UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05309

Nuveen Investment Funds, Inc.

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: October 31

Date of reporting period: October 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Index Funds

Annual Report October 31, 2014

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class I

Nuveen Equity Index Fund	FAEIX	FCEIX	FADSX	FEIIX
Nuveen Mid Cap Index Fund	FDXAX	FDXCX	FMCYX	FIMEX
Nuveen Small Cap Index Fund	FMDAX	FPXCX	ARSCX	ASETX

NUVEEN INVESTMENTS ACQUIRED BY TIAA-CREF

On October 1, 2014, TIAA-CREF completed its previously announced acquisition of Nuveen Investments, Inc., the parent company of your fund’s investment adviser, Nuveen Fund Advisors, LLC (“NFAL”) and the Nuveen affiliates that act as sub-advisers to the majority of the Nuveen Funds. TIAA-CREF is a national financial services organization with approximately $840 billion in assets under management as of October 1, 2014 and is a leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen expects to operate as a separate subsidiary within TIAA-CREF’s asset management business. Nuveen’s existing leadership and key investment teams have remained in place following the transaction.

NFAL and your fund’s sub-adviser(s) continue to manage your fund according to the same objectives and policies as before, and there have been no changes to your fund’s operations.

Must be preceded by or accompanied by a prospectus. NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

Over the past year, global financial markets were generally strong as stocks of many countries rose due to strengthening economies and abundant central bank support. A low and stable interest rate environment allowed the bond market to generate modest but positive returns.

More recently, markets have been less certain as economic growth is strengthening in some parts of the world, but in other areas recovery has been slow or uneven at best. Despite increasing market volatility, geopolitical turmoil and concerns over rising rates, better-than-expected earnings results and economic data have supported U.S. stocks. Europe continues to face challenges as disappointing growth and inflation measures led the European Central Bank to further cut interest rates. Japan is suffering from the burden of the recent consumption tax as the government’s structural reforms continue to steadily progress. Flare-ups in hotspots, such as the ongoing Russia-Ukraine conflict and Middle East, have not yet been able to derail the markets, though that remains a possibility. With all the challenges facing the markets, accommodative monetary policy around the world has helped lessen the impact of these events.

It is in such changeable markets that professional investment management is most important. Investment teams who have experienced challenging markets in the past understand how their asset class can behave in rapidly changing times. Remaining committed to their investment disciplines during these times is a critical component to achieving long-term success. In fact, many strong investment track records are established during challenging periods because experienced investment teams understand that volatile markets place a premium on companies and investment ideas that can weather the short-term volatility. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

December 22, 2014

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen Equity Index Fund

Nuveen Mid Cap Index Fund

Nuveen Small Cap Index Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. For the majority of the reporting period, Walter A. French and David A. Friar were the portfolio managers for the Funds. However, Walt retired from Nuveen Asset Management on October 1, 2014 and Michael N. Lindh, CFA and CPA, was named co-manager of all three funds. Walt had managed the Nuveen Equity Index Fund since 1999 and the Nuveen Mid Cap Index Fund and the Nuveen Small Cap Index Fund since 2001. David has managed the Nuveen Equity Index Fund since 2000 and the Nuveen Mid Cap Index Fund and the Nuveen Small Cap Index Fund since 2001.

On the following pages, the portfolio managers examine economic and market conditions, key investment strategies and the Funds’ performance for the twelve-month reporting period ended October 31, 2014.

What factors affected the U.S. economy and the financial markets during the twelve-month reporting period ended October 31, 2014?

During this reporting period, the U.S. economy continued to expand at a moderate pace. The Federal Reserve (Fed) maintained efforts to bolster growth and promote progress toward its mandates of maximum employment and price stability by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. At its October 2014 meeting, the Fed announced that it would end its bond-buying stimulus program as of November 1, 2014, after tapering its monthly asset purchases of mortgage-backed and longer-term Treasury securities from the original $85 billion per month to $15 billion per month over the course of seven consecutive meetings (December 2013 through September 2014). In making the announcement, the Fed cited substantial improvement in the outlook for the labor market since the inception of the current asset purchase program as well as sufficient underlying strength in the broader economy to support ongoing progress toward maximum employment in a context of price stability. The Fed also reiterated that it would continue to look at a wide range of factors, including labor market conditions, indicators of inflationary pressures and readings on financial developments, in determining future actions, saying that it would likely maintain the current target range for the fed funds rate for a considerable time after the end of the asset purchase program, especially if projected inflation continues to run below the Fed’s 2% longer-run goal. However, if economic data shows faster progress toward the Fed’s employment and inflation objectives than currently anticipated, the Fed indicated that the first increase in the fed funds rate since 2006 could occur sooner than expected.

In the third quarter of 2014, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at a 3.9% annual rate, compared with -2.1% in the first quarter of 2014 and 4.6% in the second quarter. Third-quarter growth was attributed in part to expanded business investment in equipment and a major increase in military spending. The Consumer Price Index (CPI) rose 1.7% year-over-year as of October 2014, while the core CPI (which excludes food and energy) increased 1.8% during the same period, below the Fed’s unofficial longer term inflation objective of 2.0%. As of October 2014, the national unemployment rate was 5.8%, the lowest level since July 2008, down from the 7.2% reported in October 2013, marking the ninth consecutive month in which the economy saw the addition of more than 200,000 new jobs. The housing market continued to post gains, although price growth has shown signs of deceleration in recent months. The average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 4.9% for the twelve months ended September 2014 (most recent data available at the time this report was prepared), putting home prices at fall 2004 levels, although they continued to be down 15%-17% from their mid-2006 peaks.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

As investor sentiment and risk aversion fluctuated throughout the reporting period, U.S. equities across the risk spectrum posted generally positive returns supported by solid corporate earnings, positive economic reports and continued accommodative monetary policy. During the first few months of this reporting period, the financial markets were unsettled in the aftermath of widespread uncertainty about the future of the Fed’s quantitative easing program. Also contributing to investor concern was Congress’s failure to reach agreement on the Fiscal 2014 federal budget, which had triggered sequestration, or automatic spending cuts and a 16-day federal government shutdown in October 2013. As we moved into 2014, investors quickly shook off these issues and the current bull market in the U.S. entered its sixth year. Then, midway through the first calendar quarter, investors grew concerned about the dampening effects of severe winter weather on near-term growth, firmer language from the Fed regarding potential stimulus withdrawal and mounting tensions with Russia over its territorial assertions in Ukraine. The stock market experienced a rather quick and dramatic rotation away from higher growth, higher price/earnings ratio stocks that had performed so well in 2013 and into more defensive, value-oriented stocks. As we moved into the spring and summer months, equity markets again hit new highs as U.S. data improved and policy uncertainty was reduced. Market volatility declined to levels near historical lows prompting some concern from market analysts and policymakers who believed that investors may be growing overly complacent. As conditions improved on the domestic front, however, global growth was called into question as China and the emerging markets slowed, while Europe slipped back into a recession. The U.S. dollar strengthened dramatically, which weighed on the prices of all commodities. Oil prices experienced a dramatic decline from their early-June high of approximately $105/barrel and ended the reporting period at approximately $85/barrel (source: West Texas Intermediate). In October 2014, the final month of the reporting period, market volatility spiked again as concerns intensified over global growth, geopolitical tensions in the Middle East and interest rates. Equities sold off through mid-month, before rebounding again with the S&P 500® Index, the Dow Jones Industrial Average and Nasdaq Composite ending this reporting period at all-time highs.

Despite all of the crosscurrents in the markets, U.S. large-cap stocks posted a 17.27% twelve-month return as measured by the S&P 500® Index. The market saw a wide divergence of results among the various sectors, however, areas such as health care and utilities performed strongly during the reporting period, while the energy segment sold off dramatically. Returns were also sharply divided across the capitalization spectrum as larger, more established companies outperformed riskier, smaller-cap stocks by nearly 10%. Smaller-cap stocks were more negatively impacted by the combination of growing risk aversion and the general sense that eventual Fed tightening would remove liquidity from the market. Despite several sell-offs during the twelve-month reporting period, however, the small-cap segment was still able to produce an 8.06% return as measured by the Russell 2000® Index. On the other hand, non-U.S. equity markets were a sea of red as nearly all developed and emerging markets underperformed U.S. equities. European markets fell in the midst of growing deflationary pressures, faltering economic growth and the rapidly depreciating euro. Developed markets outside of the U.S. posted a twelve-month return of -0.17% as measured by the MSCI EAFE Index. Emerging markets, which had outpaced their developed counterparts since March, tumbled in September in response to dollar strength, weak China data and the possibility of an earlier-than-expected Fed rate hike. The MSCI Emerging Markets Index narrowly outperformed developed markets with a 0.98% twelve-month return.

Nuveen Equity Index Fund

How did the Fund perform during the twelve-month reporting period ended October 31, 2014?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Fund for the one-year, five-year and ten-year periods ended October 31, 2014. The Fund’s Class A Shares at net asset value (NAV) performed in line with the Lipper S&P 500® Index Objective Funds Classification Average, but underperformed the S&P 500® Index.

What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?

The Fund’s objective is invested to replicate the return of the S&P 500® Index as closely as possible, with consideration given to turnover costs and fees. S&P/Dow Jones changes the index definition as often as weekly, deleting firms as they are acquired or when the membership committee determines that a firm is no longer representative of the index definition. Additionally, index weights are changed to reflect merger and acquisition activity or share issuance and repurchasing. These changes typically result in low turnover, well below 20% per year. We believe the Fund’s objective can best be achieved by investing in approximately 90% to 100% of the issues included in the S&P 500® Index, depending on the size of the Fund. During the reporting period, we held essentially all of the issues found in the index. In addition, we aggressively tracked and implemented the occasional changes to index member names, as well as changes to the relative weights in the index.

6	Nuveen Investments

The Fund performed very similarly to the S&P 500® Index during the reporting period. The index experienced a wide divergence of returns among sectors as the top performer, health care, rose more than 29%, followed by information technology, up more than 25%. Stocks in the defensive utilities sector also performed well, gaining around 21%. However, the lowest performing sectors in the index, energy and telecommunications services, produced returns in the 4% range during the reporting period.

We also continue to invest in S&P 500® Index futures to convert cash into the equivalent of an S&P 500® Index holding in order to manage cash flow activity and minimize tracking error to the Fund’s benchmark index. These contracts are used as a means to efficiently gain exposure to a broad base of equity securities. The Fund’s holdings of futures, which were matched to the level of cash, were helpful in keeping the Fund fully invested, neither overexposed nor underexposed to equities, despite cash flows. Due to generally rising equity prices during the reporting period, these positions modestly benefited performance.

Nuveen Mid Cap Index Fund

How did the Fund perform during the twelve-month reporting period ended October 31, 2014?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Fund for the one-year, five-year and ten-year periods ended October 31, 2014. The Fund’s Class A Shares at net asset value (NAV) underperformed both the Lipper Mid-Cap Core Funds Classification Average and the S&P MidCap 400® Index.

What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?

The Fund’s objective is invested to replicate the return of the S&P MidCap 400® Index as closely as possible, with consideration given to turnover costs and fees. S&P/Dow Jones changes the index definition as often as weekly, deleting firms as they are acquired or when the membership committee determines that a firm is no longer representative of the index definition. Additionally, index weights are changed to reflect M&A activity or share issuance and repurchasing. These changes typically result in low turnover, well below 20% per year. We believe the Fund’s objective can best be achieved by investing in approximately 90% to 100% of the issues included in the S&P MidCap 400® Index, depending on the size of the Fund. During the reporting period, we held essentially all of the issues found in the index. In addition, we aggressively tracked and implemented the occasional changes to index member names, as well as changes to the relative weights in the index.

The Fund performed very similarly to the S&P MidCap 400® Index during the reporting period. The index experienced an extremely wide divergence of returns among sectors as the top performer, consumer staples, rose more than 33%, followed by health care, up more than 21%. Stocks in the defensive utilities and telecommunications services sectors also performed well, producing returns in the 14% range. However, the lowest performing sector in the index, energy, fell by more than 10%, while the next lowest performer, industrials, gained over 9% during the reporting period.

We also continue to invest in e-mini S&P MidCap 400® futures to convert cash into the equivalent of an S&P MidCap 400® Index holding in order to manage cash flow activity and minimize tracking error to the Fund’s benchmark index. These contracts are used as a means to efficiently gain exposure to a broad base of equity securities. The Fund’s holdings of futures, which were matched to the level of cash, were helpful in keeping the Fund fully invested, neither overexposed nor underexposed to equities, despite cash flows. Due to generally rising equity prices over the reporting period, these positions modestly benefited performance.

Nuveen Small Cap Index Fund

How did the Fund perform during the twelve-month reporting period ended October 31, 2014?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Fund for the one-year, five-year and ten-year periods ended October 31, 2014. The Fund’s Class A Shares at net asset value (NAV) performed in line with the Lipper Small-Cap Core Funds Classification Average, but underperformed the Russell 2000® Index.

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?

The Fund’s objective is invested to replicate the return of the Russell 2000® Index as closely as possible, with consideration given to turnover costs and fees. Russell Investments reconstitutes this index near the end of June each year, generally selecting the stocks that are numbered 1001 through 3000 of the largest eligible U.S. companies. (To reduce turnover expenses, companies near the 1000 breakpoint remain in their prior category.) Throughout the remainder of the year, the number of stocks in the index will vary as appropriate IPOs are added quarterly and stocks are removed because of merger and acquisition activity or delisting. Share changes due to issuance and repurchasing are adjusted monthly. During the reporting period, these changes resulted in an approximately 12% level of turnover. The majority of changes are from successful firms that move up to the Russell 1000® Index. We believe the Fund’s objective can best be achieved by investing in approximately 90% to 100% of the issues included in the Russell 2000® Index, depending on the size of the Fund. During the reporting period, we held essentially all of the issues found in the index. In addition, we aggressively tracked and implemented the occasional changes to index member names, as well as changes to the relative weights in the index.

The Fund performed very similarly to the Russell 2000® Index during the reporting period. The index experienced an extremely wide divergence of returns among sectors as the top performer, health care, rose more than 21%, followed fairly closely by utilities, up more than 18%. Stocks in the financial sector also performed well. However, the lowest performing sector in the index, energy, fell by more than 18%, while the next lowest performer, telecommunications services, produced basically flat results during the reporting period.

We also continue to invest in e-mini Russell 2000® futures to convert cash into the equivalent of a Russell 2000® Index holding in order to manage cash flow activity and minimize tracking error to the Fund’s benchmark index. These contracts are used as a means to efficiently gain exposure to a broad base of equity securities. The Fund’s holdings of futures, which were matched to the level of cash, were helpful in keeping the Fund fully invested, neither overexposed nor underexposed to equities, despite cash flows. Due to generally rising equity prices over the reporting period, these positions modestly benefited performance.

8	Nuveen Investments

Risk Considerations

Nuveen Equity Index Fund

Nuveen Mid Cap Index Fund

Nuveen Small Cap Index Fund

Mutual fund investing involves risk; principal loss is possible. The Funds’ investments in common stocks involve the risk of decline due to adverse company or industry news or a general economic decline. The use of derivatives involves substantial financial risk and transaction costs. In addition, each Fund may fail to match index performance. Small- and mid-cap stocks are subject to greater price volatility and liquidity risks.

Nuveen Investments	9

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10	Nuveen Investments

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement by the investment adviser to waive certain fees and/or reimburse expenses during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	11

Fund Performance and Expense Ratios (continued)

Nuveen Equity Index Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of October 31, 2014

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares	16.55%	15.99%	7.64%
S&P 500® Index	17.27%	16.69%	8.20%
Lipper S&P 500® Index Objective Funds Classification Average	16.59%	16.03%	7.69%

Class C Shares	15.71%	15.13%	6.84%
Class R3 Shares	16.27%	15.70%	7.37%
Class I Shares	16.84%	16.27%	7.91%

Average Annual Total Returns as of September 30, 2014 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares	18.98%	15.00%	7.55%
Class C Shares	18.09%	14.15%	6.74%
Class R3 Shares	18.70%	14.73%	7.28%
Class I Shares	19.28%	15.30%	7.81%

Indexes and Lipper averages are not available for direct investment.

Class A Shares have no sales charge and are available only through fee-based programs and certain retirement plans. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	0.71%	1.46%	0.97%	0.46%
Net Expense Ratios	0.62%	1.37%	0.87%	0.37%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through February 28, 2015, so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, do not exceed 0.62%, 1.37%, 0.87% and 0.37% for Class A, Class C, Class R3 and Class I Shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

12	Nuveen Investments

Growth of an Assumed $10,000 Investment as of October 31, 2014 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	13

Fund Performance and Expense Ratios (continued)

Nuveen Mid Cap Index Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of October 31, 2014

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares	10.94%	17.56%	9.91%
S&P MidCap 400® Index	11.65%	18.28%	10.50%
Lipper Mid-Cap Core Funds Classification Average	11.23%	16.29%	8.86%

Class C Shares	10.10%	16.66%	9.09%
Class R3 Shares	10.64%	17.26%	9.62%
Class I Shares	11.16%	17.83%	10.18%

Average Annual Total Returns as of September 30, 2014 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares	11.05%	15.65%	9.69%
Class C Shares	10.26%	14.78%	8.88%
Class R3 Shares	10.75%	15.35%	9.41%
Class I Shares	11.33%	15.93%	9.97%

Indexes and Lipper averages are not available for direct investment.

Class A Shares have no sales charge and are available only through fee-based programs and certain retirement plans. Class C Shares have a 1% contingent deferred sales charge (CDSC) for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	0.78%	1.53%	1.03%	0.53%
Net Expense Ratios	0.75%	1.50%	1.00%	0.50%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through February 28, 2015, so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, do not exceed 0.75%, 1.50%, 1.00% and 0.50% for Class A, Class C, Class R3 and Class I Shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

14	Nuveen Investments

Growth of an Assumed $10,000 Investment as of October 31, 2014 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	15

Fund Performance and Expense Ratios (continued)

Nuveen Small Cap Index Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of October 31, 2014

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares	7.54%	16.74%	8.13%
Russell 2000® Index	8.06%	17.39%	8.67%
Lipper Small-Cap Core Funds Classification Average	7.69%	16.30%	8.61%

Class C Shares	6.64%	15.85%	7.28%
Class R3 Shares	7.19%	16.43%	7.81%
Class I Shares	7.76%	17.04%	8.36%

Average Annual Total Returns as of September 30, 2014 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares	3.29%	13.63%	7.64%
Class C Shares	2.65%	12.80%	6.80%
Class R3 Shares	3.13%	13.35%	7.34%
Class I Shares	3.59%	13.93%	7.87%

Indexes and Lipper averages are not available for direct investment.

Class A Shares have no sales charge and are available only through fee-based programs and certain retirement plans. Class C Shares have a 1% contingent deferred sales charge (CDSC) for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.15%	1.90%	1.40%	0.90%
Net Expense Ratios	0.90%	1.65%	1.15%	0.65%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through February 28, 2015, so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, do not exceed 0.83%, 1.58%, 1.08% and 0.58% for Class A, Class C, Class R3 and Class I Shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

16	Nuveen Investments

Growth of an Assumed $10,000 Investment as of October 31, 2014 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	17

Holding

Summaries as of October 31, 2014

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen Equity Index Fund

Fund Allocation

(% of net assets)

Common Stocks	98.2%
Investments Purchased with Collateral from Securities Lending	16.2%
Short-Term Investments	1.8%
Other Assets Less Liabilities	(16.2)%

Portfolio Composition

(% of net assets)

Oil, Gas & Consumable Fuels	7.4%
Pharmaceuticals	6.1%
Banks	5.9%
Computers & Peripherals	4.7%
Software	3.7%
Media	3.5%
IT Services	3.3%
Internet Software & Services	3.2%
Biotechnology	3.0%
Insurance	2.8%
Aerospace & Defense	2.6%
Chemicals	2.4%
Diversified Telecommunication Services	2.4%
Semiconductors & Semiconductor Equipment	2.3%
Industrial Conglomerates	2.3%
Food & Staples Retailing	2.3%
Specialty Retail	2.2%
Real Estate Investment Trust	2.2%
Health Care Providers & Services	2.2%
Capital Markets	2.2%
Health Care Equipment & Supplies	2.1%
Beverages	2.1%
Diversified Financial Services	2.0%
Household Products	1.9%
Electric Utilities	1.8%
Communications Equipment	1.6%
Other Industries	20.0%
Investments Purchased with Collateral from Securities Lending	16.2%
Short-Term Investments	1.8%
Other Assets Less Liabilities	(16.2)%

Top Five Common Stock
Holdings

(% of net assets)

Apple, Inc.	3.6%
Exxon Mobil Corporation	2.3%
Microsoft Corporation	2.0%
Johnson & Johnson	1.7%
General Electric Company	1.4%

18	Nuveen Investments

Nuveen Mid Cap Index Fund

Fund Allocation

(% of net assets)

Common Stocks	96.5%
Common Stock Rights	0.0%
Investments Purchased with Collateral from Securities Lending	24.6%
Short-Term Investments	3.6%
Other Assets Less Liabilities	(24.7)%

Portfolio Composition

(% of net assets)

Real Estate Investment Trust	9.3%
Machinery	4.9%
Insurance	4.8%
Banks	4.7%
Software	4.6%
Specialty Retail	3.9%
Chemicals	3.1%
Health Care Equipment & Supplies	3.0%
Health Care Providers & Services	3.0%
IT Services	2.9%
Electronic Equipment, Instruments & Components	2.9%
Semiconductors & Semiconductor Equipment	2.8%
Energy Equipment & Services	2.5%
Oil, Gas & Consumable Fuels	2.1%
Metals & Mining	2.0%
Commercial Services & Supplies	1.7%
Electric Utilities	1.7%
Hotels, Restaurants & Leisure	1.7%
Aerospace & Defense	1.7%
Food Products	1.6%
Household Durables	1.6%
Capital Markets	1.6%
Containers & Packaging	1.6%
Gas Utilities	1.6%
Media	1.5%
Road & Rail	1.5%
Internet Software & Services	1.3%
Textiles, Apparel & Luxury Goods	1.3%
Other Industries	19.6%
Common Stock Rights	0.0%
Investments Purchased with Collateral from Securities Lending	24.6%
Short-Term Investments	3.6%
Other Assets Less Liabilities	(24.7)%

Top Five Common Stock
Holdings

(% of net assets)

Equinix Inc.	0.7%
SL Green Realty Corporation	0.7%
Skyworks Solutions Inc.	0.7%
Advance Auto Parts, Inc.	0.7%
Hanesbrands Inc.	0.6%

Nuveen Investments	19

Holding Summaries October 31, 2014 (continued)

Nuveen Small Cap Index Fund

Fund Allocation

(% of net assets)

Common Stocks	98.2%
Exchange-Traded Funds	0.0%
Common Stock Rights	0.0%
Warrants	0.0%
Investments Purchased with Collateral from Securities Lending	23.2%
Short-Term Investments	2.2%
Other Assets Less Liabilities	(23.6)%

Portfolio Composition

(% of net assets)

Real Estate Investment Trust	8.6%
Banks	7.5%
Biotechnology	5.1%
Software	4.2%
Semiconductors & Semiconductor Equipment	3.6%
Health Care Equipment & Supplies	3.2%
Machinery	3.2%
Oil, Gas & Consumable Fuels	3.1%
Specialty Retail	3.0%
Hotels, Restaurants & Leisure	2.9%
Electronic Equipment, Instruments & Components	2.6%
Internet Software & Services	2.6%
Insurance	2.6%
Health Care Providers & Services	2.6%
IT Services	2.4%
Chemicals	2.3%
Commercial Services & Supplies	2.2%
Pharmaceuticals	1.9%
Thrifts & Mortgage Finance	1.8%
Aerospace & Defense	1.7%
Communications Equipment	1.6%
Capital Markets	1.5%
Energy Equipment & Services	1.5%
Food Products	1.5%
Professional Services	1.4%
Media	1.3%
Electric Utilities	1.3%
Metals & Mining	1.2%
Other Industries	19.8%
Exchange-Traded Funds	0.0%
Common Stock Rights	0.0%
Warrants	0.0%
Investments Purchased with Collateral from Securities Lending	23.2%
Short-Term Investments	2.2%
Other Assets Less Liabilities	(23.6)%

Top Five Common Stock
Holdings

(% of net assets)

Puma Biotechnology Inc.	0.3%
ISIS Pharmaceuticals, Inc.	0.3%
WEX Inc.	0.3%
Team Health Holdings Inc.	0.3%
Brunswick Corporation	0.2%

20	Nuveen Investments

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended October 31, 2014.

The beginning of the period for the Funds is May 1, 2014.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Equity Index Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,078.60	$1,075.10	$1,077.30	$1,079.90
Expenses Incurred During Period	$3.30	$7.17	$4.56	$1.94
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,022.03	$1,018.30	$1,020.82	$1,023.34
Expenses Incurred During Period	$3.21	$6.97	$4.43	$1.89

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.62%, 1.37%, 0.87% and 0.37% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Investments	21

Expense Examples (continued)

Nuveen Mid Cap Index Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,050.30	$1,046.30	$1,049.20	$1,051.90
Expenses Incurred During Period	$3.77	$7.63	$5.06	$2.48
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.53	$1,017.74	$1,020.27	$1,022.79
Expenses Incurred During Period	$3.72	$7.53	$4.99	$2.45

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.73%, 1.48%, 0.98% and 0.48% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Small Cap Index Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,045.50	$1,041.10	$1,043.80	$1,046.70
Expenses Incurred During Period	$4.18	$8.03	$5.46	$2.89
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.12	$1,017.34	$1,019.86	$1,022.38
Expenses Incurred During Period	$4.13	$7.93	$5.40	$2.85

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.81%, 1.56%, 1.06% and 0.56% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

22	Nuveen Investments

Shareholder Meeting Report

A special shareholder meeting was held in the offices of Nuveen Investments on August 5, 2014 for Nuveen Equity Index Fund, Nuveen Mid Cap Index Fund and Nuveen Small Cap Index Fund; at this meeting the shareholders were asked to vote to approve a new investment management agreement, to approve a new sub-advisory agreement, to approve revisions to, or elimination of, certain fundamental investment policies and to elect Board Members. The meeting was subsequently adjourned to August 15, 2014, September 19, 2014, September 29, 2014 and again to September 30, 2014 for Nuveen Mid Cap Index Fund and Nuveen Small Cap Index Fund.

	Nuveen Equity Index Fund	Nuveen Mid Cap Index Fund	Nuveen Small Cap Index Fund
To approve a new investment management agreement between each Corporation and Nuveen Fund Advisors, LLC.
For	13,805,863	13,939,010	3,689,958
Against	42,162	149,413	37,226
Abstain	139,781	266,007	47,313
Broker Non-Votes	4,033,844	1,578,257	324,738
Total	18,021,650	15,932,687	4,099,235

To approve a new sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management, LLC.
For	13,805,823	13,891,458	3,690,237
Against	36,217	170,489	37,226
Abstain	145,766	292,481	47,034
Broker Non-Votes	4,033,844	1,578,259	324,738
Total	18,021,650	15,932,687	4,099,235

To approve revisions to, or elimination of, certain fundamental investment policies:

a. Revise the fundamental policy related to the purchase and sale of commodities.
For	13,735,568	13,440,366	3,134,883
Against	90,991	606,271	575,651
Abstain	161,247	307,794	63,960
Broker Non-Votes	4,033,844	1,578,256	324,741
Total	18,021,650	15,932,687	4,099,235

b. Eliminate the fundamental policy related to investing for control.
For	13,775,540	13,447,967	3,079,426
Against	47,538	630,727	613,555
Abstain	164,726	275,736	81,515
Broker Non-Votes	4,033,846	1,578,257	324,739
Total	18,021,650	15,932,687	4,099,235

Approval of the Board Members was reached as follows:

William Adams IV
For	875,153,250	875,153,250	875,153,250
Withhold	6,616,294	6,616,294	6,616,294
Total	881,769,544	881,769,544	881,769,544

Nuveen Investments	23

Shareholder Meeting Report (continued)

	Nuveen Equity Index Fund	Nuveen Mid Cap Index Fund	Nuveen Small Cap Index Fund
Robert P. Bremner
For	767,672,659	767,672,659	767,672,659
Withhold	114,096,885	114,096,885	114,096,885
Total	881,769,544	881,769,544	881,769,544

Jack B. Evans
For	767,867,187	767,867,187	767,867,187
Withhold	113,902,357	113,902,357	113,902,357
Total	881,769,544	881,769,544	881,769,544

William C. Hunter
For	875,066,364	875,066,364	875,066,364
Withhold	6,703,180	6,703,180	6,703,180
Total	881,769,544	881,769,544	881,769,544

David J. Kundert
For	767,748,278	767,748,278	767,748,278
Withhold	114,021,266	114,021,266	114,021,266
Total	881,769,544	881,769,544	881,769,544

John K. Nelson
For	875,059,020	875,059,020	875,059,020
Withhold	6,710,524	6,710,524	6,710,524
Total	881,769,544	881,769,544	881,769,544

William J. Schneider
For	874,871,626	874,871,626	874,871,626
Withhold	6,897,918	6,897,918	6,897,918
Total	881,769,544	881,769,544	881,769,544

Thomas S. Schreier, Jr.
For	874,799,740	874,799,740	874,799,740
Withhold	6,969,804	6,969,804	6,969,804
Total	881,769,544	881,769,544	881,769,544

Judith M. Stockdale
For	874,933,639	874,933,639	874,933,639
Withhold	6,835,905	6,835,905	6,835,905
Total	881,769,544	881,769,544	881,769,544

Carole E. Stone
For	767,948,250	767,948,250	767,948,250
Withhold	113,821,294	113,821,294	113,821,294
Total	881,769,544	881,769,544	881,769,544

Virginia L. Stringer
For	875,081,812	875,081,812	875,081,812
Withhold	6,687,732	6,687,732	6,687,732
Total	881,769,544	881,769,544	881,769,544

Terence J. Toth
For	767,738,756	767,738,756	767,738,756
Withhold	114,030,788	114,030,788	114,030,788
Total	881,769,544	881,769,544	881,769,544

24	Nuveen Investments

Report of

Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

Nuveen Investment Funds, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Equity Index Fund, Nuveen Mid Cap Index Fund and Nuveen Small Cap Index Fund (each a series of the Nuveen Investment Funds, Inc., hereinafter referred to as the “Funds”) at October 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial statements of the Funds for the years ended October 31, 2011 and prior were audited by other independent auditors whose report dated December 28, 2011 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

Chicago, IL

December 26, 2014

Nuveen Investments	25

Nuveen Equity Index Fund

Portfolio of Investments	October 31, 2014

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 98.2%

	COMMON STOCKS – 98.2%

	Aerospace & Defense – 2.6%

30,855	Boeing Company	$3,854,098

14,669	General Dynamics Corporation	2,050,139

35,376	Honeywell International Inc.	3,400,341

3,872	L-3 Communications Holdings, Inc.	470,293

12,180	Lockheed Martin Corporation	2,321,143

9,777	Northrop Grumman Corporation	1,348,835

6,551	Precision Castparts Corporation	1,445,806

14,188	Raytheon Company	1,473,849

6,099	Rockwell Collins, Inc.	513,231

12,744	Textron Inc.	529,258

37,986	United Technologies Corporation	4,064,502
	Total Aerospace & Defense	21,471,495

	Air Freight & Logistics – 0.8%

6,697	C.H. Robinson Worldwide, Inc.	463,499

9,143	Expeditors International of Washington, Inc.	390,040

12,532	FedEx Corporation	2,097,857

32,060	United Parcel Service, Inc., Class B, (2)	3,363,415
	Total Air Freight & Logistics	6,314,811

	Airlines – 0.3%

38,319	Delta Air Lines, Inc.	1,541,573

32,585	Southwest Airlines Co.	1,123,531
	Total Airlines	2,665,104

	Auto Components – 0.4%

10,642	BorgWarner Inc., (2)	606,807

12,578	Delphi Automotive PLC	867,630

11,547	Goodyear Tire & Rubber Company	279,784

29,956	Johnson Controls, Inc.	1,415,421
	Total Auto Components	3,169,642

	Automobiles – 0.6%

177,922	Ford Motor Company	2,506,921

56,717	General Motors Company	1,780,914

9,928	Harley-Davidson, Inc.	652,270
	Total Automobiles	4,940,105

26	Nuveen Investments

Shares	Description (1)	Value

	Banks – 5.9%

476,769	Bank of America Corporation	$8,181,356

32,071	BB&T Corporation	1,214,849

136,986	Citigroup Inc.	7,332,861

8,214	Comerica Incorporated	392,136

38,413	Fifth Third Bancorp.	767,876

37,499	Huntington BancShares Inc.	371,615

170,839	JP Morgan Chase & Co.	10,332,343

40,124	KeyCorp., (2)	529,637

5,912	M&T Bank Corporation	722,328

24,093	PNC Financial Services Group, Inc.	2,081,394

64,429	Regions Financial Corporation	639,780

24,121	SunTrust Banks, Inc.	944,096

82,223	U.S. Bancorp, (2)	3,502,700

216,017	Wells Fargo & Company	11,468,343

8,340	Zions Bancorporation	241,610
	Total Banks	48,722,924

	Beverages – 2.1%

7,313	Brown-Forman Corporation	677,696

170,940	Coca-Cola Company	7,158,967

11,294	Coca-Cola Enterprises Inc.	489,595

7,566	Constellation Brands, Inc., Class A, (3)	692,592

8,900	Dr. Pepper Snapple Group	616,325

7,144	Molson Coors Brewing Company, Class B	531,371

6,099	Monster Beverage Corporation, (3)	615,267

68,684	PepsiCo, Inc., (2)	6,605,340
	Total Beverages	17,387,153

	Biotechnology – 3.0%

8,924	Alexion Pharmaceuticals Inc., (3)	1,707,697

34,062	Amgen Inc.	5,524,175

10,664	Biogen Idec Inc., (3)	3,423,997

36,636	Celgene Corporation, (2), (3)	3,923,349

69,396	Gilead Sciences, Inc., (2), (3)	7,772,352

3,552	Regeneron Pharmaceuticals, Inc., (2), (3)	1,398,493

10,932	Vertex Pharmaceuticals Inc., (3)	1,231,380
	Total Biotechnology	24,981,443

	Building Products – 0.1%

4,320	Allegion PLC	229,349

17,093	Masco Corporation, (2)	377,243
	Total Building Products	606,592

Nuveen Investments	27

Nuveen Equity Index Fund (continued)

Portfolio of Investments	October 31, 2014

Shares	Description (1)	Value

	Capital Markets – 2.2%

111	Affiliated Managers Group Inc., (3)	$22,177

8,612	Ameriprise Financial, Inc.	1,086,576

51,207	Bank of New York Mellon Corp.	1,982,735

5,668	BlackRock Inc., (2)	1,933,411

52,725	Charles Schwab Corporation	1,511,626

14,163	E*Trade Group Inc., (3)	315,835

18,215	Franklin Resources, Inc.	1,012,936

18,996	Goldman Sachs Group, Inc.	3,609,050

19,541	Invesco LTD	790,824

4,728	Legg Mason, Inc.	245,856

64,797	Morgan Stanley	2,264,655

10,063	Northern Trust Corporation	667,177

19,472	State Street Corporation, (2)	1,469,357

12,202	T. Rowe Price Group Inc., (2)	1,001,662
	Total Capital Markets	17,913,877

	Chemicals – 2.4%

9,550	Air Products & Chemicals Inc.	1,286,003

3,105	Airgas, Inc.	346,332

2,503	CF Industries Holdings, Inc.	650,780

54,851	Dow Chemical Company	2,709,639

41,823	E.I. Du Pont de Nemours and Company	2,892,060

6,878	Eastman Chemical Company	555,605

12,212	Ecolab Inc.	1,358,341

5,996	FMC Corporation	343,871

3,666	International Flavors & Fragrances Inc.	363,484

18,845	LyondellBasell Industries NV	1,726,767

23,680	Monsanto Company, (2)	2,724,147

13,733	Mosaic Company, (2)	608,509

6,248	PPG Industries, Inc.	1,272,655

13,262	Praxair, Inc.	1,670,879

3,846	Sherwin-Williams Company	882,888

5,389	Sigma-Aldrich Corporation	732,419
	Total Chemicals	20,124,379

	Commercial Services & Supplies – 0.4%

8,269	ADT Corporation, (2)	296,361

4,542	Cintas Corporation	332,656

9,137	Pitney Bowes Inc.	226,049

12,201	Republic Services, Inc.	468,518

3,841	Stericycle Inc., (3)	483,966

28	Nuveen Investments

Shares	Description (1)	Value

	Commercial Services & Supplies (continued)

20,767	Tyco International PLC	$891,527

19,502	Waste Management, Inc.	953,453
	Total Commercial Services & Supplies	3,652,530

	Communications Equipment – 1.6%

232,395	Cisco Systems, Inc.	5,686,706

3,055	F5 Networks, Inc., (3)	375,704

4,819	Harris Corporation	335,402

21,355	Juniper Networks Inc.	449,950

10,193	Motorola Solutions Inc.	657,449

76,291	QUALCOMM, Inc., (2)	5,989,606
	Total Communications Equipment	13,494,817

	Computers & Peripherals – 4.7%

275,139	Apple, Inc.	29,715,008

91,385	EMC Corporation	2,625,491

85,497	Hewlett-Packard Company	3,067,632

14,945	NetApp, Inc.	639,646

10,173	SanDisk Corporation	957,686

14,832	Seagate Technology	931,895

9,486	Western Digital Corporation	933,138
	Total Computers & Peripherals	38,870,496

	Construction & Engineering – 0.1%

7,234	Fluor Corporation	479,904

5,950	Jacobs Engineering Group, Inc., (3)	282,328

9,823	Quanta Services Incorporated, (3)	334,768
	Total Construction & Engineering	1,097,000

	Construction Materials – 0.1%

2,751	Martin Marietta Materials	321,647

5,890	Vulcan Materials Company	363,472
	Total Construction Materials	685,119

	Consumer Finance – 0.9%

41,226	American Express Company	3,708,279

25,841	Capital One Financial Corporation	2,138,860

21,244	Discover Financial Services	1,354,942

19,340	Navient Corporation	382,545
	Total Consumer Finance	7,584,626

	Containers & Packaging – 0.2%

4,331	Avery Dennison Corporation	202,907

6,341	Ball Corporation	408,551

Nuveen Investments	29

Nuveen Equity Index Fund (continued)

Portfolio of Investments	October 31, 2014

Shares	Description (1)	Value

	Containers & Packaging (continued)

3,602	Bemis Company, Inc.	$138,569

7,875	MeadWestvaco Corporation	347,839

7,432	Owens-Illinois, Inc., (3)	191,523

8,739	Sealed Air Corporation	316,789
	Total Containers & Packaging	1,606,178

	Distributors – 0.1%

6,936	Genuine Parts Company	673,347

	Diversified Consumer Services – 0.0%

12,781	H & R Block Inc., (2)	412,954

	Diversified Financial Services – 2.0%

81,214	Berkshire Hathaway Inc., Class B, (3)	11,382,954

14,236	CME Group, Inc.	1,193,119

5,187	Intercontinental Exchange Group, Inc.	1,080,400

14,558	Leucadia National Corporation	346,189

12,225	McGraw-Hill Companies, Inc.	1,106,118

8,483	Moody’s Corporation, (2)	841,768

5,275	NASDAQ Stock Market, Inc., (2)	228,197
	Total Diversified Financial Services	16,178,745

	Diversified Telecommunication Services – 2.4%

234,901	AT&T Inc., (2)	8,183,951

26,074	CenturyLink Inc.	1,081,550

46,749	Frontier Communications Corporation, (2)	305,738

6,128	Level 3 Communications Inc., (3)	287,464

185,933	Verizon Communications Inc.	9,343,133

28,389	Windstream Holdings Inc.	297,517
	Total Diversified Telecommunication Services	19,499,353

	Electric Utilities – 1.8%

22,006	American Electric Power Company, Inc.	1,283,830

31,871	Duke Energy Corporation	2,618,203

14,698	Edison International	919,801

8,056	Entergy Corporation	676,865

38,681	Exelon Corporation	1,415,338

18,922	FirstEnergy Corp.	706,547

20,144	NextEra Energy Inc., (2)	2,018,832

14,230	Northeast Utilities, (2)	702,251

11,301	Pepco Holdings, Inc.	308,969

4,971	Pinnacle West Capital Corporation	305,567

29,476	PPL Corporation, (2)	1,031,365

30	Nuveen Investments

Shares	Description (1)	Value

	Electric Utilities (continued)

40,058	Southern Company	$1,857,089

22,538	Xcel Energy, Inc.	754,347
	Total Electric Utilities	14,599,004

	Electrical Equipment – 0.6%

11,056	Ametek Inc.	576,570

21,443	Eaton PLC	1,466,487

31,715	Emerson Electric Company	2,031,663

6,260	Rockwell Automation, Inc.	703,311
	Total Electrical Equipment	4,778,031

	Electronic Equipment, Instruments & Components – 0.4%

14,276	Amphenol Corporation, Class A	722,080

62,805	Corning Incorporated	1,283,106

6,355	FLIR Systems Inc.	213,083

18,508	TE Connectivity Limited	1,131,394
	Total Electronic Equipment, Instruments & Components	3,349,663

	Energy Equipment & Services – 1.6%

19,724	Baker Hughes Incorporated	1,044,583

9,779	Cooper Cameron Corporation, (3)	582,339

3,136	Diamond Offshore Drilling, Inc.	118,259

10,537	Ensco PLC, (2)	427,697

10,648	FMC Technologies Inc., (3)	596,714

38,386	Halliburton Company	2,116,604

4,852	Helmerich & Payne Inc.	421,251

12,176	Nabors Industries Inc.	217,342

19,332	National-Oilwell Varco Inc.	1,404,276

11,851	Noble Corporation PLC	247,923

58,978	Schlumberger Limited, (2)	5,818,769

15,309	Transocean Inc., (2)	456,667
	Total Energy Equipment & Services	13,452,424

	Food & Staples Retailing – 2.3%

19,837	Costco Wholesale Corporation	2,645,661

53,343	CVS Caremark Corporation	4,577,363

23,303	Kroger Co.	1,298,210

10,389	Safeway Inc.	362,161

26,390	Sysco Corporation	1,017,071

39,436	Walgreen Co.	2,532,580

72,989	Wal-Mart Stores, Inc., (2)	5,566,871

16,781	Whole Foods Market, Inc., (2)	659,997
	Total Food & Staples Retailing	18,659,914

Nuveen Investments	31

Nuveen Equity Index Fund (continued)

Portfolio of Investments	October 31, 2014

Shares	Description (1)	Value

	Food Products – 1.6%

29,702	Archer-Daniels-Midland Company	$1,395,994

8,068	Campbell Soup Company, (2)	356,364

18,967	ConAgra Foods, Inc.	651,516

28,176	General Mills, Inc.	1,464,025

6,765	Hershey Foods Corporation	648,831

6,074	Hormel Foods Corporation	327,449

4,677	JM Smucker Company	486,408

11,585	Kellogg Company, (2)	740,977

5,826	Keurig Green Mountain Inc., (2)	884,096

26,901	Kraft Foods Inc., (2)	1,515,871

5,917	McCormick & Company, Incorporated	418,450

9,098	Mead Johnson Nutrition Company, Class A Shares	903,522

76,737	Mondelez International Inc., (2)	2,705,747

12,127	Tyson Foods, Inc., Class A, (2)	489,324
	Total Food Products	12,988,574

	Gas Utilities – 0.0%

5,075	AGL Resources Inc.	273,593

	Health Care Equipment & Supplies – 2.1%

69,614	Abbott Laboratories, (2)	3,034,474

24,506	Baxter International, Inc.	1,718,851

8,708	Becton, Dickinson and Company, (2)	1,120,720

59,739	Boston Scientific Corporation, (3)	793,334

3,500	C. R. Bard, Inc.	573,895

9,402	CareFusion Corporation, (3)	539,393

20,335	Covidien PLC	1,879,767

6,398	DENTSPLY International Inc.	324,826

4,839	Edwards Lifesciences Corporation, (3)	585,132

1,723	Intuitive Surgical, Inc., (2), (3)	854,263

45,150	Medtronic, Inc., (2)	3,077,424

12,803	Saint Jude Medical Inc., (2)	821,569

13,296	Stryker Corporation	1,163,799

4,671	Varian Medical Systems, Inc., (2), (3)	392,925

7,639	Zimmer Holdings, Inc.	849,762
	Total Health Care Equipment & Supplies	17,730,134

	Health Care Providers & Services – 2.2%

16,363	Aetna Inc.	1,350,111

10,340	AmerisourceBergen Corporation	883,139

15,470	Cardinal Health, Inc.	1,214,086

12,342	CIGNA Corporation	1,228,893

32	Nuveen Investments

Shares	Description (1)	Value

	Health Care Providers & Services (continued)

7,983	Davita Inc., (3)	$623,233

35,009	Express Scripts, Holding Company, (3)	2,689,391

6,949	Humana Inc.	964,869

3,848	Laboratory Corporation of America Holdings, (2), (3)	420,548

10,381	McKesson HBOC Inc.	2,111,599

3,703	Patterson Companies, Inc., (2)	159,636

6,510	Quest Diagnostics Incorporated, (2)	413,125

4,640	Tenet Healthcare Corporation, (3)	260,072

44,626	UnitedHealth Group Incorporated	4,239,916

398	Universal Health Services, Inc., Class B	41,277

12,743	Wellpoint Inc.	1,614,411
	Total Health Care Providers & Services	18,214,306

	Health Care Technology – 0.1%

13,807	Cerner Corporation, (3)	874,535

	Hotels, Restaurants & Leisure – 1.6%

19,772	Carnival Corporation, (2)	793,846

1,400	Chipotle Mexican Grill, (3)	893,200

6,106	Darden Restaurants, Inc.	316,169

10,508	Marriott International, Inc., Class A	795,981

44,657	McDonald’s Corporation	4,185,701

34,101	Starbucks Corporation	2,576,672

8,957	Starwood Hotels & Resorts Worldwide, Inc.	686,644

6,368	Wyndham Worldwide Corporation	494,603

3,653	Wynn Resorts Ltd	694,107

19,982	YUM! Brands, Inc.	1,435,307
	Total Hotels, Restaurants & Leisure	12,872,230

	Household Durables – 0.4%

12,845	D.R. Horton, Inc., (2)	292,738

5,547	Garmin Limited, (2)	307,748

3,159	Harman International Industries Inc.	339,087

6,266	Leggett and Platt Inc.	246,755

8,820	Lennar Corporation, Class A, (2)	379,966

2,755	Mohawk Industries Inc., (3)	391,320

12,582	Newell Rubbermaid Inc.	419,358

16,124	Pulte Corporation, (2)	309,420

3,494	Whirlpool Corporation	601,143
	Total Household Durables	3,287,535

	Household Products – 1.9%

6,036	Clorox Company	600,582

Nuveen Investments	33

Nuveen Equity Index Fund (continued)

Portfolio of Investments	October 31, 2014

Shares	Description (1)	Value

	Household Products (continued)

39,385	Colgate-Palmolive Company	$2,634,069

17,116	Kimberly-Clark Corporation	1,955,845

122,322	Procter & Gamble Company	10,675,041
	Total Household Products	15,865,537

	Independent Power & Renewable Electricity Producers – 0.1%

29,476	AES Corporation	414,727

14,672	NRG Energy Inc.	439,867
	Total Independent Power & Renewable Electricity Producers	854,594

	Industrial Conglomerates – 2.3%

28,401	3M Co.	4,367,222

27,100	Danaher Corporation	2,178,840

452,634	General Electric Company	11,682,484

4,490	Roper Industries Inc.	710,767
	Total Industrial Conglomerates	18,939,313

	Insurance – 2.8%

15,187	Ace Limited	1,659,939

20,564	AFLAC Incorporated	1,228,288

20,170	Allstate Corporation	1,308,025

66,050	American International Group, Inc.	3,538,298

13,584	AON PLC	1,168,224

3,233	Assurant Inc.	220,555

11,080	Chubb Corporation	1,100,909

6,639	Cincinnati Financial Corporation	335,070

22,348	Genworth Financial Inc., Class A, (3)	312,649

20,136	Hartford Financial Services Group, Inc.	796,983

11,896	Lincoln National Corporation	651,425

13,807	Loews Corporation	601,985

24,739	Marsh & McLennan Companies, Inc.	1,345,059

50,688	MetLife, Inc.	2,749,317

12,399	Principal Financial Group, Inc.	649,336

24,707	Progressive Corporation, (2)	652,512

20,888	Prudential Financial, Inc.	1,849,424

5,992	Torchmark Corporation	317,336

15,894	Travelers Companies, Inc.	1,602,115

11,704	Unum Group	391,616

12,454	XL Capital Ltd, Class A	421,942
	Total Insurance	22,901,007

34	Nuveen Investments

Shares	Description (1)	Value

	Internet & Catalog Retail – 1.2%

16,782	Amazon.com, Inc., (3)	$5,126,230

4,637	Expedia, Inc., (2)	394,006

2,699	NetFlix.com Inc., (2), (3)	1,060,086

2,353	priceline.com Incorporated, (3)	2,838,212

5,182	TripAdvisor Inc., (2), (3)	459,436
	Total Internet & Catalog Retail	9,877,970

	Internet Software & Services – 3.2%

8,055	Akamai Technologies, Inc., (3)	485,717

52,567	eBay Inc., (3)	2,759,768

90,860	Facebook Inc., Class A Shares, (3)	6,813,591

12,735	Google Inc., Class A, (3)	7,231,824

12,735	Google Inc., Class C Shares, (3)	7,119,884

5,668	VeriSign, Inc., (2), (3)	338,720

42,349	Yahoo! Inc., (3)	1,950,171
	Total Internet Software & Services	26,699,675

	IT Services – 3.3%

28,738	Accenture Limited	2,331,227

2,279	Alliance Data Systems Corporation, (3)	645,755

21,738	Automatic Data Processing, Inc.	1,777,734

27,403	Cognizant Technology Solutions Corporation, Class A, (2), (3)	1,338,637

6,573	Computer Sciences Corporation	397,009

12,678	Fidelity National Information Services	740,268

11,481	Fiserv, Inc., (3)	797,700

44,160	International Business Machines Corporation (IBM)	7,259,904

46,036	MasterCard, Inc.	3,855,515

15,201	Paychex, Inc.	713,535

7,183	Teradata Corporation, (2), (3)	303,985

7,458	Total System Services Inc.	252,006

22,868	Visa Inc., (2)	5,521,021

25,829	Western Union Company, (2)	438,060

50,250	Xerox Corporation	667,320
	Total IT Services	27,039,676

	Leisure Equipment & Products – 0.1%

5,258	Hasbro, Inc.	302,493

15,355	Mattel, Inc.	477,080
	Total Leisure Equipment & Products	779,573

	Life Sciences Tools & Services – 0.4%

15,042	Agilent Technologies, Inc.	831,522

5,092	Perkinelmer Inc., (2)	221,095

Nuveen Investments	35

Nuveen Equity Index Fund (continued)

Portfolio of Investments	October 31, 2014

Shares	Description (1)	Value

	Life Sciences Tools & Services (continued)

16,901	Thermo Fisher Scientific, Inc.	$1,987,051

3,842	Waters Corporation, (2), (3)	425,694
	Total Life Sciences Tools & Services	3,465,362

	Machinery – 1.6%

28,775	Caterpillar Inc., (2)	2,918,073

7,833	Cummins Inc.	1,145,028

16,679	Deere & Company, (2)	1,426,722

7,671	Dover Corporation	609,384

6,216	Flowserve Corporation	422,626

17,634	Illinois Tool Works, Inc.	1,605,576

11,665	Ingersoll Rand Company Limited, Class A	730,462

4,518	Joy Global Inc.	237,782

16,560	PACCAR Inc.	1,081,699

4,952	Pall Corporation	452,712

6,979	Parker Hannifin Corporation	886,542

8,903	Pentair Limited	596,946

2,622	Snap-on Incorporated	346,471

7,019	Stanley Black & Decker Inc.	657,259

8,332	Xylem Inc.	302,952
	Total Machinery	13,420,234

	Media – 3.5%

10,245	Cablevision Systems Corporation, (2)	190,762

23,976	CBS Corporation, Class B	1,299,979

117,592	Comcast Corporation, Class A, (2)	6,508,717

21,376	DirecTV, (3)	1,855,223

10,034	Discovery Communications Inc., Class A Shares, (3)	354,702

10,034	Discovery Communications Inc., Class C Shares, (3)	351,090

10,658	Gannett Company Inc.	335,727

19,467	Interpublic Group of Companies, Inc.	377,465

22,464	News Corporation, Class A Shares, (2), (3)	347,743

11,648	Omnicom Group, Inc.	837,025

4,272	Scripps Networks Interactive, Class A Shares	329,969

12,517	Time Warner Cable, Class A	1,842,628

40,270	Time Warner Inc.	3,200,315

87,557	Twenty First Century Fox Inc., Class A Shares, (2)	3,018,965

17,978	Viacom Inc., Class B, (2)	1,306,641

73,510	Walt Disney Company, (2)	6,717,344
	Total Media	28,874,295

36	Nuveen Investments

Shares	Description (1)	Value

	Metals & Mining – 0.4%

50,026	Alcoa Inc.	$838,436

4,870	Allegheny Technologies, Inc.	159,980

46,848	Freeport-McMoRan, Inc.	1,335,168

22,463	Newmont Mining Corporation	421,406

14,882	Nucor Corporation, (2)	804,521
	Total Metals & Mining	3,559,511

	Multiline Retail – 0.7%

13,293	Dollar General Corporation, (3)	833,072

9,387	Dollar Tree Stores Inc., (3)	568,571

4,312	Family Dollar Stores, Inc.	337,586

9,081	Kohl’s Corporation, (2)	492,372

16,623	Macy’s, Inc.	961,142

6,689	Nordstrom, Inc.	485,688

28,516	Target Corporation, (2)	1,762,859
	Total Multiline Retail	5,441,290

	Multi-Utilities – 1.2%

10,946	Ameren Corporation	463,454

19,346	CenterPoint Energy, Inc.	474,944

12,733	CMS Energy Corporation	415,987

13,214	Consolidated Edison, Inc., (2)	837,239

26,233	Dominion Resources, Inc., (2)	1,870,413

7,990	DTE Energy Company, (2)	656,458

3,607	Integrys Energy Group, Inc.	262,157

14,969	NiSource Inc.	629,596

20,646	PG&E Corporation	1,038,907

22,835	Public Service Enterprise Group Incorporated, (2)	943,314

6,367	Scana Corporation, (2)	349,485

10,254	Sempra Energy	1,127,940

9,553	TECO Energy, Inc.	187,334

10,193	Wisconsin Energy Corporation, (2)	506,184
	Total Multi-Utilities	9,763,412

	Oil, Gas & Consumable Fuels – 7.4%

22,727	Anadarko Petroleum Corporation	2,085,884

17,808	Apache Corporation, (2)	1,374,778

19,049	Cabot Oil & Gas Corporation	592,424

22,842	Chesapeake Energy Corporation, (2)	506,636

86,129	Chevron Corporation	10,331,174

2,781	Cimarex Energy Company	316,116

55,314	ConocoPhillips, (2)	3,990,905

Nuveen Investments	37

Nuveen Equity Index Fund (continued)

Portfolio of Investments	October 31, 2014

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels (continued)

10,339	CONSOL Energy Inc.	$380,475

16,059	Denbury Resources Inc., (2)	199,132

17,277	Devon Energy Corporation	1,036,620

24,644	EOG Resources, Inc.	2,342,412

6,808	EQT Corporation	640,224

194,948	Exxon Mobil Corporation	18,853,421

12,328	Hess Corporation	1,045,538

31,356	Kinder Morgan, Inc.	1,213,477

31,441	Marathon Oil Corporation	1,113,011

13,288	Marathon Petroleum Corporation	1,207,879

7,768	Murphy Oil Corporation	414,734

6,149	Newfield Exploration Company, (3)	200,519

16,236	Noble Energy, Inc.	935,681

35,854	Occidental Petroleum Corporation	3,188,496

7,868	ONEOK, Inc.	463,740

26,509	Phillips 66, (2)	2,080,957

6,447	Pioneer Natural Resources Company	1,218,870

8,091	QEP Resources Inc.	202,841

7,641	Range Resources Corporation	522,644

15,921	Southwestern Energy Company, (2), (3)	517,592

30,235	Spectra Energy Corporation	1,183,096

5,946	Tesoro Corporation	424,604

24,023	Valero Energy Corporation	1,203,312

30,876	Williams Companies, Inc.	1,713,927
	Total Oil, Gas & Consumable Fuels	61,501,119

	Paper & Forest Products – 0.1%

19,796	International Paper Company, (2)	1,002,074

	Personal Products – 0.1%

20,288	Avon Products, Inc.	210,995

11,530	Estee Lauder Companies Inc., Class A	866,825
	Total Personal Products	1,077,820

	Pharmaceuticals – 6.1%

71,664	AbbVie Inc.	4,547,797

11,436	Actavis PLC, (3)	2,775,975

13,466	Allergan, Inc.	2,559,348

74,170	Bristol-Myers Squibb Company	4,315,952

44,452	Eli Lilly and Company	2,948,501

7,510	Hospira Inc.	403,287

127,622	Johnson & Johnson	13,755,099

38	Nuveen Investments

Shares	Description (1)	Value

	Pharmaceuticals (continued)

3,784	Mallinckrodt PLC, (2), (3)	$348,809

132,662	Merck & Company Inc.	7,686,436

16,778	Mylan Laboratories Inc., (3)	898,462

6,033	Perrigo Company	974,028

287,958	Pfizer Inc.	8,624,342

21,570	Zoetis Incorporated	801,541
	Total Pharmaceuticals	50,639,577

	Professional Services – 0.2%

1,697	Dun and Bradstreet Inc.	208,409

5,506	Equifax Inc.	417,024

10,294	Nielsen Holdings N.V	437,392

6,201	Robert Half International Inc.	339,691
	Total Professional Services	1,402,516

	Real Estate Investment Trust – 2.2%

17,820	American Tower Corporation, REIT	1,737,450

6,987	Apartment Investment & Management Company, Class A	250,065

5,488	AvalonBay Communities, Inc.	855,250

7,526	Boston Properties, Inc.	953,921

15,172	Crown Castle International Corporation	1,185,237

15,899	Equity Residential	1,105,934

1,855	Essex Property Trust Inc.	374,265

14,495	General Growth Properties Inc.	375,565

20,625	Health Care Property Investors Inc.	906,881

13,499	Health Care REIT, Inc.	959,914

36,067	Host Hotels & Resorts Inc.	840,722

8,304	Iron Mountain Inc., (2)	299,525

19,618	Kimco Realty Corporation	489,469

2,377	Macerich Company	167,579

8,400	Plum Creek Timber Company	344,484

24,508	Prologis Inc.	1,020,758

6,522	Public Storage, Inc.	1,202,265

14,177	Simon Property Group, Inc.	2,540,660

13,282	Ventas Inc.	909,950

8,407	Vornado Realty Trust	920,398

26,371	Weyerhaeuser Company	892,922
	Total Real Estate Investment Trust	18,333,214

	Real Estate Management & Development – 0.0%

12,581	CBRE Group Inc., (3)	402,592

Nuveen Investments	39

Nuveen Equity Index Fund (continued)

Portfolio of Investments	October 31, 2014

Shares	Description (1)	Value

	Road & Rail – 1.1%

45,457	CSX Corporation, (2)	$1,619,633

5,154	Kansas City Southern Industries	632,860

13,972	Norfolk Southern Corporation	1,545,862

2,505	Ryder System, Inc.	221,617

41,058	Union Pacific Corporation	4,781,204
	Total Road & Rail	8,801,176

	Semiconductors & Semiconductor Equipment – 2.3%

14,327	Altera Corporation	492,419

14,100	Analog Devices, Inc.	699,642

54,636	Applied Materials, Inc.	1,206,909

10,350	Avago Technologies Limtied	892,688

24,900	Broadcom Corporation, Class A	1,042,812

3,188	First Solar Inc., (2), (3)	187,773

224,306	Intel Corporation	7,628,647

7,794	KLA-Tencor Corporation	616,895

7,322	Lam Research Corporation	570,091

10,643	Linear Technology Corporation	455,946

8,983	Microchip Technology Incorporated, (2)	387,257

47,860	Micron Technology, Inc., (2), (3)	1,583,687

25,004	NVIDIA Corporation, (2)	488,578

48,913	Texas Instruments Incorporated	2,429,020

12,038	Xilinx, Inc.	535,450
	Total Semiconductors & Semiconductor Equipment	19,217,814

	Software – 3.7%

20,956	Adobe Systems Incorporated, (3)	1,469,435

10,680	Autodesk, Inc., (2), (3)	614,527

14,545	CA Technologies	422,678

8,289	Citrix Systems, (3)	532,402

13,967	Electronic Arts Inc., (3)	572,228

12,781	Intuit, Inc.	1,124,856

357,522	Microsoft Corporation, (2)	16,785,658

156,229	Oracle Corporation	6,100,742

8,551	Red Hat, Inc., (3)	503,825

25,947	Salesforce.com, Inc., (2), (3)	1,660,349

31,198	Symantec Corporation	774,334
	Total Software	30,561,034

	Specialty Retail – 2.2%

1,921	AutoNation Inc., (3)	109,996

1,521	AutoZone, Inc., (2), (3)	841,904

40	Nuveen Investments

Shares	Description (1)	Value

	Specialty Retail (continued)

9,605	Bed Bath and Beyond Inc., (2), (3)	$646,801

12,332	Best Buy Co., Inc.	421,014

10,707	CarMax, Inc., (2), (3)	598,628

5,225	GameStop Corporation, (2)	223,421

11,951	Gap, Inc.	452,823

63,531	Home Depot, Inc.	6,195,543

11,404	L Brands Inc.	822,456

47,181	Lowe’s Companies, Inc.	2,698,753

4,798	O’Reilly Automotive Inc., (2), (3)	843,872

4,679	PetSmart Inc.	338,526

9,695	Ross Stores, Inc.	782,580

29,356	Staples, Inc., (2)	372,234

4,967	Tiffany & Co.	477,428

32,084	TJX Companies, Inc.	2,031,559

4,622	Tractor Supply Company	338,423

4,917	Urban Outfitters, Inc., (3)	149,280
	Total Specialty Retail	18,345,241

	Textiles, Apparel & Luxury Goods – 0.8%

12,523	Coach, Inc.	430,541

2,168	Fossil Group Inc., (3)	220,399

8,094	Michael Kors Holdings Limited, (3)	636,107

33,555	Nike, Inc., Class B	3,119,608

3,109	PVH Corporation	355,514

2,667	Ralph Lauren Corporation	439,628

7,547	Under Armour, Inc., (2), (3)	494,932

15,894	VF Corporation	1,075,706
	Total Textiles, Apparel & Luxury Goods	6,772,435

	Thrifts & Mortgage Finance – 0.0%

22,766	Hudson City Bancorp, Inc.	219,692

13,996	People’s United Financial, Inc.	204,622
	Total Thrifts & Mortgage Finance	424,314

	Tobacco – 1.5%

89,905	Altria Group, Inc., (2)	4,346,008

16,340	Lorillard Inc., (2)	1,004,910

71,515	Philip Morris International	6,365,550

14,050	Reynolds American Inc.	883,886
	Total Tobacco	12,600,354

	Trading Companies & Distributors – 0.2%

12,769	Fastenal Company, (2)	562,347

Nuveen Investments	41

Nuveen Equity Index Fund (continued)

Portfolio of Investments	October 31, 2014

Shares	Description (1)				Value

	Trading Companies & Distributors (continued)

4,352	United Rentals Inc., (3)				$478,981

2,763	W.W. Grainger, Inc., (2)				681,907
	Total Trading Companies & Distributors				1,723,235
	Total Long-Term Investments (cost $300,453,271)				813,418,597

Shares	Description (1)				Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 16.2%

	Money Market Funds – 16.2%

133,930,755	Mount Vernon Securities Lending Prime Portfolio, 0.176%, (4), (5)				$133,930,755
	Total Investments Purchased with Collateral from Securities Lending (cost $133,930,755)				133,930,755

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (6)	Value

	SHORT-TERM INVESTMENTS – 1.8%

	Money Market Funds – 1.4%

$12,007,716	First American Treasury Obligations Fund, Class Z	0.000% (4)	N/A	N/A	$12,007,716

	U.S. Government and Agency Obligations – 0.4%

3,000	U.S. Treasury Bills, (7)	0.000%	1/15/15	AAA	2,999,910
	Total Short-Term Investments (cost $15,007,435)				15,007,626
	Total Investments (cost $449,391,461) – 116.2%				962,356,978
	Other Assets Less Liabilities – (16.2)%				(134,046,358)
	Net Assets – 100%				$828,310,620

Investments in Derivatives as of October 31, 2014

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value	Unrealized Appreciation (Depreciation)
S&P 500® Index	Long	29	12/14	$14,582,650	$268,534

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Investment, or portion of investment, is out on loan for securities lending. The total value of securities out on loan as of the end of the reporting period was $131,668,541.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

(6)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(7)	Investment, or portion of investment, segregated as collateral for investments in derivatives.

N/A	Not applicable.

REIT	Real Estate Investment Trust.

See accompanying notes to financial statements.

42	Nuveen Investments

Nuveen Mid Cap Index Fund

Portfolio of Investments	October 31, 2014

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 96.5%

	COMMON STOCKS – 96.5%

	Aerospace & Defense – 1.7%

12,869	Alliant Techsystems Inc., (2)	$1,505,158

39,964	BE Aerospace Inc., (2), (3)	2,975,320

12,914	Esterline Technologies Corporation, (3)	1,512,359

76,570	Exelis Inc.	1,366,775

19,837	Huntington Ingalls Industries Inc.	2,099,151

21,065	Triumph Group Inc., (2)	1,466,756
	Total Aerospace & Defense	10,925,519

	Airlines – 0.6%

55,515	Alaska Air Group, Inc.	2,955,063

92,309	JetBlue Airways Corporation, (2), (3)	1,065,246
	Total Airlines	4,020,309

	Auto Components – 0.3%

58,937	Gentex Corporation	1,929,597

	Automobiles – 0.1%

18,086	Thor Industries, Inc.	956,569

	Banks – 4.7%

65,082	Associated Banc-Corp., (2)	1,223,542

34,136	BancorpSouth Inc., (2)	786,152

17,947	Bank of Hawaii Corporation, (2)	1,050,797

29,910	Cathay General Bancorp., (2)	789,923

19,315	City National Corporation, (2)	1,520,284

32,681	Commerce Bancshares Inc., (2)	1,479,142

21,597	Cullen/Frost Bankers, Inc., (2)	1,745,254

57,920	East West Bancorp Inc.	2,129,139

95,564	First Horizon National Corporation, (2)	1,228,953

142,966	First Niagara Financial Group Inc.	1,070,815

66,791	FirstMerit Corporation, (2)	1,225,615

76,330	Fulton Financial Corporation	906,800

33,236	Hancock Holding Company	1,169,575

22,992	International Bancshares Corporation	652,283

38,710	Pacwest Bancorp., (2)	1,651,369

24,224	Prosperity Bancshares, Inc.	1,462,887

20,196	Signature Bank, (3)	2,446,341

20,129	SVB Financial Group, (3)	2,254,247

Nuveen Investments	43

Nuveen Mid Cap Index Fund (continued)

Portfolio of Investments	October 31, 2014

Shares	Description (1)	Value

	Banks (continued)

56,137	Synovus Financial Corp.	$1,423,649

67,305	TCF Financial Corporation	1,039,862

27,240	Trustmark Corporation	662,749

75,358	Umpqua Holdings Corporation, (2)	1,326,301

80,975	Valley National Bancorp., (2)	808,131

36,481	Webster Financial Corporation	1,143,315
	Total Banks	31,197,125

	Biotechnology – 0.7%

30,417	Cubist Pharmaceuticals Inc., (2), (3)	2,198,845

17,926	United Therapeutics Corporation, (3)	2,347,768
	Total Biotechnology	4,546,613

	Building Products – 0.9%

67,073	Fortune Brands Home & Security, (2)	2,900,907

17,795	Lennox International Inc., (2)	1,582,331

30,742	Smith AO Corporation, (2)	1,640,086
	Total Building Products	6,123,324

	Capital Markets – 1.6%

48,763	Eaton Vance Corporation, (2)	1,795,941

38,208	Federated Investors Inc., (2)	1,194,764

60,651	Janus Capital Group Inc., (2)	909,158

50,145	Raymond James Financial Inc.	2,814,639

57,395	SEI Investments Company	2,218,891

34,425	Waddell & Reed Financial, Inc., Class A	1,643,450
	Total Capital Markets	10,576,843

	Chemicals – 3.1%

32,130	Albemarle Corporation, (2)	1,875,749

29,276	Ashland Inc., (2)	3,163,857

24,225	Cabot Corporation	1,124,767

28,336	Cytec Industries, Inc.	1,321,308

13,928	Minerals Technologies Inc.	1,068,417

4,470	NewMarket Corporation	1,734,405

31,914	Olin Corporation, (2)	773,595

38,020	PolyOne Corporation	1,407,120

16,301	Rayonier Advanced Materials Inc., (2)	465,068

53,822	RPM International, Inc., (2)	2,438,137

17,575	Scotts Miracle Gro Company	1,041,143

19,978	Sensient Technologies Corporation	1,182,298

31,715	Valspar Corporation	2,605,704
	Total Chemicals	20,201,568

44	Nuveen Investments

Shares	Description (1)	Value

	Commercial Services & Supplies – 1.7%

42,861	Civeo Corporation	$522,476

22,336	Clean Harbors, Inc., (2), (3)	1,108,536

45,312	Copart Inc., (3)	1,515,233

20,219	Deluxe Corporation	1,229,315

18,218	HNI Corporation	849,870

23,929	Miller (Herman) Inc.	765,728

12,823	MSA Safety Inc.	736,938

80,624	R.R. Donnelley & Sons Company, (2)	1,406,889

25,952	Rollins Inc.	827,090

50,066	Waste Connections Inc.	2,498,293
	Total Commercial Services & Supplies	11,460,368

	Communications Equipment – 1.1%

53,115	Arris Group Inc., (2), (3)	1,594,512

42,423	Ciena Corporation, (2), (3)	711,009

16,341	Interdigital Inc., (2)	807,736

94,805	JDS Uniphase Corporation, (2), (3)	1,276,075

17,186	Plantronics Inc.	891,438

55,802	Polycom Inc., (3)	729,890

64,848	Riverbed Technology, Inc., (3)	1,231,464
	Total Communications Equipment	7,242,124

	Computers & Peripherals – 0.8%

41,665	3D Systems Corporation, (2), (3)	1,574,937

26,092	Diebold Inc., (2)	924,440

25,150	Lexmark International, Inc., Class A, (2)	1,085,474

67,819	NCR Corporation, (2), (3)	1,876,552
	Total Computers & Peripherals	5,461,403

	Construction & Engineering – 0.5%

48,458	AECOM Technology Corporation, (2), (3)	1,577,308

14,689	Granite Construction Inc., (2)	542,171

59,455	KBR Inc.	1,134,401
	Total Construction & Engineering	3,253,880

	Construction Materials – 0.3%

20,215	Eagle Materials Inc.	1,767,397

	Consumer Finance – 0.2%

170,772	SLM Corporation	1,630,873

	Containers & Packaging – 1.6%

26,438	AptarGroup Inc.	1,645,501

12,325	Greif Inc.	543,040

Nuveen Investments	45

Nuveen Mid Cap Index Fund (continued)

Portfolio of Investments	October 31, 2014

Shares	Description (1)	Value

	Containers & Packaging (continued)

39,714	Packaging Corp. of America	$2,862,585

57,980	Rock-Tenn Company, (2)	2,965,677

17,563	Silgan Holdings, Inc.	863,397

41,221	Sonoco Products Company	1,684,702
	Total Containers & Packaging	10,564,902

	Distributors – 0.5%

121,930	LKQ Corporation, (3)	3,483,540

	Diversified Consumer Services – 0.9%

40,055	Apollo Group, Inc., (3)	1,147,976

23,083	Devry Education Group Inc.	1,117,448

1,017	Graham Holdings Company	796,921

86,251	Service Corporation International, (2)	1,886,309

27,846	Sothebys Holdings Inc., (2)	1,104,372
	Total Diversified Consumer Services	6,053,026

	Diversified Financial Services – 0.6%

34,731	CBOE Holdings Inc.	2,047,045

47,140	MSCI Inc., Class A Shares	2,199,552
	Total Diversified Financial Services	4,246,597

	Diversified Telecommunication Services – 0.4%

57,358	TW Telecom Inc., (3)	2,453,775

	Electric Utilities – 1.7%

23,456	Cleco Corporation	1,260,995

62,100	Great Plains Energy Incorporated	1,672,353

40,990	Hawaiian Electric Industries, (2)	1,154,278

20,320	IDACORP, INC, (2)	1,284,834

80,438	OGE Energy Corp.	2,999,533

32,174	PNM Resources Inc.	928,220

49,239	Westar Energy Inc., (2)	1,861,727
	Total Electric Utilities	11,161,940

	Electrical Equipment – 0.9%

17,454	Acuity Brands Inc.	2,433,611

21,752	Hubbell Incorporated, Class B	2,466,894

18,228	Regal-Beloit Corporation	1,293,641
	Total Electrical Equipment	6,194,146

	Electronic Equipment, Instruments & Components – 2.9%

40,618	Arrow Electronics, Inc., (3)	2,309,539

55,904	Avnet Inc., (2)	2,417,848

17,612	Belden Inc.	1,253,798

46	Nuveen Investments

Shares	Description (1)	Value

	Electronic Equipment, Instruments & Components (continued)

31,769	Cognex Corporation	$1,256,782

17,068	FEI Company	1,438,491

62,691	Ingram Micro, Inc., Class A, (3)	1,682,626

15,884	Itron Inc., (3)	618,364

34,346	Knowles Corporation, (3)	668,373

39,739	National Instruments Corporation	1,258,932

15,445	Tech Data Corporation, (3)	922,375

105,376	Trimble Navigation Limited, (3)	2,830,399

54,793	Vishay Intertechnology Inc., (2)	740,253

20,393	Zebra Technologies Corporation, Class A, (3)	1,503,984
	Total Electronic Equipment, Instruments & Components	18,901,764

	Energy Equipment & Services – 2.5%

23,371	Atwood Oceanics Inc., (2)	950,031

8,025	Carbo Ceramics Inc., (2)	414,652

29,557	Dresser Rand Group, Inc., (2), (3)	2,414,807

16,432	Dril Quip Inc., (3)	1,478,058

39,646	Helix Energy Solutions Group, (2), (3)	1,056,169

43,625	Oceaneering International Inc., (2)	3,065,529

21,329	Oil States International Inc., (3)	1,274,194

58,365	Patterson-UTI Energy, Inc.	1,344,146

49,522	Rowan Companies Inc.	1,201,899

63,254	Superior Energy Services, Inc.	1,590,838

20,012	Tidewater Inc.	737,842

17,822	Unit Corporation, (3)	862,941
	Total Energy Equipment & Services	16,391,106

	Food & Staples Retailing – 0.3%

79,877	SUPERVALU INC.	689,339

20,044	United Natural Foods Inc., (2), (3)	1,363,393
	Total Food & Staples Retailing	2,052,732

	Food Products – 1.6%

37,756	Dean Foods Company, (2)	555,391

70,997	Flowers Foods Inc., (2)	1,348,943

20,242	Hain Celestial Group Inc., (3)	2,191,197

30,062	Ingredion Inc., (2)	2,322,290

7,841	Lancaster Colony Corporation, (2)	717,373

17,755	Post Holdings Inc., (2), (3)	665,813

8,497	Tootsie Roll Industries Inc., (2)	251,936

70,235	WhiteWave Foods Company, (3)	2,614,849
	Total Food Products	10,667,792

Nuveen Investments	47

Nuveen Mid Cap Index Fund (continued)

Portfolio of Investments	October 31, 2014

Shares	Description (1)	Value

	Gas Utilities – 1.6%

40,468	Atmos Energy Corporation	$2,144,804

33,934	National Fuel Gas Company, (2)	2,349,251

20,994	One Gas Inc., (2)	796,722

70,747	Questar Corporation	1,705,710

66,264	UGI Corporation	2,497,490

20,965	WGL Holdings Inc.	985,355
	Total Gas Utilities	10,479,332

	Health Care Equipment & Supplies – 3.0%

29,018	Align Technology, Inc., (3)	1,526,927

19,364	Cooper Companies, Inc., (2)	3,173,760

23,191	Hill Rom Holdings Inc., (2)	1,031,536

109,253	Hologic Inc., (3)	2,861,336

20,995	Idexx Labs Inc., (3)	2,974,362

56,683	ResMed Inc., (2)	2,959,986

22,356	Sirona Dental Systems, Inc., (2), (3)	1,756,064

23,867	Steris Corporation, (2)	1,474,981

15,953	Teleflex Inc.	1,820,556

22,247	Thoratec Corporation, (3)	604,673
	Total Health Care Equipment & Supplies	20,184,181

	Health Care Providers & Services – 3.0%

19,973	Centene Corporation, (3)	1,850,898

46,557	Community Health Systems, Inc., (3)	2,559,238

32,396	Health Net Inc., (3)	1,539,134

33,812	Henry Schein Inc., (3)	4,058,454

18,390	Lifepoint Hospitals Inc., (3)	1,287,300

38,820	Medax Inc., (2), (3)	2,423,533

40,716	Omnicare, Inc., (2)	2,711,278

25,485	Owens and Minor Inc.	849,160

34,357	VCA Antech, Inc., (3)	1,565,648

17,721	Wellcare Health Plans Inc., (3)	1,202,724
	Total Health Care Providers & Services	20,047,367

	Health Care Technology – 0.3%

64,524	Allscripts Healthcare Solutions Inc., (2), (3)	885,269

35,411	HMS Holdings Corporation, (2), (3)	822,598
	Total Health Care Technology	1,707,867

	Hotels, Restaurants & Leisure – 1.7%

15,865	Bally Technologies, Inc., (3)	1,275,546

27,377	Brinker International Inc.	1,468,502

17,061	Cheesecake Factory Inc.	783,782

48	Nuveen Investments

Shares	Description (1)	Value

	Hotels, Restaurants & Leisure (continued)

22,471	Dominos Pizza Inc., (2)	$1,995,200

99,770	International Game Technology	1,635,230

11,274	Intl Speedway Corporation	353,214

15,369	Life Time Fitness Inc., (2), (3)	857,129

10,871	Panera Bread Company, (2), (3)	1,757,188

109,907	The Wendy’s Company	881,454
	Total Hotels, Restaurants & Leisure	11,007,245

	Household Durables – 1.6%

48,465	Jarden Corporation	3,154,587

36,339	KB Home, (2)	571,976

15,777	MDC Holdings Inc., (2)	385,274

1,485	NVR Inc., (3)	1,822,956

24,558	Tempur Pedic International Inc., (3)	1,292,733

64,626	Toll Brothers Inc., (2), (3)	2,064,801

20,524	Tupperware Corporation, (2)	1,308,405
	Total Household Durables	10,600,732

	Household Products – 1.1%

53,626	Church & Dwight Company Inc.	3,883,059

24,911	Energizer Holdings Inc.	3,055,334
	Total Household Products	6,938,393

	Industrial Conglomerates – 0.3%

25,887	Carlisle Companies Inc.	2,300,837

	Insurance – 4.8%

6,538	Alleghany Corporation, Term Loan, (3)	2,904,703

28,928	American Financial Group Inc.	1,730,762

63,456	Arthur J. Gallagher & Co.	3,026,851

26,433	Aspen Insurance Holdings Limited	1,153,272

48,019	Brown & Brown Inc.	1,529,885

19,180	Everest Reinsurance Group Ltd	3,273,067

43,155	First American Corporation, (2)	1,308,460

17,796	Hanover Insurance Group Inc.	1,191,264

38,960	HCC Insurance Holdings Inc.	2,033,322

20,946	Kemper Corporation	771,860

14,657	Mercury General Corporation	778,580

97,875	Old Republic International Corporation	1,445,614

21,981	Primerica Inc.	1,124,328

31,848	Protective Life Corporation	2,219,169

28,133	Reinsurance Group of America Inc., (2)	2,370,205

16,378	RenaisasnceRE Holdings, Limited	1,692,339

Nuveen Investments	49

Nuveen Mid Cap Index Fund (continued)

Portfolio of Investments	October 31, 2014

Shares	Description (1)	Value

	Insurance (continued)

17,667	StanCorp Financial Group Inc., (2)	$1,228,917

42,760	WR Berkley Corporation	2,203,850
	Total Insurance	31,986,448

	Internet & Catalog Retail – 0.1%

13,878	Hosting Site Network, Inc.	916,919

	Internet Software & Services – 1.3%

32,290	AOL Inc., (2), (3)	1,405,584

25,439	Conversant Inc., (2), (3)	896,725

21,487	Equinix Inc., (3)	4,488,635

47,058	Rackspace Hosting Inc., (3)	1,805,145
	Total Internet Software & Services	8,596,089

	IT Services – 2.9%

31,085	Acxiom Corporation, (3)	585,641

48,742	Broadridge Financial Solutions, Inc.	2,141,236

40,988	Convergys Corporation, (2)	826,728

37,097	CoreLogic Inc.	1,163,733

14,108	DST Systems Inc.	1,359,306

36,380	Gartner Inc., (3)	2,936,230

27,542	Global Payments Inc.	2,217,131

34,154	Henry Jack and Associates Inc.	2,043,092

27,679	Leidos Holdings Inc.	1,012,221

22,658	NeuStar, Inc., (2), (3)	598,398

16,476	Science Applications International Corporation	805,841

45,128	VeriFone Holdings Inc., (3)	1,681,469

15,653	WEX Inc., (3)	1,777,555
	Total IT Services	19,148,581

	Leisure Equipment & Products – 0.9%

37,454	Brunswick Corporation	1,752,847

26,614	Polaris Industries Inc.	4,014,988
	Total Leisure Equipment & Products	5,767,835

	Life Sciences Tools & Services – 1.2%

8,149	Bio-Rad Laboratories Inc., (2), (3)	919,370

13,448	Bio-Techne Corporation	1,224,440

19,537	Charles River Laboratories International, Inc., (3)	1,233,957

23,191	Covance, Inc., (3)	1,852,961

11,802	Mettler-Toledo International Inc., (3)	3,050,463
	Total Life Sciences Tools & Services	8,281,191

50	Nuveen Investments

Shares	Description (1)	Value

	Machinery – 4.9%

35,283	AGCO Corporation, (2)	$1,563,390

20,365	CLARCOR, Inc.	1,363,640

19,965	Crane Company	1,244,818

53,124	Donaldson Company, Inc.	2,208,896

24,485	Graco Inc.	1,922,073

32,614	Harsco Corporation	707,072

32,565	IDEX Corporation, (2)	2,439,444

37,040	ITT Industries, Inc.	1,669,022

31,735	Kennametal Inc.	1,225,288

32,486	Lincoln Electric Holdings Inc.	2,354,585

24,173	Nordson Corporation	1,850,443

34,310	Oshkosh Truck Corporation, (2)	1,535,716

18,158	SPX Corporation	1,721,197

44,553	Terex Corporation	1,281,790

30,969	Timken Company	1,331,357

62,574	Trinity Industries Inc., (2)	2,234,518

10,858	Valmont Industries, Inc., (2)	1,478,534

38,958	Wabtec Corporation	3,362,075

23,835	Woodward Governor Company	1,220,590
	Total Machinery	32,714,448

	Marine – 0.4%

23,018	Kirby Corporation, (3)	2,545,330

	Media – 1.5%

23,873	AMC Networks Inc., Class A Shares, (2), (3)	1,447,897

42,058	Cinemark Holdings Inc.	1,485,489

29,059	Dreamworks Animation SKG Inc., (3)	647,435

18,915	John Wiley and Sons Inc., Class A	1,104,447

26,516	Lamar Advertising Company, (2)	1,369,551

57,485	Live Nation Inc., (2), (3)	1,494,610

14,948	Meredith Corporation, (2)	779,389

50,986	New York Times, Class A, (2)	654,660

45,071	Time Inc.	1,018,154
	Total Media	10,001,632

	Metals & Mining – 2.0%

21,446	Carpenter Technology Inc., (2)	1,073,372

61,874	Cliffs Natural Resources Inc., (2)	694,845

47,560	Commercial Metals Company	822,312

13,545	Compass Minerals International, Inc.	1,160,536

31,390	Reliance Steel & Aluminum Company	2,118,197

Nuveen Investments	51

Nuveen Mid Cap Index Fund (continued)

Portfolio of Investments	October 31, 2014

Shares	Description (1)	Value

	Metals & Mining (continued)

26,244	Royal Gold, Inc.	$1,499,845

96,647	Steel Dynamics Inc.	2,223,847

15,484	TimkenSteel Corporation	628,341

58,448	United States Steel Corporation, (2)	2,340,258

21,024	Worthington Industries, Inc.	812,578
	Total Metals & Mining	13,374,131

	Multiline Retail – 0.3%

22,592	Big Lots, Inc., (2)	1,031,325

123,108	J.C. Penney Company, Inc., (2)	936,852
	Total Multiline Retail	1,968,177

	Multi-Utilities – 1.1%

44,810	Alliant Energy Corporation, (2)	2,774,187

18,027	Black Hills Corporation	986,618

77,395	MDU Resources Group Inc.	2,180,991

33,310	Vectren Corporation	1,497,285
	Total Multi-Utilities	7,439,081

	Oil, Gas & Consumable Fuels – 2.1%

29,399	Energen Corporation	1,990,312

34,506	Gulfport Energy Corporation, (2), (3)	1,731,511

80,253	HollyFrontier Company, (2)	3,641,881

109,466	Peabody Energy Corporation, (2)	1,141,730

24,816	Rosetta Resources, Inc., (2), (3)	943,752

27,086	SM Energy Company	1,524,942

29,074	World Fuel Services Corporation, (2)	1,199,012

81,654	WPX Energy Inc., (3)	1,561,224
	Total Oil, Gas & Consumable Fuels	13,734,364

	Paper & Forest Products – 0.3%

26,244	Domtar Corporation	1,077,841

57,007	Louisiana-Pacific Corporation, (2), (3)	832,302
	Total Paper & Forest Products	1,910,143

	Pharmaceuticals – 1.1%

58,140	Endo International PLC, (2), (3)	3,890,729

25,613	Salix Pharmaceuticals Limited, (2), (3)	3,684,430
	Total Pharmaceuticals	7,575,159

	Professional Services – 1.0%

13,653	Corporate Executive Board Company	1,006,226

16,502	FTI Consulting Inc., (2), (3)	666,351

32,162	Manpower Inc.	2,146,814

52	Nuveen Investments

Shares	Description (1)	Value

	Professional Services (continued)

25,841	Towers Watson & Company, Class A Shares	$2,850,004
	Total Professional Services	6,669,395

	Real Estate Investment Trust – 9.3%

28,940	Alexandria Real Estate Equities Inc., (2)	2,402,020

42,376	American Campus Communities Inc.	1,664,106

77,759	BioMed Realty Trust Inc., (2)	1,688,925

33,246	Camden Property Trust	2,548,971

35,386	Corporate Office Properties	967,453

47,003	Corrections Corporation of America, (2)	1,728,770

133,090	Duke Realty Corporation	2,523,386

25,575	Equity One Inc.	613,800

44,491	Extra Space Storage Inc.	2,587,597

27,173	Federal Realty Investment Trust, (2)	3,581,401

36,402	Highwoods Properties, Inc.	1,560,554

23,076	Home Properties New York, Inc.	1,484,018

60,484	Hospitality Properties Trust	1,790,931

33,210	Kilroy Realty Corporation	2,249,645

42,033	LaSalle Hotel Properties	1,648,114

59,658	Liberty Property Trust, (2)	2,074,309

35,811	Mack-Cali Realty Corporation	670,740

30,298	Mid-America Apartment Communities	2,140,857

49,760	National Retail Properties, Inc., (2)	1,896,851

50,910	Omega Healthcare Investors Inc., (2)	1,942,726

16,396	Potlatch Corporation	721,260

51,082	Rayonier Inc.	1,709,715

89,446	Realty Income Corporation, (2)	4,117,199

37,298	Regency Centers Corporation	2,263,989

82,290	Senior Housing Properties Trust	1,858,931

38,550	SL Green Realty Corporation, (2)	4,460,235

20,063	Tanger Factory Outlet Centers	717,654

25,553	Taubman Centers Inc.	1,943,306

101,560	UDR Inc.	3,070,159

62,741	Washington Prime Group Inc., (2)	1,106,124

45,397	Weingarten Realty Trust, (2)	1,645,641
	Total Real Estate Investment Trust	61,379,387

	Real Estate Management & Development – 0.5%

17,321	Alexander & Baldwin Inc.	693,360

18,000	Jones Lang LaSalle Inc.	2,433,780
	Total Real Estate Management & Development	3,127,140

Nuveen Investments	53

Nuveen Mid Cap Index Fund (continued)

Portfolio of Investments	October 31, 2014

Shares	Description (1)	Value

	Road & Rail – 1.5%

23,046	Con-Way, Inc.	$999,505

20,603	Genesee & Wyoming Inc., (3)	1,982,009

36,945	J.B. Hunt Transports Serives Inc., (2)	2,947,103

18,068	Landstar System, (2)	1,337,213

28,192	Old Dominion Freight Line, (2), (3)	2,054,351

17,344	Werner Enterprises, Inc., (2)	477,654
	Total Road & Rail	9,797,835

	Semiconductors & Semiconductor Equipment – 2.8%

261,638	Advanced Micro Devices, Inc., (2), (3)	732,586

170,037	Atmel Corporation, (3)	1,261,675

49,253	Cree, Inc., (2), (3)	1,550,484

58,613	Cypress Semiconductor Corporation, (2)	580,855

50,463	Fairchild Semiconductor International Inc., Class A, (3)	774,607

57,253	Integrated Device Technology, Inc., (2), (3)	939,522

28,789	International Rectifier Corporation, (3)	1,144,939

52,016	Intersil Holding Corporation, Class A	691,293

115,583	RF Micro Devices, Inc., (2), (3)	1,503,735

27,175	Semtech Corporation, (3)	689,702

16,148	Silicon Laboratories Inc., (3)	736,187

76,582	Skyworks Solutions Inc.	4,460,136

100,837	SunEdison Inc., (2), (3)	1,967,330

82,674	Teradyne Inc., (2)	1,521,202
	Total Semiconductors & Semiconductor Equipment	18,554,253

	Software – 4.6%

46,389	ACI Worldwide, Inc., (2), (3)	892,524

17,878	Advent Software Inc.	617,864

37,429	Ansys Inc., (3)	2,940,422

116,942	Cadence Design Systems, Inc., (2), (3)	2,099,109

52,992	CDK Global Inc., (2)	1,780,531

17,917	CommVault Systems, Inc., (3)	794,440

88,733	Compuware Corporation	900,640

19,300	Concur Technologies, Inc., (2), (3)	2,476,576

12,445	Covisint Corporation, (3)	35,967

15,701	FactSet Research Systems Inc., (2)	2,063,739

13,921	Fair Isaac Corporation	867,278

55,330	Fortinet Inc., (3)	1,441,347

44,348	Informatica Corporation, (3)	1,581,450

39,112	Mentor Graphics Corporation, (2)	828,783

47,914	Parametric Technology Corporation, (3)	1,827,919

54	Nuveen Investments

Shares	Description (1)	Value

	Software (continued)

40,114	Rovi Corporation, (3)	$837,580

26,494	Solarwinds, Inc., (3)	1,259,790

27,791	Solera Holdings Inc., (2)	1,443,742

62,501	Synopsys Inc., (3)	2,561,291

61,788	Tibco Software Inc., (3)	1,443,986

11,450	Ultimate Software Group, Inc., (2), (3)	1,723,340
	Total Software	30,418,318

	Specialty Retail – 3.9%

29,177	Aaron Rents Inc.	722,423

29,482	Abercrombie & Fitch Co., Class A, (2)	987,057

29,469	Advance Auto Parts, Inc.	4,330,764

69,104	American Eagle Outfitters, Inc., (2)	889,368

18,293	Ann Inc., (3)	702,268

52,240	Ascena Retail Group Inc., (2), (3)	650,388

18,934	Cabela’s Incorporated, (2), (3)	909,211

62,954	Chico’s FAS, Inc.	949,346

30,545	CST Brands Inc.	1,168,346

40,127	Dick’s Sporting Goods Inc.	1,820,562

58,899	Foot Locker, Inc.	3,298,933

24,103	Guess Inc.	534,364

17,941	Murphy USA Inc., (2), (3)	1,028,019

196,559	Office Depot, Inc., (3)	1,026,038

21,325	Rent-A-Center Inc., (2)	660,435

32,396	Signet Jewelers Limited	3,887,844

35,358	Williams-Sonoma Inc., (2)	2,299,331
	Total Specialty Retail	25,864,697

	Textiles, Apparel & Luxury Goods – 1.3%

21,689	Carter’s Inc.	1,694,562

13,985	Deckers Outdoor Corporation, (2), (3)	1,223,128

40,222	Hanesbrands Inc.	4,247,845

51,116	Kate Spade & Company, (2), (3)	1,386,777
	Total Textiles, Apparel & Luxury Goods	8,552,312

	Thrifts & Mortgage Finance – 0.6%

34,133	Astoria Financial Corporation	448,849

178,800	New York Community Bancorp Inc., (2)	2,851,860

40,929	Washington Federal Inc.	893,480
	Total Thrifts & Mortgage Finance	4,194,189

	Trading Companies & Distributors – 0.8%

18,597	GATX Corporation	1,179,050

Nuveen Investments	55

Nuveen Mid Cap Index Fund (continued)

Portfolio of Investments	October 31, 2014

Shares	Description (1)				Value

	Trading Companies & Distributors (continued)

19,131	MSC Industrial Direct Inc., Class A, (2)				$1,549,037

43,336	NOW Inc., (2), (3)				1,302,680

11,520	Watsco Inc., (2)				1,170,662
	Total Trading Companies & Distributors				5,201,429

	Water Utilities – 0.3%

71,520	Aqua America Inc., (2)				1,873,824

	Wireless Telecommunication Services – 0.2%

39,973	Telephone and Data Systems Inc.				1,024,908
	Total Common Stocks (cost $450,044,843)				639,348,001

Shares	Description (1)				Value

	COMMON STOCK RIGHTS – 0.0%

100,634	Community Health Systems Inc.				$3,009
	Total Common Stock Rights (cost $0)				3,009
	Total Long-Term Investments (cost $450,044,843)				639,351,010

Shares	Description (1)				Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 24.6%

	Money Market Funds – 24.6%

163,059,588	Mount Vernon Securities Lending Prime Portfolio, 0.176%, (4), (5)				$163,059,588
	Total Investments Purchased with Collateral from Securities Lending (cost $163,059,588)				163,059,588

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (6)	Value

	SHORT-TERM INVESTMENTS – 3.6%

	Money Market Funds – 3.1%

$20,679,650	First American Treasury Obligations Fund, Class Z	0.000% (4)	N/A	N/A	$20,679,650

	U.S. Government and Agency Obligations – 0.5%

3,000	U.S. Treasury Bills, (7)	0.000%	1/15/15	AAA	2,999,910
	Total Short-Term Investments (cost $23,679,369)				23,679,560
	Total Investments (cost $363,783,800) – 124.7%				826,090,158
	Other Assets Less Liabilities – (24.7)%				(163,470,349)
	Net Assets – 100%				$662,619,809

56	Nuveen Investments

Investments in Derivatives as of October 31, 2014

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value	Unrealized Appreciation (Depreciation)
S&P MidCap 400® E-Mini Index	Long	165	12/14	$23,354,100	$(86,688)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Investment, or portion of investment, is out on loan for securities lending. The total value of securities out on loan as of the end of the reporting period was $159,092,730.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investment in Derivatives, Securities Lending for more information.

(6)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(7)	Investment, or portion of investment, segregated as collateral for investments in derivatives.

N/A	Not applicable.

See accompanying notes to financial statements.

Nuveen Investments	57

Nuveen Small Cap Index Fund

Portfolio of Investments	October 31, 2014

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 98.2%

	COMMON STOCKS – 98.2%

	Aerospace & Defense – 1.7%

3,312	AAR Corporation	$87,768

1,544	Aerovironment, Inc., (2)	47,324

680	American Science & Engineering Inc.	37,604

1,507	Astronics Corporation, (2)	78,078

1,654	Cubic Corporation	79,789

3,903	Curtiss Wright Corporation	270,127

6,208	DigitalGlobe Inc., (2)	177,487

884	Ducommon Inc.	23,346

1,430	Engility Holdings Inc., (2)	61,776

489	Erickson Inc., (2), (3)	6,866

2,567	Esterline Technologies Corporation, (2)	300,621

4,824	GenCorp Inc., (2), (3)	81,815

5,364	Heico Corporation, (3)	290,943

2,657	Keyw Holding Corporation, (2), (3)	26,969

3,663	Kratos Defence & Security Solutions Inc., (2)	25,531

864	LMI Aerospace, Inc., (2)	11,388

3,589	Moog Inc., Class A Shares, (2)	274,702

401	National Presto Industries Inc.	25,287

4,999	Orbital Sciences Corporation, (2)	131,474

204	SIFCO Industries, Incorporated	6,940

852	Sparton Corporation, (2)	23,089

4,268	Taser International, Inc., (2), (3)	80,409

3,028	Teledyne Technologies Inc., (2)	313,792
	Total Aerospace & Defense	2,463,125

	Air Freight & Logistics – 0.5%

4,322	Air Transport Services Group Inc., (2)	35,354

2,035	Atlas Air Worldwide Holdings Inc., (2)	75,132

1,895	Echo Global Logistics, Inc., (2), (3)	49,516

2,515	Forward Air Corporation	120,393

2,967	Hub Group, Inc., (2)	107,672

722	Park Ohio Holdings Corporation	38,345

7,562	UTI Worldwide, Inc., (3)	82,653

4,224	XPO Logistics, Incorporated, (2), (3)	168,622
	Total Air Freight & Logistics	677,687

58	Nuveen Investments

Shares	Description (1)	Value

	Airlines – 0.4%

1,114	Allegiant Travel Company, (2), (3)	$148,686

3,634	Hawaiian Holdings Inc., (2), (3)	63,014

20,324	JetBlue Airways Corporation, (2), (3)	234,539

4,095	Republic Airways Holdings, Inc., (2)	51,269

4,323	Skywest Inc.	49,801
	Total Airlines	547,309

	Auto Components – 1.1%

5,603	American Axle and Manufacturing Holdings Inc.	108,306

5,121	Cooper Tire & Rubber	164,947

1,104	Cooper-Standard Holdings Inc., (2)	60,256

12,646	Dana Holding Corporation, (3)	258,737

2,102	Dorman Products, Inc., (2), (3)	97,449

1,910	Drew Industries Inc., (2)	91,795

2,326	Federal Mogul Corporation, Class A Shares, (2)	36,309

821	Fox Factory Holding Corporation, (2)	13,908

1,171	Fuel Systems Solutions, Inc., (2)	10,808

2,785	Gentherm Inc., (2)	116,135

3,934	Modine Manufacturing Company	50,473

1,435	Motorcar Parts of America, Inc., (2)	41,672

1,168	Remy International Inc., (3)	21,585

669	Shiloh Industries, Inc., (2)	11,400

2,842	Spartan Motors, Inc.	16,171

1,651	Standard Motor Products Inc., (3)	65,248

2,374	Stoneridge Inc., (2)	30,838

279	Strattec Security Corporation	28,938

1,936	Superior Industries International Inc.	37,771

4,911	Tenneco Inc., (2)	257,140

1,662	Tower International Inc., (2)	40,387
	Total Auto Components	1,560,273

	Automobiles – 0.0%

2,198	Winnebago Industries Inc.	46,620

	Banks – 7.5%

1,258	1st Source Corporation	39,363

2,491	1st United Bancorp Inc/North	22,045

655	American National Bankshares, Inc.	15,851

1,989	Ameris Bancorp.	49,327

775	Ames National Corporation, (3)	19,220

905	Arrow Financial Corporation, (3)	24,788

2,400	Banc of California Inc.	28,248

Nuveen Investments	59

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	October 31, 2014

Shares	Description (1)	Value

	Banks (continued)

590	BancFirst Corporation	$38,350

2,439	Banco Latinoamericano de Exportaciones S.A	82,048

2,738	Bancorp, Inc., (2)	25,901

7,747	BancorpSouth Inc., (3)	178,413

511	Bank of Kentucky Financial Corporation	23,971

453	Bank of Marin Bancorp California	22,614

6,425	Bank of the Ozarks, Inc., (3)	226,417

1,621	Banner Corporation	70,060

6,581	BBCN Bancorp Inc.	93,055

2,290	Blue Hills Bancorp, Inc., (2)	30,526

1,526	BNC Bancorp.	25,957

6,642	Boston Private Financial Holdings Inc.	87,342

931	Bridge Bancorp Inc.	24,448

744	Bridge Capital Holdings, (2)	17,945

1,126	Bryn Mawr Bank	34,715

636	Camden National Corporation	26,019

1,916	Capital Bank Financial Corporation, Class A Shares, (3)	49,605

1,039	Capital City Bank	15,699

2,522	Cardinal Financial Corporation	48,422

2,498	Cascade Bancorp., (2)	12,765

6,569	Cathay General Bancorp., (3)	173,487

2,509	Centerstate Banks of Florida, Inc.	29,205

1,381	Central Pacific Financial Corporation	26,101

284	Century Bancorp, Inc.	10,786

2,457	Chemical Financial Corporation	73,169

1,027	Citizens & Northern Corporation	20,437

1,305	City Holding Company	58,712

1,198	CNB Financial Corporation	21,696

2,954	Cobiz, Inc., (3)	35,507

4,252	Columbia Banking Systems Inc.	118,121

3,334	Community Bank System Inc.	127,192

1,284	Community Trust Bancorp, Inc., (3)	46,160

876	CommunityOne Bancorp., (2)	9,321

1,358	ConnectOne Bancorp, Inc.	25,123

678	CU Bancorp., (2)	13,391

1,831	Customers Bancorp Inc., (2)	34,972

7,654	CVB Financial, (3)	120,780

1,858	Eagle Bancorp, Inc., (2)	66,758

604	Enterprise Bancorp, Inc.	14,212

60	Nuveen Investments

Shares	Description (1)	Value

	Banks (continued)

1,509	Enterprise Financial Services Corporation	$28,445

12,519	F.N.B. Corporation PA	160,118

1,221	Fidelity Southern Corporation	18,742

1,150	Financial Institutions, Inc.	28,911

797	First Bancorp Maine	14,099

1,640	First Bancorp of North Carolina, Inc.	29,717

8,409	First Bancorp of Puerto Rico, (2)	43,811

6,038	First Busey Corporation	37,738

319	First Business Financial Services, Inc.	14,971

611	First Citizens Bancshs Inc., (3)	153,489

8,158	First Commonwealth Financial Corporation, (3)	76,277

1,492	First Community Bancshares, Inc.	24,424

1,416	First Connecticut Bancorp.	22,146

4,822	First Financial Bancorp.	84,578

5,254	First Financial Bankshares, Inc., (3)	166,972

935	First Financial Corporation	32,426

1,462	First Interstate BancSystem Inc., Montana	42,895

2,911	First Merchants Corporation	65,934

6,257	First Midwest Bancorp, Inc.	105,055

1,204	First NBC Bank Holding Company, (2)	44,223

988	First of Long Island Corporation	26,024

13,339	FirstMerit Corporation	244,771

2,569	Flushing Financial Corporation	51,740

1,066	German American Bancorp, Inc.	31,841

6,003	Glacier Bancorp, Inc., (3)	172,226

859	Great Southern Bancorp.	32,651

1,226	Guaranty Bancorp.	19,334

2,812	Hampton Roads Bankshares, Inc., (2)	4,893

6,637	Hancock Holding Company	233,556

2,632	Hanmi Financial Corporation	56,456

1,235	Heartland Financial USA, Inc.	32,851

1,735	Heritage Commerce Coporation	15,095

2,411	Heritage Financial Corporation	42,313

1,681	Heritage Oaks Bancorp	13,229

4,368	Home Bancshares, Inc., (3)	139,427

1,609	HomeTrust Bancshares Inc., (2)	24,859

724	Horizon Bancorp.	18,621

1,369	Hudson Valley Holding Corporation	31,131

2,474	IberiaBank Corporation, (3)	170,360

Nuveen Investments	61

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	October 31, 2014

Shares	Description (1)	Value

	Banks (continued)

1,907	Independent Bank Corporation, Massachusetts, (3)	$77,806

1,850	Independent Bank Corporation, Michigan	22,330

738	Independent Bank Group Inc.	32,981

4,442	International Bancshares Corporation	126,020

28,895	Investors Bancorp, Inc.	310,621

3,127	Lakeland Bancorp, Inc.	34,366

1,368	Lakeland Financial Corporation, (3)	56,690

1,977	Macatawa Bank Corporation	10,300

1,698	Mainsource Financial Group	30,887

5,492	MB Financial, Inc.	173,273

1,357	Mercantile Bank Corporation	26,774

468	Merchants Bancshares, Inc.	13,942

1,178	Metro Bancorp, Inc.	29,497

685	Midsouth Bancorp Inc.	12,974

565	MidWestOne Financial Group Inc.	15,074

3,316	National Bank Holdings Corporation, (3)	64,960

579	National Bankshares, Inc.	18,128

9,752	National Penn Bancshares, Inc.	100,348

3,649	NBT Bancorp, Inc.	93,706

2,105	NewBridge Bancorp., (2)	18,713

542	Northrim Bancorp, Inc.	15,664

3,631	OFG Bancorp., (3)	56,535

675	Old Line Bancshares, Inc.	10,787

8,447	Old National Bancorp.	122,904

885	OmniAmerican Bancorp Inc.	23,930

412	Opus Bank, (2)	10,836

1,490	Pacific Continental Corporation	21,486

1,386	Pacific Premier Bancorp, Inc., (2)	22,439

372	Palmetto Bancshares Inc.	6,183

959	Park National Corporation	80,911

3,727	Park Sterling Bank Inc.	28,549

937	Peapack Gladstone Financial Corporation	17,100

401	Penns Woods Bancorp, Inc.	19,461

900	Peoples Bancorp, Inc.	22,185

609	Peoples Financial Services Corporation	30,554

2,920	Pinnacle Financial Partners, Inc.	114,464

972	Preferred Bank Los Angeles	25,836

5,409	Privatebancorp, Inc.	174,819

5,024	Prosperity Bancshares, Inc.	303,399

62	Nuveen Investments

Shares	Description (1)	Value

	Banks (continued)

2,546	Renasant Corporation	$76,762

807	Republic Bancorp, Inc.	19,570

2,495	Republic First Bancorp, Inc., (2)	9,905

2,476	S&T Bancorp, Inc.	68,313

2,080	Sandy Spring Bancorp, Inc.	53,664

1,222	Seacoast Banking Corporation of Florida, (2)	15,598

1,014	Sierra Bancorp.	17,400

1,375	Simmons First National Corporation	57,736

1,945	South State Corporation	117,303

1,560	Southside Bancshares, Inc., (3)	52,395

1,641	Southwest Bancorp, Inc.	29,587

2,661	State Bank Financial Corporation	47,685

6,954	Sterling Bancorp.	97,773

803	Stonegate Bank	21,834

963	Suffolk Bancorp.	22,110

674	Sun Bancorp, Inc., (2)	13,615

15,135	Susquehanna Bancshares Inc.	148,474

1,204	SY Bancorp, Inc.	40,069

1,444	Talmer Bancorp Inc., Class A	20,187

3,399	Texas Capital BancShares, Inc., (2)	207,849

1,204	Tompkins Financial Corporation	60,441

2,383	Towne Bank	36,126

1,334	Trico Bancshares	35,084

1,781	Tristate Capital Holdings Inc., (2)	17,365

5,597	Trustmark Corporation	136,175

2,972	UMB Financial Corporation, (3)	177,072

13,439	Umpqua Holdings Corporation	236,526

3,618	Union Bankshares Corporation	81,333

5,417	United Bankshares, Inc., (3)	185,695

3,590	United Community Banks, Inc.	64,728

1,391	Univest Corporation of Pennsylvania	28,543

16,171	Valley National Bancorp., (3)	161,387

3,089	ViewPoint Financial Group	84,237

1,206	Washington Trust Bancorp, Inc.	46,274

7,285	Webster Financial Corporation	228,312

2,159	WesBanco, Inc., (3)	74,399

1,206	West Bancorp, Inc.	19,995

2,123	Westamerica Bancorp., (3)	104,749

6,173	Western Alliance Bancorporation, (2)	164,325

Nuveen Investments	63

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	October 31, 2014

Shares	Description (1)	Value

	Banks (continued)

5,160	Wilshire Bancorp, Inc.	$51,084

3,754	Wintrust Financial Corporation, (3)	173,885

1,513	Yadkin Financial Inc., (2)	29,367
	Total Banks	10,626,956

	Beverages – 0.2%

673	Boston Beer Company, (2), (3)	167,577

389	Coca-Cola Bottling Company Consolidated	35,181

880	Craft Brewers Alliance Inc., (2)	12,214

945	National Beverage Corporation, (2)	23,738
	Total Beverages	238,710

	Biotechnology – 5.1%

6,337	Acadia Pharmaceuticals, Inc., (2), (3)	175,535

1,326	Acceleron Pharma Inc., (2)	49,035

7,798	Achillion Pharmaceuticals, Inc., (2), (3)	91,627

3,381	Acorda Therapeutics, Inc., (2)	117,726

1,597	Actinium Pharmaceuticals Inc., (2)	11,291

235	Adamas Pharmaceuticals Inc., (2)	3,579

2,402	Aegerion Pharmaceuticals Inc., (2), (3)	48,496

5,021	Agenus Inc., (2)	14,963

1,095	Agios Pharmaceutical Inc., (2), (3)	92,013

631	Akebia Therapeutics Inc., (2)	8,178

645	Alder Biopharmaceuticals Inc., (2), (3)	11,552

1,798	AMAG Pharmaceuticals Inc., (2)	59,352

2,658	Anacor Pharmaceuticals Inc., (2), (3)	78,172

453	Applied Genetic Technologies Corporation, (2)	9,105

396	Ardelyx, Inc., (2)	8,684

17,719	Arena Pharmaceuticals, Inc., (2), (3)	77,255

13,297	Ariad Pharmaceuticals, Inc., (2), (3)	79,250

10,287	Array Biopharma, Inc., (2)	36,930

4,185	Arrowhead Research Corporation, (2), (3)	27,286

748	Auspex Pharmaceuticals Inc., (2)	20,271

555	Avalanche Biotechnologies Inc., (2)	19,913

5,653	BioCryst Pharaceuticals, Inc., (2)	66,253

292	BioSpecifics Technologies Corporation, (2)	11,715

4,198	BioTime Inc., (2), (3)	14,231

1,754	Bluebird Bio Inc., (2)	73,650

447	Cara Therapeutics Inc., (2)	4,027

7,208	Celldex Therapeutics, Inc., (2), (3)	120,734

783	Cellular Dynamics International Inc., (2)	6,084

64	Nuveen Investments

Shares	Description (1)	Value

	Biotechnology (continued)

5,593	Cepheid, Inc., (2), (3)	$296,485

2,049	ChemoCentryx Inc., (2), (3)	11,515

2,174	Chimerix Inc., (2)	67,481

1,990	Clovis Oncology Inc., (2), (3)	118,723

10,800	CTI BioPharma Corp., (2), (3)	26,352

2,720	Cytokinetics, Inc., (2), (3)	9,982

5,265	Cytori Therapeutics, Inc., (2), (3)	2,733

4,500	CytRx Corporation, (2), (3)	12,870

13,134	Dendreon Corporation, (2), (3)	12,865

291	Dicerna Pharmaceuticals Inc., (2)	2,727

1,250	Durata Therapeutics Inc., (2)	30,038

10,921	Dyax Corporation, (2)	135,093

21,841	Dynavax Technologies Corporation, (2)	35,819

378	Eleven Biotherapeutics Inc., (2)	3,992

2,287	Emergent BioSolutions, Inc., (2)	51,732

833	Enanta Pharmaceuticals Inc., (2)	35,819

1,033	Epizyme Inc., (2), (3)	27,405

381	Esperion Therapeutics Inc., (2)	11,144

6,681	EXACT Sciences Corporation, (2), (3)	160,812

16,146	Exelixis, Inc., (2), (3)	27,448

1,390	Five Prime Therapeutics Inc., (2)	18,126

375	Flexion Therapeutics Inc., (2)	7,346

1,127	Foundation Medicine Inc., (2), (3)	29,167

1,454	Galectin Therapeuctics Inc., (2), (3)	7,881

9,796	Galena Biopharma Inc., (2), (3)	20,082

322	Genocea Biosciences Inc., (2)	2,827

1,395	Genomic Health, Inc., (2), (3)	50,694

12,873	Geron Corporation, (2), (3)	28,707

8,341	Halozyme Therapeutics, Inc., (2), (3)	80,240

1,878	Heron Therapeutics Inc., (2)	16,564

1,099	Hyperion Therapeutics Inc., (2)	26,706

4,857	Idera Pharmaceuticals, Inc., (2), (3)	12,385

490	Immune Design Corporation, (2)	15,185

7,045	Immunogen, Inc., (2)	65,237

6,808	Immunomedics, Inc., (2), (3)	26,892

3,990	Infinity Pharmaceuticals, Inc., (2)	54,344

4,853	Inovio Pharmaceuticals Inc., (2), (3)	55,130

3,991	Insmed Incorporated, (2)	56,632

805	Insys Therapeutics Inc., (2), (3)	32,743

Nuveen Investments	65

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	October 31, 2014

Shares	Description (1)	Value

	Biotechnology (continued)

2,875	Intrexon Corporation, (2), (3)	$64,170

9,640	Ironwood Pharmacauticals Inc., (2), (3)	135,153

9,485	ISIS Pharmaceuticals, Inc., (2), (3)	436,879

1,092	Karyopharm Therapeutics Inc., (2), (3)	44,859

7,418	Keryx Biopharmaceuticals, Inc., (2), (3)	124,993

872	Kindred Biosciences Inc., (2)	7,996

693	Kite Pharma Inc., (2)	25,634

1,403	Kythera Biopharmaceuticals ,Incorporated, (2)	49,456

18,945	Lexicon Genetics, Inc., (2), (3)	27,470

1,671	Ligand Pharmceuticals, Inc., (2)	92,356

291	Loxo Oncology Inc., (2)	3,140

1,611	MacroGenics Inc., (2)	34,298

18,396	MannKind Corporation, (2), (3)	110,560

7,895	Merrimack Pharmaceuticals, Incorporated, (2), (3)	72,397

7,550	MiMedx Group Inc., (2), (3)	76,859

579	Mirati Therapeutics, Inc., (2)	9,710

3,935	Momenta Pharmaceuticals, Inc., (2)	42,931

3,234	NanoViricides, Inc., (2), (3)	12,322

12,159	Navidea Biopharmaceuticals Incorporated, (2), (3)	16,415

1,910	NeoStem Inc., (2), (3)	9,798

5,546	Neuralstem Inc., (2), (3)	15,252

6,261	Neurocrine Biosciences Inc., (2)	115,954

1,527	NewLink Genetics Corporation, (2), (3)	49,857

2,867	Northwest Biotherapeutics, Inc., (2), (3)	15,080

19,177	Novavax, Inc., (2), (3)	107,391

8,576	NPS Pharmaceuticals, Inc., (2)	234,982

1,697	Ohr Pharmaceutical Inc., (2), (3)	12,303

1,019	Oncomed Pharamceuticals Inc., (2), (3)	21,165

5,708	Oncothyreon Inc., (2)	10,274

1,119	Ophthotech Corporation, (2), (3)	46,685

15,733	Opko Health Inc., (2), (3)	131,371

9,269	Orexigen Therapeutics Inc., (2), (3)	37,632

5,041	Organovo Holdings Inc., (2), (3)	32,968

1,382	Osiris Therapeutics, Inc., (2), (3)	18,837

578	Otonomy, Inc., (2)	15,230

1,244	OvaScience Inc., (2)	24,295

12,954	PDL Biopahrma Inc., (3)	110,498

14,664	Peregrine Pharmaceuticals, Inc., Reg S, (2), (3)	23,462

3,434	Portola Pharmaceuticals Inc., (2)	97,869

66	Nuveen Investments

Shares	Description (1)	Value

	Biotechnology (continued)

5,689	Progenics Pharmaceuticals, Inc., (2), (3)	$27,478

2,147	Prothena Corporation PLC, (2)	47,084

1,965	PTC Therapeutics Inc., (2), (3)	80,310

1,867	Puma Biotechnology Inc , (2), (3)	467,870

564	Radius Health Inc., (2)	10,383

4,971	Raptor Pharmaceuticals Corporation, (2), (3)	47,771

1,493	Receptos Inc., (2)	154,749

1,246	Regado Bioscience Inc., (2)	1,271

1,106	Regulus Therapeutics Incorporated, (2), (3)	22,076

2,620	Repligen Corporation, (2), (3)	66,076

1,712	Retrophin Inc., (2), (3)	16,572

7,262	Rigel Pharmaceuticals, Inc., (2)	14,379

462	Sage Therapeutics, Inc., (2), (3)	18,073

5,542	Sangamo Biosciences, Inc., (2)	67,280

3,281	Sarepta Therapautics Inc., (2), (3)	53,054

5,275	Spectrum Pharmaceuticals, Inc., (2)	39,985

932	Stemline Therapeutics Inc., (2)	14,343

3,991	Sunesis Pharmaceuticals, Inc., (2)	6,785

1,714	Synageva BioPharma Corporation, (2), (3)	129,818

7,559	Synergy Pharmaceuticals Inc., (2), (3)	25,927

4,678	Synta Pharmaceuticals Corporation, (2)	13,847

481	T2 Biosystems, Inc., (2)	7,768

1,555	Tesaro Inc., (2), (3)	43,260

1,893	TG Therapeutics Inc., (2), (3)	20,804

3,925	Threshold Pharmaceuticals, Inc., (2)	11,500

550	Ultragenyx Pharmaceutical Inc., (2), (3)	25,856

2,764	Vanda Pharmaceuticals, Inc., (2), (3)	33,196

1,690	Verastem Inc., (2), (3)	16,038

560	Versartis Inc., (2), (3)	11,150

418	Vital Therapies Inc., (2)	7,215

1,218	Xencor Inc., (2)	13,142

6,420	XOMA Limited, (2)	27,542

555	Zafgen Inc., (2)	11,822

6,690	ZIOPHARM Oncology, Inc., (2), (3)	22,211
	Total Biotechnology	7,119,966

	Building Products – 0.8%

3,510	Aaon, Inc.	68,972

1,226	Advanced Drainage Systems, Inc.	26,776

828	American Woodmark Company	33,873

Nuveen Investments	67

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	October 31, 2014

Shares	Description (1)	Value

	Building Products (continued)

2,395	Apogee Enterprises, Inc.	$105,141

3,723	Builders FirstSource, Inc., (2)	22,077

1,126	Continental Building Products Inc., (2)	16,597

2,556	Gibraltar Industries Inc.	38,979

3,719	Griffon Corporation	45,707

1,502	Insteel Industries, Inc.	35,808

2,375	Masonite International Corporation, (2), (3)	128,393

2,263	NCI Building Systems Inc., (2), (3)	44,966

611	Norcraft Companies Inc., (2)	10,387

751	Nortek Inc., (2)	62,543

658	Patrick Industries, Inc., (2)	28,110

3,811	PGT, Inc., (2)	35,842

1,722	Ply Gem Holdings Inc., (2), (3)	19,545

3,089	Quanex Building Products Corporation	61,842

3,378	Simpson Manufacturing Company Inc.	111,744

2,710	Trex Company Inc., (2), (3)	116,530

1,655	Universal Forest Products Inc., (3)	82,700
	Total Building Products	1,096,532

	Capital Markets – 1.5%

1,579	Arlington Asset Investment Corporation	43,233

14,056	BGC Partners Inc., Class A	119,195

1,655	Calamos Asset Management, Inc. Class A	22,674

781	CIFC Corporation	7,185

1,569	Cohen & Steers Inc., (3)	67,247

8,139	Cowen Group, Inc, Class A, (2)	32,882

235	Diamond Hill Investment Group, Inc.	31,488

2,635	Evercore Partners Inc.	136,414

656	FBR Capital Markets Corporation, (2)	15,836

4,076	Financial Engines Inc., (3)	162,510

3,675	FXCM Inc, Class A Shares, (3)	60,491

503	GAMCO Investors Inc.	41,558

5,802	GFI Group, Inc.	31,911

2,349	Greenhill & Co Inc.	105,705

2,647	HFF Inc., Class A Shares, (2)	83,328

1,173	INTL FCStone Inc., (2)	21,231

3,102	Investment Technology Group, (2)	55,619

12,061	Janus Capital Group Inc., (3)	180,794

3,628	KCG Holdings Inc., Class A Shares, (2)	38,674

8,581	Ladenburg Thalmann Financial Services Inc., (2), (3)	36,641

68	Nuveen Investments

Shares	Description (1)	Value

	Capital Markets (continued)

1,133	Manning & Napier Inc.	$17,947

573	Marcus & Millichap Inc., (2)	17,797

594	Moelis & Company	20,291

826	Oppenheimer Holdings Inc., Class A	20,278

1,345	Piper Jaffray Companies, (2)	75,939

946	Pzena Investments Management, Inc.	9,507

761	RCS Capital Corporation	12,488

1,748	Safeguard Scientifics Inc., (2), (3)	34,873

459	Silvercrest Asset Management Corporation Class A	6,853

5,297	Stifel Financial Corporation, (2)	251,660

2,411	SWS Group Inc.	17,817

563	Virtus Investment Partners Inc.	100,895

3,075	Walter Investment Management Corporation, (3)	69,864

582	Westwood Holding Group Inc.	39,285

8,371	WisdomTree Investments Inc., (3)	123,472
	Total Capital Markets	2,113,582

	Chemicals – 2.3%

2,451	A Schulman, Inc.	86,790

1,787	Advanced Emissions Solutions Inc., (2)	36,133

2,386	American Vanguard Corp., (3)	27,534

5,641	Axiall Corporation	227,332

2,474	Balchem Corporation, (3)	160,068

4,298	Calgon Carbon Corporation, (2)	90,387

537	Chase Corporation, Common Stock	19,262

7,288	Chemtura Corporation, (2)	169,738

5,768	Ferro Corporation	75,676

4,339	Flotek Industries Inc., (2), (3)	96,152

1,811	FutureFuel Corporation	24,123

4,042	H.B. Fuller Company	169,643

785	Hawkins Inc	30,230

1,770	Innophos Holdings, Inc.	100,890

1,958	Innospec, Inc.	79,044

4,560	Interpid Potash Inc., (2), (3)	61,332

682	KMG Chemicals, Inc.	12,071

1,727	Koppers Holdings Inc.	68,182

2,711	Kraton Performance Polymers Inc., (2)	48,500

1,690	Kronos Worldwide Inc.	22,714

2,160	Landec Corporation, (2)	27,194

1,594	LSB Industries Inc., (2)	59,823

Nuveen Investments	69

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	October 31, 2014

Shares	Description (1)	Value

	Chemicals (continued)

912	Marrone Bio Innovations Inc., (2), (3)	$2,389

2,781	Minerals Technologies Inc.	213,331

6,374	Olin Corporation, (3)	154,506

2,664	OM Group Inc.	69,344

3,922	OMNOVA Solutions Inc., (2)	27,572

7,593	PolyOne Corporation	281,017

1,095	Quaker Chemical Corporation	89,878

18,824	Rentech, Inc., (2)	29,930

3,430	Senomyx, Inc., (2), (3)	27,166

3,990	Sensient Technologies Corporation	236,128

1,570	Stepan Company	69,520

2,299	Taminco Corporation, (2)	59,521

1,657	Trecora Resources, (2)	21,790

2,051	Tredegar Corporation	39,010

925	Trinseo SA, (2)	13,366

4,958	Tronox Limited, Class A	119,884

1,887	Zep Inc.	30,305
	Total Chemicals	3,177,475

	Commercial Services & Supplies – 2.2%

4,555	ABM Industries Inc.	125,900

9,462	Acco Brands Corporation, (2)	77,872

1,789	American Ecology Corporation	89,951

3,140	ARC Document Solutions, (2)	31,871

3,851	Brady Corporation	91,808

3,996	Brinks Company	83,916

3,219	Casella Waste Systems, Inc., (2)	14,486

1,467	CECO Environmental Corporation, (3)	21,007

4,490	Cenveo Inc., (2), (3)	10,237

7,574	Civeo Corporation	92,327

4,038	Deluxe Corporation	245,510

2,181	Ennis Inc.	32,344

1,630	G&K Services, Inc.	102,804

5,703	Healthcare Services Group, Inc., (3)	169,835

737	Heritage-Crystal Clean, Inc., (2), (3)	13,369

3,639	HNI Corporation	169,759

2,829	Innerworkings, Inc., (2)	25,687

4,944	Interface, Inc.	79,252

2,703	Kimball International Inc., Class B	48,600

4,015	Knoll Inc.	79,858

70	Nuveen Investments

Shares	Description (1)	Value

	Commercial Services & Supplies (continued)

2,405	Matthews International Corporation	$110,822

2,100	McGrath Rentcorp.	76,713

4,885	Miller (Herman) Inc.	156,320

3,769	Mobile Mini, Inc.	165,195

2,360	MSA Safety Inc.	135,629

1,021	Multi Color Corporation	50,335

562	NL Industries Inc.	4,097

2,401	Performant Financial Corporation, (2)	20,721

2,230	Quad Graphics Inc.	49,172

1,028	Quest Resource Holding Corporation, (2)	1,604

1,285	SP Plus Corporation, (2)	28,039

6,668	Steelcase Inc.	118,157

1,715	Team, Inc., (2)	72,270

5,240	Tetra Tech, Inc.	140,484

1,191	UniFirst Corporation	132,868

3,177	United Stationers, Inc.	132,703

1,694	Viad Corporation	43,214

3,106	West Corporation	99,392
	Total Commercial Services & Supplies	3,144,128

	Communications Equipment – 1.6%

4,550	ADTRAN, Inc.	96,506

960	Alliance Fiber, (3)	12,394

1,192	Applied Optoelectronics Inc., (2)	19,239

8,613	Aruba Networks, Inc., (2), (3)	185,869

822	Bel Fuse, Inc., Class B	23,254

1,253	Black Box Corporation	27,553

2,922	CalAmp Corporation, (2)	56,336

3,337	Calix Inc., (2)	36,073

8,460	Ciena Corporation, (2), (3)	141,790

920	Clearfield Inc., (2), (3)	13,506

1,237	Comtech Telecom Corporation	47,093

2,155	Digi International, Inc., (2)	17,843

6,689	Emulex Corporation, (2)	37,860

7,750	Extreme Networks Inc., (2)	27,823

7,787	Finisar Corporation, (2), (3)	130,199

7,645	Harmonic Inc., (2)	50,992

9,868	Infinera Corporation, (2)	143,382

3,264	Interdigital Inc., (3)	161,340

4,707	IXIA, (2)	45,328

Nuveen Investments	71

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	October 31, 2014

Shares	Description (1)	Value

	Communications Equipment (continued)

1,292	KVH Industries, Inc., (2)	$16,693

2,946	Netgear, Inc., (2)	100,282

1,165	Numerex Corporation, (2)	15,192

7,552	Oclaro Inc., (2)	11,857

1,587	Oplink Communications, Inc.	33,089

7,377	Parkervision, Inc., (2), (3)	9,664

3,432	Plantronics Inc.	178,018

11,144	Polycom Inc., (2)	145,764

1,713	Procera Networks Inc., (2), (3)	12,830

5,229	Ruckus Wireless Incorporated, (2)	67,872

4,906	ShoreTel, Inc., (2)	39,690

19,827	Sonus Networks, Inc., (2)	68,800

456	Tessco Technologies Inc.	14,478

2,398	Ubiquiti Networks Inc., (3)	85,776

3,297	ViaSat, Inc., (2)	206,524
	Total Communications Equipment	2,280,909

	Computers & Peripherals – 0.4%

3,302	Cray, Inc., (2)	114,447

4,839	Dot Hill Systems Corporation, (2)	19,114

1,424	Eastman Kodak Company, (2)	30,716

3,757	Electronics For Imaging, (2)	171,770

2,325	Immersion Corporation, (2), (3)	19,577

1,928	Intevac, Inc., (2)	14,267

746	Nimble Storage Inc., (2), (3)	20,411

7,034	QLogic Corporation, (2)	83,072

17,692	Quantum Corporation, (2)	22,646

2,819	Silicon Graphics International Corporation, (2), (3)	24,469

2,815	Super Micro Computer Inc., (2)	89,967

6,466	Violin Memory Inc., (2), (3)	31,295
	Total Computers & Peripherals	641,751

	Construction & Engineering – 0.8%

3,064	Aegion Corporation, (2)	56,132

1,630	Ameresco Inc., Class A Shares, (2)	13,431

1,010	Argan, Inc., (2)	35,158

3,099	Comfort Systems USA Inc.	47,601

2,756	Dycom Industries Inc., (2)	86,511

5,427	Emcor Group Inc.	239,494

3,117	Furmanite Corporation, (2)	23,315

3,235	Granite Construction Inc.	119,404

72	Nuveen Investments

Shares	Description (1)	Value

	Construction & Engineering (continued)

4,950	Great Lakes Dredge & Dock Corporation	$34,601

1,651	Layne Christensen Company, (2), (3)	11,887

5,272	MasTec Inc., (2), (3)	150,990

1,749	MYR Group Inc., (2)	45,369

786	Northwest Pipe Company, (2)	28,123

2,271	Orion Marine Group Inc., (2)	24,890

2,162	Pike Electric Corporation, (2)	25,814

2,941	Primoris Services Corporation	84,466

1,385	Sterling Construction Company, Inc., (2)	12,216

3,089	Tutor Perini Corporation, (2)	86,523
	Total Construction & Engineering	1,125,925

	Construction Materials – 0.1%

6,090	Headwater Inc., (2)	77,343

162	United States Lime & Minerals, Inc.	11,358

1,180	US Concrete, Inc., (2), (3)	29,146
	Total Construction Materials	117,847

	Consumer Finance – 0.7%

2,269	Cash America International, Inc.	111,521

1,507	Consumer Portfolio Services, Inc., (2)	10,639

592	Credit Acceptance Corporation, (2)	87,356

2,084	Encore Capital Group, Inc., (2), (3)	94,843

4,254	EZCORP, Inc., (2), (3)	47,985

2,336	First Cash Financial Services, Inc., (2)	138,011

2,511	Green Dot Corporation, Class A Shares, (2)	60,013

932	JG Wentworth Company, (2)	10,364

1,680	Nelnet Inc.	79,951

856	Nicholas Financial, Inc.	10,452

4,039	PRA Group Inc., (2), (3)	255,467

861	Regional Management Corporation, (2)	10,039

2,015	Springleaf Holdings Inc., (2), (3)	75,401

645	World Acceptance Corporation, (2), (3)	46,221
	Total Consumer Finance	1,038,263

	Containers & Packaging – 0.4%

338	AEP Industries, Inc., (2)	15,545

7,254	Berry Plastics Corporation, (2), (3)	188,749

26,373	Graphic Packaging Holding Company, (2)	319,904

2,349	Myers Industries, Inc.	35,094

464	UFP Technologies, Inc., (2)	10,217
	Total Containers & Packaging	569,509

Nuveen Investments	73

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	October 31, 2014

Shares	Description (1)	Value

	Distributors – 0.2%

1,557	Audiovox Corporation, (2)	$13,281

1,914	Core-Mark Holding Company, Inc.	111,069

3,639	Pool Corporation	217,248

542	Weyco Group, Inc.	16,883
	Total Distributors	358,481

	Diversified Consumer Services – 1.0%

827	2U Inc., (2)	15,051

1,468	American Public Education Inc., (2)	45,493

1,178	Ascent Media Corporation, (2)	75,745

1,225	Bridgepoint Education Inc., (2)	15,484

2,475	Bright Horizons Family Solutions Inc., (2)	110,286

922	Capella Education Company	65,222

5,422	Career Education Corporation, (2)	31,448

1,309	Carriage Services Inc., (3)	26,128

5,941	Chegg Inc., (2), (3)	39,508

557	Collectors Universe, Inc.	13,702

2,013	Education Management Corporation, (2), (3)	1,198

3,784	Grand Canyon Education Inc., (2)	181,254

8,793	Houghton Mifflin Harcourt Company, (2)	175,948

1,883	ITT Educational Services, Inc., (2), (3)	19,037

2,774	K12, Inc., (2), (3)	34,398

308	Liberty Tax Inc., Class A Shares, (2), (3)	11,670

6,493	LifeLock, Incorporated, (2), (3)	109,797

3,521	Regis Corporation	59,787

4,915	Sothebys Holdings Inc.	194,929

1,222	Steiner Leisure Limited, (2)	51,544

900	Strayer Education Inc.	65,871

1,768	Universal Technical Institute Inc.	21,057

2,234	Weight Watcher’s International Inc., (3)	58,196
	Total Diversified Consumer Services	1,422,753

	Diversified Financial Services – 0.3%

1,868	Gain Capital Holdings Inc.	15,990

3,043	Marketaxess	196,730

688	Marlin Business Services Corporation	14,544

2,188	Newstar Financial, Inc., (2)	29,932

4,758	PHH Corporation, (2)	112,717

1,895	PICO Holdings, Inc., (2)	41,880

1,013	Resource America Inc.	9,664

633	Tiptree Financial Inc., Class A, (2)	5,115
	Total Diversified Financial Services	426,572

74	Nuveen Investments

Shares	Description (1)	Value

	Diversified Telecommunication Services – 0.6%

7,280	8X8, Inc., (2)	$57,221

766	Atlantic Tele-Network, Inc.	51,468

17,328	Cincinnati Bell Inc., (2)	63,594

3,759	Cogent Communications Group, Inc.	127,580

4,180	Consolidated Communications Holdings, Inc., (3)	108,262

1,730	FairPoint Communications Inc., (2), (3)	28,718

2,622	General Communication, Inc., (2)	30,756

22,147	Globalstar, Inc., (2), (3)	52,488

862	Hawaiian Telcom Holdco Inc., (2), (3)	23,188

1,281	IDT Corporation	21,111

4,447	inContact, Inc., (2)	39,578

2,614	Inteliquent, Inc.	43,994

2,207	Intelsat SA, (2)	42,948

6,476	Iridium Communications Inc., (2), (3)	61,522

1,517	Lumos Networks Corporation	26,092

3,454	Orbcomm, Inc., (2)	21,829

4,009	Premiere Global Services, Inc., (2)	41,974

1,436	VocalTec Communications Limited, (2)	13,355

12,946	Vonage Holdings Corporation, (2)	45,052
	Total Diversified Telecommunication Services	900,730

	Electric Utilities – 1.3%

3,326	ALLETE Inc	173,750

4,607	Cleco Corporation	247,672

3,252	El Paso Electric Company	123,056

3,556	Empire District Electric Company, (3)	101,133

4,058	IDACORP, INC	256,587

2,797	MGE Energy, Inc., (3)	124,383

1,918	NRG Yield Inc., Class A Shares, (3)	95,842

3,022	Otter Tail Power Corporation	93,682

6,426	PNM Resources Inc.	185,390

5,850	Portland General Electric Company, (3)	212,999

4,560	UIL Holdings Corporation	187,598

1,151	Unitil Corp.	40,101
	Total Electric Utilities	1,842,193

	Electrical Equipment – 1.0%

2,123	AZZ Inc.	99,271

27,314	Capstone Turbine Corporation, (2), (3)	27,314

1,722	Encore Wire Corporation	65,333

3,785	EnerSys	237,698

Nuveen Investments	75

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	October 31, 2014

Shares	Description (1)	Value

	Electrical Equipment (continued)

1,331	Enphase Energy Incorporated, (2)	$19,992

3,849	Franklin Electric Company, Inc., (3)	143,722

17,816	Fuelcell Energy Inc., (2), (3)	35,988

5,553	Generac Holdings Inc., (2), (3)	251,773

3,925	General Cable Corporation	55,617

1,418	Global Power Equipment Group Inc.	19,327

9,738	GrafTech International Ltd., (2), (3)	41,776

1,801	LSI Industries, Inc.	12,895

13,478	Plug Power Inc., (2), (3)	63,481

3,637	Polypore International Inc., (2), (3)	159,737

767	Powell Industries Inc.	34,922

362	Power Solutions International Inc., (2)	23,711

1,802	PowerSecure International, Inc., (2)	20,128

214	Preformed Line Products Company	12,196

2,471	Revolution Lighting Technologies Inc., (2), (3)	4,275

2,260	Thermon Group Holdings Inc., (2)	55,076

1,473	Vicor Corporation, (3)	20,048
	Total Electrical Equipment	1,404,280

	Electronic Equipment, Instruments & Components – 2.6%

1,184	Agilysys Inc., (3)	13,379

2,192	Anixter International Inc., (2)	186,693

1,197	Badger Meter Inc., (3)	68,133

3,517	Belden Inc.	250,375

4,349	Benchmark Electronics Inc., (2)	103,158

3,419	Checkpoint Systems Inc., (2)	45,336

7,006	Cognex Corporation	277,157

2,029	Coherent Inc., (2)	132,189

921	Control4 Corporation, (2), (3)	14,285

2,794	CTS Corporation	51,410

1,664	CUI Global Inc., (2)	13,612

3,044	Daktronics Inc.	40,516

1,369	DTS, Inc., (2)	40,769

1,565	Electro Rent Corporation	23,851

1,986	Electro Scientific Industries Inc.	14,101

2,833	Fabrinet, (2)	51,589

1,424	FARO Technologies, Inc., (2)	79,744

3,408	FEI Company	287,226

2,530	GSI Group, Inc., (2)	32,511

4,255	II VI Inc., (2)	57,400

76	Nuveen Investments

Shares	Description (1)	Value

	Electronic Equipment, Instruments & Components (continued)

3,301	Insight Enterprises Inc., (2)	$75,098

5,734	InvenSense Incorporated, (2), (3)	92,948

3,172	Itron Inc., (2)	123,486

3,743	Kemet Corporation, (2)	17,966

1,812	Littelfuse Inc.	176,742

2,432	Maxwell Technologies, Inc., (2)	28,357

2,693	Mercury Computer Systems Inc., (2)	37,648

205	Mesa Laboratories, Inc.	15,656

3,089	Methode Electronics, Inc.	121,645

1,222	MTS Systems Corporation	80,664

732	Multi Fineline Electronix, Inc., (2)	7,430

3,256	Newport Corporation, (2)	58,250

1,608	OSI Systems Inc., (2)	113,975

1,736	Park Electrochemical Corporation	44,789

777	PC Connection, Inc., (2)	18,531

2,737	Plexus Corporation, (2)	113,175

3,373	RealD Inc., (2)	38,182

2,356	Rofin Sinar Technologies Inc., (2)	52,751

1,422	Rogers Corporation, (2)	97,222

6,640	Sanmina-SCI Corporation, (2)	166,465

2,323	ScanSource, Inc., (2)	88,692

3,750	Speed Commerce Inc., (2)	11,138

2,200	SYNNEX Corporation	152,196

4,412	TTM Technologies, Inc., (2)	30,487

3,270	Universal Display Corporation, (2), (3)	102,286

417	Viasystems Group Inc., (2)	6,618

1,031	Vishay Precision Group Inc., (2)	17,517
	Total Electronic Equipment, Instruments & Components	3,673,348

	Energy Equipment & Services – 1.5%

452	Aspen Aerogels, Inc., (2), (3)	4,488

2,493	Basic Energy Services, Inc., (2)	32,160

2,871	Bristow Group Inc.	212,167

3,755	C&J Energy Services Inc., (2)	72,509

1,592	Carbo Ceramics Inc., (3)	82,259

2,957	CHC Group Limited, (2), (3)	19,871

672	Dawson Geophysical Company	11,417

1,677	ERA Group Incorporated, (2)	39,225

4,725	Exterran Holdings, Inc.	185,834

4,808	Forum Energy Technologies Incorporated, (2)	131,258

Nuveen Investments	77

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	October 31, 2014

Shares	Description (1)	Value

	Energy Equipment & Services (continued)

1,075	Geospace Technologies Corporation, (2)	$33,099

982	Glori Energy Inc., (2), (3)	5,234

1,204	Gulf Island Fabrication, Inc.	25,453

2,224	Gulfmark Offshore Inc.	67,076

8,514	Helix Energy Solutions Group, (2), (3)	226,813

13,291	Hercules Offshore Inc., (2), (3)	21,930

2,983	Hornbeck Offshore Services Inc., (2)	91,459

10,423	ION Geophysical Corporation, (2), (3)	29,184

10,596	Key Energy Services Inc., (2)	32,212

2,173	Matrix Service Company, (2)	54,455

19,162	McDermott International Inc., (2), (3)	73,582

1,069	Mitcham Industries, Inc., (2)	10,904

1,031	Natural Gas Services Group, (2)	26,528

6,845	Newpark Resources Inc., (2)	78,238

1,467	Nordic American Offshore Limited, (3)	23,472

5,944	North Atlantic Drilling Limited, (3)	36,793

1,188	Nuverra Environmental Solutions, (2), (3)	11,250

9,926	Parker Drilling Company, (2)	44,071

1,048	PHI Inc Non-Voting, (2)	46,888

5,181	Pioneer Energy Services Corporation, (2)	47,562

1,076	Profire Energy Inc., (2), (3)	3,992

987	RigNet, Inc., (2)	42,885

1,675	SeaCor Smit Inc., (2), (3)	138,104

2,517	Tesco Corporation	47,924

6,522	TETRA Technologies, (2)	62,155

16,750	Vantage Drilling Company, (2)	16,206

3,331	Willbros Group Inc., (2)	19,553
	Total Energy Equipment & Services	2,108,210

	Food & Staples Retailing – 0.9%

2,275	Andersons, Inc.	144,986

3,105	Casey’s General Stores, Inc.	254,206

1,489	Fairway Group Holdings Inc., (2), (3)	4,452

3,455	Fresh Market Inc., (2), (3)	126,833

986	Ingles Markets, Inc.	26,523

2,541	Liberator Medical Holdings Inc., (3)	7,318

738	Natural Grocers by Vitamin Cottage Incorporated, (2)	13,365

1,963	Pantry, Inc., (2)	50,587

1,509	PriceSmart, Inc.	134,346

3,167	Roundys Inc.	10,673

78	Nuveen Investments

Shares	Description (1)	Value

	Food & Staples Retailing (continued)

2,962	SpartanNash Co	$66,378

16,353	SUPERVALU INC.	141,126

1,378	The Chef’s Warehouse Inc., (2), (3)	24,625

4,003	United Natural Foods Inc., (2), (3)	272,284

527	Village Super Market, Inc.	14,624

917	Weis Markets Inc.	40,935
	Total Food & Staples Retailing	1,333,261

	Food Products – 1.5%

241	Alico Inc.	8,893

4,328	B&G Foods Inc., (3)	127,503

4,959	Boulder Brands Inc., (2)	44,036

1,019	Calavo Growers, Inc.	49,462

1,148	Cal-Maine Foods, Inc.	100,783

3,871	Chiquita Brands International Inc., (2)	55,859

13,157	Darling International Inc., (2)	231,563

7,540	Dean Foods Company, (3)	110,913

1,757	Diamond Foods Inc.	52,974

503	Farmer Brothers Company, (3)	14,667

2,913	Fresh Del Monte Produce Inc.	93,536

1,171	Inventure Group, (2)	15,504

1,155	J&K Snack Foods Corporation	119,000

681	John B Sanfillippo & Son, Inc.	25,299

1,493	Lancaster Colony Corporation, (3)	136,595

384	Lifeway Foods, Inc.	6,355

834	Limoneira Company, (3)	21,400

1,659	Omega Protein Corporation, (2)	23,973

3,546	Post Holdings Inc., (2), (3)	132,975

1,862	Sanderson Farms Inc., (3)	156,371

22	Seaboard Corproation	67,603

678	Seneca Foods Corporation, (2)	18,225

3,962	Snyders Lance Inc.	118,028

1,517	Tootsie Roll Industries Inc., (3)	44,979

3,269	Treehouse Foods Inc., (2)	278,421
	Total Food Products	2,054,917

	Gas Utilities – 1.0%

1,203	Chesapeake Utilities Corporation, (3)	58,261

2,783	Laclede Group Inc.	141,293

3,399	New Jersey Resources Corporation	198,774

2,083	Northwest Natural Gas Company, (3)	97,755

Nuveen Investments	79

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	October 31, 2014

Shares	Description (1)	Value

	Gas Utilities (continued)

4,192	One Gas Inc., (3)	$159,086

6,293	Piedmont Natural Gas Company, (3)	239,197

2,663	South Jersey Industries Inc.	156,158

3,752	Southwest Gas Corporation	217,954

4,186	WGL Holdings Inc.	196,742
	Total Gas Utilities	1,465,220

	Health Care Equipment & Supplies – 3.2%

1,841	Abaxis, Inc.	96,947

3,229	Abiomed, Inc., (2), (3)	105,879

6,177	Accuray, Inc., (2), (3)	39,100

947	Analogic Corporation	69,074

2,053	AngioDynamics, Inc., (2)	34,901

1,163	Anika Therapeutics, Inc., (2)	46,683

9,394	Antares Pharma Inc., (2), (3)	19,446

2,211	AtriCure, Inc., (2)	38,560

121	ATRION Corporation	39,931

2,732	Cantel Medical Corporation	115,837

2,231	Cardiovascular Systems, Inc., (2)	69,161

5,809	Cerus Corporation, (2), (3)	24,165

2,196	Conmed Corporation	92,210

2,289	CryoLife Inc.	23,485

2,164	Cyberonics, (2)	113,610

1,597	Cynosure, Inc., (2)	40,388

1,687	Derma Sciences Inc., (2)	15,352

6,038	DexCom, Inc., (2)	271,408

5,233	Endologix, Inc., (2), (3)	59,656

778	Exactech, Inc., (2)	16,571

3,357	Genmark Diagnostics Inc., (2), (3)	38,270

5,306	Globus Medical Inc, Class A, (2)	117,634

1,992	Greatbatch, Inc., (2)	99,978

3,949	Haemonetics Corporation, (2)	148,956

1,363	Heartware International Inc., (2)	105,115

1,001	ICU Medical, Inc., (2)	70,971

421	Inogen Inc., (2)	9,940

4,453	Insulet Corporation, (2), (3)	192,236

2,015	Integra Lifesciences Holdings Corporation, (2), (3)	102,987

2,668	Invacare Corporation	41,914

711	K2M Group Holdings Inc., (2)	11,447

1,341	LDR Holding Corporation, (2)	46,184

80	Nuveen Investments

Shares	Description (1)	Value

	Health Care Equipment & Supplies (continued)

3,903	Masimo Corporation, (2), (3)	$98,512

3,456	Meridian Bioscience, Inc., (3)	64,074

3,547	Merit Medical Systems, Inc., (2)	53,737

2,668	Natus Medical, Inc., (2)	90,712

2,990	Neogen Corporation, (2)	131,261

3,686	NuVasive, Inc., (2)	150,757

4,979	Nxstage Medical, Inc., (2)	75,482

462	Ocular Therapeutix, Inc., (2)	7,055

4,628	OraSure Technologies, Inc., (2)	41,421

1,487	Orthofix International NV, (2)	43,643

1,048	Oxford Immunotec Global PLC, (2)	16,181

1,170	PhotoMedex, Inc., (2), (3)	4,493

2,340	Quidel Corporation, (2), (3)	66,807

3,271	Rockwell Medical Technologies, Inc., (2), (3)	28,523

404	Roka Bioscience, Inc., (2), (3)	4,000

4,690	RTI Biologics Inc., (2)	23,872

3,362	Spectranetics Corporation, (2), (3)	106,811

3,062	STAAR Surgical Company, (2)	29,303

4,767	Steris Corporation	294,601

1,208	Surmodics Inc., (2)	26,153

3,107	Symmetry Medical, Inc., (2)	30,759

765	Tandem Diabetes Care Inc., (2), (3)	12,286

4,581	Thoratec Corporation, (2)	124,512

2,868	Tornier N.V, (2)	80,161

2,313	TransEnterix Inc., (2)	9,483

599	TriVascular Technologies Inc., (2), (3)	7,937

8,531	Unilife Corporation, (2), (3)	31,309

275	Utah Medical Products, Inc.	15,620

1,376	Vascular Solutions, Inc., (2)	40,468

419	Veracyte Inc., (2)	3,381

4,133	Volcano Corporation, (2)	41,826

5,764	West Pharmaceutical Services Inc.	295,405

4,026	Wright Medical Group, Inc., (2)	127,302

2,345	Zeltiq Aesthetics Inc, (2)	60,126
	Total Health Care Equipment & Supplies	4,555,969

	Health Care Providers & Services – 2.6%

3,446	Acadia Healthcare Company Inc., (2)	213,824

456	Addus HomeCare Corporation, (2)	9,061

453	Adeptus Health Inc., Class A Shares, (2)	15,031

Nuveen Investments	81

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	October 31, 2014

Shares	Description (1)	Value

	Health Care Providers & Services (continued)

3,159	Air Methods Corporation, (2), (3)	$149,200

416	Alliance Imaging Inc., (2)	10,038

688	Almost Family, Inc., (2)	20,255

2,204	Amedisys, Inc., (2)	57,524

3,837	AMN Healthcare Services Inc., (2)	65,805

3,411	AmSurg Corporation, (2)	184,228

2,038	Bio-Reference Laboratories, Inc., (2), (3)	61,222

5,519	Bioscrip, Inc., (2), (3)	35,653

2,130	BioTelemetry Inc., (2)	17,871

2,387	Capital Senior Living Corporation, (2)	53,708

1,415	Chemed Corporation	146,254

951	Corvel Corporation, (2)	32,733

2,261	Cross Country Healthcare, Inc., (2)	21,864

1,621	Ensign Group Inc.	62,765

2,799	ExamWorks Group Inc., (2)	108,545

3,572	Five Star Quality Care Inc., (2)	14,752

2,610	Gentiva Health Services, Inc., (2)	51,417

2,890	Hanger Orthopedic Group Inc., (2), (3)	69,158

841	HealthEquity, Inc., (2)	17,156

7,107	HealthSouth Corporation	286,625

2,535	Healthways Inc., (2)	39,293

1,398	IPC The Hospitalist Company, Inc., (2)	58,241

5,197	Kindred Healthcare Inc.	113,035

793	Landauer Inc.	28,381

1,005	LHC Group, Inc., (2)	24,472

2,093	Magellan Health Services, Inc., (2)	126,668

2,362	Molina Healthcare Inc., (2), (3)	114,888

1,038	MWI Veterinary Supply, Inc., (2)	176,102

896	National Healthcare Corporation	54,038

817	National Research Corporation	12,982

5,090	Owens and Minor Inc., (3)	169,599

2,475	Pharmerica Corporation, (2)	71,008

884	Providence Service Corporation, (2)	39,055

2,638	RadNet, Inc., (2)	24,533

6,352	Select Medical Corporation	91,596

1,653	Skilled Healthcare Group Inc., (2)	11,455

935	Surgical Care Affiliates Inc., (2)	28,686

5,666	Team Health Holdings Inc., (2)	354,352

1,974	Triple-S Management Corporation, Class B Shares, (2)	43,704

82	Nuveen Investments

Shares	Description (1)	Value

	Health Care Providers & Services (continued)

672	Trupanion Inc., (2)	$4,476

3,201	Universal American Corporation, (2)	29,833

1,005	US Physical Therapy, Inc.	43,366

3,539	Wellcare Health Plans Inc., (2)	240,192
	Total Health Care Providers & Services	3,604,644

	Health Care Technology – 0.6%

1,044	Castlight Health Inc., Class B, (2), (3)	13,060

924	Computer Programs and Systems, Inc.	58,194

1,678	Healthstream, Inc., (2)	51,951

7,071	HMS Holdings Corporation, (2), (3)	164,259

477	Imprivata Inc., (2)	7,436

4,920	MedAssets Inc., (2)	106,567

4,351	Medidata Solutions, Inc., (2)	196,274

5,441	Merge Healthcare Incorporated, (2)	14,963

2,862	Omnicell, Inc., (2)	92,471

4,020	Quality Systems Inc.	60,742

1,757	Vocera Communications Incorporated, (2)	18,185
	Total Health Care Technology	784,102

	Hotels, Restaurants & Leisure – 2.9%

7,984	Belmond Limited, Class A, (2)	91,497

106	Biglari Holdings Inc., (2)	37,011

1,910	BJ’s Restaurants, Inc., (2)	84,078

6,226	Bloomin Brands, (2)	117,734

1,992	Bob Evans Farms, (3)	97,309

6,255	Boyd Gaming Corporation, (2), (3)	72,245

1,632	Bravo Brio Restaurant Group, (2)	22,636

1,525	Buffalo Wild Wings, Inc., (2)	227,652

3,688	Caesars Acquisition Compnay, Class A, (2)	38,503

4,136	Caesar’s Entertainment Corporation, (2), (3)	50,418

2,925	Carrols Restaurant Group, Inc., (2)	22,552

1,519	CBRL Group Inc.	175,217

4,029	Cheesecake Factory Inc., (3)	185,092

1,084	Churchill Downs Inc.	110,546

1,352	Chuy’s Holdings Inc., (2)	40,438

1,721	ClubCorp Holdings Inc.	32,802

1,907	Del Friscos Restaurant Group, (2)	44,281

7,025	Denny’s Corporation, (2)	60,556

2,853	Diamond Resorts International Inc., (2)	74,064

1,378	DineEquity Inc., (3)	122,587

Nuveen Investments	83

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	October 31, 2014

Shares	Description (1)	Value

	Hotels, Restaurants & Leisure (continued)

499	Einstein Noah Restaurant Group	$10,105

660	El Pollo Loco Holdings, Inc., (2)	23,529

1,216	Empire Resorts, Inc., (2)	9,108

377	Famous Dave’s of America, Inc., (2)	9,828

2,161	Fiesta Restaurant Group, (2), (3)	119,179

557	Ignite Restaurant Group, Incorporated, (2)	3,838

3,282	Interval Leisure Group Inc.	69,053

2,320	Intl Speedway Corporation	72,686

1,495	Intrawest Resorts Holdings Inc., (2)	15,907

1,764	Isle of Capri Casinos, (2)	13,107

3,230	Jack in the Box Inc.	229,459

1,392	Jamba, Inc., (2)	18,583

5,256	Krispy Kreme Doughnuts Inc., (2), (3)	99,444

3,571	La Quinta Holdings Inc., (2)	72,884

3,297	Life Time Fitness Inc., (2), (3)	183,874

1,543	Marcus Corporation	26,432

2,286	Marriott Vacations World	158,740

715	Monarch Casino & Resort, Inc., (2)	11,633

2,220	Morgans Hotel Group Company, (2)	17,738

2,405	Multimedia Games, Inc., (2)	83,935

226	Nathan’s Famous, Inc., (2)	16,245

873	Noodles & Company, (2), (3)	19,931

2,469	Papa John’s International, Inc.	115,450

470	Papa Murphy’s Holdings Inc., (2), (3)	4,371

6,340	Penn National Gaming, Inc., (2), (3)	82,991

4,866	Pinnacle Entertainment Inc., (2)	124,716

1,908	Popeye’s Louisiana Kitchen Inc., (2)	88,436

1,205	Potbelly Corporation, (2), (3)	15,376

1,180	Red Robin Gourmet Burgers, Inc., (2)	64,865

5,078	Ruby Tuesday, Inc., (2)	38,999

2,986	Ruth’s Chris Steak House, Inc.	36,340

3,978	Scientific Games Corporation, (2), (3)	46,821

4,384	Sonic Corporation	110,521

969	Speedway Motorsports Inc.	18,963

4,826	Texas Roadhouse, Inc.	139,327

2,915	Vail Resorts, Inc.	251,739

470	Zoe’s Kitchen Inc., (2), (3)	17,136
	Total Hotels, Restaurants & Leisure	4,148,507

84	Nuveen Investments

Shares	Description (1)	Value

	Household Durables – 1.1%

2,090	Beazer Homes USA, Inc., (2)	$37,474

714	Cavco Industries, Inc., (2)	52,029

706	CSS Industries Inc.	20,163

2,068	Ethan Allen Interiors Inc., (3)	58,524

409	Flexsteel Industries, Inc.	14,033

2,348	Helen of Troy Limited, (2)	145,224

9,431	Hovnanian Enterprises Inc., (2), (3)	35,461

712	Installed Building Products Inc., (2)	10,331

2,356	Irobot Corporation, (2), (3)	84,156

6,963	KB Home, (3)	109,598

4,363	La Z Boy Inc.	99,738

1,153	LGI Homes Inc., (2)	22,391

1,749	Libbey Inc.	50,284

852	Lifetime Brands, Inc.	14,578

2,014	M/I Homes, Inc., (2), (3)	43,382

3,150	MDC Holdings Inc., (3)	76,923

3,013	Meritage Corporation, (2)	110,848

412	Nacco Industries Inc.	24,131

748	New Home Company Inc., (2)	11,347

3,843	Ryland Group Inc.	137,618

1,502	Skullcandy Inc., (2)	12,527

11,677	Standard Pacific Corporation, (2), (3)	86,410

1,208	The Dixie Group, Inc., (2)	9,519

11,806	Tri Pointe Homes, Incorporated, (2)	161,624

566	Turtle Beach Corporation, (2)	3,271

645	UCP Inc., Class A, (2)	8,830

1,249	Univeral Electronics Inc., (2)	71,056

568	WCI Communities Inc., (2)	10,656

1,415	William Lyon Homes Inc, Class A Shares, (2)	33,479
	Total Household Durables	1,555,605

	Household Products – 0.2%

3,488	Central Garden & Pet Company, (2)	29,962

6,708	Harbinger Group Inc., (2)	88,143

402	Oil Dri Corporation	12,132

463	Orchids Paper Products Company	13,316

1,208	WD 40 Company	92,617
	Total Household Products	236,170

	Independent Power & Renewable Electricity Producers – 0.4%

2,298	Abengoa Yield PLC	74,685

Nuveen Investments	85

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	October 31, 2014

Shares	Description (1)	Value

	Independent Power & Renewable Electricity Producers (continued)

9,986	Atlantic Power Corporation, (3)	$22,169

9,884	Dynegy Inc., (2)	301,462

1,473	Ormat Technologies Inc.	42,643

3,183	Pattern Energy Group Inc.	91,607

1,120	TerraForm Power, Inc.	31,875
	Total Independent Power & Renewable Electricity Producers	564,441

	Industrial Conglomerates – 0.1%

3,030	Raven Industries, Inc.	76,811

	Insurance – 2.6%

3,631	Ambac Financial Group, Inc., (2)	83,077

5,997	American Equity Investment Life Holding Company, (3)	154,783

1,532	Amerisafe, Inc.	63,884

2,424	Amtrust Financial Services, Inc., (3)	108,765

2,112	Argo Group International Holdings Inc.	117,850

928	Atlas Financial Holdings Inc., (2)	13,762

770	Baldwin & Lyons, Class B	20,728

3,620	Citizens Inc., (2)	26,390

17,574	CNO Financial Group Inc.	318,617

2,188	Crawford & Co	22,274

618	Donegal Group, Inc., B	9,777

1,429	eHealth, Inc., (2)	35,654

376	EMC Insurance Group Inc.	12,047

2,580	Employers Holdings, Inc.	52,606

689	Enstar Group, Limited, (2)	102,020

740	FBL Financial Group Inc.	36,689

1,111	Federated National Holding Company	37,174

952	Fidelity & Guaranty Life	22,610

8,619	First American Corporation, (3)	261,328

727	Global Indemnity PLC, (2)	21,068

2,280	Greenlight Capital Re, Ltd, (2)	73,986

1,184	Hallmark Financial Services, Inc., (2)	13,805

728	HCI Group Inc.	37,012

5,539	Hilltop Holdings Inc., (2)	122,024

3,308	Horace Mann Educators Corporation	100,596

657	Independence Holding Company	9,297

961	Infinity Property and Casualty Corporation	70,163

329	Kansas City Life Insurance Company	16,328

3,748	Kemper Corporation	138,114

4,153	Maiden Holdings, Ltd	49,628

86	Nuveen Investments

Shares	Description (1)	Value

	Insurance (continued)

4,157	Meadowbrook Insurance Group, Inc.	$26,480

3,159	Montpelier Re Holdings Limited, (3)	104,689

2,863	National General Holdings Corporation	53,681

554	National Interstate Corporation	15,756

182	National Western Life Insurance Company, (3)	49,322

863	Navigators Group, Inc., (2)	58,762

1,881	OneBeacon Insurance Group Limited, Class A	29,964

484	Phoenix Companies Inc.	28,730

1,456	Platinum Underwriters Holdings Limited	91,189

4,407	Primerica Inc.	225,418

3,468	RLI Corporation, (3)	171,978

1,074	Safety Insurance Group, Inc.	66,996

4,627	Selective Insurance Group Inc.	119,469

1,245	State Auto Financial Corporation	26,058

1,775	Stewart Information Services Corporation	62,693

6,080	Symetra Financial Corporation	144,096

4,580	Third Point Reinsurance Limited, (2)	70,074

1,714	United Fire Group Inc.	55,671

1,342	United Insurance Holdings Corporation	26,303

2,515	Universal Insurance Holdings Inc.	44,013
	Total Insurance	3,623,398

	Internet & Catalog Retail – 0.5%

2,149	1-800-Flowers, (2)	17,256

1,033	Blue Nile Inc., (2)	36,672

974	Coupons.com Inc., (2)	13,558

3,273	EVINE Live Inc., (2)	18,525

1,541	FTD Companies Inc., (2)	54,212

1,210	Gaiam Inc.	9,160

2,678	Hosting Site Network, Inc.	176,935

1,329	Lands’ End Inc, (2), (3)	63,088

2,385	Nutri System Inc.	40,163

4,162	Orbitz Worldwide Inc., (2)	34,420

932	Overstock.com, Inc., (2)	21,548

1,675	PetMed Express, Inc., (3)	22,127

2,484	RetailMeNot Inc., (2)	52,313

3,100	Shutterfly, Inc., (2), (3)	129,673
	Total Internet & Catalog Retail	689,650

	Internet Software & Services – 2.6%

3,168	Actua Corporation, (2)	59,558

Nuveen Investments	87

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	October 31, 2014

Shares	Description (1)	Value

	Internet Software & Services (continued)

768	Aerohive Networks Inc., (2)	$3,840

719	Amber Road Inc., (2)	9,599

3,520	Angie’s List, (2), (3)	24,534

5,408	Bankrate Inc., (2)	58,731

4,218	Bazaarvoice Inc., (2), (3)	31,424

422	BenefitFocus Inc., (2), (3)	11,694

3,416	Blucora Inc., (2)	57,901

481	Borderfree Inc., (2)	5,272

2,344	Brightcove Inc., (2)	15,025

1,428	Carbonite Inc., (2)	15,622

547	CareCom Inc., (2)	4,540

1,670	ChannelAdvisor Corporation, (2)	23,196

2,721	Cimpress NV, (2), (3)	181,926

2,796	ComScore Inc., (2)	117,823

2,560	Constant Contact Inc., (2)	90,522

5,405	Conversant Inc., (2)	190,526

4,288	Cornerstone OnDemand Inc., (2), (3)	155,526

1,447	Cvent Inc., (2), (3)	37,535

4,322	DealerTrack Technologies Inc., (2)	203,350

603	Demand Media Inc., (2), (3)	4,245

2,424	Demandware Incorporated, (2), (3)	145,319

3,384	Dice Holdings Inc., (2)	33,738

2,634	Digital River, Inc., (2)	67,351

1,871	E2open Inc., (2), (3)	10,927

8,588	Earthlink Holdings Corporation	30,745

2,432	Endurance International Group Holdings Inc., (2), (3)	40,420

2,747	Envestnet Inc., (2)	122,022

610	Everyday Health Inc., (2)	8,339

984	Five9, Inc., (2), (3)	4,330

3,077	Global Eagle Acquisition Corporation, (2), (3)	37,632

4,507	Gogo Inc., (2), (3)	74,861

720	GrubHub Inc., (2)	26,179

1,137	GTT Communications Inc., (2)	14,758

4,466	Internap Network Services Corporation, (2)	35,773

3,200	Intralinks Holdings INc., (2)	27,648

3,828	J2 Global Inc., (3)	207,057

4,452	Limelight Networks Inc., (2)	10,863

2,072	Liquidity Services, Inc., (2)	26,480

4,590	Liveperson, Inc., (2)	66,096

88	Nuveen Investments

Shares	Description (1)	Value

	Internet Software & Services (continued)

1,959	LogMeIn Inc., (2)	$94,130

2,650	Marchex, Inc.	10,150

2,124	Marin Software Inc., (2)	19,010

2,068	Marketo Inc., (2), (3)	66,734

6,081	Millennial Media Incorporated, (2), (3)	12,466

7,343	Monster Worldwide Inc., (2)	28,344

3,184	Move, Inc., (2)	66,705

5,406	NIC, Incorporated	99,633

626	OPOWER Inc., (2), (3)	11,368

2,792	Perficient, Inc., (2)	46,291

797	Q2 Holdings Inc., (2)	12,027

2,613	QuinStreet, Inc., (2)	10,583

1,871	RealNetworks Inc., (2)	12,910

600	Reis, Inc.	14,040

603	Rightside Group, Limited, (2)	5,710

1,480	Rocket Fuel Inc., (2), (3)	23,118

2,127	SciQuest Inc., (2)	31,714

1,227	Shutterstock Incorporated, (2)	95,412

1,332	SPS Commerce Inc., (2)	77,656

1,089	Stamps.com Inc., (2)	40,184

1,338	TechTarget Inc., (2)	12,765

1,503	Textura Corporation, (2), (3)	40,040

662	Travelzoo Inc., (2)	8,666

2,861	Tremor Video Inc., (2)	6,723

628	TrueCar Inc., (2), (3)	10,550

2,978	Trulia Inc., (2), (3)	138,924

8,237	Unwired Planet Inc,, (2), (3)	12,767

4,177	Web.com, Inc., (2)	85,754

3,126	WebMD Health Corporation, Class A, (2)	133,418

1,118	Wix.com Limited, (2), (3)	18,995

2,232	XO Group, Incorporated, (2)	28,413

2,494	Xoom Corporation, (2)	37,659

1,462	YuMe Inc., (2), (3)	7,295

5,157	Zix Corporation, (2)	17,018
	Total Internet Software & Services	3,630,099

	IT Services – 2.4%

6,160	Acxiom Corporation, (2)	116,054

4,245	Blackhawk Network Holdings Inc., (2), (3)	146,707

1,896	CACI International Inc., (2)	156,022

Nuveen Investments	89

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	October 31, 2014

Shares	Description (1)	Value

	IT Services (continued)

3,589	Cardtronics Inc., (2)	$137,782

858	Cass Information Systems, Inc., (3)	40,789

6,217	Ciber, Inc., (2), (3)	20,330

1,291	Computer Task Group, Inc.	11,361

8,185	Convergys Corporation	165,091

2,823	CSG Systems International Inc.	74,838

1,594	Datalink Corporation, (2)	20,164

2,872	EPAM Systems Inc., (2), (3)	137,109

4,153	Euronet Worldwide, Inc., (2)	222,892

5,298	Evertec Inc.	120,265

2,720	Exlservice Holdings, Inc., (2)	76,133

880	Forrester Research, Inc.	35,446

5,519	Global Cash Access Holdings, Inc., (2)	40,234

2,007	Hackett Group, Inc.	14,069

2,891	Heartland Payment Systems Inc., (3)	149,320

2,614	Higher One Holdings Inc., (2)	6,718

2,902	IGATE Corporation	107,519

2,635	Information Services Group Inc., (2)	11,146

4,853	Lionbridge Technologies, Inc., (2)	23,440

632	Luxoft Holding Inc., (2)	25,274

1,987	ManTech International Corporation, Class A	55,954

5,460	Maximus Inc.	264,592

3,082	ModusLink Global Solutions Inc., (2), (3)	10,787

2,354	Moneygram International Inc., (2)	20,244

4,519	NeuStar, Inc., (2), (3)	119,347

2,403	PRG-Schultz International Inc., (2)	12,712

9,196	Sapient Corporation, (2)	159,275

3,390	Science Applications International Corporation	165,805

5,090	ServiceSource International Inc., (2), (3)	19,444

3,272	Sykes Enterprises Inc., (2)	70,479

1,251	Syntel Inc.	108,349

1,415	TeleTech Holdings, Inc., (2)	36,521

4,113	Unisys Corporation, (2)	105,457

2,098	Virtusa Corporation, (2)	85,976

3,126	WEX Inc., (2)	354,989
	Total IT Services	3,448,634

	Leisure Equipment & Products – 0.5%

1,099	Arctic Cat, Inc.	36,992

1,752	Black Diamond Group Inc., (2), (3)	13,596

90	Nuveen Investments

Shares	Description (1)	Value

	Leisure Equipment & Products (continued)

7,461	Brunswick Corporation	$349,175

5,924	Callaway Golf Company	46,444

799	Escalade, Inc.	9,141

1,601	JAKKS Pacific Inc., (3)	10,214

413	Johnson Outdoors, Inc.	12,411

5,311	LeapFrog Enterprises Inc., (2)	28,255

682	Malibu Boats Inc., Class A, (2)	12,726

877	Marine Products Corporation	7,402

2,586	Nautilus Group, Inc., (2)	34,601

4,433	Smith & Wesson Holding Corporation, (2), (3)	45,039

1,564	Sturm, Ruger, & Company, (3)	65,188
	Total Leisure Equipment & Products	671,184

	Life Sciences Tools & Services – 0.5%

1,832	Accelerate Diagnostics Inc., (2)	39,791

5,925	Affymetrix, Inc., (2), (3)	53,384

1,939	Albany Molecular Research Inc., (2), (3)	45,101

2,503	Cambrex Corporation, (2)	52,763

2,757	Enzo Biochem Inc., (2)	14,392

2,264	Fluidigm Corporation, (2), (3)	65,656

3,113	Luminex Corporation, (2)	59,147

810	NanoString Technologies, Inc., (2)	8,627

4,640	Pacific Biosciences of California Inc., (2)	30,438

4,588	Parexel International Corporation, (2)	249,174

9,597	Sequenom, Inc., (2), (3)	31,382
	Total Life Sciences Tools & Services	649,855

	Machinery – 3.2%

3,340	Accuride Corporation, (2)	16,099

5,729	Actuant Corporation, (3)	181,552

589	Alamo Group Inc.	25,233

2,330	Albany International Corporation, Class A	88,027

2,251	Altra Industrial Motion, Inc., (3)	70,952

788	American Railcar Industries	51,858

247	ARC Group Worldwide Inc., (2), (3)	3,369

1,523	Astec Industries Inc., (3)	57,737

4,373	Barnes Group Inc.	159,877

4,102	Blount International Inc., (2)	62,802

3,770	Briggs & Stratton Corporation	76,192

2,457	Chart Industries, Inc., (2)	114,373

1,464	CIRCOR International Inc.	110,020

Nuveen Investments	91

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	October 31, 2014

Shares	Description (1)	Value

	Machinery (continued)

4,067	CLARCOR, Inc.	$272,326

1,625	Columbus McKinnon Corporation NY	46,231

1,998	Commercial Vehicle Group Inc., (2)	13,087

1,853	Douglas Dynamics Inc.	38,413

1,141	Dynamic Material Corporation	20,778

3,105	Energy Recovery, Inc., (2), (3)	14,221

1,741	EnPro Industries Inc., (2), (3)	112,347

2,204	ESCO Technologies Inc.	83,796

800	ExOne Company, (2), (3)	19,656

5,204	Federal Signal Corporation	73,897

1,003	Freightcar America Inc.	33,069

1,721	Global Brass & Copper Holdings Inc.	24,094

1,571	Gorman-Rupp Company, (3)	49,864

834	Graham Corporation	27,939

2,225	Greenbrier Companies Inc., (3)	139,152

6,514	Harsco Corporation	141,224

4,580	Hillenbrand Inc., (3)	152,468

538	Hurco Companies, Inc.	20,729

828	Hyster-Yale Materials Handling Inc.	64,990

2,411	John Bean Technologies Corporation	72,258

933	Kadant Inc.	38,570

848	LB Foster Company	45,868

1,038	Lindsay Manufacturing Company, (3)	91,033

1,420	Lydall Inc., (2)	43,921

1,147	Manitex International, Inc., (2)	13,110

8,121	Meritor Inc., (2)	93,310

936	Midwest Air Group Inc.	18,505

4,573	Mueller Industries Inc.	148,440

13,157	Mueller Water Products Inc.	129,860

1,425	NN, Incorporated	35,625

230	OmegaFlex, Inc., (2)	6,123

1,826	Proto Labs Incorporated, (2), (3)	119,366

1,917	RBC Bearings Inc., (2)	116,458

6,061	Rexnord Corporation, (2)	179,103

1,058	Standex International Corporation	91,253

1,788	Sun Hydraulics Corporation	71,180

1,533	Tennant Company	113,028

3,553	Titan International Inc., (3)	37,520

3,649	TriMas Corporation, (2)	115,527

92	Nuveen Investments

Shares	Description (1)	Value

	Machinery (continued)

693	Twin Disc, Inc.	$18,032

5,706	Wabash National Corporation, (2), (3)	58,772

2,298	Watts Water Technologies, Inc.	139,328

5,349	Woodward Governor Company	273,922

910	Xerium Technologies, (2)	13,577
	Total Machinery	4,450,061

	Marine – 0.2%

3,969	Baltic Trading Limited, (3)	14,884

466	International Shipholding Corp.	9,339

2,707	Knightsbridge Tankers Limited	23,767

3,557	Matson Incorporated	101,339

6,401	Navios Maritime Holdings Inc.	37,702

3,139	Safe Bulkers Inc.	16,762

10,981	Scorpio Bulkers Inc., (2)	53,697

1,781	Ultrapetrol Limited, (2)	5,361
	Total Marine	262,851

	Media – 1.3%

1,575	A.H. Belo Corporation, Class A Shares	18,128

1,751	AMC Entertainment Holdings Inc.	44,475

1,921	Carmike Cinemas, Inc., (2)	61,568

5,684	Central European Media Enterprises Limited, (2), (3)	13,812

6,173	Cinedigm Corporation, Class A Shares, (2)	9,568

2,888	Crown Media Holdings, Inc., (2)	10,079

11,644	Cumulus Media, Inc., (2)	44,946

77	Daily Journal Corporation, (2)	14,064

1,200	Dex Media Inc., (2), (3)	9,348

2,605	E.W. Scripps Company, Class A, (3)	50,016

1,993	Entercom Communications Corporation, (2)	20,488

4,596	Entravision Communications Corporation	23,715

1,579	Eros International PLC, (2), (3)	29,148

1,338	Global Sources, Limited, (2), (3)	9,808

3,992	Gray Television Inc.	36,886

3,582	Harte-Hanks Inc.	23,319

717	Hemisphere Media Group Inc., (2)	9,178

3,676	Journal Communications Inc.	36,062

4,324	Lee Enterprises Inc., (2)	16,129

1,056	Loral Space & Communications, Inc., (2)	80,784

2,421	Martha Stewart Living Omnimedia Inc., (2)	10,483

5,065	McClatchy Company	18,031

Nuveen Investments	93

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	October 31, 2014

Shares	Description (1)	Value

	Media (continued)

3,309	MDC Partners, Inc.	$68,496

4,388	Media General Inc.	65,557

2,898	Meredith Corporation, (3)	151,102

4,741	National CineMedia, Inc.	75,382

2,936	New Media Investment Group Inc.	55,960

10,751	New York Times, Class A, (3)	138,043

2,447	Nexstar Broadcasting Group, Inc., (3)	110,409

1,865	Radio One Inc., (2)	4,644

867	ReachLocal Inc., (2)	3,928

1,453	Reading International Inc., A, (2)	14,486

801	Rentrak Corporation, (2)	61,573

291	Saga Comunications Inc Class A Shares	11,669

866	Salem Communications Corporation	6,677

2,203	Scholastic Corporation, (3)	76,686

3,564	SFX Entertainment Inc., (2), (3)	18,319

5,539	Sinclair Broadcast Group, Series A, (3)	160,908

1,774	Sizmek Inc., (2)	10,165

717	T2 Biosystems, Inc., (2)	9,041

8,895	Time Inc.	200,938

2,392	World Wrestling Entertainment Inc., (3)	29,541
	Total Media	1,863,559

	Metals & Mining – 1.2%

14,238	AK Steel Holding Corporation, (3)	107,782

8,658	Allied Nevada Gold Corporation, (2), (3)	12,035

1,459	AM Castle & Company, (3)	10,724

705	Ampco-Pittsburgh Corporation	15,362

4,137	Century Aluminum Company, (2)	121,131

8,457	Coeur d’Alene Mines Corporation, (2)	31,291

9,741	Commercial Metals Company	168,422

5,150	Globe Specialty Metals Inc.	96,872

2,764	Gold Resource Corp.	10,752

455	Handy & Harman Limited, (2)	16,066

1,027	Haynes International Inc.	47,745

27,737	Hecla Mining Company, (3)	60,467

4,192	Horsehead Holding Corp., (2), (3)	65,856

1,462	Kaiser Aluminum Corporation	101,682

1,712	Materion Corporation	67,538

14,685	Molycorp Inc., (2), (3)	20,265

3,577	Noranda Aluminum Holdings Corporation	15,775

94	Nuveen Investments

Shares	Description (1)	Value

	Metals & Mining (continued)

755	Olympic Steel Inc., (3)	$15,191

2,477	RTI International Metals, Inc., (2)	58,333

885	Ryerson Holding Corporation, (2)	11,310

2,144	Schnitzer Steel Industries, Inc., (3)	50,491

9,663	Stillwater Mining Company, (2)	126,875

5,629	SunCoke Energy Inc.	134,533

577	Universal Stainless & Alloy Products, Inc., (2), (3)	14,835

4,337	US Silica Holdings Inc., (3)	194,731

5,214	Walter Industries Inc., (3)	12,566

4,151	Worthington Industries, Inc.	160,436
	Total Metals & Mining	1,749,066

	Multiline Retail – 0.2%

1,126	Bon-Ton Stores, Inc., (3)	9,920

2,311	Burlington Store Inc., (2)	96,923

3,060	Freds Inc.	48,042

3,569	Tuesday Morning Corporation, (2), (3)	72,772
	Total Multiline Retail	227,657

	Multi-Utilities – 0.4%

4,853	Avista Corporation, (3)	172,039

3,601	Black Hills Corporation	197,083

2,928	Northwestern Corporation	154,716
	Total Multi-Utilities	523,838

	Oil, Gas & Consumable Fuels – 3.1%

7,448	Abraxas Petroleum Corporation, (2)	30,760

176	Adams Resources and Energy, Incorporated	7,401

1,940	Alon USA Energy, Inc.	31,118

17,804	Alpha Natural Resources Inc., (2), (3)	34,896

2,454	American Eagle Energy Corporation, (2)	4,270

2,185	Amyris Inc., (2), (3)	6,599

762	Apco Oil and Gas International Inc.	10,919

3,176	Approach Resources Inc., (2), (3)	31,442

17,688	Arch Coal Inc., (3)	38,206

1,456	Ardmore Shipping Corporation	14,749

4,064	Bill Barrett Corporation, (2)	61,773

2,647	Bonanza Creek Energy Inc., (2)	119,750

9,818	BPZ Resources, Inc., (2), (3)	12,174

4,446	Callon Petroleum Company Del, (2)	29,166

3,669	Carrizo Oil & Gas, Inc., (2)	190,568

490	Clayton Williams Energy, (2)	40,739

Nuveen Investments	95

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	October 31, 2014

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels (continued)

5,677	Clean Energy Fuels Corporation, (2), (3)	$41,499

5,070	Cloud Peak Energy Inc., (2)	60,688

3,859	Comstock Resources Inc., (3)	45,691

1,405	Contango Oil & Gas Company, (2)	51,381

4,788	Delek US Holdings Inc.	162,265

7,440	DHT Maritime Inc.	49,550

3,375	Diamondback Energy, (2)	230,985

590	Dorian LPG Limited, (2)	8,455

2,437	Eclipse Resources Corporation, (2), (3)	31,949

4,721	Emerald Oil Inc., (2)	15,013

7,562	Energy XXI Limited Bermuda, (3)	58,152

1,412	Evolution Petroleum Corporation	13,358

12,249	Exco Resources Inc., (3)	37,359

9,942	Forest Oil Corporation, (2)	8,053

5,349	Frontline Limited, (3)	7,542

4,451	FX Energy, Inc., (2), (3)	13,353

3,397	GasLog Limited, (3)	70,726

5,644	Gastar Exploration Inc., (2), (3)	22,576

2,807	Goodrich Petroleum Corporation, (2), (3)	23,130

3,018	Green Plains Renewable Energy, Inc.	103,216

21,035	Halcon Resources Corporation, (2), (3)	65,419

672	Hallador Energy Company	8,064

3,396	Harvest Natural Resources Inc., (2)	12,633

77	Isramco, Inc., (2)	10,087

928	Jones Energy Inc, Class A, (2)	11,470

21,499	Kodiak Oil & Gas Corporation, (2)	231,974

16,033	Magnum Hunter Resources Corporation, (2), (3)	74,393

5,914	Matador Resources Company, (2)	143,533

2,997	Midstates Petroleum Company Incorporated, (2), (3)	8,901

2,543	Miller Energy Resources Inc., (2), (3)	8,850

6,632	Navios Maritime Acquisition Corporation, (3)	21,023

7,411	Nordic American Tanker Shipping Ltd, (3)	62,623

4,925	Northern Oil and Gas Inc., (2), (3)	55,653

1,926	Pacific Ethanol, Inc., (2)	27,176

1,160	Panhandle Oil and Gas Inc.	23,850

4,033	Parsley Energy Inc. Class A Shares, (2)	68,440

2,888	PDC Energy Inc., (2), (3)	126,263

5,292	Penn Virginia Corporation, (3)	45,352

4,753	Petroquest Energy Inc., (2)	22,339

96	Nuveen Investments

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels (continued)

10,383	Quicksilver Resources Inc., (2), (3)	$5,675

2,786	Renewable Energy Group Inc., (2)	29,337

6,286	Resolute Energy Corporation, (2), (3)	21,875

3,768	Rex Energy Inc., (2), (3)	29,541

507	Rex Stores Corporation, (2)	36,889

1,503	Ring Energy Inc., (2)	25,852

4,956	Rosetta Resources, Inc., (2)	188,477

1,767	RSP Permian Inc., (2)	43,238

4,104	Sanchez Energy Corporation, (2)	70,055

13,872	Scorpio Tankers Inc., (3)	121,103

3,437	SemGroup Corporation, A Shares	263,790

4,663	Ship Financial International Limited	80,157

6,129	Solazyme Inc., (2), (3)	47,009

4,602	Stone Energy Corporation, (2)	112,749

3,613	Swift Energy Company, (2), (3)	24,749

5,371	Synergy Resources Corporation, (2)	65,472

5,186	Teekay Tankers Limited, Class A Shares, (3)	21,989

1,826	TransAtlantic Petroleum Limited, (2), (3)	15,065

6,102	Triangle Petroleum Corporation, (2), (3)	47,291

4,020	Vaalco Energy Inc., (2)	29,828

951	Vertex Energy Inc., (2)	6,010

2,888	W&T Offshore Inc.	26,252

6,073	Warren Resources Inc., (2)	21,013

4,292	Western Refining Inc.	195,672

1,208	Westmoreland Coal Company, (2)	44,177
	Total Oil, Gas & Consumable Fuels	4,320,779

	Paper & Forest Products – 0.8%

3,178	Boise Cascade Company, (2)	114,599

1,648	Clearwater Paper Corporation, (2)	106,049

928	Deltic Timber Corporation, (3)	60,404

3,577	Glatfelter	90,248

6,806	KapStone Paper and Packaging Corp., (2)	209,353

11,385	Louisiana-Pacific Corporation, (2)	166,221

1,332	Neenah Paper, Inc.	81,265

5,261	Resolute Forest Products, (2), (3)	97,644

2,457	Schweitzer-Mauduit International Inc.	105,798

3,404	Wausau Paper Corp.	33,666
	Total Paper & Forest Products	1,065,247

Nuveen Investments	97

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	October 31, 2014

Shares	Description (1)	Value

	Personal Products – 0.2%

1,823	Elizabeth Arden, Inc., (2)	$29,897

1,680	Female Health Company, (3)	7,678

2,320	IGI Laboratories Inc., (2)	22,759

1,367	Inter Parfums, Inc.	38,823

1,059	Medifast, Inc., (2), (3)	33,613

909	Nature’s Sunshine Products	13,544

713	Nutraceutical International Corporation, (2)	16,028

945	Revlon Inc., (2)	32,414

1,442	Synutra International Inc., (2), (3)	9,128

500	USANA Health Sciences, Inc., (2), (3)	56,990
	Total Personal Products	260,874

	Pharmaceuticals – 1.9%

1,945	AcelRx Pharmaceuticals Inc., (2), (3)	12,895

556	Achaogen Inc., (2)	5,905

848	Aerie Pharmaceuticals Inc., (2)	21,387

5,024	Akorn, Inc., (2), (3)	223,819

2,116	Alimera Sciences, Inc., (2)	12,061

743	Amphastar Pharmaceuticals, Inc., (2)	7,534

3,216	Ampio Pharmaceuticals Inc., (2), (3)	12,478

555	ANI Pharmaceuticals Inc., (2)	18,848

2,309	Aratana Therpaeutics Inc., (2)	25,861

4,109	Auxilium Pharmaceuticals, Inc., (2), (3)	132,187

15,505	Avanir Pharmaceuticals, (2)	200,635

3,376	Biodelivery Sciences, Inc., (2), (3)	58,742

5,920	Bio-Path Holdings Inc., (2), (3)	17,286

3,932	Catalent, Inc., (2)	102,350

1,647	Cempra Inc., (2)	22,399

4,436	Corcept Therapeutics, Inc., (2), (3)	14,417

4,708	DepoMed, Inc., (2)	72,503

279	Egalet Corporation, (2)	2,095

2,909	Endocyte Inc., (2), (3)	17,410

5,250	Horizon Pharma Inc., (2), (3)	67,935

5,706	Impax Laboratories Inc., (2)	165,303

471	Intersect ENT, Inc., (2)	8,944

1,379	Intra-Cellular Therapies Inc., (2)	21,375

2,075	Lannett Company Inc., (2)	117,694

5,272	Medicines Company, (2)	133,487

10,392	Nektar Therapautics, (2), (3)	143,306

2,814	Omeros Corporation, (2), (3)	46,628

98	Nuveen Investments

Shares	Description (1)	Value

	Pharmaceuticals (continued)

2,876	Pacira Pharmaceuticals, Inc., (2), (3)	$266,950

3,069	Pain Therapeutics, Inc., (2), (3)	5,340

2,683	Pernix Therapeutics Holdings, Incorporated, (2)	26,159

1,182	Phibro Animal Health Corporation, Class A Shares	30,637

2,249	Pozen Inc., (2)	20,398

4,180	Prestige Brands Holdings Inc., (2)	148,056

1,364	Relypsa Inc., (2)	28,057

1,913	Repros Therapeutics, Inc., (2)	12,128

693	Revance Therapeutics Inc., (2)	13,971

1,568	Sagent Pharmaceuticals Inc., (2)	49,612

4,149	SciClone Pharmaceuticals, Inc., (2)	31,698

1,142	Sucampo Pharmaceuticals, Inc., (2)	9,844

2,363	Supernus Pharmaceuticals Incorporated, (2)	18,975

2,098	Tetraphase Pharmaceuticals Inc., (2)	50,142

8,684	TherapeuticsMD, (2), (3)	38,557

1,897	Theravance Biopharma Inc., (2)	34,715

6,644	Theravance Inc., (3)	106,437

7,252	Vivus, Inc., (2), (3)	24,584

4,544	Xenoport, Inc., (2)	30,808

9,910	Zogenix Inc., (2)	12,586

549	ZS Pharma, Inc., (2)	20,653
	Total Pharmaceuticals	2,665,791

	Professional Services – 1.4%

4,099	Acacia Research, (3)	73,782

587	Barrett Business Services, Inc.	13,800

3,170	CBIZ Inc., (2)	29,259

1,176	CDI Corporation	20,215

2,727	Corporate Executive Board Company	200,980

1,416	Corporate Resource Services Inc., (2)	1,728

848	CRA International, Inc., (2)	25,440

1,099	Exponent, Inc.	87,722

758	Franklin Covey Company, (2)	14,864

3,360	FTI Consulting Inc., (2), (3)	135,677

1,023	GP Strategies Corporation, (2)	33,923

1,505	Heidrick & Struggles International, Inc.	31,334

1,944	Hill International, Inc., (2)	7,543

1,900	Huron Consulting Group, Inc., (2)	132,259

1,644	ICF International, Inc., (2)	59,743

1,871	Insperity Inc.	59,049

Nuveen Investments	99

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	October 31, 2014

Shares	Description (1)	Value

	Professional Services (continued)

2,245	Kelly Services, Inc.	$39,579

2,256	KForce Inc.	52,226

4,057	Korn Ferry International, (2)	113,312

1,325	Mistras Group Inc., (2)	21,849

3,964	Navigant Consulting Inc., (2)	61,006

4,382	On Assignment, Inc., (2)	127,516

675	Paylocity Holding Corporation, (2)	16,538

13,497	Pendrell Corporation, (2)	22,540

3,400	Resources Connection, Inc.	52,598

4,277	RPX Corporation, (2)	60,092

2,959	The Advisory Board Company, (2), (3)	158,810

1,269	TriNet Group Inc., (2)	37,968

3,390	TrueBlue Inc., (2)	83,801

343	VSE Corporation	20,676

2,832	WageWorks, Incorporated, (2)	161,452
	Total Professional Services	1,957,281

	Real Estate Investment Trust – 8.6%

4,589	Acadia Realty Trust	143,177

2,327	AG Mortgage Investment Trust Inc.	44,376

1,103	Agree Realty Corporation	33,763

176	Alexander’s Inc.	77,792

4,699	Altisource Residential Corporation	109,111

2,800	American Assets Trust Inc	107,352

4,126	American Capital Mortgage Investment Corporation	80,828

13,656	American Realty Capital Healthcare Trust	154,313

2,595	American Residential Properties Inc., (2), (3)	49,305

1,635	AmREIT Inc., Class B Shares	40,286

10,319	Anworth Mortgage Asset Corporation	53,556

2,851	Apollo Commercial Real Estate Finance, Inc., (3)	46,870

2,669	Apollo Residential Mortgage Inc.	44,519

2,300	Ares Commercial Real Estate Corporation	27,968

1,583	Armada Hoffler Properties Inc.	14,849

28,807	Armour Residential REIT Inc., (3)	114,076

2,047	Ashford Hospitality Prime Inc.	35,475

5,606	Ashford Hospitality Trust Inc.	63,348

4,794	Associated Estates Realty Corp., (3)	93,627

1,585	Aviv REIT Inc.	53,462

5,380	Campus Crest Communities Inc., (3)	34,109

7,388	Capstead Mortgage Corporation, (3)	93,901

100	Nuveen Investments

Shares	Description (1)	Value

	Real Estate Investment Trust (continued)

1,621	CareTrust REIT Inc., (2)	$25,174

1,007	CatchMark Timber Trust Inc., Class A	11,782

6,026	Cedar Shopping Centers Inc.	41,459

19,118	Chambers Street Properties	156,959

2,735	Chatham Lodging Trust	70,071

4,048	Chesapeake Lodging Trust	133,746

8,649	Colony Financial Inc.	192,700

1,729	Coresite Realty Corporation	64,008

14,011	Cousins Properties, Inc.	182,283

12,799	CubeSmart	269,419

2,649	CyrusOne Inc.	72,344

13,072	CYS Investments Inc.	116,733

24,227	DCT Industrial Trust Inc.	207,625

15,785	DiamondRock Hospitality Company	226,515

5,202	Dupont Fabros Technology Inc., (3)	161,106

4,578	Dynex Capital, Inc.	38,547

2,522	EastGroup Properties Inc.	173,665

11,240	Education Realty Trust Inc.	126,562

6,850	Empire State Realty Trust Inc., (3)	109,326

4,304	Entertainment Properties Trust	241,454

5,017	Equity One Inc.	120,408

3,987	Excel Trust Inc.	51,831

10,343	FelCor Lodging Trust Inc.	110,980

8,957	First Industrial Realty Trust, Inc.	174,930

4,896	First Potomac Realty Trust	61,200

7,502	Franklin Street Properties Corporation	89,949

5,855	Geo Group Inc.	233,849

2,135	Getty Realty Corporation	39,732

1,169	Gladstone Commercial Corporation	21,159

12,041	Glimcher Realty Trust, (3)	165,323

4,416	Government Properties Income Trust	100,773

9,487	Gramercy Proprty Trust Inc	59,294

1,612	Hannon Armstrong Sustainable Infrastructure Capital Inc.	22,536

7,786	Hatteras Financial Corp.	148,245

7,748	Healthcare Realty Trust, Inc.	205,090

16,184	Hersha Hospitality Trust	117,981

7,269	Highwoods Properties, Inc., (3)	311,622

3,612	Hudson Pacific Properties Inc.	98,644

7,110	Inland Real Estate Corporation	75,437

Nuveen Investments	101

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	October 31, 2014

Shares	Description (1)	Value

	Real Estate Investment Trust (continued)

9,930	Invesco Mortgage Capital Inc.	$164,242

8,406	Investors Real Estate Trust	70,610

7,089	iStar Financial Inc., (2)	100,593

2,646	Kite Realty Group Trust	68,505

8,394	LaSalle Hotel Properties	329,129

14,974	Lexington Corporate Properties Trust	164,115

2,808	LTC Properties Inc.	117,768

7,151	Mack-Cali Realty Corporation	133,938

13,465	Medical Properties Trust Inc.	181,643

4,499	Monmouth Real Estate Investment Corporation, (3)	50,389

2,667	National Health Investors Inc.	175,782

11,372	New Residential Investment	140,785

7,534	New York Mortgage Trust, Inc., (3)	58,841

13,048	New York REIT, Inc., (3)	146,399

978	One Liberty Properties Inc.	22,386

868	Owens Realty Mortgage Inc.	12,977

5,741	Parkway Properties Inc.	115,107

5,118	Pebblebrook Hotel Trust	218,027

5,667	Penn Real Estate Investment Trust	121,444

5,872	PennyMac Mortgage Investment Trust	126,776

3,810	Physicians Realty Trust	58,445

3,275	Potlatch Corporation	144,067

1,411	PS Business Parks Inc.	118,834

966	QTS Realty Trust Inc., Class A Shares, (3)	34,023

6,771	RAIT Investment Trust, (3)	49,631

5,534	Ramco-Gershenson Properties Trust	96,734

6,843	Redwood Trust Inc., (3)	128,580

10,582	Resource Capital Corporation, (3)	55,979

5,988	Retail Opportunity Investments Corporation	97,844

3,700	Rexford Industrial Realty Inc.	57,165

10,307	RLJ Lodging Trust	332,092

2,996	Rouse Properties Inc.	54,557

3,505	Ryman Hospitalities Properties	172,972

3,812	Sabra Health Care Real Estate Investment Trust Inc.	108,909

654	Saul Centers Inc.	35,937

2,969	Select Income REIT	72,770

3,102	Silver Bay Realty Trust Corporation, (3)	52,517

2,617	Sovran Self Storage Inc.	222,681

4,184	STAG Industrial Inc.	102,090

102	Nuveen Investments

Shares	Description (1)	Value

	Real Estate Investment Trust (continued)

3,155	Starwood Waypoint Residential Trust	$82,598

19,946	Strategic Hotels & Resorts Inc., (2)	256,306

6,652	Summit Hotel Properties Inc.	77,429

3,862	Sun Communities Inc., (3)	223,880

14,791	Sunstone Hotel Investors Inc.	226,450

2,083	Terreno Realty Corporation	43,868

1,498	Trade Street Residential Inc.	10,336

1,388	UMH Properties Inc.	14,019

991	Universal Health Realty Income Trust	48,014

2,078	Urstadt Biddle Properties Inc., (3)	44,947

5,541	Washington Real Estate Investment Trust, (3)	156,589

3,312	Western Asset Mortgage Capital Corporation	49,746

1,779	Whitestone Real Estate Investment Trust	26,685

2,665	Winthrop Realty Trust, Inc.	41,654
	Total Real Estate Investment Trust	12,164,328

	Real Estate Management & Development – 0.5%

3,931	Alexander & Baldwin Inc.	157,358

113	Altisource Asset Management Corporation, (2)	61,020

1,069	Altisource Portfolio Solutions SA, (2), (3)	79,812

787	AV Homes Inc., (2)	11,797

346	Consolidated Tomoka Land Company	18,058

2,888	Forestar Real Estate Group Inc., (2)	50,396

5,391	Kennedy-Wilson Holdings Inc.	146,042

858	ReMax Holdings Inc.	27,456

5,099	St Joe Company, (2), (3)	97,646

1,148	Tejon Ranch Company, (2)	34,647
	Total Real Estate Management & Development	684,232

	Road & Rail – 0.6%

2,142	ArcBest Corporation	82,895

1,674	Celadon Group, Inc.	32,576

3,318	Heartland Express, Inc., (3)	83,415

4,539	Knight Transportation Inc.	132,811

1,952	Marten Transport, Ltd.	38,298

260	PAM Transportation Services, Inc., (2)	11,175

546	Patriot Transportation Holding, Inc., (2)	23,129

2,211	Quality Distribution, Inc., (2)	28,655

2,249	Roadrunner Transportation System Inc., (2)	46,352

2,024	Saia, Inc., (2)	99,216

6,987	Swift Transportation Company, (2), (3)	172,579

Nuveen Investments	103

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	October 31, 2014

Shares	Description (1)	Value

	Road & Rail (continued)

450	Universal Truckload Services, Inc.	$11,844

505	USA Truck, Inc., (2)	8,535

3,275	Werner Enterprises, Inc.	90,194

2,514	YRC Worldwide Inc., (2)	53,900
	Total Road & Rail	915,574

	Semiconductors & Semiconductor Equipment – 3.6%

3,271	Advanced Energy Industriess Inc., (2)	64,700

1,447	Alpha & Omega Semiconductor Limited, (2)	13,414

2,324	Ambarella, Incorporated, (2), (3)	102,930

6,883	Amkor Technology Inc., (2)	46,667

6,092	Applied Micro Circuits Corporation, (2)	39,415

801	Audience Incorporated, (2)	2,988

9,027	Axcelis Technologies Inc., (2)	19,679

5,541	Brooks Automation Inc.	68,321

1,940	Cabot Microelectronics Corporation, (2)	93,566

1,031	Cascade Microtech, Inc., (2)	11,073

4,279	Cavium Networks Inc., (2), (3)	219,555

1,845	CEVA, Inc., (2), (3)	30,074

5,006	Cirrus Logic Inc., (2)	96,616

2,060	Cohu Inc.	21,012

13,045	Cypress Semiconductor Corporation, (3)	129,276

2,991	Diodes Inc., (2)	77,258

1,647	DSP Group Inc., (2)	15,959

11,227	Entegris Inc., (2)	152,463

7,465	Entropic Communications Inc., (2)	18,663

3,189	Exar Corporation, (2)	30,455

10,078	Fairchild Semiconductor International Inc., Class A, (2)	154,697

4,496	FormFactor Inc., (2)	35,833

2,173	Inphi Corporation, (2)	33,638

10,775	Integrated Device Technology, Inc., (2)	176,818

2,343	Integrated Silicon Solution	31,818

5,735	International Rectifier Corporation, (2)	228,081

10,600	Intersil Holding Corporation, Class A	140,874

2,016	IXYS Corporation	23,527

5,526	Kopin Corporation, (2)	20,999

9,637	Lattice Semiconductor Corporation, (2)	64,664

882	MA-COM Technology Solutions Holdings Incorporated, (2)	19,395

1,928	Maxlinear Inc., (2)	13,670

3,880	Micrel, Incorporated	47,103

104	Nuveen Investments

Shares	Description (1)	Value

	Semiconductors & Semiconductor Equipment (continued)

7,744	Microsemi Corporation, (2)	$201,886

4,418	MKS Instruments Inc.	160,815

3,065	Monolithic Power Systems, Inc.	135,442

1,926	Nanometrics Inc., (2), (3)	26,078

375	NVE Corporation, (2)	26,880

4,499	Omnivision Technologies, Inc., (2)	120,483

2,463	PDF Solutions, Inc., (2)	31,945

2,202	Peregrine Semiconductor Corporation, (2)	27,371

1,911	Pericom Semiconductor Corporation, (2)	20,887

5,064	Photronics Inc., (2)	45,525

13,985	PMC-Sierra, Inc., (2)	108,943

2,415	Power Integrations Inc.	121,619

4,449	Quicklogic Corporation, (2), (3)	12,813

9,303	Rambus Inc., (2), (3)	106,519

23,082	RF Micro Devices, Inc., (2), (3)	300,297

2,110	Rubicon Technology Inc., (2)	9,347

2,722	Rudolph Technologies, (2)	23,899

5,423	Semtech Corporation, (2)	137,636

6,433	Silicon Image, Inc., (2)	34,481

3,506	Silicon Laboratories Inc., (2)	159,839

4,870	Spansion Inc., Class A, (2)	100,225

2,906	Synaptics, Inc., (2)	198,858

4,302	Tessera Technologies Inc.	130,738

13,606	TriQuint Semiconductor, Inc., (2)	294,298

1,991	Ultra Clean Holdings, Inc., (2)	17,481

2,310	Ultratech Stepper Inc., (2)	44,190

3,263	Veeco Instruments Inc., (2), (3)	117,435

4,442	Vitesse Semiconductor Corporation, (2)	15,458

3,963	Xcerra Corporation, (2)	33,646
	Total Semiconductors & Semiconductor Equipment	5,010,235

	Software – 4.2%

1,026	A10 Networks Inc., (2)	4,514

9,180	ACI Worldwide, Inc., (2)	176,623

3,943	Actuate Corporation, (2)	16,915

4,151	Advent Software Inc.	143,459

2,000	American Software, Inc.	19,320

7,427	Aspen Technology Inc., (2)	274,279

2,811	AVG Technologies NV, (2), (3)	50,373

639	Barracuda Networks Inc., (2)	20,544

Nuveen Investments	105

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	October 31, 2014

Shares	Description (1)	Value

	Software (continued)

3,805	Blackbaud, Inc.	$169,323

3,153	Bottomline Technologies, Inc., (2)	79,109

2,337	Broadsoft Inc., (2)	53,517

3,708	Callidus Software, Inc., (2)	52,246

3,807	CommVault Systems, Inc., (2)	168,802

17,720	Compuware Corporation	179,858

1,715	Comverse Incorporated, (2)	37,387

3,096	Covisint Corporation, (2), (3)	8,950

2,217	Cyan Inc., (2), (3)	6,984

526	Digimarc Corporation	15,249

2,591	Ebix, Inc., (3)	38,217

2,193	Ellie Mae Incorporated, (2)	84,167

2,189	EnerNOC, Inc., (2)	32,332

2,621	EPIQ Systems, Inc.	42,041

313	ePlus, Inc., (2)	19,115

2,587	Fair Isaac Corporation	161,170

3,012	Fleetmatics Group Limited, (2), (3)	111,866

1,950	Gigamon Inc., (2)	29,133

541	Globant S.A, (2)	7,001

7,251	Glu Mobile, Inc., (2), (3)	28,061

1,399	Guidance Software, Inc., (2), (3)	9,415

5,482	Guidewire Software Incorporated, (2), (3)	273,771

1,683	Imperva Incorporated, (2)	68,953

4,405	Infoblox, Incorporated, (2)	71,097

1,291	Interactive Intelligence Group, (2)	62,304

3,468	Jive Software Inc., (2)	21,189

5,985	Kofax Limited, (2)	38,005

6,113	Manhattan Associates Inc., (2)	245,192

779	Mavenir Systems Inc., (2)	9,551

7,792	Mentor Graphics Corporation, (3)	165,112

731	Microstrategy Inc., (2)	117,603

993	MobileIron, Inc., (2)	9,990

1,554	Model N Inc., (2)	15,152

3,186	Monotype Imaging Holdings Inc.	91,151

2,940	NetScout Systems, Inc., (2)	108,368

770	Park City Group Inc., (2)	6,483

525	Paycom Software Inc., (2)	9,319

2,898	Pegasystems, Inc.	62,800

4,144	Progress Software Corporation, (2)	107,330

106	Nuveen Investments

Shares	Description (1)	Value

	Software (continued)

2,984	Proofpoint, Incorporated, (2)	$131,415

1,874	PROS Holdings, Inc., (2)	52,435

490	QAD Inc A	10,540

7,252	QLIK Technologies Inc., (2)	205,594

1,623	Qualys Incorporated, (2)	52,066

2,005	Rally Software Development Corporation, (2)	20,491

3,879	RealPage Inc., (2)	77,076

1,713	Rosetta Stone Inc., (2)	16,393

1,412	Sapiens International Corporation NV	11,183

2,728	SeaChange International, Inc., (2)	18,441

2,825	Silver Springs Networks Inc., (2), (3)	27,064

5,495	SS&C Technologies Holdings Inc.	265,518

2,846	Synchronoss Technologies, Inc., (2), (3)	147,053

6,732	Take-Two Interactive Software, Inc., (2)	178,061

3,121	Tangoe Inc., (2), (3)	45,785

3,965	TeleCommunication Systems, (2)	11,419

2,192	TeleNav Inc., (2)	15,826

638	The Rubicon Project Inc., (2)	7,311

9,265	TiVo, Inc., (2)	120,908

2,625	Tyler Technologies Inc., (2)	293,790

2,303	Ultimate Software Group, Inc., (2), (3)	346,625

440	Varonis Systems Inc., (2)	8,571

2,409	Vasco Data Security International, Inc., (2)	60,996

4,391	Verint Systems Inc., (2)	252,439

3,518	VirnetX Holding Corporation, (2)	20,651

5,588	Vringo Inc., (2), (3)	5,756

916	Zendesk Inc., (2), (3)	23,816
	Total Software	5,950,563

	Specialty Retail – 3.0%

6,540	Aeropostale, Inc., (2)	19,685

15,682	American Eagle Outfitters, Inc., (3)	201,827

670	America’s Car-Mart, Inc., (2), (3)	30,807

3,778	Ann Inc., (2)	145,037

2,474	Asbury Automotive Group, Inc., (2)	173,279

3,367	Barnes & Noble Inc.	73,468

2,899	bebe stores, inc.	6,639

1,401	Big 5 Sporting Goods Corporation	17,246

3,605	Brown Shoe Inc.	95,857

2,269	Buckle Inc., (3)	111,930

Nuveen Investments	107

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	October 31, 2014

Shares	Description (1)	Value

	Specialty Retail (continued)

995	Build-A-Bear-Workshop, Inc., (2)	$16,865

2,296	Cato Corporation, (3)	81,898

1,779	Childrens Place Retail Stores Inc., (3)	87,616

3,026	Christopher & Banks Corporation	19,760

1,288	Citi Trends, Inc., (2)	29,173

2,234	Conn’s, Inc., (2), (3)	69,500

1,195	Container Store Group Inc., (2), (3)	22,036

1,128	Destination Maternity Corporation	16,897

2,818	Destination XL Group Inc., (2), (3)	14,766

6,797	Express Inc., (2)	101,751

3,892	Finish Line, Inc.	103,021

4,378	Five Below, Incorporated, (2), (3)	174,551

3,406	Francescas Holdings Corporation, (2)	40,565

1,935	Genesco Inc., (2)	148,395

1,812	Group 1 Automotive Inc., (3)	154,799

4,958	Guess Inc.	109,919

1,646	Haverty Furniture Companies Inc.	36,228

1,070	Hhgregg Inc., (2), (3)	5,543

2,090	Hibbett Sporting Goods, Inc., (2), (3)	94,865

1,162	Kirkland’s, Inc., (2)	20,684

1,850	Lithia Motors Inc.	143,597

2,213	Lumber Liquidators Inc., (2)	118,993

1,945	Marinemax Inc., (2)	37,286

1,120	Mattress Firm Holding Corporation, (2), (3)	70,773

3,868	Mens Wearhouse Inc., (3)	181,912

2,542	Monro Muffler Brake, Inc.	135,844

2,399	New York & Company Inc., (2), (3)	7,845

43,137	Office Depot, Inc., (2)	225,175

1,644	Outerwall Inc., (2), (3)	104,016

3,848	Pacific Sunwear of California, Inc., (2)	5,849

4,431	Pep Boys – Manny, Moe & Jack	42,227

6,933	Pier 1 Imports, Inc.	89,436

4,120	Rent-A-Center Inc., (3)	127,596

2,514	Restoration Hardware Holdings Incorporated, (2), (3)	201,924

936	Sears Hometown and Outlet Stores, (2)	14,077

4,379	Select Comfort Corporation, (2)	112,497

1,250	Shoe Carnival, Inc.	23,000

3,245	Sonic Automotive Inc.	80,768

785	Sportsman’s Warehouse Holdings Inc., (2)	5,487

108	Nuveen Investments

Shares	Description (1)	Value

	Specialty Retail (continued)

2,556	Stage Stores Inc., (3)	$43,120

2,306	Stein Mart, Inc., (3)	30,854

908	Systemax Inc., (2), (3)	13,892

2,262	Tile Shop Holdings Inc., (2), (3)	19,476

824	Tilly’s Inc, Class A Shares, (2)	5,867

2,530	Vitamin Shoppe Inc., (2)	118,733

1,415	West Marine, Inc., (2)	13,924

168	Winmark Corporation	13,823

1,673	Zumiez, Inc., (2), (3)	55,845
	Total Specialty Retail	4,268,443

	Textiles, Apparel & Luxury Goods – 1.0%

2,152	Columbia Sportswear Company	82,938

7,061	Crocs, Inc., (2)	82,472

680	Culp Inc.	12,900

1,547	G III Apparel Group, Limited, (2)	122,754

3,695	Iconix Brand Group, Inc., (2), (3)	147,837

1,472	Movado Group Inc.	51,962

1,121	Oxford Industries Inc.	68,661

1,027	Perry Ellis International, Inc., (2)	21,002

11,047	Quiksilver Inc., (2), (3)	19,332

1,362	Sequential Brands Group Inc., (2), (3)	17,079

3,154	Skechers USA Inc., (2)	172,682

4,701	Steven Madden Limited, (2)	147,376

3,990	Tumi Holdings Inc., (2)	82,872

1,244	Unifi Inc., (2)	34,795

1,804	Vera Bradley Inc., (2), (3)	41,131

956	Vince Holding Company, (2)	33,508

8,182	Wolverine World Wide Inc., (3)	222,059
	Total Textiles, Apparel & Luxury Goods	1,361,360

	Thrifts & Mortgage Finance – 1.8%

7,359	Astoria Financial Corporation	96,771

3,869	Bank Mutual Corporation	25,497

1,757	BankFinancial Corporation	20,961

602	BBX Capital Corporation, (2)	11,077

2,472	Beneficial Mutual Bancorp Inc., (2)	33,199

2,090	Berkshire Hills Bancorp, Inc.	53,880

1,146	BofI Holdings, Inc., (2)	88,265

5,841	Brookline Bancorp, Inc.	56,015

11,546	Capitol Federal Financial Inc.	147,904

Nuveen Investments	109

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	October 31, 2014

Shares	Description (1)	Value

	Thrifts & Mortgage Finance (continued)

1,640	Charter Financial Corporation	$18,598

701	Clifton Bancorp Inc.	9,127

2,653	Dime Community Bancshares, Inc.	41,785

1,070	ESB Financial Corporation	19,966

3,360	Essent Group Limited, (2)	81,782

7,351	Everbank Financial Corporation, (3)	140,772

858	Federal Agricultural Mortgage Corporation	28,571

814	First Defiance Financial Corporation	24,933

1,262	First Financial Northwest Inc.	14,639

1,654	Flagstar Bancorp Inc., (2)	26,001

942	Fox Chase Bancorp.	15,430

896	Franklin Financial Corporation, (2)	18,601

5,729	Home Loan Servicing Solutions Limited, (3)	110,054

1,080	HomeStreet Inc.	18,814

1,195	Kearny Financial Corporation	17,017

1,242	Ladder Capital Corporation, (2)	23,586

1,701	Meridian Bancorp, Inc., (2)	19,289

497	Meta Financial Group, Inc.	18,642

27,020	MGIC Investment Corporation, (2), (3)	241,018

4,076	NMI Holdings Inc., Class A Shares, (2), (3)	36,480

4,194	Northfield Bancorp Inc.	59,723

7,811	Northwest Bancshares Inc.	100,215

1,064	OceanFirst Financial Corporation	17,630

3,782	Oritani Financial Corporation	55,860

1,064	PennyMac Financial Services Inc., (2)	17,726

4,974	Provident Financial Services Inc.	90,676

15,407	Radian Group Inc., (3)	259,608

1,153	Stonegate Mortgage Corporation, (2), (3)	16,672

705	Territorial Bancorp Inc.	15,143

497	Tree.com Inc., (2)	18,384

7,850	TrustCo Bank Corporation NY, (3)	57,305

4,114	United Community Financial Corporation	21,064

4,185	United Financial Bancorp Inc.	58,716

1,372	Walker & Dunlop Inc., (2)	22,103

8,173	Washington Federal Inc.	178,417

2,776	Waterstone Financial Inc.	33,978

654	WSFS Financial Corporation	51,437
	Total Thrifts & Mortgage Finance	2,533,331

110	Nuveen Investments

Shares	Description (1)	Value

	Tobacco – 0.2%

3,315	22nd Century Group Inc., (2), (3)	$7,293

7,303	Alliance One International, Inc., (2)	14,825

1,874	Universal Corporation	83,393

5,571	Vector Group Ltd., (3)	124,456
	Total Tobacco	229,967

	Trading Companies & Distributors – 0.9%

2,283	Aceto Corporation	51,915

5,214	Aircastle LTD, (3)	99,483

3,370	Applied Industrial Technologies Inc.	164,490

3,978	Beacon Roofing Supply Company, (2)	110,071

1,431	CAI International Inc., (2)	30,123

1,045	DXP Enterprises, Inc., (2)	69,273

893	General Finance Corporation, (2)	7,698

2,476	H&E Equipment Services, Inc.	92,578

1,493	Houston Wire & Cable Company	20,245

2,253	Kaman Corporation	97,014

2,770	Rush Enterprises, Class A, (2)	105,537

1,175	Stock Building Supply Holdings Inc., (2)	18,436

2,821	TAL International Group Inc., (3)	121,670

1,776	Textainer Group Holdings Limited, (3)	61,165

1,435	Titan Machinery, Inc., (2), (3)	19,746

2,084	Watsco Inc.	211,767
	Total Trading Companies & Distributors	1,281,211

	Transportation Infrastructure – 0.1%

4,230	Wesco Aircraft Holdings Inc., (2)	75,083

	Water Utilities – 0.3%

3,214	American States Water Co	114,997

631	Artesian Resources Corporation	14,052

3,978	California Water Service Group	103,547

902	Connecticut Water Service, Inc.	33,527

1,319	Middlesex Water Company	29,743

1,289	SJW Corporation	41,196

1,077	York Water Company	23,663
	Total Water Utilities	360,725

	Wireless Telecommunication Services – 0.1%

1,547	Boingo Wireless Inc., (2)	10,844

1,274	NTELOS Holdings Corporation, (3)	12,842

2,260	RingCentral Inc., Class A, (2)	29,696

1,999	Shenandoah Telecommunications Company	59,150

Nuveen Investments	111

Nuveen Small Cap Index Fund (continued)

Portfolio of Investments	October 31, 2014

Shares	Description (1)					Value

	Wireless Telecommunication Services (continued)

1,803	Spok Holdings, Inc.					$29,272
	Total Wireless Telecommunication Services					141,804
	Total Common Stocks (cost $100,028,838)					138,139,461

Shares	Description (1), (4)					Value

	EXCHANGE-TRADED FUNDS – 0.0%

2,552	CorEnergy Infrastructure Trust Inc.					$19,166
	Total Exchange-Traded Funds (cost $19,007)					19,166

Shares	Description (1)					Value

	COMMON STOCK RIGHTS – 0.0%

591	Actavis PLC , (5)					$5,774

2,957	CHC Group Ltd., (5)					—

6,523	Chelsea Therapeutics International Limited, (5)					—

692	Clinical Data, Inc., (2), (5)					—

3,767	Cubist Pharmaceuticals Inc.					284

1,493	Gerber Scientific Inc., (2), (5)					—

4,499	Leap Wireless International Inc, (5)					11,337

424	Omthera Pharamceuticals Inc., (5)					—

2,878	Trius Therapeutics Inc., (5)					—
	Total Common Stock Right (cost $6,958)					17,395

Shares	Description (1)					Value

	WARRANTS – 0.0%

106	Imperial Holdings, Inc., (5)					$—

1,328	Magnum Hunter Resources Corporation Warrants, (3), (5)					579

157	Tejon Ranch Company, (6)					322
	Total Warrants (cost $855)					901
	Total Long-Term Investments (cost $100,055,658)					138,176,923

Shares	Description (1)					Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 23.2%

	Money Market Funds – 23.2%

32,583,158	Mount Vernon Securities Lending Prime Portfolio, 0.176%, (7), (8)					$32,583,158
	Total Investments Purchased with Collateral from Securities Lending (cost $32,583,158)					32,583,158

Principal Amount (000)	Description (1)	Coupon		Maturity	Ratings (9)	Value

	SHORT-TERM INVESTMENTS – 2.2%

	Money Market Funds – 1.8%

$2,492,196	First American Treasury Obligations Fund, Class Z	0.000%	(7)	N/A	N/A	$2,492,196

112	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (9)	Value

	U.S. Government and Agency Obligations – 0.4%

$600	U.S. Treasury Bills, (10)	0.000%	1/15/15	AAA	$599,982
	Total Short-Term Investments (cost $3,092,140)				3,092,178
	Total Investments (cost $135,730,956) – 123.6%				173,852,259
	Other Assets Less Liabilities – (23.6)%				(33,167,763)
	Net Assets – 100%				$140,684,496

Investments in Derivatives as of October 31, 2014

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value	Unrealized Appreciation (Depreciation)
Russell 2000® Mini Index	Long	23	12/14	$2,693,300	$97,985

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment, or portion of investment, is out on loan for securities lending. The total value of securities out on loan as of the end of the reporting period was $31,417,009.

(4)	A copy of the most recent financial statements for the exchange-traded funds in which the Fund invests can be obtained from the Securities and Exchange Commission on its website at http://www.sec.gov.

(5)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Directors. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements Note 2 – Investment Valuation and Fair Value Measurements for more information.

(6)	For fair value measurement disclosure purposes, Warrant categorized as Level 2. See Notes to Financial Statements Note 2 – Investment Valuation and Fair Value Measurement for more information.

(7)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(8)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investment in Derivatives, Securities Lending for more information.

(9)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(10)	Investment, or portion of investment, segregated as collateral for investments in derivatives.

N/A	Not applicable.

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

REIT	Real Estate Investment Trust.

See accompanying notes to financial statements.

Nuveen Investments	113

Statement of

Assets & Liabilities	October 31, 2014

	Equity Index	Mid Cap Index	Small Cap Index
Assets
Long-term investments, at value (cost $300,453,271, $450,044,843 and $100,055,658, respectively)	$813,418,597	$639,351,010	$138,176,923
Investments purchased with collateral from securities lending, at value (cost approximates value)	133,930,755	163,059,588	32,583,158
Short-term investments, at value (cost $15,007,435, $23,679,369 and $3,092,140, respectively)	15,007,626	23,679,560	3,092,178
Cash	4,128	—	178
Receivable for:
Dividends	802,438	445,163	48,664
Due from broker	10,888	60,419	33,481
Investments sold	175,985	883,900	13,647
Reclaims	8,608	—	—
Shares sold	1,038,691	1,313,931	116,090
Variation margin on futures contracts	170,271	277,913	39,560
Other assets	39,447	29,366	15,297
Total assets	964,607,434	829,100,850	174,119,176
Liabilities
Payable for:
Collateral from securities lending program	133,930,755	163,059,588	32,583,158
Investments purchased	278,364	—	211,585
Shares redeemed	1,469,262	2,728,520	436,780
Accrued expenses:
Directors fees	27,543	18,192	1,194
Management fees	114,963	125,220	56,349
12b-1 distribution and service fees	85,034	143,550	29,571
Other	390,893	405,971	116,043
Total liabilities	136,296,814	166,481,041	33,434,680
Net assets	$828,310,620	$662,619,809	$140,684,496
Class A Shares
Net assets	$203,667,747	$210,964,326	$42,410,659
Shares outstanding	7,056,486	11,355,034	2,794,560
Net asset value (“NAV”) and offering price per share	$28.86	$18.58	$15.18
Class C Shares
Net assets	$13,275,205	$13,809,869	$2,500,289
Shares outstanding	465,213	773,079	173,237
NAV and offering price per share	$28.54	$17.86	$14.43
Class R3 Shares
Net assets	$81,676,773	$221,651,290	$48,482,977
Shares outstanding	2,828,931	12,090,745	3,281,976
NAV and offering price per share	$28.87	$18.33	$14.77
Class I Shares
Net assets	$529,690,895	$216,194,324	$47,290,571
Shares outstanding	18,357,212	11,590,866	3,105,723
NAV and offering price per share	$28.85	$18.65	$15.23
Net assets consist of:
Capital paid-in	$286,937,453	$438,864,926	$94,582,390
Undistributed (Over-distribution of) net investment income	1,771,445	4,459,501	886,010
Accumulated net realized gain (loss)	26,367,671	30,075,712	6,996,808
Net unrealized appreciation (depreciation)	513,234,051	189,219,670	38,219,288
Net assets	$828,310,620	$662,619,809	$140,684,496
Authorized shares – per class	$2 billion	$2 billion	$2 billion
Par value per share	$0.0001	$0.0001	$0.0001

See accompanying notes to financial statements.

114	Nuveen Investments

Statement of

Operations	Year Ended October 31, 2014

	Equity Index	Mid Cap Index	Small Cap Index
Investment Income
Dividend and interest income (net of foreign tax withheld of $2,426, $– and $1,044, respectively)	$16,035,996	$9,009,697	$1,809,021
Securities lending income, net	97,212	468,036	308,693
Total investment income	16,133,208	9,477,733	2,117,714
Expenses
Management fees	2,217,440	1,994,315	460,596
12b-1 service fees – Class A	497,453	510,820	109,282
12b-1 distribution and service fees – Class C	119,807	127,708	25,350
12b-1 distribution and service fees – Class R3	354,800	1,038,652	226,588
Shareholder servicing agent fees and expenses	1,160,555	1,141,666	242,115
Custodian fees and expenses	164,816	134,765	151,388
Directors fees and expenses	24,977	20,184	4,525
Professional fees	75,715	56,654	27,312
Shareholder reporting expenses	65,638	108,054	36,745
Federal and state registration fees	69,591	71,735	53,699
Other expenses	43,380	44,607	106,704
Total expenses before fee waiver/expense reimbursement	4,794,172	5,249,160	1,444,304
Fee waiver/expense reimbursement	(849,198)	(471,459)	(300,535)
Net expenses	3,944,974	4,777,701	1,143,769
Net investment income (loss)	12,188,234	4,700,032	973,945
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	47,183,736	29,306,428	6,949,801
Futures contracts	3,559,825	6,397,071	835,042
Change in net unrealized appreciation (depreciation) of:
Investments	61,690,836	27,967,853	1,719,680
Futures contracts	(149,399)	(1,556,867)	(335,989)
Net realized and unrealized gain (loss)	112,284,998	62,114,485	9,168,534
Net increase (decrease) in net assets from operations	$124,473,232	$66,814,517	$10,142,479

(1)	Includes 12b-1 distribution and service fees incurred on Equity Index’s Class B Shares during the period. Class B Shares of Equity Index converted to Class A Shares at the close of business on June 23, 2014, and are no longer available through an exchange from other Nuveen mutual funds.

See accompanying notes to financial statements.

Nuveen Investments	115

Statement of

Changes in Net Assets

	Equity Index		Mid Cap Index
	Year Ended 10/31/14	Year Ended 10/31/13	Year Ended 10/31/14	Year Ended 10/31/13
Operations
Net investment income (loss)	$12,188,234	$13,297,744	$4,700,032	$4,402,672
Net realized gain (loss) from:
Investments	47,183,736	52,253,862	29,306,428	15,293,322
Futures contracts	3,559,825	5,449,087	6,397,071	5,999,365
Change in net unrealized appreciation (depreciation) of:
Investments	61,690,836	107,601,627	27,967,853	108,525,486
Futures contracts	(149,399)	833,236	(1,556,867)	2,220,304
Net increase (decrease) in net assets from operations	124,473,232	179,435,556	66,814,517	136,441,149
Distributions to Shareholders
From net investment income:
Class A(1)	(2,726,149)	(2,606,436)	(1,225,635)	(790,895)
Class B	—	(19,422)	—	—
Class C	(77,803)	(78,170)	—	—
Class R3	(809,289)	(602,709)	(767,824)	(568,169)
Class I	(8,606,676)	(9,873,135)	(1,934,833)	(1,643,928)
From accumulated net realized gains:
Class A(1)	(13,698,118)	(3,515,075)	(7,006,416)	(3,562,726)
Class B	—	(60,618)	—	—
Class C	(816,443)	(199,974)	(432,841)	(186,176)
Class R3	(4,767,202)	(810,497)	(7,116,110)	(3,920,755)
Class I	(38,641,025)	(13,293,563)	(8,216,759)	(5,623,072)
Decrease in net assets from distributions to shareholders	(70,142,705)	(31,059,599)	(26,700,418)	(16,295,721)
Fund Share Transactions
Proceeds from sale of shares	120,916,624	129,600,911	159,221,687	209,556,006
Proceeds from shares issued to shareholders due to reinvestment of distributions	58,544,863	24,380,950	23,558,777	13,377,172
	179,461,487	153,981,861	182,780,464	222,933,178
Cost of shares redeemed	(194,721,398)	(257,387,549)	(166,917,433)	(128,355,020)
Net increase (decrease) in net assets from Fund share transactions	(15,259,911)	(103,405,688)	15,863,031	94,578,158
Net increase (decrease) in net assets	39,070,616	44,970,269	55,977,130	214,723,586
Net assets at the beginning of period	789,240,004	744,269,735	$606,642,679	391,919,093
Net assets at the end of period	$828,310,620	$789,240,004	$662,619,809	$606,642,679
Undistributed (Over-distribution of) net investment income at the end of period	$1,771,445	$1,939,115	$4,459,501	$3,913,246

(1)	Includes distributions to shareholders of Equity Index’s Class B Shares during the fiscal year ended October 31, 2014. Class B Shares of Equity Index converted to Class A Shares at the close of business on June 23, 2014 and are no longer available through an exchange from other Nuveen mutual funds.

See accompanying notes to financial statements.

116	Nuveen Investments

	Small Cap Index
	Year Ended 10/31/14	Year Ended 10/31/13
Operations
Net investment income (loss)	$973,945	$1,098,225
Net realized gain (loss) from:
Investments	6,949,801	4,297,107
Futures contracts	835,042	1,950,317
Change in net unrealized appreciation (depreciation) of:
Investments	1,719,680	23,359,562
Futures contracts	(335,989)	687,238
Net increase (decrease) in net assets from operations	10,142,479	31,392,449
Distributions to Shareholders
From net investment income:
Class A	(343,366)	(217,739)
Class B	—	—
Class C	(2,125)	—
Class R3	(240,588)	(103,962)
Class I	(499,459)	(328,679)
From accumulated net realized gains:
Class A	(2,138,261)	(1,103,621)
Class B	—	—
Class C	(122,652)	(50,808)
Class R3	(2,218,626)	(813,668)
Class I	(2,498,135)	(1,276,552)
Decrease in net assets from distributions to shareholders	(8,063,212)	(3,895,029)
Fund Share Transactions
Proceeds from sale of shares	41,924,541	53,528,206
Proceeds from shares issued to shareholders due to reinvestment of distributions	7,014,093	3,120,918
	48,938,634	56,649,124
Cost of shares redeemed	(44,300,708)	(33,996,665)
Net increase (decrease) in net assets from Fund share transactions	4,637,926	22,652,459
Net increase (decrease) in net assets	6,717,193	50,149,879
Net assets at the beginning of period	133,967,303	83,817,424
Net assets at the end of period	$140,684,496	$133,967,303
Undistributed (Over-distribution of) net investment income at the end of period	$886,010	$1,002,079

See accompanying notes to financial statements.

Nuveen Investments	117

Financial

Highlights

Equity Index

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/92)
2014	$27.10	$0.38	$3.78	$4.16	$(0.38)	$(2.02)	$(2.40)	$28.86
2013	22.35	0.38	5.31	5.69	(0.39)	(0.55)	(0.94)	27.10
2012	21.44	0.34	2.48	2.82	(0.35)	(1.56)	(1.91)	22.35
2011	21.51	0.30	1.26	1.56	(0.26)	(1.37)	(1.63)	21.44
2010	18.86	0.29	2.70	2.99	(0.30)	(0.04)	(0.34)	21.51
Class C (2/99)
2014	26.82	0.17	3.74	3.91	(0.17)	(2.02)	(2.19)	28.54
2013	22.13	0.20	5.24	5.44	(0.20)	(0.55)	(0.75)	26.82
2012	21.24	0.17	2.46	2.63	(0.18)	(1.56)	(1.74)	22.13
2011	21.32	0.13	1.26	1.39	(0.10)	(1.37)	(1.47)	21.24
2010	18.70	0.13	2.67	2.80	(0.14)	(0.04)	(0.18)	21.32
Class R3 (9/01)
2014	27.04	0.31	3.85	4.16	(0.31)	(2.02)	(2.33)	28.87
2013	22.31	0.31	5.30	5.61	(0.33)	(0.55)	(0.88)	27.04
2012	21.40	0.28	2.48	2.76	(0.29)	(1.56)	(1.85)	22.31
2011	21.47	0.25	1.26	1.51	(0.21)	(1.37)	(1.58)	21.40
2010	18.83	0.23	2.70	2.93	(0.25)	(0.04)	(0.29)	21.47
Class I (2/94)
2014	27.09	0.45	3.78	4.23	(0.45)	(2.02)	(2.47)	28.85
2013	22.35	0.45	5.29	5.74	(0.45)	(0.55)	(1.00)	27.09
2012	21.43	0.39	2.49	2.88	(0.40)	(1.56)	(1.96)	22.35
2011	21.50	0.36	1.26	1.62	(0.32)	(1.37)	(1.69)	21.43
2010	18.86	0.34	2.69	3.03	(0.35)	(0.04)	(0.39)	21.50

118	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

16.55%	$203,668	0.73%	1.27%	0.62%	1.38%	2%
26.32	183,491	0.71	1.48	0.62	1.57	2
14.51	143,664	0.69	1.49	0.62	1.56	1
7.41	119,172	0.70	1.29	0.62	1.37	2
15.94	119,761	0.79	1.23	0.61	1.41	4

15.71	13,275	1.48	0.52	1.37	0.63	2
25.35	10,752	1.46	0.72	1.37	0.82	2
13.70	8,095	1.44	0.75	1.37	0.82	1
6.61	8,261	1.45	0.55	1.37	0.62	2
15.05	8,651	1.54	0.48	1.36	0.66	4

16.27	81,677	0.98	1.02	0.87	1.13	2
25.96	61,823	0.97	1.19	0.87	1.29	2
14.26	33,685	0.94	1.22	0.87	1.28	1
7.15	14,218	0.95	1.06	0.87	1.13	2
15.63	12,979	1.04	0.97	0.86	1.15	4

16.84	529,691	0.48	1.53	0.37	1.64	2
26.59	531,131	0.46	1.76	0.37	1.85	2
14.85	556,215	0.44	1.75	0.37	1.82	1
7.68	597,030	0.45	1.55	0.37	1.63	2
16.18	749,210	0.54	1.48	0.36	1.66	4

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Nuveen Investments	119

Financial Highlights (continued)

Mid Cap Index

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (11/99)
2014	$17.50	$0.13	$1.71	$1.84	$(0.11)	$(0.65)	$(0.76)	$18.58
2013	13.76	0.13	4.17	4.30	(0.10)	(0.46)	(0.56)	17.50
2012	12.87	0.09	1.31	1.40	(0.03)	(0.48)	(0.51)	13.76
2011	11.98	0.05	0.92	0.97	(0.08)	—	(0.08)	12.87
2010	9.52	0.09	2.45	2.54	(0.08)	—	(0.08)	11.98
Class C (9/01)
2014	16.87	— *	1.64	1.64	—	(0.65)	(0.65)	17.86
2013	13.28	0.01	4.04	4.05	—	(0.46)	(0.46)	16.87
2012	12.51	(0.01)	1.26	1.25	—	(0.48)	(0.48)	13.28
2011	11.67	(0.05)	0.89	0.84	—	—	—	12.51
2010	9.28	0.01	2.39	2.40	(0.01)	—	(0.01)	11.67
Class R3 (11/00)
2014	17.28	0.09	1.68	1.77	(0.07)	(0.65)	(0.72)	18.33
2013	13.59	0.10	4.11	4.21	(0.06)	(0.46)	(0.52)	17.28
2012	12.73	0.06	1.28	1.34	—	(0.48)	(0.48)	13.59
2011	11.86	0.01	0.92	0.93	(0.06)	—	(0.06)	12.73
2010	9.43	0.06	2.43	2.49	(0.06)	—	(0.06)	11.86
Class I (11/99)
2014	17.57	0.18	1.70	1.88	(0.15)	(0.65)	(0.80)	18.65
2013	13.81	0.18	4.17	4.35	(0.13)	(0.46)	(0.59)	17.57
2012	12.92	0.12	1.32	1.44	(0.07)	(0.48)	(0.55)	13.81
2011	12.03	0.08	0.91	0.99	(0.10)	—	(0.10)	12.92
2010	9.55	0.12	2.46	2.58	(0.10)	—	(0.10)	12.03

120	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

10.94%	$210,964	0.80%	0.66%	0.73%	0.73%	10%
32.46	185,942	0.76	0.84	0.73	0.86	7
11.48	104,467	0.80	0.61	0.74	0.67	7
8.07	68,856	0.79	0.32	0.75	0.36	23
26.79	36,499	0.86	0.70	0.74	0.82	8

10.10	13,810	1.55	(0.09)	1.48	(0.02)	10
31.51	10,925	1.51	0.07	1.48	0.10	7
10.60	5,290	1.55	(0.13)	1.49	(0.07)	7
7.20	3,302	1.53	(0.42)	1.50	(0.39)	23
25.86	3,100	1.61	(0.05)	1.49	0.07	8

10.64	221,651	1.05	0.41	0.98	0.48	10
32.16	186,673	1.01	0.60	0.98	0.62	7
11.14	113,834	1.05	0.36	0.99	0.42	7
7.83	65,060	1.04	0.07	1.00	0.11	23
26.48	26,458	1.11	0.44	0.99	0.56	8

11.16	216,194	0.55	0.91	0.48	0.98	10
32.82	223,102	0.51	1.12	0.48	1.14	7
11.80	168,328	0.55	0.87	0.49	0.93	7
8.23	170,174	0.53	0.59	0.50	0.63	23
27.13	202,542	0.61	0.95	0.49	1.07	8

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Rounds to less than 0.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	121

Financial Highlights (continued)

Small Cap Index

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/98)
2014	$14.99	$0.10	$0.98	$1.08	$(0.12)	$(0.77)	$(0.89)	$15.18
2013	11.59	0.14	3.79	3.93	(0.08)	(0.45)	(0.53)	14.99
2012	10.43	0.08	1.11	1.19	(0.03)	—	(0.03)	11.59
2011	9.89	0.05	0.55	0.60	(0.06)	—	(0.06)	10.43
2010	7.90	0.05	1.99	2.04	(0.05)	—	(0.05)	9.89
Class C (9/01)
2014	14.31	(0.01)	0.91	0.90	(0.01)	(0.77)	(0.78)	14.43
2013	11.08	0.03	3.65	3.68	—	(0.45)	(0.45)	14.31
2012	10.02	—	1.06	1.06	—	—	—	11.08
2011	9.52	(0.03)	0.53	0.50	—	—	—	10.02
2010	7.62	(0.02)	1.92	1.90	—	—	—	9.52
Class R3 (12/98)
2014	14.62	0.07	0.93	1.00	(0.08)	(0.77)	(0.85)	14.77
2013	11.31	0.10	3.72	3.82	(0.06)	(0.45)	(0.51)	14.62
2012	10.18	0.05	1.08	1.13	—	—	—	11.31
2011	9.66	0.03	0.53	0.56	(0.04)	—	(0.04)	10.18
2010	7.73	0.03	1.94	1.97	(0.04)	—	(0.04)	9.66
Class I (12/98)
2014	15.04	0.14	0.97	1.11	(0.15)	(0.77)	(0.92)	15.23
2013	11.63	0.17	3.80	3.97	(0.11)	(0.45)	(0.56)	15.04
2012	10.46	0.11	1.12	1.23	(0.06)	—	(0.06)	11.63
2011	9.91	0.08	0.55	0.63	(0.08)	—	(0.08)	10.46
2010	7.91	0.07	2.00	2.07	(0.07)	—	(0.07)	9.91

122	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

7.54%	$42,411	1.03%	0.49%	0.81%	0.71%	12%
35.52	41,769	1.07	0.81	0.82	1.06	11
11.44	28,640	1.27	0.28	0.83	0.72	20
6.03	19,406	1.17	0.15	0.83	0.50	14
25.91	12,667	1.49	(0.15)	0.79	0.55	12

6.64	2,500	1.78	(0.27)	1.56	(0.05)	12
34.57	2,155	1.82	— *	1.57	0.25	11
10.58	1,246	2.00	(0.46)	1.58	(0.03)	20
5.25	1,330	1.90	(0.58)	1.58	(0.26)	14
24.93	1,645	2.24	(0.90)	1.54	(0.20)	12

7.19	48,483	1.28	0.24	1.06	0.46	12
35.24	41,350	1.32	0.49	1.07	0.74	11
11.13	20,198	1.52	0.02	1.08	0.47	20
5.79	11,824	1.44	(0.12)	1.08	0.24	14
25.55	4,795	1.74	(0.40)	1.04	0.30	12

7.76	47,291	0.78	0.75	0.56	0.96	12
35.82	48,694	0.82	1.05	0.57	1.30	11
11.79	33,733	1.00	0.55	0.58	0.97	20
6.33	40,135	0.90	0.42	0.58	0.75	14
26.22	47,179	1.24	0.10	0.54	0.80	12

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Rounds to less than 0.01%.

See accompanying notes to financial statements.

Nuveen Investments	123

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust Information

Nuveen Investment Funds, Inc. (the “Trust”), is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Equity Index Fund (“Equity Index”), Nuveen Mid Cap Index Fund (“Mid Cap Index”) and Nuveen Small Cap Index Fund (“Small Cap Index”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was incorporated in the state of Maryland on August 20, 1987.

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Purchase and Sale Agreement

On October 1, 2014, TIAA-CREF, a national financial services organization, completed its previously announced acquisition of Nuveen, the parent company of the Adviser. The transaction has not resulted in any change in the portfolio management of the Funds or in the Funds’ investment objectives or policies.

Because the consummation of the acquisition resulted in the “assignment” (as defined in the Investment Company Act of 1940) and automatic termination of the Funds’ investment management agreements and investment sub-advisory agreements, Fund shareholders were asked to approve new investment management agreements with the Adviser and new investment sub-advisory agreements with each Fund’s Sub-Adviser. These new agreements were approved by shareholders of each of the Funds, and went into effect on October 1, 2014. The terms of the new agreements, including the fees payable to each Fund’s Adviser and Sub-Adviser, are substantially identical to those of the investment management agreements and investment sub-advisory agreements in place immediately prior to the closing.

Investment Objectives and Principal Investment Strategies

Equity Index’s investment objective is to provide investment results that correspond to the performance of the Standard & Poor’s 500® Index. Mid Cap Index’s investment objective is to provide investment results that correspond to the performance of the Standard & Poor’s MidCap 400® Index. Small Cap Index’s investment objective is to provide investment results that correspond to the performance of the Russell® 2000 Index.

Under normal market conditions, each Fund invests at least 90% of the sum of its net assets and the amount of any borrowings for investment purposes in common stocks included in its corresponding index. Each Fund also may invest in stock index futures contracts, options on stock indices and options on stock index futures (“derivatives”) on its corresponding index. Each Fund may make these investments to maintain the liquidity needed to meet redemption requests, to increase the level of Fund assets devoted to replicating the composition of its corresponding index and to reduce transaction costs.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Class B Shares

During the current fiscal period, Equity Index offered Class B Shares. Effective at the close of business on June 23, 2014, Class B Shares of the Fund were converted to Class A Shares and are no longer available through an exchange from other Nuveen mutual funds.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

124	Nuveen Investments

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments, net of lending agent fees.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared and distributed to shareholders at least annually (except for Equity Index, which are declared and distributed to shareholders quarterly). Net realized gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

The Funds only issue Class A Shares for purchase by certain retirement plans and by qualifying clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services. Class A Shares are offered to those investors at their net asset value (“NAV”) per share with no up-front sales charge. Class B Shares were sold without an up-front sales charge but incurred a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class B Shares were subject to a contingent deferred sales charge (“CDSC”) of up to 5% depending upon the length of time the shares were held by the investor (CDSC was reduced to 0% at the end of six years). Class B Shares automatically converted to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Nuveen Investments	125

Notes to Financial Statements (continued)

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.

Exchange traded funds in which the Funds may invest are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1.

Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.

Prices of fixed-income securities are provided by a pricing service approved by the Funds’ Board of Directors (the ”Board”). These securities are generally classified as Level 2. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board or its appointee.

Fair Value Measurements

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

126	Nuveen Investments

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Equity Index	Level 1	Level 2	Level 3***	Total
Long-Term Investments*:
Common Stocks	$813,418,597	$—	$—	$813,418,597
Investments Purchased with Collateral from Securities Lending	133,930,755	—	—	133,930,755
Short-Term Investments:
Money Market Funds	12,007,716	—	—	12,007,716
U.S. Government and Agency Obligations	—	2,999,910	—	2,999,910
Investments in Derivatives:
Futures Contracts**	268,534	—	—	268,534
Total	$959,625,602	$2,999,910	$—	$962,625,512

Mid Cap Index
Long-Term Investments:
Common Stocks*	$639,348,001	$—	$—	$639,348,001
Common Stock Rights	3,009	—	—	3,009
Investments Purchased with Collateral from Securities Lending	163,059,588	—	—	163,059,588
Short-Term Investments:
Money Market Funds	20,679,650	—	—	20,679,650
U.S. Government & Agency Obligations	—	2,999,910	—	2,999,910
Investments in Derivatives:
Futures Contracts**	(86,688)	—	—	(86,688)
Total	$823,003,560	$2,999,910	$—	$826,003,470

Small Cap Index
Long-Term Investments:
Common Stocks*	$138,139,461	$—	$—	$138,139,461
Exchange-Traded Funds	19,166	—	—	19,166
Common Stock Rights	284	—	17,111	17,395
Warrants	—	322	579	901
Investments Purchased with Collateral from Securities Lending	32,583,158	—	—	32,583,158
Short-Term Investments:
Money Market Funds	2,492,196	—	—	2,492,196
U.S. Government & Agency Obligations	—	599,982	—	599,982
Investments in Derivatives:
Futures Contracts**	97,985	—	—	97,985
Total	$173,332,250	$600,304	$17,690	$173,950,244
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
***	Refer to the Fund’s Portfolio of Investments for breakdown of securities classified as Level 3.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)

If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-

Nuveen Investments	127

Notes to Financial Statements (continued)

traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Securities Lending

In order to generate additional income, each Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks or other institutions. Each Fund’s policy is to receive cash collateral equal to at least 102% of the value of securities loaned, which is recognized as “Collateral from securities lending program” on the Statement of Assets and Liabilities. The adequacy of the collateral is monitored on a daily basis. If the value of the securities on loan increases, such that the level of collateralization falls below 100%, additional collateral is received from the borrower, which is recognized as “Due from broker” on the Statement of Assets and Liabilities, when applicable. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially.

The Funds’ custodian serves as the securities lending agent for the Funds. Each Fund pays the custodian a fee based on the Fund’s proportional share of the custodian’s expense of operating its securities lending program. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending, at value” on the Statement of Assets and Liabilities.

The following table presents the securities out on loan for the Funds, which are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those securities.

Fund	Counterparty	Long-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Equity Index	U.S. Bank National Association	$131,668,541	$(131,668,541)	$—
Mid Cap Index	U.S. Bank National Association	159,092,730	(159,092,730)	—
Small Cap Index	U.S. Bank National Association	31,417,009	(31,417,009)	—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the securities out on loan. Refer to the Fund’s Portfolio of Investments for details on the securities out on loan.

Income from securities lending, net of fees paid, is recognized on the Statement of Operations as “Securities lending income, net.” Securities lending fees paid by each Fund during the fiscal year ended October 31, 2014, were as follows:

	Equity Index	Mid Cap Index	Small Cap Index
Securities lending fees paid	$6,859	$77,276	$53,179

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

128	Nuveen Investments

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, each Fund continued to invest in index futures contracts to convert cash into the equivalent of its corresponding index holding in order to manage cash flow activity and minimize tracking error to the Fund’s benchmark index. These futures contracts are used as a means to efficiently gain exposure to a broad base of equity securities.

The average notional amount of futures contracts outstanding during the fiscal year ended October 31, 2014, was as follows:

	Equity Index	Mid Cap Index	Small Cap Index
Average notional amount of futures contracts outstanding*	$23,205,105	$43,699,099	$5,224,184
*	The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following table presents the fair value of all futures contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Equity Index

Equity price	Futures contracts	Receivable for variation margin on futures contracts*	$268,534	—	$—
Mid Cap Index

Equity price	Futures contracts	Receivable for variation margin on futures contracts*	$(86,688)	—	$—
Small Cap Index

Equity price	Futures contracts	Receivable for variation margin on futures contracts*	$97,985	—	$—
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the cash collateral and/or deposits with brokers, if any, or the receivable or payable for variation margin on futures contracts presented on the Statement of Assets and Liabilities.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Equity Index	Equity price	Futures contracts	$3,559,825	$(149,399)
Mid Cap Index	Equity price	Futures contracts	6,397,071	(1,556,867)
Small Cap Index	Equity price	Futures contracts	835,042	(335,989)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the

Nuveen Investments	129

Notes to Financial Statements (continued)

amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares were as follows:

	Year Ended 10/31/2014		Year Ended 10/31/2013
Equity Index	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,307,037	$35,388,787	1,390,813	$33,292,600
Class A – automatic conversion of Class B shares	55,084	1,538,960	21,020	495,112
Class B – exchanges	125	3,123	542	13,502
Class C	92,098	2,466,862	67,319	1,654,897
Class R3	1,026,703	28,097,173	1,362,755	33,551,073
Class I	1,965,076	53,421,719	2,501,015	60,593,727
Shares issued to shareholders due to reinvestment of distributions:
Class A	627,808	16,153,656	266,341	6,052,004
Class B	5,659	141,239	3,618	79,059
Class C	29,948	757,197	11,147	246,703
Class R3	210,416	5,575,149	62,181	1,413,171
Class I	1,395,678	35,917,622	732,788	16,590,013
	6,715,632	179,461,487	6,419,539	153,981,861
Shares redeemed:
Class A	(1,703,667)	(46,501,590)	(1,334,700)	(32,284,867)
Class B	(26,286)	(690,636)	(24,907)	(591,650)
Class B – automatic conversion to Class A shares	(56,225)	(1,538,960)	(21,400)	(495,112)
Class C	(57,675)	(1,551,116)	(43,416)	(1,049,552)
Class R3	(694,183)	(18,988,069)	(648,981)	(15,753,201)
Class I	(4,606,481)	(125,451,027)	(8,520,280)	(207,213,167)
	(7,144,517)	(194,721,398)	(10,593,684)	(257,387,549)
Net increase (decrease)	(428,885)	$(15,259,911)	(4,174,145)	$(103,405,688)

	Year Ended 10/31/2014		Year Ended 10/31/2013
Mid Cap Index	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,510,580	$62,371,495	5,136,695	$79,951,117
Class C	248,580	4,274,540	292,876	4,467,780
Class R3	2,833,347	49,841,942	3,979,743	61,218,130
Class I	2,382,696	42,733,710	4,112,940	63,918,979
Shares issued to shareholders due to reinvestment of distributions:
Class A	479,770	8,140,858	314,110	4,274,744
Class C	24,377	395,884	13,313	174,797
Class R3	471,325	7,877,667	333,843	4,488,924
Class I	419,344	7,144,368	324,941	4,438,707
	10,370,019	182,780,464	14,508,461	222,933,178
Shares redeemed:
Class A	(3,259,127)	(58,375,215)	(2,420,191)	(37,454,741)
Class C	(147,324)	(2,507,924)	(57,018)	(880,513)
Class R3	(2,015,515)	(35,598,193)	(1,887,851)	(28,959,655)
Class I	(3,912,305)	(70,436,101)	(3,929,395)	(61,060,111)
	(9,334,271)	(166,917,433)	(8,294,455)	(128,355,020)
Net increase (decrease)	1,035,748	$15,863,031	6,214,006	$94,578,158

130	Nuveen Investments

	Year Ended 10/31/2014		Year Ended 10/31/2013
Small Cap Index	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,009,419	$15,016,701	1,323,081	$17,441,128
Class C	51,078	723,706	56,597	705,125
Class R3	1,014,591	14,675,770	1,553,250	20,000,182
Class I	777,476	11,508,364	1,148,404	15,381,771
Shares issued to shareholders due to reinvestment of distributions:
Class A	171,196	2,468,225	116,899	1,314,518
Class C	8,480	115,665	4,541	48,638
Class R3	175,256	2,454,748	83,750	917,629
Class I	136,460	1,975,455	74,480	840,133
	3,343,956	48,938,634	4,361,002	56,649,124
Shares redeemed:
Class A	(1,171,987)	(17,420,852)	(1,124,307)	(14,486,992)
Class C	(36,931)	(520,340)	(22,987)	(302,316)
Class R3	(736,541)	(10,624,111)	(593,535)	(7,467,504)
Class I	(1,046,432)	(15,735,405)	(885,982)	(11,739,853)
	(2,991,891)	(44,300,708)	(2,626,811)	(33,996,665)
Net increase (decrease)	352,065	$4,637,926	1,734,191	$22,652,459

5. Investment Transactions

Long-term purchases and sales (excluding investments purchased with collateral from securities lending and derivative transactions) during the fiscal year ended October 31, 2014, were as follows:

	Equity Index	Mid Cap Index	Small Cap Index
Purchases	$17,208,663	$87,345,867	$29,177,438
Sales	89,073,393	61,040,841	16,127,519

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of October 31, 2014, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Equity Index	Mid Cap Index	Small Cap Index
Cost of investments	$461,189,266	$637,467,703	$136,116,236
Gross unrealized:
Appreciation	$519,699,035	$203,948,602	$46,920,807
Depreciation	(18,531,323)	(15,326,147)	(9,184,784)
Net unrealized appreciation (depreciation) of investments	$501,167,712	$188,622,455	$37,736,023

Nuveen Investments	131

Notes to Financial Statements (continued)

Permanent differences, primarily due to distribution reallocations, federal taxes paid, foreign currency transactions, investments in passive foreign investment companies, real estate investment trust adjustments and tax equalization resulted in reclassifications among the Funds’ components of net assets as of October 31, 2014, the Funds’ tax year end, as follows:

	Equity Index	Mid Cap Index	Small Cap Index
Capital paid-in	$10,329,054	$3,656,123	$4,061
Undistributed (Over-distribution of) net investment income	(135,987)	(225,485)	(4,476)
Accumulated net realized gain (loss)	(10,193,067)	(3,430,638)	415

The tax components of undistributed net ordinary income and net long-term capital gains as of October 31, 2014, the Funds’ tax year end, were as follows:

	Equity Index	Mid Cap Index	Small Cap Index
Undistributed net ordinary income[1]	$3,450,923	$8,017,334	$1,993,678
Undistributed net long-term capital gains	36,755,365	27,139,731	6,380,895
[1]	Net ordinary income consists of net taxable income derived from dividends, interest and short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended October 31, 2014 and October 31, 2013, was designated for purposes of the dividends paid deduction as follows:

2014	Equity Index	Mid Cap Index	Small Cap Index
Distributions from net ordinary income[1]	$14,752,139	$8,392,245	$2,374,684
Distributions from net long-term capital gains	55,390,566	18,308,173	5,688,528

2013	Equity Index	Mid Cap Index	Small Cap Index
Distributions from net ordinary income[1]	$14,598,278	$4,538,315	$648,672
Distributions from net long-term capital gains	16,461,321	11,757,406	3,246,357
[1]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

As of October 31, 2014, the Funds’ tax year end, the Funds did not have any unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Equity Index Fund-Level Fee Rate	Mid Cap Index Fund-Level Fee Rate	Small Cap Index Fund-Level Fee Rate
For the first $125 million	0.1000%	0.1500%	0.1500%
For the next $125 million	0.0875	0.1375	0.1375
For the next $250 million	0.0750	0.1250	0.1250
For the next $500 million	0.0625	0.1125	0.1125
For the next $1 billion	0.0500	0.1000	0.1000
For net assets over $2 billion	0.0250	0.0750	0.0750

132	Nuveen Investments

The annual complex-level fee for each Fund, payable monthly, is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex level fee schedule for each Fund is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of October 31, 2014, the complex-level fee rate for each Fund was as follows:

Fund	Complex-Level Fee Rate
Equity Index	0.1993%
Mid Cap Index	0.1770
Small Cap Index	0.1810

The Adviser has contractually agreed to waive fees and/or reimburse expenses of each Fund so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding any acquired fund fees and expenses, do not exceed the percentages of the average daily net assets of any class of Fund shares in the amounts and for the time period stated in the following table:

Fund	Class A Shares	Class C Shares	Class R3 Shares	Class I Shares	Expiration Date
Equity Index	0.62%	1.37%	0.87%	0.37%	February 28, 2015
Mid Cap Index	0.75%	1.50%	1.00%	0.50%	February 28, 2015
Small Cap Index	0.83%	1.58%	1.08%	0.58%	February 28, 2015

The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Class A Shares are offered at their NAV per share with no up-front sales charge. During the fiscal year ended October 31, 2014, Nuveen Securities, LLC (the “Distributor”), a wholly owned subsidiary of Nuveen, received 12b-1 service fees in Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended October 31, 2014, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Equity Index	Mid Cap Index	Small Cap Index
Commission advances (Unaudited)	$16,977	$32,953	$4,536

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended October 31, 2014, the Distributor retained such 12b-1 fees as follows:

	Equity Index	Mid Cap Index	Small Cap Index
12b-1 fees retained (Unaudited)	$23,295	$33,338	$6,539

Nuveen Investments	133

Notes to Financial Statements (continued)

The remaining 12b-1 fees charged were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended October 31, 2014, as follows:

	Equity Index	Mid Cap Index	Small Cap Index
CDSC retained (Unaudited)	$1,831	$3,774	$243

134	Nuveen Investments

Additional

Fund Information (Unaudited)

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606 Custodian U.S. Bank National Association Milwaukee, WI 53202	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800)257-8787

Distribution Information: The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1 (h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

	Equity Index	Mid Cap Index	Small Cap Index
% DRD	100%	42%	27%
% QDI	100%	43%	30%

Long-Term Capital Gain Distributions: The Funds hereby designate as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount shown in the accompanying table or, if greater, the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2014:

	Equity Index	Mid Cap Index	Small Cap Index
Long-term capital gain dividends	$61,090,481	$21,825,712	$5,688,528

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

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Glossary of Terms

Used in this Report (Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested distributions and capital gains, if any) over the time period being considered.

Dow Jones Industrial Average Index: A price-weighted index of the 30 largest, most widely held stocks traded on the New York Stock Exchange. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper S&P 500® Index Objective Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper S&P 500® Index Objective Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Lipper Mid-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mid-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Lipper Small-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI Emerging Markets Index: An unmanaged index considered representative of stocks of developing countries. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

NASDAQ Composite Index: A stock market index of the common stocks and similar securities listed on the NASDAQ stock market. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Russell 2000® Index: An index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000® Value Index measures the performance of those Russell 3000® Index companies with lower price-to-book-ratios and lower forecasted growth values. The stocks in this Index are also members of either the Russell 1000® Value or the Russell 2000® Value Indexes. The Russell 3000® Index measures the performance of the 3,000 largest companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

136	Nuveen Investments

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P MidCap 400® Index: An unmanaged, market value-weighted index of 400 mid-cap companies. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

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Trustees

and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of directors of the Funds is currently set at twelve. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustee:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Chairman of Miller-Valentine Partners Med, a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; owner in several other Miller-Valentine entities; Board Member of Med-America Health System, Tech Town, Inc., a not-for-profit community development company, and WDPR Public Radio Station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	200
Robert P. Bremner 1940 333 W. Wacker Drive Chicago, IL 60606	Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	200
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Chairman, United Fire Group, a publicly held company; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	200
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	200

138	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.	200
John K. Nelson 1962 333 West Wacker Drive Chicago, IL 60606	Trustee	2013	Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	200
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since June 2013) and U.S. Endowment for Forestry and Communities (since November 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	200
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009) Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	200
Virginia L. Stringer 1944 333 W. Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	200

Nuveen Investments	139

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	200

Interested Trustee:
William Adams IV(2) 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Senior Executive Vice President, Global Structured Products (since 2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago; formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010).	200
Thomas S. Schreier, Jr.(2) 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman’s Council of the Investment Company Institute; formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	200

140	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	201
Margo L. Cook 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	201
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	201
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014), and Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Senior Vice President (2010-2011), Formerly Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Certified Public Accountant.	201
Scott S. Grace 1970 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	201
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	201

Nuveen Investments	141

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investment Holdings, Inc.	201
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	201
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	201
Joel T. Slager 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since May, 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	201
Jeffery M. Wilson 1956 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	107

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

142	Nuveen Investments

Annual Investment Management Agreement

Approval Process (Unaudited)

I.

The Approval Process

The Board of Directors of each Fund (each, a “Board” and each Director, a “Board Member”), including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and the sub-adviser to the respective Fund and determining whether to approve or continue such Fund’s advisory agreement (each, an “Original Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and sub-advisory agreement (each, an “Original Sub-Advisory Agreement” and, together with the Original Investment Management Agreement, the “Original Advisory Agreements”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”). Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), each Board is required to consider the continuation of the respective Original Advisory Agreements on an annual basis. In addition, prior to its annual review, the Board Members were advised of the potential acquisition of Nuveen Investments, Inc. (“Nuveen”) by TIAA-CREF (the “Transaction”). For purposes of this section, references to “Nuveen” herein include all affiliates of Nuveen Investments, Inc. providing advisory, sub-advisory, distribution or other services to the Funds and references to the “Board” refer to the Board of each Fund. In accordance with the 1940 Act and the terms of the Original Advisory Agreements, the completion of the Transaction would terminate each of the Original Investment Management Agreements and the Original Sub-Advisory Agreements. Accordingly, at an in-person meeting held on April 30, 2014 (the “April Meeting”), the Board, including all of the Independent Board Members, performed its annual review of the Original Advisory Agreements and approved the continuation of the Original Advisory Agreements for the Funds. Furthermore, in anticipation of the termination of the Original Advisory Agreements that would occur upon the consummation of the Transaction, the Board also approved for each Fund a new advisory agreement (each, a “New Investment Management Agreement”) between the Fund and the Adviser and a new sub-advisory agreement (each, a “New Sub-Advisory Agreement” and, together with the New Investment Management Agreement, the “New Advisory Agreements”) between the Adviser and the Sub-Adviser, each on behalf of the respective Fund to be effective following the completion of the Transaction and the receipt of the requisite shareholder approval.

Leading up to the April Meeting, the Independent Board Members had several meetings and deliberations, with and without management from Nuveen present and with the advice of legal counsel, regarding the Original Advisory Agreements, the Transaction and its impact and the New Advisory Agreements. At its meeting held on February 25-27, 2014 (the “February Meeting”), the Board Members met with a senior executive representative of TIAA-CREF to discuss the proposed Transaction. At the February Meeting, the Independent Board Members also established an ad hoc committee comprised solely of the Independent Board Members to monitor and evaluate the Transaction and to keep the Independent Board Members updated with developments regarding the Transaction. On March 20, 2014, the ad hoc committee met telephonically to discuss with management of Nuveen, and separately with independent legal counsel, the terms of the proposed Transaction and its impact on, among other things: the governance structure of Nuveen; the strategic plans for Nuveen; the operations of the Nuveen funds (which include the Funds); the quality or level of services provided to the Nuveen funds; key personnel that service the Nuveen funds and/or the Board and the compensation or incentive arrangements to retain such personnel; Nuveen’s capital structure; the regulatory requirements applicable to Nuveen or fund operations; and the Nuveen funds’ fees and expenses, including the funds’ complex-wide fee arrangement. Following the meeting of the ad hoc committee, the Board met in person (two Independent Board Members participating telephonically) in an executive session on March 26, 2014 to further discuss the proposed Transaction. At the executive session, the Board met privately with independent legal counsel to review its duties with respect to reviewing advisory agreements, particularly in the context of a change of control, and to evaluate further the Transaction and its impact on the Nuveen funds, the Adviser and the Sub-Adviser (collectively, the “Fund Advisers” and each, a “Fund Adviser”) and the services provided. Representatives of Nuveen also met with the Board to update the Board Members on developments regarding the Transaction, to respond to questions and to discuss, among other things: the governance of the Fund Advisers following the Transaction; the background, culture (including with respect to regulatory and compliance matters) and resources of TIAA-CREF; the general plans and intentions of TIAA-CREF for Nuveen; the terms and conditions of the Transaction (including financing terms); any benefits or detriments the Transaction may impose on the Nuveen funds, TIAA-CREF or the Fund Advisers; the reaction from the Fund Advisers’ employees knowledgeable of the Transaction; the incentive and retention plans for key personnel of the Fund Advisers; the potential access to additional distribution platforms and economies of scale; and the impact of any additional regulatory schemes that may be applicable to the Nuveen funds given the banking and insurance businesses operated in the TIAA-CREF enterprise. As part of its review, the Board also held a separate meeting on April 15-16, 2014 to review the Nuveen funds’ investment performance and consider an analysis provided by the Adviser of each sub-adviser of the Nuveen funds (including the Sub-Adviser) and the Transaction and its implications to the Nuveen funds. During their review of the materials and discussions, the Independent Board Members presented the Adviser with questions and the Adviser responded. Further, the Independent Board Members met in an executive session with independent legal counsel on April 29, 2014 and April 30, 2014.

Nuveen Investments	143

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

In connection with their review of the Original Advisory Agreements and the New Advisory Agreements, the Independent Board Members received extensive information regarding the Funds and the Fund Advisers including, among other things: the nature, extent and quality of services provided by each Fund Adviser; the organization and operations of any Fund Adviser; the expertise and background of relevant personnel of each Fund Adviser; a review of each Fund’s performance (including performance comparisons against the performance of peer groups and appropriate benchmarks); a comparison of Fund fees and expenses relative to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of fund initiatives and shareholder communications; and an analysis of the Adviser’s profitability with comparisons to peers in the managed fund business. In light of the proposed Transaction, the Independent Board Members, through their independent legal counsel, also requested in writing and received additional information regarding the proposed Transaction and its impact on the provision of services by the Fund Advisers.

The Independent Board Members received, well in advance of the April Meeting, materials which responded to the request for information regarding the Transaction and its impact on Nuveen and the Nuveen funds including, among other things: the structure and terms of the Transaction; the impact of the Transaction on Nuveen, its operations and the nature, quality and level of services provided to the Nuveen funds, including, in particular, any changes to those services that the Nuveen funds may experience following the Transaction; the strategic plan for Nuveen, including any financing arrangements following the Transaction and any cost-cutting efforts that may impact services; the organizational structure of TIAA-CREF, including the governance structure of Nuveen following the Transaction; any anticipated effect on each Nuveen fund’s expense ratios (including changes to advisory and sub-advisory fees) and economies of scale that may be expected; any benefits or conflicts of interest that TIAA-CREF, Nuveen or their affiliates can expect from the Transaction; any benefits or undue burdens or other negative implications that may be imposed on the Nuveen funds as a result of the Transaction; the impact on Nuveen or the Nuveen funds as a result of being subject to additional regulatory schemes that TIAA-CREF must comply with in operating its various businesses; and the costs associated with obtaining necessary shareholder approvals and the bearer of such costs. The Independent Board Members also received a memorandum describing the applicable laws, regulations and duties in approving advisory contracts, including in conjunction with a change of control, from their independent legal counsel.

The materials and information prepared in connection with the review of the Original Advisory Agreements and New Advisory Agreements supplemented the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviewed the performance and various services provided by the Adviser and Sub-Adviser. The Board met at least quarterly as well as at other times as the need arose. At its quarterly meetings, the Board reviewed reports by the Adviser regarding, among other things, fund performance, fund expenses, premium and discount levels of closed-end funds, the performance of the investment teams and compliance, regulatory and risk management matters. In addition to regular reports, the Adviser provided special reports to the Board or a committee thereof from time to time to enhance the Board’s understanding of various topics that impact some or all the Nuveen funds (such as distribution channels, oversight of omnibus accounts and leverage management topics), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Adviser. The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.

In addition, the Board has created several standing committees (the Executive Committee; the Dividend Committee; the Audit Committee; the Compliance, Risk Management and Regulatory Oversight Committee; the Nominating and Governance Committee; the Open-End Funds Committee; and the Closed-End Funds Committee). The Open-End Funds Committee and Closed-End Funds Committee are intended to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These two Committees have met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

Further, the Board continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds and meet key investment and business personnel at least once over a multiple year rotation. In this regard, the Independent Board Members made site visits to certain equity and fixed income teams of the Sub-Adviser in September 2013 and met with the Sub-Adviser’s municipal team at the August and November 2013 quarterly meetings.

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Original Advisory Agreements and its review of the New Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the funds are the result of many years of review and discussion between the Independent Board Members and Nuveen fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and the Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the

144	Nuveen Investments

Fund Advisers from the relationship with the Fund and (f) other factors. With respect to the New Advisory Agreements, the Board also considered the Transaction and its impact on the foregoing factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Original Advisory Agreements and New Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

1. The Original Advisory Agreements

In considering renewal of each Original Advisory Agreement, the Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including portfolio management services (and the resulting Fund performance) and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the capability and integrity of the Adviser and its staff and the Adviser’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things: each Fund Adviser’s organization and business; the types of services that each Fund Adviser or its affiliates provide to each Fund; the performance record of each Fund (as described in further detail below); and any initiatives Nuveen had taken for the open-end fund product line.

In considering the services provided by the Fund Advisers, the Board recognized that the Adviser provides a myriad of investment management, administrative, compliance, oversight and other services for the Funds, and the Sub-Adviser generally provides the portfolio advisory services to the Funds under the oversight of the Adviser. The Board considered the wide range of services provided by the Adviser to the Nuveen funds beginning with developing the fund and monitoring and analyzing its performance to providing or overseeing the services necessary to support a fund’s daily operations. The Board recognized the Adviser, among other things, provides: (a) product management (such as analyzing ways to better position a fund in the marketplace, maintaining relationships to gain access to distribution platforms and setting dividends); (b) fund administration (such as preparing a fund’s tax returns, regulatory filings and shareholder communications; managing fund budgets and expenses; overseeing a fund’s various service providers; and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund’s investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; and participating in fund development, leverage management and the development of investment policies and parameters).

In its review, the Board also considered the new services, initiatives or other changes adopted since the last advisory contract review that were designed to enhance the services and support the Adviser provides to the Nuveen funds. The Board recognized that some initiatives are a multi-year process. In reviewing the activities of 2013, the Board recognized that the year reflected the Adviser’s continued focus on fund rationalization for both closed-end and open-end funds, consolidating certain funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain funds. As in the past, the Board recognized the Adviser’s significant investment in its technology initiatives, including the continued progress toward a central repository for fund and other Nuveen product data and implementing a data system to support the risk oversight group enabling it to provide more detailed risk analysis for the Nuveen funds. The Board noted the new data system has permitted more in-depth analysis of the investment risks of the Funds and across the complex providing additional feedback and insights to the investment teams and more comprehensive risk reporting to the Board. The Adviser also conducted several workshops for the Board regarding the new data system, including explaining the risk measures being applied and their purpose. The Board also recognized the enhancements in the valuation group within the Adviser, including centralizing the fund pricing process within the valuation group, trending to more automated and expedient reviews and continuing to expand its valuation team. The Board further considered the expansion of personnel in the compliance department enhancing the collective expertise of the group, investments in additional compliance systems and the updates of various compliance policies.

In addition to the foregoing actions, the Board also considered other initiatives related to the open-end funds, including, among other things: the continued focus on enhancing the product line through the development of new funds, including the development of alternative strategies reflecting trends in the industry; the enhanced support provided to the Board by providing comprehensive in-depth presentations to the Open-End Funds Committee; and the development of a new class of shares for certain funds.

As noted, the Adviser also oversees the Sub-Adviser who provides the portfolio advisory services to the Funds. In reviewing the portfolio advisory services provided to each Fund, the Nuveen Investment Services Oversight Team of the Adviser analyzes the performance of the Sub-Adviser and

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may recommend changes to the investment team or investment strategies as appropriate. In assisting the Board’s review of the Sub-Adviser, the Adviser provides a report analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, organization and history, assets under management, the investment team’s philosophy and strategies in managing each Fund, developments affecting the Sub-Adviser or the Funds and their performance. In their review of the Sub-Adviser, the Independent Board Members considered, among other things, the experience and qualifications of the relevant investment personnel, their investment philosophy and strategies, the Sub-Adviser’s organization and stability, its capabilities and any initiatives taken or planned to enhance its current capabilities or support potential growth of business and, as outlined in further detail below, the performance of the Funds. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance while not providing an inappropriate incentive to take undue risks.

Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Nuveen funds’ compliance policies and procedures; the resources dedicated to compliance; the record of compliance with the policies and procedures; and Nuveen’s supervision of the Funds’ service providers. The Board recognized Nuveen’s commitment to compliance and strong commitment to a culture of compliance. Given the Adviser’s emphasis on monitoring investment risk, the Board has also appointed two Independent Board Members as point persons to review and keep the Board apprised of developments in this area and work with applicable Fund Adviser personnel.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to each Fund under the respective Original Advisory Agreement were satisfactory.

2. The New Advisory Agreements

In evaluating the nature, quality and extent of the services expected to be provided by the Fund Advisers under the New Investment Management Agreements and the New Sub-Advisory Agreements, the Board Members concluded that no diminution in the nature, quality and extent of services provided to each Fund and its shareholders by the respective Fund Advisers is expected as a result of the Transaction. In making their determination, the Independent Board Members considered, among other things: the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of each Fund Adviser; the ability of each Fund Adviser to perform its duties after the Transaction, including any changes to the level or quality of services provided to the Funds; the potential implications of any additional regulatory requirements imposed on the Fund Advisers or the Nuveen funds following the Transaction; and any anticipated changes to the investment and other practices of the Nuveen funds.

The Board noted that the terms of each New Investment Management Agreement, including the fees payable thereunder, are substantially identical to those of the Original Investment Management Agreement relating to the same Fund. Similarly, the terms of each New Sub-Advisory Agreement, including fees payable thereunder, are substantially identical to those of the Original Sub-Advisory Agreement relating to the same Fund. The Board considered that the services to be provided and the standard of care under the New Investment Management Agreements and the New Sub-Advisory Agreements are the same as the corresponding original agreements. The Board Members noted the Transaction also does not alter the allocation of responsibilities between the Adviser and the Sub-Adviser. The Sub-Adviser will continue to furnish an investment program, make investment decisions and place all orders for the purchase and sale of securities, all on behalf of each Fund and subject to oversight of the Board and the Adviser. The Board noted that TIAA-CREF did not anticipate any material changes to the advisory, sub-advisory or other services provided to the Nuveen funds as a result of the Transaction. The Independent Board Members recognized that there were not any planned “cost cutting” measures that could be expected to reduce the nature, extent or quality of services. The Independent Board Members further noted that there were currently no plans for material changes to senior personnel at Nuveen or key personnel who provide services to the Nuveen funds and the Board following the Transaction. The key personnel who have responsibility for the Nuveen funds in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Transaction, although such personnel may have additional reporting requirements to TIAA-CREF. The Board also considered the anticipated incentive plans designed to retain such key personnel. Notwithstanding the foregoing, the Board Members recognized that personnel changes may occur in the future as a result of normal business developments or personal career decisions.

The Board Members also considered Nuveen’s proposed governance structure following the Transaction and noted that Nuveen was expected to remain a stand-alone business within the TIAA-CREF enterprise and operate relatively autonomously from the other TIAA-CREF businesses, but would receive the general support and oversight from certain TIAA-CREF functional groups (such as legal, finance, internal audit, compliance, and risk management groups). The Board recognized, however, that Nuveen may be subject to additional reporting requirements as it keeps TIAA-CREF abreast of developments affecting the Nuveen business, may be required to modify certain of its reports, policies and procedures as necessary to conform to the practices followed in the TIAA-CREF enterprise and may need to collaborate with TIAA-CREF with respect to strategic planning for its business.

In considering the implications of the Transaction, the Board Members also recognized the reputation and size of TIAA-CREF and the benefits that the Transaction may bring to the Nuveen funds and Nuveen. In this regard, the Board recognized, among other things, that the increased resources

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and support that may be available to Nuveen from TIAA-CREF and the improved capital structure of Nuveen Investments, Inc. (the parent of the Adviser) that would result from the significant reduction in its debt level may reinforce and enhance Nuveen’s ability to provide quality services to the Nuveen funds and to invest further into its infrastructure.

Further, with the consummation of the Transaction, the Board recognized the enhanced distribution capabilities for the Nuveen funds as the funds may gain access to TIAA-CREF’s distribution network, particularly through TIAA-CREF’s retirement platform and institutional client base. The Board also considered that investors in TIAA-CREF’s retirement platform may choose to roll their investments as they exit their retirement plans into the Nuveen funds. The Independent Board Members recognized the potential cost savings to the benefit of all shareholders of the Nuveen funds from reduced expenses as assets in the Nuveen fund complex rise pursuant to the complex-wide fee arrangement described in further detail below.

Based on their review, the Independent Board Members found that the expected nature, extent and quality of services to be provided to each Fund under its New Advisory Agreements were satisfactory and supported approval of the New Advisory Agreements.

B. The Investment Performance of the Funds and Fund Advisers

1. The Original Advisory Agreements

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of each Fund’s performance and the applicable investment team. In considering each Fund’s performance, the Board recognized that a fund’s performance can be reviewed through various measures including the fund’s absolute return, the fund’s return compared to the performance of other peer funds and the fund’s performance compared to its respective benchmark. Accordingly, the Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) and with recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2013, as well as performance information reflecting the first quarter of 2014. This information supplemented the Nuveen fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

•	The performance data reflects a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance.

•	The investment experience of a particular shareholder in a fund will vary depending on when such shareholder invests in such fund, the class held (if multiple classes offered in the fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

•	Open-end funds offer multiple classes and the performance of the various classes of a fund should be substantially similar on a relative basis because all of the classes are invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

•	The usefulness of comparative performance data as a frame of reference to measure a fund’s performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Adviser classified the Performance Peer Groups of the Nuveen funds from highly relevant to less relevant. For funds classified with less relevant Performance Peer Groups, the Board considered a fund’s performance compared to its benchmark to help assess the fund’s comparative performance. A fund was generally considered to have performed comparably to its benchmark if the fund’s performance was within certain thresholds compared to the performance of its benchmark and was considered to have outperformed or underperformed its benchmark if the fund’s performance was beyond these thresholds for the one- and three-year periods, subject to certain exceptions.[i] While the Board is cognizant of the relative performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the fund with its peers and/or benchmarks result in differences in performance results.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund’s fee structure.

In considering the performance data, the Independent Board Members noted that the Nuveen Small Cap Index Fund (“Small Cap Index Fund”) and the Nuveen Mid Cap Index Fund (“Mid Cap Index Fund”) had satisfactory performance compared to their respective peers, performing in the second or third quartile over various periods.

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With respect to the Nuveen Equity Index Fund (“Equity Index Fund”), the Board noted that, although such Fund appeared to lag its peers in the one- and three-year periods, as an index fund, tracking error is a more appropriate measure of the Fund’s performance. In this regard, Equity Index Fund had provided returns within the expected tracking error of its benchmark.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

2. The New Advisory Agreements

With respect to the performance of each Fund, the Board considered that the portfolio investment personnel responsible for the management of the respective Fund portfolios were expected to continue to manage such portfolios following the completion of the Transaction and the investment strategies of the Funds were not expected to change as a result of the Transaction. Accordingly, the findings regarding performance outlined above for the Original Advisory Agreements are applicable to the review of the New Advisory Agreements.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund, reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; and the timing of information used may impact the comparative data thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their peer average based on the net total expense ratio. The Independent Board Members observed that Equity Index Fund and Mid Cap Index Fund had net management fees and net expense ratios (including fee waivers and expense reimbursements) below their peer averages, while Small Cap Index Fund had a net expense ratio that was slightly higher than its peer average, but a net management fee that was below its peer average.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board recognized that all Nuveen funds have a sub-adviser, either affiliated or non-affiliated, and therefore the overall fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the sub-adviser. In general terms, the fee to the Adviser reflects the administrative and other services it provides to support the Nuveen fund (as described above) and, while some administrative services may occur at the sub-adviser level, the fee to the sub-adviser generally reflects the portfolio management services provided by the sub-adviser. The Independent Board Members considered the fees a Fund Adviser assesses to the Funds compared to that of other clients. With respect to non-municipal funds, such other clients of a Fund Adviser may include: separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen, collective trust funds and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams.

The Independent Board Members reviewed the nature of services provided by the Adviser, including through its affiliated sub-advisers and the average fee the affiliated sub-advisers assessed such clients as well as the range of fees assessed to the different types of separately managed accounts (such as retail, institutional or wrap accounts) to the extent applicable to the respective sub-adviser. In their review, the Independent Board Members considered the differences in the product types, including, but not limited to: the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Nuveen funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. The Independent Board Members noted that, as a general matter, higher fee levels reflect higher levels of service, increased investment management complexity, greater product management requirements and higher levels of risk or a combination of the foregoing. The Independent Board Members further noted, in particular, that the range of services provided to the Funds (as discussed above) is

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generally much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the Adviser are not required for institutional clients. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data, an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2013 and Nuveen’s consolidated financial statements for 2013. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses and profit margin compared to that of various unaffiliated management firms.

In reviewing profitability, the Independent Board Members noted the Adviser’s continued investment in its business with expenditures to, among other things, upgrade its investment technology and compliance systems and provide for additional personnel and other resources. The Independent Board Members recognized the Adviser’s continued commitment to its business should enhance the Adviser’s capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. In addition, in evaluating profitability, the Independent Board Members also noted the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available, and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, an adviser’s particular business mix, capital costs, size, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members noted the Adviser’s adjusted operating margin appears to be reasonable in relation to other investment advisers and sufficient to operate as a viable investment management firm meeting its obligations to the Nuveen funds. Based on their review, the Independent Board Members concluded that the Adviser’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Adviser, the Independent Board Members reviewed such sub-advisers’ revenues, expenses and profitability margins (pre- and post-tax) for their advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Adviser’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive or are expected to receive that are directly attributable to the management of a Nuveen fund. See Section E below for additional information on indirect benefits the Fund Advisers may receive as a result of its relationship with a Nuveen fund. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the Funds were reasonable.

4. The New Advisory Agreements

As noted above, the terms of the New Advisory Agreements are substantially identical to their corresponding Original Advisory Agreements. The fee schedule, including the breakpoint schedule and complex-wide fee schedule, in each New Advisory Agreement is identical to that under the corresponding Original Advisory Agreement. The Board Members also noted that Nuveen has committed for a period of two years from the date of closing the Transaction (i) not to increase contractual management fee rates for any Nuveen fund and (ii) not to raise expense cap levels for any Nuveen fund from levels currently in effect or scheduled to go into effect prior to the Transaction. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course. Based on the information provided, the Board Members did not believe that the overall expenses would increase as a result of the Transaction. In addition, the Board Members recognized that the Nuveen funds may gain access to the retirement platform and institutional client base of TIAA-CREF, and the investors in the retirement platforms may roll their investments into one or more Nuveen funds as they exit their retirement plans. The enhanced distribution access may result in additional sales of the Nuveen funds resulting in an increase in total assets under management in the complex and a corresponding decrease in overall management fees if additional breakpoints at the fund-level or complex-wide level are met. Based on its review, the Board determined that the management fees and expenses under each New Advisory Agreement were reasonable.

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Further, other than from a potential reduction in the debt level of Nuveen Investments, Inc., the Board recognized that it is difficult to predict with any degree of certainty the impact of the Transaction on Nuveen’s profitability. Given the fee schedule was not expected to change under the New Advisory Agreements, however, the Independent Board Members concluded that each Fund Adviser’s level of profitability for its advisory activities under the respective New Advisory Agreements would continue to be reasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

1. The Original Advisory Agreements

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Nuveen funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement (as applicable) were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

2. The New Advisory Agreements

As noted, the Independent Board Members recognized that the fund-level and complex-wide schedules will not change under the New Advisory Agreements. Assets in the funds advised by TIAA-CREF or its current affiliates will not be included in the complex-wide fee calculation. Nevertheless, the Nuveen funds may have access to TIAA-CREF’s retirement platform and institutional client base. The access to this distribution network may enhance the distribution of the Nuveen funds which, in turn, may lead to reductions in management and sub-advisory fees if the Nuveen funds reach additional fund-level and complex-wide breakpoint levels. Based on their review, including the considerations in the annual review of the Original Advisory Agreements, the Independent Board Members determined that the fund-level breakpoint schedules and complex-wide fee schedule continue to be appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale under the New Advisory Agreements.

E. Indirect Benefits

1. The Original Advisory Agreements

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of the Adviser, which include fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research that may be useful to a Fund Adviser in managing the assets of the fund and other clients. Each Fund’s portfolio transactions are allocated by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the applicable Fund’s portfolio transactions. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the Funds and their shareholders to the extent the research enhances the ability of the Sub-Adviser to manage the Funds. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

2. The New Advisory Agreements

The Independent Board Members noted that, as the applicable policies and operations of the Fund Advisers with respect to the Nuveen funds were not anticipated to change significantly after the Transaction, such indirect benefits should remain after the Transaction. The Independent Board Members further noted the benefits the Transaction would provide to TIAA-CREF and Nuveen, including a larger-scale fund complex, certain

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shared services (noted above) and a broader range of investment capabilities, distribution capabilities and product line. Further, the Independent Board Members noted that Nuveen Investments, Inc. (the parent of the Adviser) would benefit from an improved capital structure through a reduction in its debt level.

F. Other Considerations for the New Advisory Agreements

In addition to the factors above, the Board Members also considered the following with respect to the Nuveen funds:

•	Nuveen would rely on the provisions of Section 15(f) of the 1940 Act. In this regard, to help ensure that an unfair burden is not imposed on the Nuveen funds, Nuveen has committed for a period of two years from the date of the closing of the Transaction (i) not to increase contractual management fee rates for any fund and (ii) not to raise expense cap levels for any fund from levels currently in effect or scheduled to go into effect prior to the Transaction. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

•	The Nuveen funds would not incur any costs in seeking the necessary shareholder approvals for the New Investment Management Agreements or the New Sub-Advisory Agreements (except for any costs attributed to seeking shareholder approvals of fund specific matters unrelated to the Transaction, such as election of Board Members or changes to investment policies, in which case a portion of such costs will be borne by the applicable funds).

•	The reputation, financial strength and resources of TIAA-CREF.

•	The long-term investment philosophy of TIAA-CREF and anticipated plans to grow Nuveen’s business to the benefit of the Nuveen funds.

•	The benefits to the Nuveen funds as a result of the Transaction including: (i) increased resources and support available to Nuveen as well as an improved capital structure that may reinforce and enhance the quality and level of services it provides to the funds; (ii) potential additional distribution capabilities for the funds to access new markets and customer segments through TIAA-CREF’s distribution network, including, in particular, its retirement platforms and institutional client base; and (iii) access to TIAA-CREF’s expertise and investment capabilities in additional asset classes.

G. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Original Advisory Agreement and New Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Original Advisory Agreements be renewed and the New Advisory Agreements be approved.

II.

Approval of Interim Advisory Agreements

At the April Meeting, the Board Members, including the Independent Board Members, unanimously approved for each Fund an interim advisory agreement (the “Interim Investment Management Agreement”) between the respective Fund and the Adviser and an interim sub-advisory agreement (the “Interim Sub-Advisory Agreement”) between the Adviser and the Sub-Adviser. If necessary to assure continuity of advisory services, each respective Interim Investment Management Agreement and Interim Sub-Advisory Agreement will take effect upon the closing of the Transaction if shareholders have not yet approved the corresponding New Investment Management Agreement or New Sub-Advisory Agreement. The terms of each Interim Investment Management Agreement and Interim Sub-Advisory Agreement are substantially identical to those of the corresponding Original Investment Management Agreement and New Investment Management Agreement and the corresponding Original Sub-Advisory Agreement and New Sub-Advisory Agreement, respectively, except for certain term and fee escrow provisions. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Funds under the respective Interim Investment Management Agreements and Interim Sub-Advisory Agreements are at least equivalent to the scope and quality of services provided under the applicable Original Investment Management Agreements and Original Sub-Advisory Agreements.

III.

Recent Developments

The Transaction closed on October 1, 2014. As of such date, new investment management agreements and new sub-advisory agreements took effect for those Nuveen funds that had obtained shareholder approval. For Nuveen funds that had not obtained shareholder approval as of such date, interim investment management agreements and interim sub-advisory agreements were put in place.

i	The Board recognized that the Adviser considered a fund to have outperformed or underperformed its benchmark if the fund’s performance was higher or lower than the performance of the benchmark by the following thresholds: for open-end funds (+/- 100 basis points for equity funds excluding index funds; +/- 30 basis points for tax exempt fixed income funds; +/- 40 basis points for taxable fixed income funds) and for closed-end funds (assuming 30% leverage) (+/- 130 basis points for equity funds excluding index funds; +/- 39 basis points for tax exempt funds and +/- 52 basis points for taxable fixed income funds).

Nuveen Investments	151

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $229 billion as of September 30, 2014.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MAN-FIDX-1014D        4924-INV-Y12-15

Mutual Funds

Nuveen Equity Funds

Annual Report October 31, 2014

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class R6	Class I

Nuveen Dividend Value Fund	FFEIX	FFECX	FEISX	FFEIX	FAQIX
Nuveen Mid Cap Value Fund	FASEX	FACSX	FMVSX	—	FSEIX
Nuveen Small Cap Value Fund	FSCAX	FSCVX	FSVSX	—	FSCCX

NUVEEN INVESTMENTS ACQUIRED BY TIAA-CREF

On October 1, 2014, TIAA-CREF completed its previously announced acquisition of Nuveen Investments, Inc., the parent company of your fund’s investment adviser, Nuveen Fund Advisors, LLC (“NFAL”) and the Nuveen affiliates that act as sub-advisers to the majority of the Nuveen Funds. TIAA-CREF is a national financial services organization with approximately $840 billion in assets under management as of October 1, 2014 and is a leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen expects to operate as a separate subsidiary within TIAA-CREF’s asset management business. Nuveen’s existing leadership and key investment teams have remained in place following the transaction.

NFAL and your fund’s sub-adviser(s) continue to manage your fund according to the same objectives and policies as before, and there have been no changes to your fund’s operations.

Must be preceded by or accompanied by a prospectus. NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

Over the past year, global financial markets were generally strong as stocks of many countries rose due to strengthening economies and abundant central bank support. A low and stable interest rate environment allowed the bond market to generate modest but positive returns.

More recently, markets have been less certain as economic growth is strengthening in some parts of the world, but in other areas recovery has been slow or uneven at best. Despite increasing market volatility, geopolitical turmoil and concerns over rising rates, better-than-expected earnings results and economic data have supported U.S. stocks. Europe continues to face challenges as disappointing growth and inflation measures led the European Central Bank to further cut interest rates. Japan is suffering from the burden of the recent consumption tax as the government’s structural reforms continue to steadily progress. Flare-ups in hotspots, such as the ongoing Russia-Ukraine conflict and Middle East, have not yet been able to derail the markets, though that remains a possibility. With all the challenges facing the markets, accommodative monetary policy around the world has helped lessen the impact of these events.

It is in such changeable markets that professional investment management is most important. Investment teams who have experienced challenging markets in the past understand how their asset class can behave in rapidly changing times. Remaining committed to their investment disciplines during these times is a critical component to achieving long-term success. In fact, many strong investment track records are established during challenging periods because experienced investment teams understand that volatile markets place a premium on companies and investment ideas that can weather the short-term volatility. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

December 22, 2014

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen Dividend Value Fund

Nuveen Mid Cap Value Fund

Nuveen Small Cap Value Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments Inc.

Cori Johnson, CFA, and Derek Sadowsky, CFA, are the portfolio managers for the Nuveen Dividend Value Fund. Cori assumed portfolio management responsibilities in 1996 while Derek became a co-manager on the management team in 2012.

Karen Bowie, CFA, and David Chalupnik, CFA, are co-portfolio managers of the Nuveen Mid Cap Value Fund. They assumed portfolio management responsibilities for the Fund in 2012.

Karen Bowie is also the portfolio manager for the Nuveen Small Cap Value Fund. She assumed portfolio management responsibilities for the Fund in 2006.

On the following pages, the portfolio management teams for the Funds examine economic and market conditions, key investment strategies and the Funds’ performance for the twelve-month reporting period ended October 31, 2014.

What factors affected the U.S. economy and the financial markets during the twelve-month reporting period ended October 31, 2014?

During this reporting period, the U.S. economy continued to expand at a moderate pace. The Federal Reserve (Fed) maintained efforts to bolster growth and promote progress toward its mandates of maximum employment and price stability by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. At its October 2014 meeting, the Fed announced that it would end its bond-buying stimulus program as of November 1, 2014, after tapering its monthly asset purchases of mortgage-backed and longer-term Treasury securities from the original $85 billion per month to $15 billion per month over the course of seven consecutive meetings (December 2013 through September 2014). In making the announcement, the Fed cited substantial improvement in the outlook for the labor market since the inception of the current asset purchase program as well as sufficient underlying strength in the broader economy to support ongoing progress toward maximum employment in a context of price stability. The Fed also reiterated that it would continue to look at a wide range of factors, including labor market conditions, indicators of inflationary pressures and readings on financial developments, in determining future actions, saying that it would likely maintain the current target range for the fed funds rate for a considerable time after the end of the asset purchase program, especially if projected inflation continues to run below the Fed’s 2% longer-run goal. However, if economic data shows faster progress toward the Fed’s employment and inflation objectives than currently anticipated, the Fed indicated that the first increase in the fed funds rate since 2006 could occur sooner than expected.

In the third quarter of 2014, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at a 3.9% annual rate, compared with -2.1% in the first quarter of 2014 and 4.6% in the second quarter. Third-quarter growth was attributed in part to expanded business investment in equipment and a major increase in military spending. The Consumer Price Index (CPI) rose 1.7% year-over-year as of October 2014, while the core CPI (which excludes food and energy) increased 1.8% during the same period, below the Fed’s unofficial longer term inflation objective of 2.0%. As of October 2014, the national unemployment rate was 5.8%, the lowest level since July 2008, down from the 7.2% reported in October 2013, marking the ninth consecutive month in which the

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

economy saw the addition of more than 200,000 new jobs. The housing market continued to post gains, although price growth has shown signs of deceleration in recent months. The average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 4.9% for the twelve months ended September 2014 (most recent data available at the time this report was prepared), putting home prices at fall 2004 levels, although they continued to be down 15%-17% from their mid-2006 peaks.

As investor sentiment and risk aversion fluctuated throughout the reporting period, U.S. equities across the risk spectrum posted generally positive returns supported by solid corporate earnings, positive economic reports and continued accommodative monetary policy. During the first few months of this reporting period, the financial markets were unsettled in the aftermath of widespread uncertainty about the future of the Fed’s quantitative easing program. Also contributing to investor concern was Congress’s failure to reach agreement on the Fiscal 2014 federal budget, which had triggered sequestration, or automatic spending cuts and a 16-day federal government shutdown in October 2013. As we moved into 2014, investors quickly shook off these issues and the current bull market in the U.S. entered its sixth year. Then, midway through the first calendar quarter, investors grew concerned about the dampening effects of severe winter weather on near-term growth, firmer language from the Fed regarding potential stimulus withdrawal and mounting tensions with Russia over its territorial assertions in Ukraine. The stock market experienced a rather quick and dramatic rotation away from higher growth, higher price/earnings ratio stocks that had performed so well in 2013 and into more defensive, value-oriented stocks. As we moved into the spring and summer months, equity markets again hit new highs as U.S. data improved and policy uncertainty was reduced. Market volatility declined to levels near historical lows prompting some concern from market analysts and policymakers who believed that investors may be growing overly complacent. As conditions improved on the domestic front, however, global growth was called into question as China and the emerging markets slowed, while Europe slipped back into a recession. The U.S. dollar strengthened dramatically, which weighed on the prices of all commodities. Oil prices experienced a dramatic decline from their early-June high of approximately $105/barrel and ended the reporting period at approximately $85/barrel (source: West Texas Intermediate). In October 2014, the final month of the reporting period, market volatility spiked again as concerns intensified over global growth, geopolitical tensions in the Middle East and interest rates. Equities sold off through mid-month, before rebounding again with the S&P 500® Index, the Dow Jones Industrial Average and Nasdaq Composite ending this reporting period at all-time highs.

Despite all of the crosscurrents in the markets, U.S. large-cap stocks posted a 17.27% twelve-month return as measured by the S&P 500® Index. The market saw a wide divergence of results among the various sectors, however, as areas such as health care and utilities performed strongly during the reporting period, while the energy segment sold off dramatically. Returns were also sharply divided across the capitalization spectrum as larger, more established companies outperformed riskier, smaller-cap stocks by nearly 10%. Smaller-cap stocks were more negatively impacted by the combination of growing risk aversion and the general sense that eventual Fed tightening would remove liquidity from the market. Despite several sell-offs during the twelve-month reporting period, however, the small-cap segment was still able to produce an 8.06% return as measured by the Russell 2000® Index. On the other hand, non-U.S. equity markets were a sea of red as nearly all developed and emerging markets underperformed U.S. equities. European markets fell in the midst of growing deflationary pressures, faltering economic growth and the rapidly depreciating euro. Developed markets outside of the U.S. posted a twelve-month return of -0.17% as measured by the MSCI EAFE Index. Emerging markets, which had outpaced their developed counterparts since March, tumbled in September in response to dollar strength, weak China data and the possibility of an earlier-than-expected Fed rate hike. The MSCI Emerging Markets Index narrowly outperformed developed markets with a 0.98% twelve-month return.

Nuveen Dividend Value Fund

How did the Fund perform during the twelve-month reporting period ended October 31, 2014?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Fund for the one-year, five-year and ten-year periods ended October 31, 2014. The Fund’s Class A Shares at net asset value (NAV) underperformed the Russell 1000® Value Index and the Lipper Equity Income Funds Classification Average.

What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?

During the reporting period, we continued to implement the Fund’s disciplined investment strategy. We seek to achieve consistent, long-term outperformance with lower volatility by building and managing a portfolio diversified between sustainable and

6	Nuveen Investments

opportunistic holdings with a focus on what we believe are attractively valued companies with above average current income or dividend growth. We use an integrated, multi-perspective research and analysis approach that involves a team of portfolio managers, fundamental research analysts and quantitative analysts. The Fund’s holdings exhibit attractive valuations and identifiable catalysts that we believe will drive future stock appreciation. The Fund is also actively managed in an effort to minimize distributed capital gains and maximize after-tax returns using a typical investment horizon of at least two to three years. We adhere to portfolio guidelines to manage volatility and maintain diversification, generally selling a security if it no longer is expected to meet our dividend growth or price appreciation expectations or if we find a better alternative in the marketplace.

The Fund underperformed versus its benchmarks primarily due to stock selection issues in the financial, industrials, consumer discretionary and information technology sectors. In financials, part of the Fund’s shortfall was the result of an underweight in diversified financial services companies as this area outperformed during the reporting period. Our overweight in regional banks also detracted as the yield curve flattened, pressuring sentiment around these names. The flattening yield curve also negatively impacted our commercial mortgage real estate holdings. Given the positive loan growth we are seeing at regional banks and expectations for improved commercial construction, we maintained our positions in these sectors. In terms of specific holdings, the Fund’s underweight position in Wells Fargo & Company, which is quite a large weight in the benchmark, proved detrimental as the stock significantly outperformed the group. The Fund remained underweight in Wells Fargo as we believed other banks had better growth prospects and were trading at cheaper valuations. Also, a position in State Street Corporation underperformed as the company was negatively impacted by the decline in Treasury yields as well as higher-than-expected expenses. We eliminated the Fund’s position in State Street as we believed other regional banks offered more compelling value and expense control.

Two electrical equipment companies in the industrials sector negatively impacted the Fund’s performance during the reporting period. Eaton underperformed as the company announced it would not spin off its hydraulics business, while providing guidance for lower electrical margins. We continued to maintain our position as we believed most of the negative news was reflected in Eaton’s share price, while earnings and cash flow growth should still be robust over the next couple of years. Regal Beloit was negatively affected by a weak heating, ventilation and air conditioning season as mild weather resulted in a buildup of inventories. Partially offsetting these results, a position in aerospace and defense firm General Dynamics Corporation performed well in the Fund. General Dynamics benefited from strong orders for its new business jet, in addition to expectations for greater defense spending by the U.S. government as terrorist activity in the Middle East increased.

In the consumer discretionary sector, performance was hindered by our positions in electronics retailer Best Buy Company Inc. and office supply chain Staples Inc. Best Buy was weighed down by first quarter earnings that fell short of investors’ bullish expectations. However, since the first quarter, we have seen Best Buy report stronger sales and earnings. We maintained the Fund’s position in Best Buy as the company continues to execute on its turnaround plan to cut costs and improve its product offerings to better compete with online and brick and mortar competitors. Staples was also negatively impacted by poor sales during the first quarter, which we believed were partly due to the wet and cold winter weather and a lack of consolidation by industry peers. During the most recent quarter, Staples reported better-than-expected earnings and cash flows and announced additional store closings. We believe Staples will likely continue to benefit from industry restructuring and better small business growth, which should help the company’s sales and earnings growth and lead to improved valuation.

Within the technology sector, a position in antivirus and security software firm Symantec Corporation lagged during the reporting period. Symantec reported disappointing earnings as its new CEO restructured the company’s sales force, which resulted in some revenue disruptions. Shares fell even further in March after the company’s board of directors abruptly fired the CEO, which marked the second time this has happened in the past three years. Given the lack of direction at Symantec, we sold out of the Fund’s position completely during the reporting period. Also, a position in CA Technologies Inc. weighed on results. CA Technologies, which provides organizations with software and software-as-a-service (SaaS) solutions to help manage and secure complex IT environments, underperformed due to lackluster results as bookings and margins came in below expectations. Investors appeared to be awaiting more evidence that the company’s cost and sales restructurings would deliver results. However, we maintained our position as we believed it was still early in the company’s transformation. We anticipated that strong cash flow would support CA Technologies’ stock until new product introductions were announced. While not enough to offset these weak results, our position in Apple Inc. performed very well during the reporting period as the stock rebounded from a difficult year in 2013. Investors appeared to have renewed interest in Apple after the company announced a 7-for-1 stock split and released new products including two iPhone 6 models, a new mobile wallet service called Apple Pay and an Apple Watch.

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

Results were mixed in the energy sector. The Fund’s ongoing overweight position in Golar LNG Limited proved beneficial as the company closed on the signing of its first contract for a floating liquefied natural gas (LNG) ship with Cameroon. In addition, Golar moved forward on building a second floating LNG ship and we expect another contract for its service to be signed within the next twelve months. These ships will be delivered in 2017 and 2018 and will have a meaningful impact on Golar’s earnings growth. As global oil prices have declined, we believe these less capital-intensive floating LNG plants will become more attractive to gas companies. However, an out-of-index holding we added to the Fund during the reporting period, onshore oil and natural gas exploration and production (E&P) firm SM Energy Company, offset these positive results. We added this position because we thought the company could benefit from an improved production profile over the next couple of years. We believed investors were not fully valuing the volume growth that SM Energy could achieve. However, SM Energy shares fell to a 52-week low, as dramatically falling oil prices put pressure on the entire E&P industry. In addition, SM Energy announced disappointing drilling and production results, which resulted in us selling out of the Fund’s position completely.

The Fund experienced favorable results in the telecommunications sector, primarily due to its lack of exposure to telecom giant AT&T Inc. The company’s shares were under pressure as it reported a net loss of cell phone subscribers and then launched a bid for satellite television operator DirecTV in May. Also, performance was aided by our holding of telecommunications provider CenturyLink Inc. Investor sentiment improved regarding CenturyLink given recent evidence that the company would not look to make a large acquisition. An additional catalyst for CenturyLink was the announcement that one of its peers would transform into a real estate investment trust (REIT), thereby improving sentiment in the entire telecommunications sector. We continued to believe CenturyLink’s business had stabilized and its cloud business offering could provide additional upside.

In the health care sector, the Fund was aided by positions in AstraZeneca PLC and Covidien PLC. AstraZeneca benefited as Pfizer announced it was interested in acquiring the company during the first quarter of 2014. Prior to the announcement, AstraZeneca had already been outperforming due to its improving pipeline as it is one of several firms that has a PD-1 cancer drug in development. Shares of medical device and supply company Covidien advanced after Medtronic made an offer to buy the company for roughly a 30% premium. Covidien develops and manufactures health care products designed for clinical and home use such as ventilators, feeding pumps and surgical equipment. At the same time, however, pharmaceutical holding GlaxoSmithKline PLC underperformed as management lowered expectations for 2015 earnings growth. However, we maintained the Fund’s position in GlaxoSmithKline as we believed its shares were already discounting much of the bad news. In addition, any news on new drug pipeline developments or corporate restructuring should be a positive catalyst for this stock.

Nuveen Mid Cap Value Fund

How did the Fund perform during the twelve-month reporting period ended October 31, 2014?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Fund for the one-year, five-year and ten-year periods ended October 31, 2014. The Fund’s Class A Shares at net asset value (NAV) outperformed the Lipper Mid-Cap Value Funds Classification Average, but underperformed the Russell Midcap® Value Index.

What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?

The Fund seeks to provide long-term capital appreciation by investing primarily in the common stocks of companies with market capitalizations at the time of purchase between approximately $1.6 billion and $29.8 billion. During the reporting period, we continued to implement the Fund’s investment process of selecting mid-cap companies that we believed were undervalued relative to other companies in the same industry or market. These companies demonstrated or are expected to demonstrate improving fundamentals and have an identifiable catalyst that could close the gap between market value and our perception of fair value. We look for companies that generate strong free cash flow, which allows them to pay down debt, increase dividends, repurchase shares or engage in merger and acquisition (M&A) activities. At the same time, we identify a short- or long-term catalyst we can track and monitor over time that could potentially propel each stock to realize its value. Generally, we sell a holding if the stock price reaches its target, the company’s fundamentals or competitive position significantly deteriorate or if a better alternative exists in the marketplace.

The Fund outperformed its Lipper classification average, but underperformed its Russell Midcap® Value benchmark during the reporting period. While the Fund benefited from solid stock selection in several sectors, a significant overweight in the consumer

8	Nuveen Investments

discretionary sector was a main detractor to its relative results. Beginning with the former, we most notably added value through our stock selection in the industrials sector with holdings such as Southwest Airlines Co. and Delta Air Lines Inc. The airline industry as a whole continued to benefit from strong passenger revenue growth, cost controls, fairly stable energy prices and free cash flow. The free cash flow has been used to pay down debt, initiate or increase dividends and buy back shares. Not only has Southwest participated in the positive industry trends, it has consistently reported figures that have met or exceeded consensus estimates, ultimately driving the share price higher during the reporting period. Delta also participated in the airline industry trends and we continue to believe its outlook remains favorable as external factors ease, such as fears around the Ebola virus and Europe’s economic conditions, along with idiosyncratic factors such as capacity discipline at the airline.

The materials sector was another key contributor to the Fund’s relative performance. During the earlier portion of the reporting period, we held a position in Domtar Corporation, a paper products manufacturer. Domtar’s share price rallied as the company benefited from an improving pricing environment and the announcement of its acquisition of adult diaper manufacturer Indas. As our catalysts played out and the stock approached fair value, we proceeded to exit our position. In the consumer staples sector, which is a relatively small component of the benchmark and also the Fund, we have typically held an underweight or no exposure at all depending on the market environment. Of the two holdings we owned in the space during this reporting period, coffee roaster/K-cup maker Keurig Green Mountain Inc. was the greatest contributor, both within the sector as well as the overall portfolio. We sold the Fund’s position in Keurig Green Mountain during the second quarter as the stock approached our target price and the risk/reward profile became more balanced.

The information technology sector, as a whole, was additive to the Fund’s relative performance during the reporting period. Video game developer and distributor Electronic Arts Inc. performed exceptionally well as several drivers came to fruition. The company’s new CEO focused on discontinuing less profitable video games and expanding the reach of more popular games, ultimately leading to the stronger financials that Electronic Arts exhibited. Autodesk Inc., a 3D design software company, was another positive contributor within the information technology space. Earlier in the reporting period, Autodesk benefited from the improving construction and manufacturing industries in North America and Europe as well as the conversion of its user base to an annual subscription model. However, we sold the holding and took profits toward the end of the reporting period as we had concerns about the company’s international exposure, including the fact that any further deterioration in Europe’s economy could negatively impact the stock.

In the midst of a challenging environment in the consumer discretionary sector, the Fund had several companies that outperformed. Our position in Foot Locker Inc. performed well during the reporting period as the company consistently executed throughout the year and became a best-in-class athletic specialty retailer. Foot Locker’s quarterly figures such as earnings per share, comp-store sales and margins have met or exceeded expectations. We remain bullish on the stock and continue to hold it in the Fund. Royal Caribbean Cruises Ltd. was another strong contributor as the company remained an industry pricing standout, with pricing up 9-10% in July for sailings in the one- to six-month time frame. During the third quarter, Royal Caribbean also announced a 20% dividend hike to $0.30 per share. We remain optimistic about the profitability prospects of the company’s new ships on order, as well as outperformance in the current fleet.

Relative underperformance within the consumer discretionary sector was primarily driven by allocation effect or having an average overweight of approximately 8% during the reporting period. In the first quarter, the sector was hurt by severe winter weather across much of the nation. We deemed this setback as temporary and maintained the Fund’s overweight. As the reporting period progressed and we saw improvement in U.S. economic growth, the sector once again struggled to gain its footing as many of the reported figures came in below consensus expectations. While the Fund’s overweight to the discretionary sector has fluctuated during the reporting period, we remain overweight as underlying trends in the space have continued to attract our attention including M&A activity, potential turnaround stories and other idiosyncratic catalysts.

At the stock level, some of the greatest detractors in consumer discretionary included Staples Inc., Liberty Media Corporation and J.C. Penney Company Inc. Office supply chain Staples was negatively impacted by poor sales, which we believe were partly due to the cold weather and a slower-than-expected merger between two of its industry peers. Although we continued to believe the office supply industry would restructure and, more broadly, that U.S. employment would improve, we saw increased competition from other retailers who continued to build out their office supply offerings. This put additional pressure on Staples and we eventually sold our position. We also eliminated the Fund’s position in Liberty Media Corporation during the second quarter as we saw limited

Nuveen Investments	9

Portfolio Managers’ Comments (continued)

upside. Liberty Media’s share price deteriorated during the reporting period as the value of its stakes in Sirius XM Holdings and Charter Communications declined, each for its own reasons. In August, J.C. Penney posted its third consecutive earnings-per-share (EPS) beat and had a relatively good back-to-school season. However, its stock pulled back in October as management indicated September sales were softer than planned. We believed the September results were too narrow of a scope and there was some overreaction. We continued to hold the stock as we remain confident in management’s three-year plan to restore J.C. Penney to profitability; in fact, we believe the company may hit its targets by 2016.

While Keurig Green Mountain contributed favorably in consumer staples, our other position, Nu Skin Enterprises Inc., detracted from performance. We held this developer and marketer of anti-aging skincare products and nutritional supplements during the first portion of the reporting period. After being riddled with accusations of improper selling practices in its largest market of China, Nu Skin’s stock declined sharply. With the deteriorating risk/reward profile, we decided to sell our position. Broadly speaking, the energy sector detracted from the Fund’s relative performance during the reporting period. Nabors Industries Ltd, a natural gas and geothermal drilling contractor, was the largest drag on performance. As with many other companies in this sector and industry, Nabors Industries felt the impact of declining commodity prices between July and October, particularly WTI Crude Oil (-22%) and Brent Crude Oil (-23%); however, we continue to hold onto our position. Although stock selection was beneficial overall in the financial sector, Genworth Financial Inc. was one of the Fund’s most significant detractors. The company’s second quarter earnings miss was fueled by subpar long-term care results. We have since sold the Fund’s position in Genworth Financial.

Nuveen Small Cap Value Fund

How did the Fund perform during the twelve-month reporting period ended October 31, 2014?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Fund for the one-year, five-year and ten-year periods ended October 31, 2014. The Fund’s Class A Shares at net asset value (NAV) outperformed the Russell 2000® Value Index and the Lipper Small-Cap Value Funds Classification Average.

What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?

The Fund seeks to provide long-term capital appreciation by investing primarily in the common stocks of companies with market capitalizations of $143 million to $4.5 billion at the time of purchase. During the reporting period, we continued to focus on building a well-diversified portfolio of small-cap stocks from companies with strengthening balance sheets and free cash flow characteristics. We also continued to target companies with sound business models and strong competitive advantages that we believe can gain market share opportunistically in the current environment. We remained committed to our approach of investing in quality companies that are trading at a discount to both intrinsic and relative value metrics.

Given the dramatic swings in sector leadership throughout the reporting period, our bottom-up investment process proved beneficial as stock selection was the primary driver behind the Fund’s strong relative performance versus the Russell benchmark and Lipper peers. From a top-down standpoint, the Fund outperformed in six of the ten sectors with the strongest stock selection found in technology, industrials, financial services and materials.

Technology was the Fund’s top-performing sector as it experienced strong results from our positions in TriQuint Semiconductor Inc., Applied Optoelectronics Inc. and Constant Contact Inc. Specialty semiconductor manufacturer TriQuint Semiconductor, which primarily serves the higher-end smart phone market, continued to benefit from its current product positioning, margin improvement metrics per product mix and cost reductions. At the same time, the company announced a synergistic merger with industry competitor RF Micro Devices, which will further strengthen its competitive positioning. In order to manage the Fund’s risk/reward in this holding, we lightened up on our position size in TriQuint Semiconductor. Applied Optoelectronics, a specialty manufacturer of optical components serving the global telecommunications and data center markets, benefited from a solid quarterly milestone and guided for greater-than-anticipated growth from the data center segment by adding an additional high profile customer. Although Applied Optoelectronics’ stock came under pressure later in the reporting period, we continued to hold our position as we believed the company would benefit from solid growth from its large data center clients and the rollout of higher capacity bandwidth in select U.S. metro areas. In addition, shares of Constant Contact, a leading provider of software-as-a-service (SaaS) marketing tools

10	Nuveen Investments

designed for small businesses, advanced strongly during the reporting period. Constant Contact benefited from a successful initial rollout of its tiered pricing strategy for new customers and consequently an improvement in its annual guidance. We had added to our position in this stock prior to its favorable results when the company was caught in the downdraft of the entire SaaS industry.

Within the industrial sector, the Fund saw strong results from Saia Inc., a North American based trucking company that provides a wide range of logistic services. The company continued to report solid fundamentals driven by pricing power and tonnage growth despite noise surrounding above-normal insurance claim severity. However, based on stretched valuation metrics and limited catalyst visibility, we sold the Fund’s position in Saia after its second quarter report. Workplace furniture manufacturer Steelcase Inc. also saw its shares advance strongly after the company announced double-digit growth in its second quarter net income, its most profitable results in a decade. We added to our position in Steelcase given the positive operational data points. In addition, we saw favorable results from leading domestic uniform rental company G&K Services Inc., which we repurchased during the reporting period. G&K’s stock traded off from fall 2013 into spring of 2014, providing an attractive re-entry valuation, combined with catalysts such as: a special dividend, margin improvements, organic sales initiatives and improving domestic employment numbers. These catalysts played out over the months as the company’s organic growth rate improved along with slightly better pricing and good cost control, which drove margin improvement. While we haven’t yet seen a noticeable benefit from broader employment trends, we anticipate seeing continued solid margin improvements and organic growth regardless.

In the materials sector, the Fund saw strong results from Headwaters Inc., a manufacturer of building products and materials to both the residential and non-residential markets primarily in the U.S. Headwaters continued to show above-consensus margin expansion per strength in its heavy construction segment with emerging potential from its exposure to the residential new build and repair/remodel segments.

Stock selection in the financial sector was also a bright spot as the Fund’s performance was driven by our positioning for an improving U.S. economy. The Fund benefited from a position in Customers Bancorp Inc., a regional bank found in Pennsylvania, New York and New Jersey that experienced favorable growth in its commercial loan portfolio coupled with strong core deposit growth. These trends, combined with a below-peer valuation, made this an attractive stock. Additionally, EverBank Financial Corp. was a solid performer for the Fund as the company showed significant progress in growing its commercial lending platform, which will help to diversify its heavy exposure to mortgages.

Two other holdings outperformed despite the fact that their sectors detracted overall in the Fund. In the consumer discretionary sector, the Fund benefited from a position in Einstein Noah Restaurant Group Inc., a bagel specialty restaurant owner and operator. The company was acquired by a private equity group in late September. Also, NxStage Medical Inc., a leading provider of home hemodialysis (HHD) equipment, performed well during the period. After producing disappointing topline growth over the previous three years, the company reported a reacceleration of HHD growth in the fourth quarter. We bought NxStage in early 2014 around the thesis that overall demand was solid while the company also had a series of internal initiatives that could improve topline growth further. These initiatives involved a series of product approvals in 2014 and 2015 and resulting product launches as well as direct-to-patient (DTP) advertising to drive HHD volumes. So far, we have seen some topline growth improvement driven by DTP advertising; however, we are hoping to see even more benefits from these efforts, product launches and a new initiative called NxStage Kidney Care in 2015.

From a top-down standpoint, the primary detractors during the reporting period were found in the consumer discretionary, utilities, health care and energy sectors. Two holdings from the consumer discretionary sector weighed on the Fund’s results. Branded apparel manufacturer Perry Ellis International Inc. experienced a tough period from September through December 2013 due to order push-backs, weather challenges and end-client transitions that lowered top-line and bottom-line results and guidance going into 2014. We exited the Fund’s position in Perry Ellis as we awaited stabilization in the company’s orders and gross margins. Also, shares of Bob Evans Farms, Inc., a full-service restaurant and food products firm, experienced a volatile period. Better-than-expected same-store results in spite of weather impacts were not enough to offset one-time cost pressures including plant start-up costs and sow price increases. Viewing the aforementioned setbacks as temporary, we remained constructive on this branded company.

The Fund experienced underperformance in the utilities sector due to a combination of stock selection and being underrepresented in the sector, especially given the strength in natural gas and wholesale power prices experienced in the early stages of calendar year

Nuveen Investments	11

Portfolio Managers’ Comments (continued)

2014 due to the polar vortex weather conditions. Our long-term investment in Southwest Gas Corporation, a natural gas distribution regulated utility with key trade areas in Nevada and Arizona, lagged the overall segment. The company reported a stalling earnings growth rate due to project delays from its non-regulated construction subsidiary, which installs new and replacement natural gas infrastructure across the country. Given the lack of catalysts to propel further multiple expansion, we exited Southwest Gas.

Hanger, Inc., a leading orthotic and prosthetic health care services company, was a detractor within the health care sector due to one-time items related to a pilot program impacting fourth quarter 2013 earnings and 2014 guidance. We sold this position in August 2014.

This reporting period was difficult for the energy sector as macro headwinds in the form of slowing growth in Europe and the emerging markets led the U.S. dollar to strengthen and oil prices to drop dramatically. Both the energy services and exploration and production (E&P) industries within the energy sector fell by more than 20%. Several of our Fund’s E&P and E&P-related holdings were significant detractors during this reporting period, falling even more than the industry as a whole. For example, Energy XXI Limited, a Gulf of Mexico centric E&P company, saw its shares decline during the reporting period. Freshly coming off a strategic merger with another Gulf of Mexico producer, the company delivered production profile guidance that was below expectations for the combined entity. Given our belief that the inflection point for a potential turnaround in this story was pushed out six months, in conjunction with the added risk of additional balance sheet leverage, we sold the Fund’s position in Energy XXI. Two other oil and gas E&P companies, Callon Petroleum Company and Bill Barrett Corporation, saw their shares sell off more than the overall segment because they have more leverage on their balance sheets than other comparable companies. However, we have maintained both positions as we head into 2015 because we believe Callon Petroleum’s Midland Basin acreage is well positioned for growth, while Bill Barrett continues to improve its balance sheet by selling off acreage and consolidating its asset base. Another detractor in the energy sector was Dawson Geophysical Company, a North American based provider of seismic data collection services for the E&P industry. The company experienced delays in projects commencing from its backlog. Although Dawson Geophysical took action to right-size its field operations to match the current environment, we sold the Fund’s position, subsequent to the close of this reporting period, as we believed improving demand for the company’s services had been pushed out, given the drop in oil prices.

12	Nuveen Investments

Risk Considerations

Nuveen Dividend Value Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Dividends are not guaranteed. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as credit, derivatives, high yield securities, and interest rate risks, are described in detail in the Fund’s prospectus.

Nuveen Mid Cap Value Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in mid-cap companies are subject to greater volatility than those of larger companies, but may be less volatile than investments in smaller companies. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as derivatives risk, are described in detail in the Fund’s prospectus.

Nuveen Small Cap Value Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as derivatives risk, are described in detail in the Fund’s prospectus.

Nuveen Investments	13

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14	Nuveen Investments

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect an agreement by the investment adviser to waive certain fees and/or reimburse expenses during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	15

Fund Performance and Expense Ratios (continued)

Nuveen Dividend Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of October 31, 2014

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	10.78%	15.50%	8.50%
Class A Shares at maximum Offering Price	4.38%	14.13%	7.86%
Russell 1000® Value Index	16.46%	16.49%	7.90%
S&P 500® Index	17.27%	16.69%	8.20%
Lipper Equity Income Funds Classification Average	12.58%	14.57%	7.88%

Class C Shares	10.01%	14.64%	7.69%
Class R3 Shares	10.59%	15.21%	8.22%
Class I Shares	11.11%	15.80%	8.77%

	Average Annual
	1-Year	Since Inception
Class R6 Shares	11.23%	17.98%

Average Annual Total Returns as of September 30, 2014 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	13.60%	14.71%	8.44%
Class A Shares at maximum Offering Price	7.09%	13.36%	7.80%
Class C Shares	12.70%	13.84%	7.64%
Class R3 Shares	13.27%	14.41%	8.16%
Class I Shares	13.85%	14.99%	8.71%

	Average Annual
	1-Year	Since Inception
Class R6 Shares	13.90%	17.92%

Since inception return for Class R6 Shares is from 2/28/13. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

16	Nuveen Investments

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Expense Ratios	1.13%	1.88%	1.38%	0.80%	0.88%

Growth of an Assumed $10,000 Investment as of October 31, 2014 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	17

Fund Performance and Expense Ratios (continued)

Nuveen Mid Cap Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of October 31, 2014

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	14.65%	15.07%	8.22%
Class A Shares at maximum Offering Price	8.06%	13.71%	7.58%
Russell Midcap® Value Index	16.18%	19.19%	10.29%
Lipper Mid-Cap Value Funds Classification Average	12.01%	16.90%	8.81%

Class C Shares	13.78%	14.21%	7.42%
Class R3 Shares	14.35%	14.79%	7.95%
Class I Shares	14.95%	15.35%	8.49%

Average Annual Total Returns as of September 30, 2014 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	15.99%	13.55%	8.20%
Class A Shares at maximum Offering Price	9.34%	12.21%	7.56%
Class C Shares	15.13%	12.70%	7.38%
Class R3 Shares	15.69%	13.26%	7.93%
Class I Shares	16.26%	13.82%	8.46%

Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.39%	2.14%	1.64%	1.13%
Net Expense Ratios	1.33%	2.08%	1.58%	1.08%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through February 28, 2015, so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, do not exceed 1.34%, 2.09%, 1.59% and 1.09% for Class A, Class C, Class R3 and Class I Shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

18	Nuveen Investments

Growth of an Assumed $10,000 Investment as of October 31, 2014 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	19

Fund Performance and Expense Ratios (continued)

Nuveen Small Cap Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of October 31, 2014

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	9.61%	17.91%	8.40%
Class A Shares at maximum Offering Price	3.28%	16.53%	7.75%
Russell 2000® Value Index	7.89%	16.15%	7.81%
Lipper Small-Cap Value Funds Classification Average	7.47%	16.16%	8.33%

Class C Shares	8.81%	17.05%	7.59%
Class R3 Shares	9.38%	17.63%	8.14%
Class I Shares	9.89%	18.20%	8.66%

Average Annual Total Returns as of September 30, 2014 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	7.29%	15.11%	8.01%
Class A Shares at maximum Offering Price	1.14%	13.75%	7.37%
Class C Shares	6.50%	14.25%	7.21%
Class R3 Shares	7.00%	14.82%	7.76%
Class I Shares	7.59%	15.39%	8.28%

Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.56%	2.31%	1.81%	1.31%
Net Expense Ratios	1.49%	2.24%	1.74%	1.24%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through February 28, 2016, so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, do not exceed 1.40%, 2.15%, 1.65% and 1.15% for Class A, Class C, Class R3 and Class I Shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

20	Nuveen Investments

Growth of an Assumed $10,000 Investment as of October 31, 2014 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	21

Holding

Summaries as of October 31, 2014

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen Dividend Value Fund

Fund Allocation

(% of net assets)

Common Stocks	99.1%
Investments Purchased with Collateral from Securities Lending	15.7%
Short-Term Investments	0.8%
Other Assets Less Liabilities	(15.6)%

Portfolio Composition

(% of net assets)

Oil, Gas & Consumable Fuels	13.2%
Banks	12.8%
Pharmaceuticals	9.7%
Insurance	4.7%
Real Estate Investment Trust	4.2%
Chemicals	3.9%
Specialty Retail	3.7%
Industrial Conglomerates	3.7%
Semiconductors & Semiconductor Equipment	3.1%
Aerospace & Defense	3.1%
Computers & Peripherals	2.8%
Electrical Equipment	2.7%
Diversified Telecommunication Services	2.5%
Electric Utilities	2.5%
Software	2.4%
Media	2.3%
Consumer Finance	2.2%
Other Industries	19.6%
Investments Purchased with Collateral from Securities Lending	15.7%
Short-Term Investments	0.8%
Other Assets Less Liabilities	(15.6)%

Top Five Common Stock Holdings

(% of net assets)

General Electric Company	3.7%
Exxon Mobil Corporation	3.0%
Pfizer Inc.	3.0%
Merck & Co., Inc.	2.3%
Chevron Corporation	2.3%

22	Nuveen Investments

Nuveen Mid Cap Value Fund

Fund Allocation

(% of net assets)

Common Stocks	99.2%
Investments Purchased with Collateral from Securities Lending	17.7%
Short-Term Investments	0.6%
Other Assets Less Liabilities	(17.5)%

Portfolio Composition

(% of net assets)

Real Estate Investment Trust	9.3%
Specialty Retail	7.7%
Banks	6.6%
Insurance	5.9%
Capital Markets	5.4%
Health Care Providers & Services	4.8%
Oil, Gas & Consumable Fuels	3.9%
Software	3.8%
Hotels, Restaurants & Leisure	3.7%
Health Care Equipment & Supplies	3.4%
Electric Utilities	3.3%
IT Services	3.3%
Computers & Peripherals	3.2%
Airlines	3.2%
Multi-Utilities	2.7%
Metals & Mining	2.2%
Consumer Finance	2.1%
Machinery	2.1%
Chemicals	1.9%
Commercial Services & Supplies	1.9%
Other Industries	18.8%
Investments Purchased with Collateral from Securities Lending	17.7%
Short-Term Investments	0.6%
Other Assets Less Liabilities	(17.5)%

Top Five Common Stock Holdings (% of net assets)

Sempra Energy	2.7%
Best Buy Co., Inc.	2.4%
Edison International	2.4%
Invesco LTD	2.3%
Hartford Financial Services Group, Inc.	2.3%

Nuveen Investments	23

Holding Summaries as of October 31, 2014 (continued)

Nuveen Small Cap Value Fund

Fund Allocation

(% of net assets)

Common Stocks	98.6%
Investments Purchased with Collateral from Securities Lending	11.0%
Short-Term Investments	6.1%
Other Assets Less Liabilities	(15.7)%

Portfolio Composition

(% of net assets)

Banks	14.8%
Real Estate Investment Trust	11.8%
Insurance	4.7%
Capital Markets	4.7%
Communications Equipment	4.0%
Construction & Engineering	3.6%
Internet Software & Services	3.6%
Electric Utilities	3.5%
Specialty Retail	3.4%
Semiconductors & Semiconductor Equipment	3.2%
Professional Services	3.1%
Health Care Equipment & Supplies	3.1%
Commercial Services & Supplies	2.8%
Oil, Gas & Consumable Fuels	2.8%
Thrifts & Mortgage Finance	2.6%
Health Care Providers & Services	2.2%
Electrical Equipment	2.1%
Machinery	1.9%
Metals & Mining	1.8%
Other Industries	18.9%
Investments Purchased with Collateral from Securities Lending	11.0%
Short-Term Investments	6.1%
Other Assets Less Liabilities	(15.7)%

Top Five Common Stock Holdings

(% of net assets)

Korn/Ferry International	2.1%
Tutor Perini Corporation	2.0%
UIL Holdings Corporation	2.0%
Webster Financial Corporation	2.0%
MFA Mortgage Investments, Inc.	2.0%

24	Nuveen Investments

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended October 31, 2014.

The beginning of the period is May 1, 2014.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Dividend Value Fund

	Shares Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,043.10	$1,039.00	$1,041.80	$1,045.20	$1,044.60
Expenses Incurred During Period	$5.97	$9.82	$7.26	$4.18	$4.69
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.36	$1,015.58	$1,018.10	$1,021.12	$1,020.62
Expenses Incurred During Period	$5.90	$9.70	$7.17	$4.13	$4.63

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.16%, 1.91%, 1.41%, 0.81% and 0.91% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Investments	25

Expense Examples (continued)

Nuveen Mid Cap Value Fund

	Shares Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,062.50	$1,058.80	$1,061.30	$1,064.10
Expenses Incurred During Period	$6.97	$10.85	$8.26	$5.67
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.45	$1,014.67	$1,017.19	$1,019.71
Expenses Incurred During Period	$6.82	$10.61	$8.08	$5.55

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.34%, 2.09%, 1.59% and 1.09% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Small Cap Value Fund

	Shares Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.90	$1,017.10	$1,019.60	$1,021.80
Expenses Incurred During Period	$7.23	$11.03	$8.50	$5.96
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.05	$1,014.27	$1,016.79	$1,019.31
Expenses Incurred During Period	$7.22	$11.02	$8.49	$5.96

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.42%, 2.17%, 1.67% and 1.17% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

26	Nuveen Investments

Shareholder Meeting Report

A special shareholder meeting was held in the offices of Nuveen Investments on August 5, 2014 for Nuveen Dividend Value Fund, Nuveen Mid Cap Value Fund and Nuveen Small Cap Value Fund; at this meeting the shareholders were asked to vote to approve a new investment management agreement, to approve a new sub-advisory agreement, to approve revisions to, or elimination of, certain fundamental investment policies and to elect Board Members. The meeting was subsequently adjourned to August 15, 2014 for Nuveen Small Cap Value Fund.

	Nuveen Dividend Value Fund	Nuveen Mid Cap Value Fund	Nuveen Small Cap Value Fund
To approve a new investment management agreement between each Corporation and Nuveen Fund Advisors, LLC.
For	55,520,251	2,628,779	2,663,621
Against	384,676	7,101	68,006
Abstain	241,423	13,981	56,057
Broker Non-Votes	14,907,745	1,262,836	1,145,661
Total	71,054,095	3,912,697	3,933,345

To approve a new sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management, LLC.
For	55,654,501	2,628,663	2,664,636
Against	246,696	6,679	71,667
Abstain	245,154	14,519	51,381
Broker Non-Votes	14,907,744	1,262,836	1,145,661
Total	71,054,095	3,912,697	3,933,345

To approve revisions to, or elimination of, certain fundamental investment policies:

a. Revise the fundamental policy related to the purchase and sale of commodities.
For	55,583,428	2,624,882	2,649,092
Against	282,188	9,283	82,610
Abstain	280,731	15,696	55,981
Broker Non-Votes	14,907,748	1,262,836	1,145,662
Total	71,054,095	3,912,697	3,933,345

b. Eliminate the fundamental policy related to investing for control.
For	55,548,572	2,626,739	2,647,332
Against	301,554	9,584	84,856
Abstain	296,221	13,538	55,494
Broker Non-Votes	14,907,748	1,262,836	1,145,663
Total	71,054,095	3,912,697	3,933,345

Nuveen Investments	27

Shareholder Meeting Report (continued)

	Nuveen Dividend Value Fund	Nuveen Mid Cap Value Fund	Nuveen Small Cap Value Fund
Approval of the Board Members was reached as follows:

William Adams IV
For	875,153,250	875,153,250	875,153,250
Withhold	6,616,294	6,616,294	6,616,294
Total	881,769,544	881,769,544	881,769,544

Robert P. Bremner
For	767,672,659	767,672,659	767,672,659
Withhold	114,096,885	114,096,885	114,096,885
Total	881,769,544	881,769,544	881,769,544

Jack B. Evans
For	767,867,187	767,867,187	767,867,187
Withhold	113,902,357	113,902,357	113,902,357
Total	881,769,544	881,769,544	881,769,544

William C. Hunter
For	875,066,364	875,066,364	875,066,364
Withhold	6,703,180	6,703,180	6,703,180
Total	881,769,544	881,769,544	881,769,544

David J. Kundert
For	767,748,278	767,748,278	767,748,278
Withhold	114,021,266	114,021,266	114,021,266
Total	881,769,544	881,769,544	881,769,544

John K. Nelson
For	875,059,020	875,059,020	875,059,020
Withhold	6,710,524	6,710,524	6,710,524
Total	881,769,544	881,769,544	881,769,544

William J. Schneider
For	874,871,626	874,871,626	874,871,626
Withhold	6,897,918	6,897,918	6,897,918
Total	881,769,544	881,769,544	881,769,544

Thomas S. Schreier, Jr.
For	874,799,740	874,799,740	874,799,740
Withhold	6,969,804	6,969,804	6,969,804
Total	881,769,544	881,769,544	881,769,544

Judith M. Stockdale
For	874,933,639	874,933,639	874,933,639
Withhold	6,835,905	6,835,905	6,835,905
Total	881,769,544	881,769,544	881,769,544

Carole E. Stone
For	767,948,250	767,948,250	767,948,250
Withhold	113,821,294	113,821,294	113,821,294
Total	881,769,544	881,769,544	881,769,544

28	Nuveen Investments

	Nuveen Dividend Value Fund	Nuveen Mid Cap Value Fund	Nuveen Small Cap Value Fund
Virginia L. Stringer
For	875,081,812	875,081,812	875,081,812
Withhold	6,687,732	6,687,732	6,687,732
Total	881,769,544	881,769,544	881,769,544

Terence J. Toth
For	767,738,756	767,738,756	767,738,756
Withhold	114,030,788	114,030,788	114,030,788
Total	881,769,544	881,769,544	881,769,544

Nuveen Investments	29

Report of

Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

Nuveen Investment Funds, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Dividend Value Fund, Nuveen Mid Cap Value Fund and Nuveen Small Cap Value Fund (each a series of the Nuveen Investment Funds, Inc., hereinafter referred to as the “Funds”) at October 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial statements of the Funds for the years ended October 31, 2011 and prior were audited by other independent auditors whose report dated December 28, 2011 expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

December 26, 2014

30	Nuveen Investments

Nuveen Dividend Value Fund

Portfolio of Investments	October 31, 2014

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.1%

	COMMON STOCKS – 99.1%

	Aerospace & Defense – 3.1%

137,577	Boeing Company	$17,184,743

133,228	General Dynamics Corporation	18,619,945

161,510	United Technologies Corporation	17,281,570
	Total Aerospace & Defense	53,086,258

	Airlines – 0.4%

166,284	Delta Air Lines, Inc.	6,689,605

	Banks – 12.8%

1,397,548	Bank of America Corporation, (2)	23,981,924

274,238	BankUnited Inc.	8,199,716

527,042	Citigroup Inc.	28,212,558

207,043	Comerica Incorporated	9,884,233

208,430	Community Bank System Inc., (2)	7,951,605

1,085,575	Fifth Third Bancorp.	21,700,644

169,637	ICICI Bank Limited	9,560,741

455,277	JPMorgan Chase & Co.	27,535,153

145,195	M&T Bank Corporation, (2)	17,739,925

212,935	PNC Financial Services Group, Inc., (2)	18,395,455

1,386,052	Regions Financial Corporation, (2)	13,763,496

573,320	SunTrust Banks, Inc., (2)	22,439,745

435,893	Synovus Financial Corp.	11,054,246
	Total Banks	220,419,441

	Capital Markets – 0.5%

256,377	Morgan Stanley	8,960,376

	Chemicals – 3.9%

361,687	Dow Chemical Company, (2)	17,867,338

178,205	LyondellBasell Industries NV	16,328,924

96,074	PPG Industries, Inc.	19,569,313

107,309	Praxair, Inc., (2)	13,519,861
	Total Chemicals	67,285,436

	Commercial Services & Supplies – 0.9%

650,196	Pitney Bowes Inc., (2)	16,085,849

	Communications Equipment – 1.1%

1,525,376	Ericsson LM Telefonaktiebolaget, (2)	18,060,452

Nuveen Investments	31

Nuveen Dividend Value Fund (continued)

Portfolio of Investments	October 31, 2014

Shares	Description (1)	Value

	Computers & Peripherals – 2.8%

178,175	Apple, Inc.	$19,242,900

832,802	Hewlett-Packard Company	29,880,936
	Total Computers & Peripherals	49,123,836

	Consumer Finance – 2.2%

227,616	Capital One Financial Corporation	18,839,776

676,616	Navient Corporation, (2)	13,383,464

676,613	SLM Corporation	6,461,654
	Total Consumer Finance	38,684,894

	Diversified Telecommunication Services – 2.5%

435,414	CenturyLink Inc.	18,060,973

502,493	Verizon Communications Inc., (2)	25,250,273
	Total Diversified Telecommunication Services	43,311,246

	Electric Utilities – 2.5%

182,285	Pinnacle West Capital Corporation	11,205,059

443,264	PPL Corporation, (2)	15,509,807

433,040	Westar Energy Inc., (2)	16,373,242
	Total Electric Utilities	43,088,108

	Electrical Equipment – 2.7%

338,809	Eaton PLC	23,171,148

217,447	Emerson Electric Company, (2)	13,929,655

81,148	Rockwell Automation, Inc.	9,116,978
	Total Electrical Equipment	46,217,781

	Energy Equipment & Services – 0.6%

184,811	Halliburton Company	10,190,479

	Food & Staples Retailing – 0.7%

197,067	Walgreen Co., (2)	12,655,643

	Food Products – 0.8%

357,907	Unilever PLC, ADR	13,861,738

	Health Care Equipment & Supplies – 1.8%

239,259	Covidien PLC	22,117,102

105,566	Stryker Corporation	9,240,192
	Total Health Care Equipment & Supplies	31,357,294

	Health Care Providers & Services – 1.7%

302,016	UnitedHealth Group Incorporated, (2)	28,694,540

	Hotels, Restaurants & Leisure – 1.9%

407,550	Carnival Corporation, (2)	16,363,133

385,346	Six Flags Entertainment Corporation	15,529,444
	Total Hotels, Restaurants & Leisure	31,892,577

32	Nuveen Investments

Shares	Description (1)	Value

	Household Durables – 1.0%

102,086	Whirlpool Corporation, (2)	$17,563,896

	Household Products – 2.0%

404,175	Procter & Gamble Company, (2)	35,272,352

	Industrial Conglomerates – 3.7%

2,450,068	General Electric Company, (2)	63,236,256

	Insurance – 4.7%

604,266	Hartford Financial Services Group, Inc., (2)	23,916,848

262,926	Lincoln National Corporation, (2)	14,397,828

286,459	Prudential Financial, Inc., (2)	25,363,080

510,430	Unum Group	17,078,988
	Total Insurance	80,756,744

	Leisure Equipment & Products – 2.2%

273,820	Hasbro, Inc.	15,752,865

146,633	Polaris Industries Inc.	22,121,054
	Total Leisure Equipment & Products	37,873,919

	Machinery – 0.9%

190,173	Dover Corporation	15,107,343

	Media – 2.3%

407,051	Cinemark Holdings Inc.	14,377,041

183,267	Omnicom Group, Inc., (2)	13,169,567

85,177	Time Warner Cable, Class A	12,538,906
	Total Media	40,085,514

	Metals & Mining – 0.2%

204,162	Goldcorp Inc.	3,834,162

	Multi-Utilities – 1.0%

527,867	CMS Energy Corporation	17,245,415

	Oil, Gas & Consumable Fuels – 13.2%

274,560	Anadarko Petroleum Corporation	25,199,117

331,948	Chevron Corporation	39,817,163

155,359	ConocoPhillips, (2)	11,209,152

386,946	Enbridge Energy Partners LP	13,957,142

544,413	Exxon Mobil Corporation	52,650,181

152,754	Golar LNG, Limited, (2)	8,571,027

361,972	Linn Energy LLC	9,027,582

266,579	Occidental Petroleum Corporation, (2)	23,706,870

97,993	Phillips 66, (2)	7,692,451

127,621	Range Resources Corporation	8,729,276

505,086	Spectra Energy Corporation	19,764,015

Nuveen Investments	33

Nuveen Dividend Value Fund (continued)

Portfolio of Investments	October 31, 2014

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels (continued)

161,397	Williams Partners LP	$8,320,015
	Total Oil, Gas & Consumable Fuels	228,643,991

	Pharmaceuticals – 9.7%

139,204	AstraZeneca PLC, Sponsored ADR, (2)	10,153,540

302,536	GlaxoSmithKline PLC	13,762,363

273,994	Johnson & Johnson, (2)	29,531,073

691,676	Merck & Co., Inc.	40,075,707

1,707,371	Pfizer Inc.	51,135,761

408,177	Teva Pharmaceutical Industries Limited, Sponsored ADR	23,049,755
	Total Pharmaceuticals	167,708,199

	Real Estate Investment Trust – 4.2%

171,516	Liberty Property Trust	5,963,611

1,481,641	MFA Mortgage Investments, Inc., (2)	12,416,152

107,765	Mid-America Apartment Communities	7,614,675

217,133	National Retail Properties, Inc.	8,277,110

515,672	Outfront Media Inc.	15,691,899

492,001	Redwood Trust Inc., (2)	9,244,699

621,305	Starwood Property Trust Inc.	14,016,641
	Total Real Estate Investment Trust	73,224,787

	Semiconductors & Semiconductor Equipment – 3.1%

870,008	Intel Corporation	29,588,972

332,717	Maxim Integrated Products, Inc.	9,761,917

333,105	Xilinx, Inc.	14,816,510
	Total Semiconductors & Semiconductor Equipment	54,167,399

	Software – 2.4%

710,063	CA Technologies Inc.	20,634,431

438,187	Microsoft Corporation, (2)	20,572,880
	Total Software	41,207,311

	Specialty Retail – 3.7%

562,146	Best Buy Co., Inc., (2)	19,191,664

284,218	Lowe’s Companies, Inc.	16,257,270

83,360	Signet Jewelers Limited	10,004,034

1,404,498	Staples, Inc., (2)	17,809,035
	Total Specialty Retail	63,262,003

	Tobacco – 1.9%

387,510	Altria Group, Inc., (2)	18,732,233

149,880	Philip Morris International, (2)	13,340,819
	Total Tobacco	32,073,052
	Total Long-Term Investments (cost $1,193,576,533)	1,710,927,896

34	Nuveen Investments

Shares	Description (1)	Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 15.7%

	Money Market Funds – 15.7%

271,249,413	Mount Vernon Securities Lending Prime Portfolio, 0.176%, (3), (4)	$271,249,413
	Total Investments Purchased with Collateral from Securities Lending (cost $271,249,413)	271,249,413

Shares	Description (1)	Value

	SHORT-TERM INVESTMENTS – 0.8%

	Money Market Funds – 0.8%

14,249,893	First American Treasury Obligations Fund, Class Z, 0.000%, (3)	$14,249,893
	Total Short-Term Investments (cost $14,249,893)	14,249,893
	Total Investments (cost $1,479,075,839) – 115.6%	1,996,427,202
	Other Assets Less Liabilities – (15.6)%	(269,601,451)
	Net Assets – 100%	$1,726,825,751

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Investment, or portion of investment, is out on loan for securities lending. The total value of securities out on loan as of the end of the reporting period was $266,424,228.

(3)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(4)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	35

Nuveen Mid Cap Value Fund

Portfolio of Investments	October 31, 2014

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.2%

	COMMON STOCKS – 99.2%

	Aerospace & Defense – 1.0%

13,190	Huntington Ingalls Industries Inc.	$1,395,766

	Airlines – 3.2%

32,476	Delta Air Lines, Inc.	1,306,509

85,093	Southwest Airlines Co.	2,934,007
	Total Airlines	4,240,516

	Banks – 6.6%

56,638	East West Bancorp Inc.	2,082,013

99,391	Fifth Third Bancorp.	1,986,826

218,446	Regions Financial Corporation	2,169,169

96,010	Synovus Financial Corp.	2,434,814
	Total Banks	8,672,822

	Building Products – 1.0%

58,850	Masco Corporation, (2)	1,298,820

	Capital Markets – 5.4%

79,418	E*Trade Group Inc., (3)	1,771,021

75,335	Invesco LTD	3,048,807

41,445	Raymond James Financial Inc.	2,326,308
	Total Capital Markets	7,146,136

	Chemicals – 1.9%

22,313	Albemarle Corporation	1,302,633

15,770	Eastman Chemical Company, (2)	1,273,901
	Total Chemicals	2,576,534

	Commercial Services & Supplies – 1.9%

38,934	Pitney Bowes Inc., (2)	963,227

86,332	Steelcase Inc.	1,529,803
	Total Commercial Services & Supplies	2,493,030

	Computers & Peripherals – 3.2%

36,172	Lexmark International, Inc., Class A, (2)	1,561,184

13,069	SanDisk Corporation, (2)	1,230,316

15,057	Western Digital Corporation	1,481,157
	Total Computers & Peripherals	4,272,657

	Consumer Finance – 2.1%

297,381	SLM Corporation	2,839,989

36	Nuveen Investments

Shares	Description (1)	Value

	Containers & Packaging – 0.9%

26,273	Avery Dennison Corporation, (2)	$1,230,890

	Electric Utilities – 3.3%

49,911	Edison International	3,123,430

34,532	Portland General Electric Company	1,257,310
	Total Electric Utilities	4,380,740

	Energy Equipment & Services – 0.9%

67,529	Nabors Industries Ltd., (2)	1,205,393

	Health Care Equipment & Supplies – 3.4%

8,516	C. R. Bard, Inc.	1,396,369

63,092	Hologic Inc., (3)	1,652,379

12,891	Teleflex Inc.	1,471,121
	Total Health Care Equipment & Supplies	4,519,869

	Health Care Providers & Services – 4.8%

26,847	Cardinal Health, Inc.	2,106,953

20,043	CIGNA Corporation	1,995,682

39,676	Tenet Healthcare Corporation, (3)	2,223,840
	Total Health Care Providers & Services	6,326,475

	Hotels, Restaurants & Leisure – 3.7%

66,097	MGM Resorts International Inc., (2), (3)	1,536,755

28,936	Royal Caribbean Cruises Ltd.	1,966,780

34,475	Six Flags Entertainment Corporation	1,389,343
	Total Hotels, Restaurants & Leisure	4,892,878

	Household Durables – 1.4%

13,345	Mohawk Industries Inc., (3)	1,895,524

	Industrial Conglomerates – 1.1%

15,972	Carlisle Companies Inc.	1,419,591

	Insurance – 5.9%

76,073	Hartford Financial Services Group, Inc.	3,010,969

38,419	Lincoln National Corporation	2,103,824

79,999	Unum Group, (2)	2,676,767
	Total Insurance	7,791,560

	Internet Software & Services – 0.8%

17,786	VeriSign, Inc., (2), (3)	1,062,891

	IT Services – 3.3%

36,945	Computer Sciences Corporation	2,231,478

159,758	Xerox Corporation, (2)	2,121,586
	Total IT Services	4,353,064

Nuveen Investments	37

Nuveen Mid Cap Value Fund (continued)

Portfolio of Investments	October 31, 2014

Shares	Description (1)	Value

	Leisure Equipment & Products – 1.1%

30,782	Brunswick Corporation	$1,440,598

	Machinery – 2.1%

20,232	Crane Company	1,261,465

19,840	Dover Corporation	1,576,090
	Total Machinery	2,837,555

	Marine – 1.0%

11,680	Kirby Corporation, (3)	1,291,574

	Media – 1.0%

67,987	Interpublic Group of Companies, Inc.	1,318,268

	Metals & Mining – 2.2%

57,223	Steel Dynamics Inc.	1,316,701

39,655	United States Steel Corporation, (2)	1,587,786
	Total Metals & Mining	2,904,487

	Multiline Retail – 1.2%

212,681	J.C. Penney Company, Inc., (2)	1,618,502

	Multi-Utilities – 2.7%

32,936	Sempra Energy	3,622,958

	Oil, Gas & Consumable Fuels – 3.9%

53,588	Delek US Holdings Inc.	1,816,097

21,430	Gulfport Energy Corporation, (3)	1,075,357

97,424	Peabody Energy Corporation	1,016,132

21,502	Whiting Petroleum Corporation, (3)	1,316,782
	Total Oil, Gas & Consumable Fuels	5,224,368

	Paper & Forest Products – 0.8%

32,499	KapStone Paper and Packaging Corp., (3)	999,669

	Pharmaceuticals – 1.2%

28,574	Mylan Laboratories Inc., (3)	1,530,138

	Real Estate Investment Trust – 9.3%

59,021	BioMed Realty Trust Inc., (2)	1,281,936

64,322	CubeSmart	1,353,978

120,883	Developers Diversified Realty Corporation	2,192,818

123,075	Host Hotels & Resorts Inc.	2,868,878

329,168	MFA Mortgage Investments, Inc., (2)	2,758,428

80,408	Starwood Property Trust Inc., (2)	1,814,004
	Total Real Estate Investment Trust	12,270,042

	Real Estate Management & Development – 1.4%

13,266	Jones Lang LaSalle Inc.	1,793,696

38	Nuveen Investments

Shares	Description (1)	Value

	Road & Rail – 1.3%

67,634	Swift Transportation Company, (2), (3)	$1,670,560

	Semiconductors & Semiconductor Equipment – 0.8%

31,987	Micron Technology, Inc., (2), (3)	1,058,450

	Software – 3.8%

60,709	Activision Blizzard Inc.	1,211,145

70,181	CA Technologies Inc.	2,039,460

43,769	Electronic Arts Inc., (3)	1,793,216
	Total Software	5,043,821

	Specialty Retail – 7.7%

94,758	Best Buy Co., Inc.	3,235,038

34,617	Foot Locker, Inc.	1,938,898

23,411	Mattress Firm Holding Corporation, (2), (3)	1,479,341

25,039	Outerwall Inc., (2), (3)	1,584,218

15,783	Signet Jewelers Limited	1,894,118
	Total Specialty Retail	10,131,613

	Water Utilities – 1.9%

46,088	American Water Works Company	2,459,717
	Total Long-Term Investments (cost $114,243,007)	131,231,161

Shares	Description (1)	Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 17.7%

	Money Market Funds – 17.7%

23,402,910	Mount Vernon Securities Lending Prime Portfolio, 0.176%, (4), (5)	$23,402,910
	Total Investments Purchased with Collateral from Securities Lending (cost $23,402,910)	23,402,910

Shares	Description (1)	Value

	SHORT-TERM INVESTMENTS – 0.6%

	Money Market Funds – 0.6%

884,782	First American Treasury Obligations Fund, Class Z, 0.000%, (4)	$884,782
	Total Short-Term Investments (cost $884,782)	884,782
	Total Investments (cost $138,530,699) – 117.5%	155,518,853
	Other Assets Less Liabilities – (17.5)%	(23,213,948)
	Net Assets – 100%	$132,304,905

Nuveen Investments	39

Nuveen Mid Cap Value Fund (continued)

Portfolio of Investments	October 31, 2014

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Investment, or portion of investment, is out on loan for securities lending. The total value of securities out on loan as of the end of the reporting period was $22,873,509.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

See accompanying notes to financial statements.

40	Nuveen Investments

Nuveen Small Cap Value Fund

Portfolio of Investments	October 31, 2014

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 98.6%

	COMMON STOCKS – 98.6%

	Auto Components – 1.5%

92,723	Dana Holding Corporation, (2)	$1,897,113

	Automobiles – 1.3%

32,004	Thor Industries, Inc.	1,692,692

	Banks – 14.8%

52,053	Banner Corporation	2,249,731

96,180	Customers Bancorp Inc., (3)	1,837,038

46,770	East West Bancorp Inc.	1,719,265

28,004	Heartland Financial USA, Inc.	744,906

52,692	Privatebancorp, Inc., (2)	1,703,005

59,924	Renasant Corporation	1,806,709

71,649	Square 1 Financial Inc., Class A, (3)	1,425,099

10,149	SVB Financial Group, (3)	1,136,587

30,344	Texas Capital BancShares, Inc., (3)	1,855,536

82,015	Webster Financial Corporation	2,570,350

86,637	Western Alliance Bancorporation, (3)	2,306,277
	Total Banks	19,354,503

	Capital Markets – 4.7%

34,337	Evercore Partners Inc.	1,777,626

88,485	Manning & Napier Inc.	1,401,602

105,507	New Mountain Finance Corporation, (2)	1,548,843

124,124	Pennantpark Investment Corporation	1,350,469
	Total Capital Markets	6,078,540

	Chemicals – 1.8%

20,545	Minerals Technologies Inc.	1,576,007

51,041	Orion Engineered Carbons SA, (3)	770,719
	Total Chemicals	2,346,726

	Commercial Services & Supplies – 2.8%

24,112	G&K Services, Inc.	1,520,744

123,985	Steelcase Inc.	2,197,014
	Total Commercial Services & Supplies	3,717,758

	Communications Equipment – 4.0%

78,764	Applied Optoelectronics Inc., (3)	1,271,251

52,338	Netgear, Inc., (3)	1,781,586

41,090	Plantronics Inc.	2,131,338
	Total Communications Equipment	5,184,175

Nuveen Investments	41

Nuveen Small Cap Value Fund (continued)

Portfolio of Investments	October 31, 2014

Shares	Description (1)	Value

	Construction & Engineering – 3.6%

45,018	Emcor Group Inc.	$1,986,644

95,322	Tutor Perini Corporation, (3)	2,669,969
	Total Construction & Engineering	4,656,613

	Construction Materials – 1.2%

119,651	Headwaters Incorporated, (3)	1,519,568

	Diversified Telecommunication Services – 1.0%

130,297	Premiere Global Services, Inc., (3)	1,364,210

	Electric Utilities – 3.5%

50,137	El Paso Electric Company	1,897,184

64,858	UIL Holdings Corporation	2,668,258
	Total Electric Utilities	4,565,442

	Electrical Equipment – 2.1%

40,913	Babcock & Wilcox Company	1,170,112

22,669	Regal-Beloit Corporation	1,608,819
	Total Electrical Equipment	2,778,931

	Electronic Equipment, Instruments & Components – 0.8%

80,481	Vishay Intertechnology Inc., (2)	1,087,298

	Energy Equipment & Services – 1.6%

36,576	Dawson Geophysical Company	621,426

59,330	Matrix Service Company, (3)	1,486,810
	Total Energy Equipment & Services	2,108,236

	Food & Staples Retailing – 0.7%

43,133	Spartan Stores, Inc.	966,611

	Gas Utilities – 1.8%

45,320	Laclede Group Inc.	2,300,896

	Health Care Equipment & Supplies – 3.1%

918,899	Alphatec Holdings, Inc., (3)	1,396,726

94,534	Nxstage Medical, Inc., (3)	1,433,135

18,839	Steris Corporation, (2)	1,164,250
	Total Health Care Equipment & Supplies	3,994,111

	Health Care Providers & Services – 2.2%

92,127	AMN Healthcare Services Inc., (3)	1,579,978

82,864	Civitas Solutions Inc., (3)	1,340,740
	Total Health Care Providers & Services	2,920,718

	Hotels, Restaurants & Leisure – 1.7%

27,228	Einstein Noah Restaurant Group	551,367

182,083	Papa Murphy’s Holdings Inc., (2), (3)	1,693,372
	Total Hotels, Restaurants & Leisure	2,244,739

42	Nuveen Investments

Shares	Description (1)	Value

	Household Durables – 1.0%

58,827	La Z Boy Inc.	$1,344,785

	Insurance – 4.7%

68,486	American Equity Investment Life Holding Company, (2)	1,767,624

116,588	CNO Financial Group Inc.	2,113,740

75,132	Horace Mann Educators Corporation	2,284,764
	Total Insurance	6,166,128

	Internet Software & Services – 3.6%

49,006	Constant Contact Inc., (3)	1,732,852

101,824	Dice Holdings Inc., (3)	1,015,185

114,010	Perficient, Inc., (3)	1,890,286
	Total Internet Software & Services	4,638,323

	Leisure Equipment & Products – 1.2%

82,281	Malibu Boats Inc., Class A, (3)	1,535,363

	Machinery – 1.9%

22,428	Actuant Corporation, (2)	710,743

58,163	Altra Industrial Motion, Inc., (2)	1,833,298
	Total Machinery	2,544,041

	Metals & Mining – 1.8%

137,008	Commercial Metals Company	2,368,868

	Oil, Gas & Consumable Fuels – 2.8%

59,295	Bill Barrett Corporation, (2), (3)	901,284

161,421	Callon Petroleum Company Del, (3)	1,058,922

10,659	Carrizo Oil & Gas, Inc., (3)	553,628

29,619	Rosetta Resources, Inc., (3)	1,126,411
	Total Oil, Gas & Consumable Fuels	3,640,245

	Professional Services – 3.1%

100,008	Korn/Ferry International, (3)	2,793,222

52,944	TrueBlue Inc., (3)	1,308,776
	Total Professional Services	4,101,998

	Real Estate Investment Trust – 11.8%

98,040	Associated Estates Realty Corp., (2)	1,914,721

136,077	Brandywine Realty Trust	2,099,668

82,440	CubeSmart	1,735,362

37,947	Entertainment Properties Trust, (2)	2,128,827

93,492	Investors Real Estate Trust, (2)	785,333

57,148	LaSalle Hotel Properties	2,240,773

306,236	MFA Mortgage Investments, Inc.	2,566,258

80,007	STAG Industrial Inc.	1,952,171
	Total Real Estate Investment Trust	15,423,113

Nuveen Investments	43

Nuveen Small Cap Value Fund (continued)

Portfolio of Investments	October 31, 2014

Shares	Description (1)	Value

	Road & Rail – 0.7%

46,528	Celadon Group, Inc.	$905,435

	Semiconductors & Semiconductor Equipment – 3.2%

205,301	Cypress Semiconductor Corporation, (2)	2,034,533

35,076	MKS Instruments Inc.	1,276,766

42,122	TriQuint Semiconductor, Inc., (3)	911,099
	Total Semiconductors & Semiconductor Equipment	4,222,398

	Software – 1.1%

36,906	Parametric Technology Corporation, (3)	1,407,964

	Specialty Retail – 3.4%

32,004	Ann Inc., (3)	1,228,634

18,599	Childrens Place Retail Stores Inc., (2)	916,001

13,204	Genesco Inc., (3)	1,012,615

75,435	Kirkland’s, Inc., (3)	1,342,743
	Total Specialty Retail	4,499,993

	Textiles, Apparel & Luxury Goods – 1.5%

56,005	Movado Group Inc.	1,976,977

	Thrifts & Mortgage Finance – 2.6%

100,008	Everbank Financial Corporation, (2)	1,915,153

18,860	WSFS Financial Corporation	1,483,339
	Total Thrifts & Mortgage Finance	3,398,492
	Total Long-Term Investments (cost $109,666,103)	128,953,003

Shares	Description (1)	Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 11.0%

	Money Market Funds – 11.0%

14,384,216	Mount Vernon Securities Lending Prime Portfolio, 0.176%, (4), (5)	$14,384,216
	Total Investments Purchased with Collateral from Securities Lending (cost $14,384,216)	14,384,216

Shares	Description (1)	Value

	SHORT-TERM INVESTMENTS – 6.1%

	Money Market Funds – 6.1%

8,023,727	First American Treasury Obligations Fund, Class Z, 0.000%, (4)	$8,023,727
	Total Short-Term Investments (cost $8,023,727)	8,023,727
	Total Investments (cost $132,074,046) – 115.7%	151,360,946
	Other Assets Less Liabilities – (15.7)%	(20,563,830)
	Net Assets – 100%	$130,797,116

44	Nuveen Investments

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Investment, or portion of investment, is out on loan for securities lending. The total value of securities out on loan as of the end of the reporting period was $13,927,780.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

See accompanying notes to financial statements.

Nuveen Investments	45

Statement of

Assets and Liabilities	October 31, 2014

	Dividend Value	Mid Cap Value	Small Cap Value
Assets
Long-term investments, at value (cost $1,193,576,533, $114,243,007 and $109,666,103, respectively)	$1,710,927,896	$131,231,161	$128,953,003
Investments purchased with collateral from securities lending, at value (cost approximates value)	271,249,413	23,402,910	14,384,216
Short-term investments, at value (cost approximates value)	14,249,893	884,782	8,023,727
Receivable for:
Dividends	1,727,558	43,079	53,897
Due from broker	24,600	5,562	23,268
Investments sold	2,151,796	1,468,739	1,874,795
Reclaims	41,710	—	—
Shares sold	936,734	203,551	92,707
Other assets	42,126	5,263	269
Total assets	2,001,351,726	157,245,047	153,405,882
Liabilities
Payable for:
Collateral from securities lending program	271,249,413	23,402,910	14,384,216
Investments purchased	—	1,288,107	7,787,874
Shares redeemed	1,366,961	55,412	275,130
Accrued expenses:
Management fees	1,063,642	94,485	74,224
Directors fees	52,785	5,947	982
12b-1 distribution and service fees	149,357	17,852	15,921
Other	643,817	75,429	70,419
Total liabilities	274,525,975	24,940,142	22,608,766
Net assets	$1,726,825,751	$132,304,905	$130,797,116
Class A Shares
Net assets	$371,702,970	$39,857,852	$44,738,760
Shares outstanding	21,309,055	1,126,819	2,411,689
Net asset value (“NAV”) per share	$17.44	$35.37	$18.55
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$18.50	$37.53	$19.68
Class C Shares
Net assets	$65,366,302	$8,065,717	$3,007,947
Shares outstanding	3,794,186	238,205	187,340
NAV and offering price per share	$17.23	$33.86	$16.06
Class R3 Shares
Net assets	$48,475,950	$8,400,688	$11,529,582
Shares outstanding	2,784,923	238,963	633,906
NAV and offering price per share	$17.41	$35.15	$18.19
Class R6 Shares
Net assets	$62,308,613	—	—
Shares outstanding	3,536,803	—	—
NAV and offering price per share	$17.62	—	—
Class I Shares
Net assets	$1,178,971,916	$75,980,648	$71,520,827
Shares outstanding	66,998,495	2,140,427	3,728,619
NAV and offering price per share	$17.60	$35.50	$19.18
Net assets consist of:
Capital paid-in	$1,106,503,664	$120,925,789	$118,671,390
Undistributed (Over-distribution of) net investment income	2,412,037	1,130,877	397,464
Accumulated net realized gain (loss)	100,558,687	(6,739,915)	(7,558,638)
Net unrealized appreciation (depreciation)	517,351,363	16,988,154	19,286,900
Net assets	$1,726,825,751	$132,304,905	$130,797,116
Authorized shares – per class	2 billion	2 billion	2 billion
Par value per share	$0.0001	$0.0001	$0.0001

See accompanying notes to financial statements.

46	Nuveen Investments

Statement of

Operations	Year Ended October 31, 2014

	Dividend Value	Mid Cap Value	Small Cap Value
Investment Income
Dividend and interest income (net of foreign tax withheld of $301,602, $— and $—, respectively)	$56,763,856	$2,904,145	$1,862,612
Securities lending income, net	333,157	85,447	91,821
Total investment income	57,097,013	2,989,592	1,954,433
Expenses
Management fees	12,874,493	1,321,930	1,016,684
12b-1 service fees – Class A Shares(1)	983,318	101,235	115,361
12b-1 distribution and service fees – Class C Shares	647,790	79,069	29,136
12b-1 distribution and service fees – Class R3 Shares	219,282	42,236	51,032
Shareholder servicing agent fees and expenses	1,800,837	246,345	222,146
Custodian fees and expenses	284,339	34,878	31,454
Directors fees and expenses	53,010	4,791	3,735
Professional fees	129,364	27,480	24,720
Shareholder reporting expenses	148,682	23,677	27,244
Federal and state registration fees	108,865	60,827	51,382
Other expenses	15,496	5,418	5,582
Total expenses before fee waiver/expense reimbursement	17,265,476	1,947,886	1,578,476
Fee waiver/expense reimbursement	—	(121,044)	(39,109)
Net expenses	17,265,476	1,826,842	1,539,367
Net investment income (loss)	39,831,537	1,162,750	415,066
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	116,419,104	25,020,395	13,358,953
Change in net unrealized appreciation (depreciation) of investments and foreign currency	21,637,417	(6,543,825)	(2,964,260)
Net realized and unrealized gain (loss)	138,056,521	18,476,570	10,394,693
Net increase (decrease) in net assets from operations	$177,888,058	$19,639,320	$10,809,759

(1)	Includes 12b-1 distribution and service fees incurred on Class B Shares during the period. Class B Shares of Dividend Value and Mid Cap Value converted to Class A Shares at the close of business on June 23, 2014 and are no longer available for dividend reinvestment or through an exchange from other Nuveen mutual funds.

See accompanying notes to financial statements.

Nuveen Investments	47

Statement of

Changes in Net Assets

	Dividend Value
	Year Ended 10/31/14	Year Ended 10/31/13
Operations
Net investment income (loss)	$39,831,537	$31,999,965
Net realized gain (loss) from investments and foreign currency	116,419,104	165,763,410
Change in net unrealized appreciation (depreciation) of investments and foreign currency	21,637,417	180,627,113
Net increase (decrease) in net assets from operations	177,888,058	378,390,488
Distributions to Shareholders
From net investment income:
Class A(1)	(8,662,421)	(6,061,320)
Class B	—	(15,883)
Class C	(953,267)	(459,457)
Class R3	(868,082)	(486,136)
Class R6(2)	(1,558,577)	(900,233)
Class I	(28,330,811)	(23,887,985)
From accumulated net realized gains:
Class A(1)	(37,144,807)	(7,596,475)
Class B	—	(39,707)
Class C	(5,985,814)	(834,161)
Class R3	(3,817,556)	(623,435)
Class R6(2)	(6,011,872)	—
Class I	(108,753,346)	(28,858,444)
Decrease in net assets from distributions to shareholders	(202,086,553)	(69,763,236)
Fund Share Transactions
Proceeds from sale of shares	315,758,487	429,254,691
Proceeds from shares issued to shareholders due to reinvestment of distributions	135,194,304	41,984,713
	450,952,791	471,239,404
Cost of shares redeemed	(402,778,258)	(475,077,918)
Net increase (decrease) in net assets from Fund share transactions	48,174,533	(3,838,514)
Net increase (decrease) in net assets	23,976,038	304,788,738
Net assets at the beginning of period	1,702,849,713	1,398,060,975
Net assets at the end of period	$1,726,825,751	$1,702,849,713
Undistributed (Over-distribution of) net investment income at the end of period	$2,412,037	$2,685,183

(1)	Includes distributions to shareholders of Class B Shares during the fiscal year ended October 31, 2014. Class B Shares converted to Class A Shares at the close of business on June 23, 2014 and are no longer available for dividend reinvestment or through an exchange from other Nuveen mutual funds.

(2)	Class R6 Shares were established and commenced operations on February 28, 2013.

See accompanying notes to financial statements.

48	Nuveen Investments

	Mid Cap Value		Small Cap Value
	Year Ended 10/31/14	Year Ended 10/31/13	Year Ended 10/31/14	Year Ended 10/31/13
Operations
Net investment income (loss)	$1,162,750	$798,096	$415,066	$416,567
Net realized gain (loss) from investments and foreign currency	25,020,395	24,372,068	13,358,953	11,086,813
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(6,543,825)	18,265,979	(2,964,260)	15,049,748
Net increase (decrease) in net assets from operations	19,639,320	43,436,143	10,809,759	26,553,128
Distributions to Shareholders
From net investment income:
Class A(1)	(180,382)	(366,544)	(158,852)	(126,553)
Class B	—	(4,764)	—	—
Class C	—	(24,117)	—	—
Class R3	(23,054)	(75,223)	(11,164)	(5,043)
Class R6	—	—	—	—
Class I	(654,623)	(1,195,031)	(281,445)	(267,460)
From accumulated net realized gains:
Class A(1)	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class R6	—	—	—	—
Class I	—	—	—	—
Decrease in net assets from distributions to shareholders	(858,059)	(1,665,679)	(451,461)	(399,056)
Fund Share Transactions
Proceeds from sale of shares	15,636,487	15,873,293	50,507,134	28,341,425
Proceeds from shares issued to shareholders due to reinvestment of distributions	474,117	958,067	363,681	311,768
	16,110,604	16,831,360	50,870,815	28,653,193
Cost of shares redeemed	(46,172,688)	(75,923,914)	(35,784,520)	(27,126,571)
Net increase (decrease) in net assets from Fund share transactions	(30,062,084)	(59,092,554)	15,086,295	1,526,622
Net increase (decrease) in net assets	(11,280,823)	(17,322,090)	25,444,593	27,680,694
Net assets at the beginning of period	143,585,728	160,907,818	105,352,523	77,671,829
Net assets at the end of period	$132,304,905	$143,585,728	$130,797,116	$105,352,523
Undistributed (Over-distribution of) net investment income at the end of period	$1,130,877	$842,571	$397,464	$440,487

(1)	Includes distributions to shareholders of Mid Cap Value’s Class B Shares during the fiscal year ended October 31, 2014. Class B Shares of Mid Cap Value converted to Class A Shares at the close of business on June 23, 2014 and are no longer available for dividend reinvestment or through an exchange from other Nuveen mutual funds.

See accompanying notes to financial statements.

Nuveen Investments	49

Financial

Highlights

Dividend Value

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/92)
2014	$17.79	$0.37	$1.36	$1.73	$(0.38)	$(1.70)	$(2.08)	$17.44
2013	14.60	0.30	3.59	3.89	(0.30)	(0.40)	(0.70)	17.79
2012	13.05	0.27	1.59	1.86	(0.31)	—	(0.31)	14.60
2011	12.42	0.27	0.63	0.90	(0.27)	—	(0.27)	13.05
2010	10.76	0.34	1.63	1.97	(0.31)	—	(0.31)	12.42
Class C (2/99)
2014	17.59	0.24	1.34	1.58	(0.24)	(1.70)	(1.94)	17.23
2013	14.42	0.18	3.57	3.75	(0.18)	(0.40)	(0.58)	17.59
2012	12.92	0.17	1.54	1.71	(0.21)	—	(0.21)	14.42
2011	12.26	0.17	0.62	0.79	(0.13)	—	(0.13)	12.92
2010	10.63	0.26	1.60	1.86	(0.23)	—	(0.23)	12.26
Class R3 (9/01)
2014	17.75	0.33	1.36	1.69	(0.33)	(1.70)	(2.03)	17.41
2013	14.58	0.26	3.57	3.83	(0.26)	(0.40)	(0.66)	17.75
2012	13.03	0.24	1.59	1.83	(0.28)	—	(0.28)	14.58
2011	12.41	0.23	0.63	0.86	(0.24)	—	(0.24)	13.03
2010	10.76	0.30	1.64	1.94	(0.29)	—	(0.29)	12.41
Class R6 (2/13)
2014	17.93	0.43	1.38	1.81	(0.42)	(1.70)	(2.12)	17.62
2013(d)	15.36	0.22	2.60	2.82	(0.25)	—	(0.25)	17.93
Class I (8/94)
2014	17.93	0.42	1.37	1.79	(0.42)	(1.70)	(2.12)	17.60
2013	14.72	0.35	3.61	3.96	(0.35)	(0.40)	(0.75)	17.93
2012	13.16	0.31	1.60	1.91	(0.35)	—	(0.35)	14.72
2011	12.53	0.31	0.64	0.95	(0.32)	—	(0.32)	13.16
2010	10.85	0.37	1.65	2.02	(0.34)	—	(0.34)	12.53

50	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

10.78%	$371,703	1.15%		2.19%		1.15%		2.19%		27%
27.72	384,226	1.13		1.88		1.12		1.89		44
14.31	273,317	1.16		1.95		1.16		1.95		24
7.28	176,954	1.14		2.05		1.14		2.05		33
18.46	125,226	1.19		2.87		1.17		2.89		29

10.01	65,366	1.90		1.43		1.90		1.43		27
26.95	59,753	1.88		1.09		1.87		1.10		44
13.29	29,234	1.91		1.21		1.91		1.21		24
6.42	18,714	1.89		1.31		1.89		1.31		33
17.60	11,107	1.94		2.20		1.92		2.22		29

10.59	48,476	1.40		1.92		1.40		1.92		27
27.30	38,589	1.38		1.61		1.37		1.62		44
14.13	21,649	1.41		1.70		1.41		1.70		24
6.93	12,092	1.41		1.75		1.41		1.75		33
18.16	1,204	1.41		2.48		1.39		2.50		29

11.23	62,309	0.81		2.52		0.81		2.52		27
18.52	67,620	0.80	*	1.98	*	0.80	*	1.98	*	44

11.11	1,178,972	0.90		2.42		0.90		2.42		27
27.96	1,151,408	0.88		2.16		0.87		2.16		44
14.65	1,072,335	0.91		2.23		0.91		2.23		24
7.56	861,754	0.89		2.30		0.89		2.31		33
18.78	684,540	0.94		3.12		0.92		3.10		29

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period February 28, 2013 (commencement of operations) through October 31, 2013.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	51

Financial Highlights (continued)

Mid Cap Value

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/87)
2014	$31.00	$0.23	$4.30	$4.53	$(0.16)	$—	$(0.16)	$35.37
2013	23.22	0.12	7.91	8.03	(0.25)	—	(0.25)	31.00
2012	21.83	0.18	1.35	1.53	(0.14)	—	(0.14)	23.22
2011	22.20	0.07	(0.19)	(0.12)	(0.25)	—	(0.25)	21.83
2010	18.28	0.12	4.00	4.12	(0.20)	—	(0.20)	22.20
Class C (2/99)
2014	29.76	(0.02)	4.12	4.10	—	—	—	33.86
2013	22.29	(0.08)	7.62	7.54	(0.07)	—	(0.07)	29.76
2012	20.99	0.01	1.29	1.30	—	—	—	22.29
2011	21.36	(0.10)	(0.18)	(0.28)	(0.09)	—	(0.09)	20.99
2010	17.61	(0.04)	3.86	3.82	(0.07)	—	(0.07)	21.36
Class R3 (9/01)
2014	30.82	0.15	4.27	4.42	(0.09)	—	(0.09)	35.15
2013	23.08	0.06	7.87	7.93	(0.19)	—	(0.19)	30.82
2012	21.70	0.12	1.33	1.45	(0.07)	—	(0.07)	23.08
2011	22.05	0.01	(0.19)	(0.18)	(0.17)	—	(0.17)	21.70
2010	18.15	0.06	3.99	4.05	(0.15)	—	(0.15)	22.05
Class I (2/94)
2014	31.10	0.32	4.31	4.63	(0.23)	—	(0.23)	35.50
2013	23.29	0.19	7.93	8.12	(0.31)	—	(0.31)	31.10
2012	21.99	0.24	1.33	1.57	(0.27)	—	(0.27)	23.29
2011	22.37	0.15	(0.22)	(0.07)	(0.31)	—	(0.31)	21.99
2010	18.42	0.16	4.05	4.21	(0.26)	—	(0.26)	22.37

52	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

14.65%	$39,858	1.42%	0.61%	1.34%	0.69%	127%
34.93	35,719	1.39	0.40	1.33	0.45	118
7.03	35,633	1.49	0.58	1.28	0.79	140
(0.64)	52,334	1.33	0.27	1.31	0.30	123
22.65	76,667	1.25	0.58	1.25	0.58	123

13.78	8,066	2.17	(0.14)	2.09	(0.06)	127
33.94	8,042	2.14	(0.35)	2.08	(0.29)	118
6.19	7,855	2.24	(0.17)	2.02	0.05	140
(1.35)	8,957	2.08	(0.48)	2.06	(0.45)	123
21.74	11,564	2.00	(0.21)	2.00	(0.21)	123

14.35	8,401	1.67	0.37	1.59	0.46	127
34.63	8,401	1.64	0.16	1.58	0.22	118
6.70	9,576	1.74	0.31	1.53	0.52	140
(0.87)	15,310	1.58	0.03	1.56	0.06	123
22.40	20,195	1.50	0.30	1.50	0.30	123

14.95	75,981	1.17	0.86	1.09	0.94	127
35.29	90,212	1.13	0.66	1.08	0.71	118
7.23	106,276	1.24	0.82	1.03	1.03	140
(0.42)	151,409	1.07	0.65	1.06	0.65	123
22.98	470,266	1.00	0.78	1.00	0.78	123

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Nuveen Investments	53

Financial Highlights (continued)

Small Cap Value

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (8/94)
2014	$16.98	$0.05	$1.58	$1.63	$(0.06)	$—	$(0.06)	$18.55
2013	12.63	0.06	4.34	4.40	(0.05)	—	(0.05)	16.98
2012	11.30	0.05	1.28	1.33	—	—	—	12.63
2011	10.26	(0.05)	1.09	1.04	—	—	—	11.30
2010	8.22	(0.01)	2.07	2.06	(0.02)	—	(0.02)	10.26
Class C (2/99)
2014	14.76	(0.07)	1.37	1.30	—	—	—	16.06
2013	11.02	(0.05)	3.79	3.74	—	—	—	14.76
2012	9.93	(0.04)	1.13	1.09	—	—	—	11.02
2011	9.08	(0.12)	0.97	0.85	—	—	—	9.93
2010	7.31	(0.07)	1.84	1.77	—	—	—	9.08
Class R3 (9/01)
2014	16.65	0.01	1.55	1.56	(0.02)	—	(0.02)	18.19
2013	12.39	0.01	4.27	4.28	(0.02)	—	(0.02)	16.65
2012	11.11	0.02	1.26	1.28	—	—	—	12.39
2011	10.11	(0.07)	1.07	1.00	—	—	—	11.11
2010	8.10	(0.03)	2.04	2.01	—	—	—	10.11
Class I (8/94)
2014	17.55	0.10	1.63	1.73	(0.10)	—	(0.10)	19.18
2013	13.06	0.10	4.48	4.58	(0.09)	—	(0.09)	17.55
2012	11.65	0.08	1.33	1.41	—	—	—	13.06
2011	10.55	(0.02)	1.12	1.10	—	—	—	11.65
2010	8.45	0.01	2.13	2.14	(0.04)	—	(0.04)	10.55

54	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment (Loss) Income	Portfolio Turnover Rate(d)

9.61%	$44,739	1.47%	0.25%	1.43%	0.28%	55%
34.98	45,225	1.47	0.37	1.46	0.38	56
11.77	32,208	1.58	0.26	1.46	0.39	46
10.14	31,814	1.48	(0.41)	1.46	(0.40)	41
25.15	32,332	1.34	(0.11)	1.34	(0.11)	58

8.81	3,008	2.21	(0.51)	2.18	(0.48)	55
33.94	3,297	2.22	(0.43)	2.20	(0.42)	56
10.98	1,367	2.34	(0.47)	2.21	(0.34)	46
9.36	1,498	2.23	(1.18)	2.21	(1.18)	41
24.21	1,843	2.09	(0.86)	2.09	(0.86)	58

9.38	11,530	1.72	0.01	1.68	0.04	55
34.59	8,549	1.72	0.06	1.71	0.07	56
11.52	2,653	1.83	0.01	1.71	0.14	46
9.89	2,246	1.73	(0.66)	1.71	(0.65)	41
24.85	2,111	1.59	(0.35)	1.59	(0.35)	58

9.89	71,521	1.22	0.51	1.18	0.54	55
35.34	48,281	1.22	0.64	1.21	0.65	56
12.02	41,444	1.34	0.53	1.21	0.66	46
10.43	48,596	1.21	(0.16)	1.21	(0.16)	41
25.43	180,875	1.09	0.14	1.09	0.14	58

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Nuveen Investments	55

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust Information

Nuveen Investment Funds, Inc. (the “Trust”), is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Dividend Value Fund (“Dividend Value”), Nuveen Mid Cap Value Fund (“Mid Cap Value”) and Nuveen Small Cap Value Fund (“Small Cap Value”), (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was incorporated in the State of Maryland on August 20, 1987.

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Purchase and Sale Agreement

On October 1, 2014, TIAA-CREF, a national financial services organization, completed its previously announced acquisition of Nuveen, the parent company of the Adviser. The transaction has not resulted in any change in the portfolio management of the Funds or in the Funds’ investment objectives or policies.

Because the consummation of the acquisition resulted in the “assignment” (as defined in the Investment Company Act of 1940) and automatic termination of the Funds’ investment management agreements and investment sub-advisory agreements, Fund shareholders were asked to approve new investment management agreements with the Adviser and new investment sub-advisory agreements with each Fund’s Sub-Adviser. These new agreements were approved by shareholders of each of the Funds, and went into effect on October 1, 2014. The terms of the new agreements, including the fees payable to each Fund’s Adviser and Sub-Adviser, are substantially identical to those of the investment management agreements and investment sub-advisory agreements in place immediately prior to the closing.

Investment Objectives and Principal Investment Strategies

Dividend Value’s investment objective is long-term growth of capital and income. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities. In selecting securities, the Sub-Adviser, will invest in companies that it believes have the ability to pay above average dividends and finance expected growth and are trading at attractive valuations. The Fund will attempt to maintain a dividend that will grow over time. As a result, higher-yielding equity securities will generally represent the core holdings of the Fund. However, the Fund also may invest in lower-yielding, higher-growth equity securities if the Sub-Adviser believes they will help balance the portfolio. The Fund’s equity securities include common stocks, convertible preferred stocks, and corporate debt securities that are convertible into common stocks. All such equity securities will provide current income at the time of purchase. The Fund invests in convertible debt securities in pursuit of both long-term growth of capital and income. The securities’ conversion features provide long-term growth potential, while interest payments on the securities provide income. The Fund may invest in convertible debt securities without regard to their ratings, and therefore may hold convertible debt securities which are rated lower than investment grade.

Mid Cap Value’s investment objective is capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in common stocks of mid-capitalization companies. At the time of purchase, mid-capitalization companies are defined as companies that have market capitalizations within the market capitalization range of the companies in the Russell Midcap® Index immediately after its most recent reconstitution. It is expected that reconstitution of the index will occur each year at the end of June. Immediately after the most recent reconstitution, the range was $1.8 billion to $21.5 billion. In selecting stocks, the Sub-Adviser invests in companies that it believes are undervalued relative to other companies in the same industry or market, exhibit good or improving fundamentals, and exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years.

56	Nuveen Investments

Small Cap Value’s investment objective is capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in common stocks of small-capitalization companies. Small capitalization companies are defined as companies that have market capitalizations within the market capitalization range of the companies in the Russell 2000 Index on the last business day of the month in which its most recent reconstitution was completed. Reconstitution of the index currently is completed in June of each year. Immediately after the most recent reconstitution, the range was $143 million to $4.51 billion.

Each Fund may invest up to 15% of its total assets in non-dollar denominated equity securities of non-U.S. issuers. In addition, each Fund may invest up to 25% of its assets, collectively, in non-dollar denominated equity securities of non-U.S. issuers and in dollar denominated equity securities of non-U.S. issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank. Up to 15% of the Fund’s total assets may be invested in equity securities of emerging market issuers. Each Fund may utilize options, futures contracts, options on futures contracts and forward foreign currency exchange contracts (“derivatives”). Each Fund may use these derivatives to manage market or business risk, enhance each Fund’s return, or hedge against adverse movements in currency exchange rates.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Class B Shares

During the current fiscal period, Dividend Value and Mid Cap Value offered Class B Shares. Effective at the close of business on June 23, 2014, Class B Shares of the Funds were converted to Class A Shares and are no longer available through an exchange from other Nuveen mutual funds.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments, net of lending agent fees.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared and distributed to shareholders at least annually (except for Dividend Value, which are declared and distributed to shareholders quarterly). Net realized gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class B Shares were sold without an up-front sales charge but incurred a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class B Shares were subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC was reduced to 0% at the end of six years). Class B Shares automatically converted to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Nuveen Investments	57

Notes to Financial Statements (continued)

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees. Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing agent fees and expenses” on the Statement of Operations and are prorated among the classes based on relative net assets, are not charged to Class R6 Shares.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.

Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Funds’ Board of Directors (the “Board”). These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose

58	Nuveen Investments

market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board or its appointee.

Fair Value Measurements

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Dividend Value	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$1,710,927,896	$—	$—	$1,710,927,896
Investments Purchased with Collateral from Securities Lending	271,249,413	—	—	271,249,413
Short-Term Investments:
Money Market Funds	14,249,893	—	—	14,249,893
Total	$1,996,427,202	$—	$—	$1,996,427,202

Mid Cap Value
Long-Term Investments*:
Common Stocks	$131,231,161	$—	$—	$131,231,161
Investments Purchased with Collateral from Securities Lending	23,402,910	—	—	23,402,910
Short-Term Investments:
Money Market Funds	884,782	—	—	884,782
Total	$155,518,853	$—	$—	$155,518,853

Small Cap Value
Long-Term Investments*:
Common Stocks	$128,953,003	$—	$—	$128,953,003
Investments Purchased with Collateral from Securities Lending	14,384,216	—	—	14,384,216
Short-Term Investments:
Money Market Funds	8,023,727	—	—	8,023,727
Total	$151,360,946	$—	$—	$151,360,946
*	Refer to the Fund’s Portfolio of Investments for industry classifications.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the

Nuveen Investments	59

Notes to Financial Statements (continued)

Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely- traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates on assets and liabilities associated with investments and derivatives are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates on assets and liabilities associated with investments are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with forward foreign currency exchange contracts, futures, options purchased, options written and swap contracts are recognized as a component of “Change in net unrealized appreciation (deprecation) of forward foreign currency exchange contracts, futures contracts, options purchased, options written and swaps,’’ respectively, on the Statement of Operations, when applicable.

Securities Lending

In order to generate additional income, each Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks or other institutions. Each Fund’s policy is to receive cash collateral equal to at least 102% of the value of securities loaned, which is recognized as “Collateral from securities lending program” on the Statement of Assets and Liabilities. The adequacy of the collateral is monitored on a daily basis. If the value of the securities on loan increases, such that the level of collateralization falls below 100%, additional collateral is received from the borrower, which is recognized as “Due from broker” on the Statement of Assets and Liabilities, when applicable. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially.

60	Nuveen Investments

The Funds’ custodian serves as the securities lending agent for the Funds. Each Fund pays the custodian a fee based on the Fund’s proportional share of the custodian’s expense of operating its securities lending program. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending, at value” on the Statement of Assets and Liabilities.

The following table presents the securities out on loan for the Funds, which are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those securities.

Fund	Counterparty	Long-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Dividend Value	U.S. Bank National Association	$266,424,228	$(266,424,228)	$—
Mid Cap Value	U.S. Bank National Association	22,873,509	(22,873,509)	—
Small Cap Value	U.S. Bank National Association	13,927,780	(13,927,780)	—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the securities out on loan. Refer to the Fund’s Portfolio of Investments for details on the securities out on loan.

Income from securities lending, net of fees paid, is recognized on the Statement of Operations as “Securities lending income, net.” Securities lending fees paid by each Fund during the fiscal year ended October 31, 2014, were as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
Securities lending fees paid	$45,372	$14,815	$13,729

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the fiscal year ended October 31, 2014.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Nuveen Investments	61

Notes to Financial Statements (continued)

4. Fund Shares

Transactions in Fund shares were as follows:

	Year Ended 10/31/2014		Year Ended 10/31/2013
Dividend Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	4,089,137	$69,319,765	5,896,702	$95,694,992
Class A – automatic conversion of Class B Shares	61,967	1,087,081	14,618	225,266
Class B – exchanges	4,880	81,167	9,042	143,868
Class C	892,598	14,929,926	1,630,048	26,825,965
Class R3	965,275	16,345,358	1,165,396	18,790,143
Class R6	124,270	2,113,781	884,689	15,362,104
Class R6 – exchange of Class I Shares	—	—	3,668,683	56,350,962
Class I	12,340,055	211,881,409	13,417,941	215,861,391
Shares issued to shareholders due to reinvestment of distributions:
Class A	2,615,513	42,679,523	854,677	12,763,058
Class B	6,727	107,534	3,580	51,899
Class C	353,908	5,682,790	77,243	1,129,896
Class R3	274,621	4,470,108	71,415	1,064,183
Class R6	408,485	6,732,902	54,536	900,233
Class I	4,592,206	75,521,447	1,743,392	26,075,444
	26,729,642	450,952,791	29,491,962	471,239,404
Shares redeemed:
Class A	(7,059,831)	(120,561,840)	(3,880,219)	(61,448,650)
Class B	(20,202)	(340,226)	(31,981)	(503,335)
Class B – automatic conversion to Class A Shares	(62,705)	(1,087,081)	(14,763)	(225,266)
Class C	(849,312)	(14,168,207)	(337,265)	(5,381,368)
Class R3	(628,622)	(10,608,118)	(548,213)	(8,814,732)
Class R6	(767,079)	(13,434,118)	(836,781)	(14,461,170)
Class I	(14,157,573)	(242,578,668)	(20,127,405)	(327,892,435)
Class I – exchange to Class R6 Shares	—	—	(3,668,683)	(56,350,962)
	(23,545,324)	(402,778,258)	(29,445,310)	(475,077,918)
Net increase (decrease)	3,184,318	$48,174,533	46,652	$(3,838,514)

	Year Ended 10/31/2014		Year Ended 10/31/2013
Mid Cap Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	123,774	4,118,093	176,645	$4,729,766
Class A – automatic conversion of Class B Shares	31,025	1,063,278	4,274	111,572
Class B	—	—	149	3,585
Class C	19,422	635,355	35,129	928,204
Class R3	46,042	1,520,496	67,276	1,809,518
Class I	250,328	8,299,265	299,898	8,290,648
Shares issued to shareholders due to reinvestment of distributions:
Class A	5,453	178,246	15,342	357,321
Class B	—	—	210	4,622
Class C	—	—	1,012	22,773
Class R3	708	23,054	3,235	75,055
Class I	8,333	272,817	21,368	498,296
	485,085	16,110,604	624,538	16,831,360
Shares redeemed:
Class A	(185,664)	(6,166,307)	(578,915)	(15,652,273)
Class B	(8,608)	(266,059)	(26,157)	(652,671)
Class B – automatic conversion to Class A Shares	(33,048)	(1,063,278)	(4,538)	(111,572)
Class C	(51,490)	(1,640,918)	(118,318)	(3,012,864)
Class R3	(80,375)	(2,654,259)	(212,784)	(5,682,457)
Class I	(1,018,843)	(34,381,867)	(1,983,549)	(50,812,077)
	(1,378,028)	(46,172,688)	(2,924,261)	(75,923,914)
Net increase (decrease)	(892,943)	$(30,062,084)	(2,299,723)	$(59,092,554)

62	Nuveen Investments

	Year Ended 10/31/2014		Year Ended 10/31/2013
Small Cap Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	340,128	$6,160,911	568,795	$8,649,676
Class C	59,385	939,639	117,817	1,568,728
Class R3	343,394	6,069,984	443,559	6,431,538
Class I	2,007,566	37,336,600	752,219	11,691,483
Shares issued to shareholders due to reinvestment of distributions:
Class A	8,667	156,692	9,682	124,510
Class C	—	—	—	—
Class R3	611	10,859	397	5,021
Class I	10,516	196,130	13,743	182,237
	2,770,267	50,870,815	1,906,212	28,653,193
Shares redeemed:
Class A	(600,505)	(10,828,978)	(464,882)	(6,833,730)
Class C	(95,436)	(1,475,184)	(18,463)	(242,312)
Class R3	(223,393)	(3,965,698)	(144,817)	(2,166,467)
Class I	(1,040,269)	(19,514,660)	(1,189,506)	(17,884,062)
	(1,959,603)	(35,784,520)	(1,817,668)	(27,126,571)
Net increase (decrease)	810,664	$15,086,295	88,544	$1,526,622

5. Investment Transactions

Long-term purchases and sales (excluding investments purchased with collateral from securities lending) during the fiscal year ended October 31, 2014, were as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
Purchases	$463,913,719	$185,050,608	$77,624,254
Sales	569,735,967	212,945,496	61,609,671

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of October 31, 2014, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
Cost of investments	$1,479,606,016	$138,729,057	$132,082,271
Gross unrealized:
Appreciation	525,518,210	19,270,379	21,635,895
Depreciation	(8,697,024)	(2,480,583)	(2,357,220)
Net unrealized appreciation (depreciation) of investments	$516,821,186	$16,789,796	$19,278,675

Nuveen Investments	63

Notes to Financial Statements (continued)

Permanent differences, primarily due to the federal taxes paid, foreign currency transactions, real estate investment trust adjustments, tax equalization, investments in partnerships, and distribution reallocations, resulted in reclassifications among the Funds’ components of net assets as of October 31, 2014, the Funds’ tax year end, as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
Capital paid-in	$211,077	$(11)	$(11)
Undistributed (Over-distribution of) net investment income	268,475	(16,385)	(6,628)
Accumulated net realized gain (loss)	(479,552)	16,396	6,639

The tax components of undistributed net ordinary income and net long-term capital gains as of October 31, 2014, the Funds’ tax year end, were as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
Undistributed net ordinary income[1]	$2,479,227	$1,147,973	$408,422
Undistributed net long-term capital gains	109,359,753	—	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended October 31, 2014 and October 31, 2013, was designated for purposes of the dividends paid deduction as follows:

2014	Dividend Value	Mid Cap Value	Small Cap Value
Distributions from net ordinary income[1]	$54,285,008	$858,059	$451,461
Distributions from net long-term capital gains[2]	147,801,544	—	—

2013	Dividend Value	Mid Cap Value	Small Cap Value
Distributions from net ordinary income[1]	$31,811,014	$1,665,679	$399,056
Distributions from net long-term capital gains	37,952,222	—	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.
[2]	The Funds hereby designate as long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2014.

As of October 31, 2014, the Funds’ tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	Dividend[3] Value	Mid Cap Value	Small Cap Value
Expiration:
October 31, 2016	$8,270,890	$—	$—
October 31, 2017	—	6,541,557	7,550,413
Not subject to expiration	—	—	—
Total	$8,270,890	$6,541,557	$7,550,413
[3]	A portion of Dividend Value’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

During the Funds’ tax year ended October 31, 2014, the Funds utilized capital loss carryforwards as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
Utilized capital loss carryforwards	$4,135,445	$25,064,249	$13,317,852

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

64	Nuveen Investments

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Dividend Value Fund-Level Fee Rate	Mid Cap Value Fund-Level Fee Rate	Small Cap Value Fund-Level Fee Rate
For the first $125 million	0.6000%	0.7000%	0.7000%
For the next $125 million	0.5875	0.6875	0.6875
For the next $250 million	0.5750	0.6750	0.6750
For the next $500 million	0.5625	0.6625	0.6625
For the next $1 billion	0.5500	0.6500	0.6500
For net assets over $2 billion	0.5250	0.6250	0.6250

The annual complex-level fee for each Fund, payable monthly, is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex level fee schedule for each Fund is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of October 31, 2014, the complex-level fee rate for each Fund was as follows:

Fund	Complex-Level Fee Rate
Dividend Value	0.1865%
Mid Cap Value	0.2000
Small Cap Value	0.1902

The Adviser has contractually agreed to waive fees and/or reimburse expenses of Mid Cap Value and Small Cap Value so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding any acquired fund fees and expenses, do not exceed the percentages of the average daily net assets of any class of Fund shares in the amounts and for the time period stated in the following table:

	Class A Shares	Class C Shares	Class R3 Shares	Class I Shares	Expiration date
Mid Cap Value	1.34%	2.09%	1.59%	1.09%	February 28, 2015
Small Cap Value*	1.40	2.15	1.65	1.15	February 28, 2016
*	Effective August 1, 2014. Small Cap Value’s temporary Expense Cap was 1.45%, 2.20, 1.70% and 1.20% for Class A Shares, Class C Shares, Class R3 Shares and Class I Shares, respectively, with a temporary Expense Cap expiration date of February 28, 2015, for the period November 1, 2013 through July 31, 2014.

The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the fiscal year ended October 31, 2014, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
Sales charges collected (Unaudited)	$315,163	$18,796	$24,779
Paid to financial intermediaries (Unaudited)	278,149	16,771	22,585

Nuveen Investments	65

Notes to Financial Statements (continued)

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended October 31, 2014, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
Commission advances (Unaudited)	$126,198	$8,551	$13,830

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended October 31, 2014, the Distributor retained such 12b-1 fees as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
12b-1 fees retained (Unaudited)	$157,743	$7,966	$6,267

The remaining 12b-1 fees charged were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended October 31, 2014, as follows:

	Dividend Value	Mid Cap Value	Small Cap Value
CDSC retained (Unaudited)	$12,219	$179	$3,978

66	Nuveen Investments

Additional

Fund Information (Unaudited)

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL 60603

Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606 Custodian U.S. Bank National Association Milwaukee, WI 53202	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Distribution Information: The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1 (h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

	Dividend Value	Mid Cap Value	Small Cap Value
% of QDI	89%	100%	100%
% of DRD	77%	100%	100%

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments	67

Glossary of Terms

Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested distributions and capital gains, if any) over the time period being considered.

Dow Jones Industrial Average Index: A price-weighted index of the 30 largest, most widely held stocks traded on the New York Stock Exchange. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Equity Income Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Equity Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Lipper Mid-Cap Value Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mid-Cap Value Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Lipper Small-Cap Value Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Value Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Market Capitalization: The market capitalization of a company is equal to the number of the company’s common shares outstanding multiplied by the current price of the company’s stock.

MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI Emerging Markets Index: An unmanaged index considered representative of stocks of developing countries. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

NASDAQ Composite Index: A stock market index of the common stocks and similar securities listed on the NASDAQ stock market. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Russell 1000® Value Index: An index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

68	Nuveen Investments

Russell 2000® Value Index: An index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Russell Midcap® Value Index: An index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

Nuveen Investments	69

Trustees

and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of directors of the Funds is currently set at twelve. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustee:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Chairman of Miller-Valentine Partners Med, a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; owner in several other Miller-Valentine entities; Board Member of Med-America Health System, Tech Town, Inc., a not-for-profit community development company, and WDPR Public Radio Station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	200
Robert P. Bremner 1940 333 W. Wacker Drive Chicago, IL 60606	Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	200
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Chairman, United Fire Group, a publicly held company; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	200
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	200

70	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.	200
John K. Nelson 1962 333 West Wacker Drive Chicago, IL 60606	Trustee	2013	Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	200
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since June 2013) and U.S. Endowment for Forestry and Communities (since November 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	200
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009) Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	200
Virginia L. Stringer 1944 333 W. Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	200

Nuveen Investments	71

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	200

Interested Trustee:
William Adams IV(2) 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Senior Executive Vice President, Global Structured Products (since 2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago; formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010).	200
Thomas S. Schreier, Jr.(2) 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman’s Council of the Investment Company Institute; formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	200

72	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	201
Margo L. Cook 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	201
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	201
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014), and Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Senior Vice President (2010-2011), Formerly Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Certified Public Accountant.	201
Scott S. Grace 1970 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	201
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	201

Nuveen Investments	73

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investment Holdings, Inc.	201
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	201
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	201
Joel T. Slager 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since May, 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	201
Jeffery M. Wilson 1956 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	107

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

74	Nuveen Investments

Annual Investment Management Agreement

Approval Process (Unaudited)

I.

The Approval Process

The Board of Directors of each Fund (each, a “Board” and each Director, a “Board Member”), including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and the sub-adviser to the respective Fund and determining whether to approve or continue such Fund’s advisory agreement (each, an “Original Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and sub-advisory agreement (each, an “Original Sub-Advisory Agreement” and, together with the Original Investment Management Agreement, the “Original Advisory Agreements”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”). Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), each Board is required to consider the continuation of the respective Original Advisory Agreements on an annual basis. In addition, prior to its annual review, the Board Members were advised of the potential acquisition of Nuveen Investments, Inc. (“Nuveen”) by TIAA-CREF (the “Transaction”). For purposes of this section, references to “Nuveen” herein include all affiliates of Nuveen Investments, Inc. providing advisory, sub-advisory, distribution or other services to the Funds and references to the “Board” refer to the Board of each Fund. In accordance with the 1940 Act and the terms of the Original Advisory Agreements, the completion of the Transaction would terminate each of the Original Investment Management Agreements and the Original Sub-Advisory Agreements. Accordingly, at an in-person meeting held on April 30, 2014 (the “April Meeting”), the Board, including all of the Independent Board Members, performed its annual review of the Original Advisory Agreements and approved the continuation of the Original Advisory Agreements for the Funds. Furthermore, in anticipation of the termination of the Original Advisory Agreements that would occur upon the consummation of the Transaction, the Board also approved for each Fund a new advisory agreement (each, a “New Investment Management Agreement”) between the Fund and the Adviser and a new sub-advisory agreement (each, a “New Sub-Advisory Agreement” and, together with the New Investment Management Agreement, the “New Advisory Agreements”) between the Adviser and the Sub-Adviser, each on behalf of the respective Fund to be effective following the completion of the Transaction and the receipt of the requisite shareholder approval.

Leading up to the April Meeting, the Independent Board Members had several meetings and deliberations, with and without management from Nuveen present and with the advice of legal counsel, regarding the Original Advisory Agreements, the Transaction and its impact and the New Advisory Agreements. At its meeting held on February 25-27, 2014 (the “February Meeting”), the Board Members met with a senior executive representative of TIAA-CREF to discuss the proposed Transaction. At the February Meeting, the Independent Board Members also established an ad hoc committee comprised solely of the Independent Board Members to monitor and evaluate the Transaction and to keep the Independent Board Members updated with developments regarding the Transaction. On March 20, 2014, the ad hoc committee met telephonically to discuss with management of Nuveen, and separately with independent legal counsel, the terms of the proposed Transaction and its impact on, among other things: the governance structure of Nuveen; the strategic plans for Nuveen; the operations of the Nuveen funds (which include the Funds); the quality or level of services provided to the Nuveen funds; key personnel that service the Nuveen funds and/or the Board and the compensation or incentive arrangements to retain such personnel; Nuveen’s capital structure; the regulatory requirements applicable to Nuveen or fund operations; and the Nuveen funds’ fees and expenses, including the funds’ complex-wide fee arrangement. Following the meeting of the ad hoc committee, the Board met in person (two Independent Board Members participating telephonically) in an executive session on March 26, 2014 to further discuss the proposed Transaction. At the executive session, the Board met privately with independent legal counsel to review its duties with respect to reviewing advisory agreements, particularly in the context of a change of control, and to evaluate further the Transaction and its impact on the Nuveen funds, the Adviser and the Sub-Adviser (collectively, the “Fund Advisers” and each, a “Fund Adviser”) and the services provided. Representatives of Nuveen also met with the Board to update the Board Members on developments regarding the Transaction, to respond to questions and to discuss, among other things: the governance of the Fund Advisers following the Transaction; the background, culture (including with respect to regulatory and compliance matters) and resources of TIAA-CREF; the general plans and intentions of TIAA-CREF for Nuveen; the terms and conditions of the Transaction (including financing terms); any benefits or detriments the Transaction may impose on the Nuveen funds, TIAA-CREF or the Fund Advisers; the reaction from the Fund Advisers’ employees knowledgeable of the Transaction; the incentive and retention plans for key personnel of the Fund Advisers; the potential access to additional distribution platforms and economies of scale; and the impact of any additional regulatory schemes that may be applicable to the Nuveen funds given the banking and insurance businesses operated in the TIAA-CREF enterprise. As part of its review, the Board also held a separate meeting on April 15-16, 2014 to review the Nuveen funds’ investment performance and consider an analysis provided by the Adviser of each sub-adviser of the Nuveen funds (including the Sub-Adviser) and the Transaction and its implications to the Nuveen funds. During their review of the materials and discussions, the Independent Board Members presented the Adviser with questions and the Adviser responded. Further, the Independent Board Members met in an executive session with independent legal counsel on April 29, 2014 and April 30, 2014.

Nuveen Investments	75

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

In connection with their review of the Original Advisory Agreements and the New Advisory Agreements, the Independent Board Members received extensive information regarding the Funds and the Fund Advisers including, among other things: the nature, extent and quality of services provided by each Fund Adviser; the organization and operations of any Fund Adviser; the expertise and background of relevant personnel of each Fund Adviser; a review of each Fund’s performance (including performance comparisons against the performance of peer groups and appropriate benchmarks); a comparison of Fund fees and expenses relative to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of fund initiatives and shareholder communications; and an analysis of the Adviser’s profitability with comparisons to peers in the managed fund business. In light of the proposed Transaction, the Independent Board Members, through their independent legal counsel, also requested in writing and received additional information regarding the proposed Transaction and its impact on the provision of services by the Fund Advisers.

The Independent Board Members received, well in advance of the April Meeting, materials which responded to the request for information regarding the Transaction and its impact on Nuveen and the Nuveen funds including, among other things: the structure and terms of the Transaction; the impact of the Transaction on Nuveen, its operations and the nature, quality and level of services provided to the Nuveen funds, including, in particular, any changes to those services that the Nuveen funds may experience following the Transaction; the strategic plan for Nuveen, including any financing arrangements following the Transaction and any cost-cutting efforts that may impact services; the organizational structure of TIAA-CREF, including the governance structure of Nuveen following the Transaction; any anticipated effect on each Nuveen fund’s expense ratios (including changes to advisory and sub-advisory fees) and economies of scale that may be expected; any benefits or conflicts of interest that TIAA-CREF, Nuveen or their affiliates can expect from the Transaction; any benefits or undue burdens or other negative implications that may be imposed on the Nuveen funds as a result of the Transaction; the impact on Nuveen or the Nuveen funds as a result of being subject to additional regulatory schemes that TIAA-CREF must comply with in operating its various businesses; and the costs associated with obtaining necessary shareholder approvals and the bearer of such costs. The Independent Board Members also received a memorandum describing the applicable laws, regulations and duties in approving advisory contracts, including in conjunction with a change of control, from their independent legal counsel.

The materials and information prepared in connection with the review of the Original Advisory Agreements and New Advisory Agreements supplemented the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviewed the performance and various services provided by the Adviser and Sub-Adviser. The Board met at least quarterly as well as at other times as the need arose. At its quarterly meetings, the Board reviewed reports by the Adviser regarding, among other things, fund performance, fund expenses, premium and discount levels of closed-end funds, the performance of the investment teams and compliance, regulatory and risk management matters. In addition to regular reports, the Adviser provided special reports to the Board or a committee thereof from time to time to enhance the Board’s understanding of various topics that impact some or all the Nuveen funds (such as distribution channels, oversight of omnibus accounts and leverage management topics), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Adviser. The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.

In addition, the Board has created several standing committees (the Executive Committee; the Dividend Committee; the Audit Committee; the Compliance, Risk Management and Regulatory Oversight Committee; the Nominating and Governance Committee; the Open-End Funds Committee; and the Closed-End Funds Committee). The Open-End Funds Committee and Closed-End Funds Committee are intended to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These two Committees have met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

Further, the Board continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds and meet key investment and business personnel at least once over a multiple year rotation. In this regard, the Independent Board Members made site visits to certain equity and fixed income teams of the Sub-Adviser in September 2013 and met with the Sub-Adviser’s municipal team at the August and November 2013 quarterly meetings.

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Original Advisory Agreements and its review of the New Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the funds are the result of many years of review and discussion between the Independent Board Members and Nuveen fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and the Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. With respect to the New Advisory Agreements, the Board also considered the

76	Nuveen Investments

Transaction and its impact on the foregoing factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Original Advisory Agreements and New Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

1. The Original Advisory Agreements

In considering renewal of each Original Advisory Agreement, the Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including portfolio management services (and the resulting Fund performance) and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the capability and integrity of the Adviser and its staff and the Adviser’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things: each Fund Adviser’s organization and business; the types of services that each Fund Adviser or its affiliates provide to each Fund; the performance record of each Fund (as described in further detail below); and any initiatives Nuveen had taken for the open-end fund product line.

In considering the services provided by the Fund Advisers, the Board recognized that the Adviser provides a myriad of investment management, administrative, compliance, oversight and other services for the Funds, and the Sub-Adviser generally provides the portfolio advisory services to the Funds under the oversight of the Adviser. The Board considered the wide range of services provided by the Adviser to the Nuveen funds beginning with developing the fund and monitoring and analyzing its performance to providing or overseeing the services necessary to support a fund’s daily operations. The Board recognized the Adviser, among other things, provides: (a) product management (such as analyzing ways to better position a fund in the marketplace, maintaining relationships to gain access to distribution platforms and setting dividends); (b) fund administration (such as preparing a fund’s tax returns, regulatory filings and shareholder communications; managing fund budgets and expenses; overseeing a fund’s various service providers; and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund’s investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; and participating in fund development, leverage management and the development of investment policies and parameters).

In its review, the Board also considered the new services, initiatives or other changes adopted since the last advisory contract review that were designed to enhance the services and support the Adviser provides to the Nuveen funds. The Board recognized that some initiatives are a multi-year process. In reviewing the activities of 2013, the Board recognized that the year reflected the Adviser’s continued focus on fund rationalization for both closed-end and open-end funds, consolidating certain funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain funds. As in the past, the Board recognized the Adviser’s significant investment in its technology initiatives, including the continued progress toward a central repository for fund and other Nuveen product data and implementing a data system to support the risk oversight group enabling it to provide more detailed risk analysis for the Nuveen funds. The Board noted the new data system has permitted more in-depth analysis of the investment risks of the Funds and across the complex providing additional feedback and insights to the investment teams and more comprehensive risk reporting to the Board. The Adviser also conducted several workshops for the Board regarding the new data system, including explaining the risk measures being applied and their purpose. The Board also recognized the enhancements in the valuation group within the Adviser, including centralizing the fund pricing process within the valuation group, trending to more automated and expedient reviews and continuing to expand its valuation team. The Board further considered the expansion of personnel in the compliance department enhancing the collective expertise of the group, investments in additional compliance systems and the updates of various compliance policies.

In addition to the foregoing actions, the Board also considered other initiatives related to the open-end funds, including, among other things: the continued focus on enhancing the product line through the development of new funds, including the development of alternative strategies reflecting trends in the industry; the enhanced support provided to the Board by providing comprehensive in-depth presentations to the Open-End Funds Committee; and the development of a new class of shares for certain funds.

As noted, the Adviser also oversees the Sub-Adviser who provides the portfolio advisory services to the Funds. In reviewing the portfolio advisory services provided to each Fund, the Nuveen Investment Services Oversight Team of the Adviser analyzes the performance of the Sub-Adviser and may recommend changes to the investment team or investment strategies as appropriate. In assisting the Board’s review of the Sub-Adviser, the

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Adviser provides a report analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, organization and history, assets under management, the investment team’s philosophy and strategies in managing each Fund, developments affecting the Sub-Adviser or the Funds and their performance. In their review of the Sub-Adviser, the Independent Board Members considered, among other things, the experience and qualifications of the relevant investment personnel, their investment philosophy and strategies, the Sub-Adviser’s organization and stability, its capabilities and any initiatives taken or planned to enhance its current capabilities or support potential growth of business and, as outlined in further detail below, the performance of the Funds. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance while not providing an inappropriate incentive to take undue risks.

Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Nuveen funds’ compliance policies and procedures; the resources dedicated to compliance; the record of compliance with the policies and procedures; and Nuveen’s supervision of the Funds’ service providers. The Board recognized Nuveen’s commitment to compliance and strong commitment to a culture of compliance. Given the Adviser’s emphasis on monitoring investment risk, the Board has also appointed two Independent Board Members as point persons to review and keep the Board apprised of developments in this area and work with applicable Fund Adviser personnel.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to each Fund under the respective Original Advisory Agreement were satisfactory.

2. The New Advisory Agreements

In evaluating the nature, quality and extent of the services expected to be provided by the Fund Advisers under the New Investment Management Agreements and the New Sub-Advisory Agreements, the Board Members concluded that no diminution in the nature, quality and extent of services provided to each Fund and its shareholders by the respective Fund Advisers is expected as a result of the Transaction. In making their determination, the Independent Board Members considered, among other things: the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of each Fund Adviser; the ability of each Fund Adviser to perform its duties after the Transaction, including any changes to the level or quality of services provided to the Funds; the potential implications of any additional regulatory requirements imposed on the Fund Advisers or the Nuveen funds following the Transaction; and any anticipated changes to the investment and other practices of the Nuveen funds.

The Board noted that the terms of each New Investment Management Agreement, including the fees payable thereunder, are substantially identical to those of the Original Investment Management Agreement relating to the same Fund. Similarly, the terms of each New Sub-Advisory Agreement, including fees payable thereunder, are substantially identical to those of the Original Sub-Advisory Agreement relating to the same Fund. The Board considered that the services to be provided and the standard of care under the New Investment Management Agreements and the New Sub-Advisory Agreements are the same as the corresponding original agreements. The Board Members noted the Transaction also does not alter the allocation of responsibilities between the Adviser and the Sub-Adviser. The Sub-Adviser will continue to furnish an investment program, make investment decisions and place all orders for the purchase and sale of securities, all on behalf of each Fund and subject to oversight of the Board and the Adviser. The Board noted that TIAA-CREF did not anticipate any material changes to the advisory, sub-advisory or other services provided to the Nuveen funds as a result of the Transaction. The Independent Board Members recognized that there were not any planned “cost cutting” measures that could be expected to reduce the nature, extent or quality of services. The Independent Board Members further noted that there were currently no plans for material changes to senior personnel at Nuveen or key personnel who provide services to the Nuveen funds and the Board following the Transaction. The key personnel who have responsibility for the Nuveen funds in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Transaction, although such personnel may have additional reporting requirements to TIAA-CREF. The Board also considered the anticipated incentive plans designed to retain such key personnel. Notwithstanding the foregoing, the Board Members recognized that personnel changes may occur in the future as a result of normal business developments or personal career decisions.

The Board Members also considered Nuveen’s proposed governance structure following the Transaction and noted that Nuveen was expected to remain a stand-alone business within the TIAA-CREF enterprise and operate relatively autonomously from the other TIAA-CREF businesses, but would receive the general support and oversight from certain TIAA-CREF functional groups (such as legal, finance, internal audit, compliance, and risk management groups). The Board recognized, however, that Nuveen may be subject to additional reporting requirements as it keeps TIAA-CREF abreast of developments affecting the Nuveen business, may be required to modify certain of its reports, policies and procedures as necessary to conform to the practices followed in the TIAA-CREF enterprise and may need to collaborate with TIAA-CREF with respect to strategic planning for its business.

In considering the implications of the Transaction, the Board Members also recognized the reputation and size of TIAA-CREF and the benefits that the Transaction may bring to the Nuveen funds and Nuveen. In this regard, the Board recognized, among other things, that the increased resources and support that may be available to Nuveen from TIAA-CREF and the improved capital structure of Nuveen Investments, Inc. (the parent of the Adviser) that would result from the significant reduction in its debt level may reinforce and enhance Nuveen’s ability to provide quality services to the Nuveen funds and to invest further into its infrastructure.

78	Nuveen Investments

Further, with the consummation of the Transaction, the Board recognized the enhanced distribution capabilities for the Nuveen funds as the funds may gain access to TIAA-CREF’s distribution network, particularly through TIAA-CREF’s retirement platform and institutional client base. The Board also considered that investors in TIAA-CREF’s retirement platform may choose to roll their investments as they exit their retirement plans into the Nuveen funds. The Independent Board Members recognized the potential cost savings to the benefit of all shareholders of the Nuveen funds from reduced expenses as assets in the Nuveen fund complex rise pursuant to the complex-wide fee arrangement described in further detail below.

Based on their review, the Independent Board Members found that the expected nature, extent and quality of services to be provided to each Fund under its New Advisory Agreements were satisfactory and supported approval of the New Advisory Agreements.

B. The Investment Performance of the Funds and Fund Advisers

1. The Original Advisory Agreements

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of each Fund’s performance and the applicable investment team. In considering each Fund’s performance, the Board recognized that a fund’s performance can be reviewed through various measures including the fund’s absolute return, the fund’s return compared to the performance of other peer funds and the fund’s performance compared to its respective benchmark. Accordingly, the Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) and with recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2013, as well as performance information reflecting the first quarter of 2014. This information supplemented the Nuveen fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

•	The performance data reflects a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance.

•	The investment experience of a particular shareholder in a fund will vary depending on when such shareholder invests in such fund, the class held (if multiple classes offered in the fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

•	Open-end funds offer multiple classes and the performance of the various classes of a fund should be substantially similar on a relative basis because all of the classes are invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

•	The usefulness of comparative performance data as a frame of reference to measure a fund’s performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Adviser classified the Performance Peer Groups of the Nuveen funds from highly relevant to less relevant. For funds classified with less relevant Performance Peer Groups, the Board considered a fund’s performance compared to its benchmark to help assess the fund’s comparative performance. A fund was generally considered to have performed comparably to its benchmark if the fund’s performance was within certain thresholds compared to the performance of its benchmark and was considered to have outperformed or underperformed its benchmark if the fund’s performance was beyond these thresholds for the one- and three-year periods, subject to certain exceptions.[i] While the Board is cognizant of the relative performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the fund with its peers and/or benchmarks result in differences in performance results.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund’s fee structure.

In considering the performance data, the Independent Board Members noted the following:

The Nuveen Dividend Value Fund (“Dividend Value Fund”) demonstrated generally favorable performance in comparison to its peers, performing in the first quartile over various periods. The Nuveen Small Cap Value Fund (“Small Cap Value Fund”) also demonstrated generally favorable performance in comparison to its peers. In this regard, although Small Cap Value Fund performed in the third quartile in the five-year period, it performed in the second quartile in the one-year period and the first quartile in the three-year period. The Nuveen Mid Cap Value Fund (“Mid Cap

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Value Fund”) lagged its peers over the longer periods, but had better performance in the shorter periods. In this regard, although Mid Cap Value Fund was in the fourth quartile in the three- and five-year periods, it was in the first quartile for the one-year period and outperformed its benchmark in the one-year period.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

2. The New Advisory Agreements

With respect to the performance of each Fund, the Board considered that the portfolio investment personnel responsible for the management of the respective Fund portfolios were expected to continue to manage such portfolios following the completion of the Transaction and the investment strategies of the Funds were not expected to change as a result of the Transaction. Accordingly, the findings regarding performance outlined above for the Original Advisory Agreements are applicable to the review of the New Advisory Agreements.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund, reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; and the timing of information used may impact the comparative data thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their peer average based on the net total expense ratio. The Independent Board Members observed the following with respect to the Funds’ net management fees and net expense ratios (including fee waivers and expense reimbursements).

The Board noted that Dividend Value Fund had a net management fee that was slightly higher than its peer average, but a net expense ratio that was in line with its peer average. In addition, the Board noted that Mid Cap Value Fund and Small Cap Value Fund had slightly higher or higher net management fees and slightly higher net expense ratios than their respective peer averages. With respect to Mid Cap Value Fund, the Board noted that the higher expense ratio compared to peers was generally attributed to an outlier in the peer group that lowered the peer average. With respect to Small Cap Value Fund, although such Fund had a slightly higher expense ratio compared to its peer average, the Board noted that the temporary expense cap on the Fund was reduced in 2013, and the Adviser agreed to reduce the temporary expense cap further by five basis points.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board recognized that all Nuveen funds have a sub-adviser, either affiliated or non-affiliated, and therefore the overall fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the sub-adviser. In general terms, the fee to the Adviser reflects the administrative and other services it provides to support the Nuveen fund (as described above) and, while some administrative services may occur at the sub-adviser level, the fee to the sub-adviser generally reflects the portfolio management services provided by the sub-adviser. The Independent Board Members considered the fees a Fund Adviser assesses to the Funds compared to that of other clients. With respect to non-municipal funds, such other clients of a Fund Adviser may include: separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen, collective trust funds and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams.

The Independent Board Members reviewed the nature of services provided by the Adviser, including through its affiliated sub-advisers and the average fee the affiliated sub-advisers assessed such clients as well as the range of fees assessed to the different types of separately managed accounts (such as retail, institutional or wrap accounts) to the extent applicable to the respective sub-adviser. In their review, the Independent Board Members considered the differences in the product types, including, but not limited to: the services provided, the structure and operations, product

80	Nuveen Investments

distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Nuveen funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. The Independent Board Members noted that, as a general matter, higher fee levels reflect higher levels of service, increased investment management complexity, greater product management requirements and higher levels of risk or a combination of the foregoing. The Independent Board Members further noted, in particular, that the range of services provided to the Funds (as discussed above) is generally much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the Adviser are not required for institutional clients. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data, an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2013 and Nuveen’s consolidated financial statements for 2013. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses and profit margin compared to that of various unaffiliated management firms.

In reviewing profitability, the Independent Board Members noted the Adviser’s continued investment in its business with expenditures to, among other things, upgrade its investment technology and compliance systems and provide for additional personnel and other resources. The Independent Board Members recognized the Adviser’s continued commitment to its business should enhance the Adviser’s capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. In addition, in evaluating profitability, the Independent Board Members also noted the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available, and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, an adviser’s particular business mix, capital costs, size, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members noted the Adviser’s adjusted operating margin appears to be reasonable in relation to other investment advisers and sufficient to operate as a viable investment management firm meeting its obligations to the Nuveen funds. Based on their review, the Independent Board Members concluded that the Adviser’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Adviser, the Independent Board Members reviewed such sub-advisers’ revenues, expenses and profitability margins (pre- and post-tax) for their advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Adviser’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive or are expected to receive that are directly attributable to the management of a Nuveen fund. See Section E below for additional information on indirect benefits the Fund Advisers may receive as a result of its relationship with a Nuveen fund. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the Funds were reasonable.

4. The New Advisory Agreements

As noted above, the terms of the New Advisory Agreements are substantially identical to their corresponding Original Advisory Agreements. The fee schedule, including the breakpoint schedule and complex-wide fee schedule, in each New Advisory Agreement is identical to that under the corresponding Original Advisory Agreement. The Board Members also noted that Nuveen has committed for a period of two years from the date of closing the Transaction (i) not to increase contractual management fee rates for any Nuveen fund and (ii) not to raise expense cap levels for any Nuveen fund from levels currently in effect or scheduled to go into effect prior to the Transaction. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course. Based on the information provided, the Board Members did not believe that the overall expenses would increase as a result of the Transaction. In addition, the Board Members recognized that the Nuveen funds may gain access to the retirement platform and institutional client base of TIAA-CREF, and the investors in the retirement platforms may roll their investments into

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one or more Nuveen funds as they exit their retirement plans. The enhanced distribution access may result in additional sales of the Nuveen funds resulting in an increase in total assets under management in the complex and a corresponding decrease in overall management fees if additional breakpoints at the fund-level or complex-wide level are met. Based on its review, the Board determined that the management fees and expenses under each New Advisory Agreement were reasonable.

Further, other than from a potential reduction in the debt level of Nuveen Investments, Inc., the Board recognized that it is difficult to predict with any degree of certainty the impact of the Transaction on Nuveen’s profitability. Given the fee schedule was not expected to change under the New Advisory Agreements, however, the Independent Board Members concluded that each Fund Adviser’s level of profitability for its advisory activities under the respective New Advisory Agreements would continue to be reasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

1. The Original Advisory Agreements

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Nuveen funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement (as applicable) were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

2. The New Advisory Agreements

As noted, the Independent Board Members recognized that the fund-level and complex-wide schedules will not change under the New Advisory Agreements. Assets in the funds advised by TIAA-CREF or its current affiliates will not be included in the complex-wide fee calculation. Nevertheless, the Nuveen funds may have access to TIAA-CREF’s retirement platform and institutional client base. The access to this distribution network may enhance the distribution of the Nuveen funds which, in turn, may lead to reductions in management and sub-advisory fees if the Nuveen funds reach additional fund-level and complex-wide breakpoint levels. Based on their review, including the considerations in the annual review of the Original Advisory Agreements, the Independent Board Members determined that the fund-level breakpoint schedules and complex-wide fee schedule continue to be appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale under the New Advisory Agreements.

E. Indirect Benefits

1. The Original Advisory Agreements

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of the Adviser, which include fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research that may be useful to a Fund Adviser in managing the assets of the fund and other clients. Each Fund’s portfolio transactions are allocated by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the applicable Fund’s portfolio transactions. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the Funds and their shareholders to the extent the research enhances the ability of the Sub-Adviser to manage the Funds. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

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2. The New Advisory Agreements

The Independent Board Members noted that, as the applicable policies and operations of the Fund Advisers with respect to the Nuveen funds were not anticipated to change significantly after the Transaction, such indirect benefits should remain after the Transaction. The Independent Board Members further noted the benefits the Transaction would provide to TIAA-CREF and Nuveen, including a larger-scale fund complex, certain shared services (noted above) and a broader range of investment capabilities, distribution capabilities and product line. Further, the Independent Board Members noted that Nuveen Investments, Inc. (the parent of the Adviser) would benefit from an improved capital structure through a reduction in its debt level.

F. Other Considerations for the New Advisory Agreements

In addition to the factors above, the Board Members also considered the following with respect to the Nuveen funds:

•	Nuveen would rely on the provisions of Section 15(f) of the 1940 Act. In this regard, to help ensure that an unfair burden is not imposed on the Nuveen funds, Nuveen has committed for a period of two years from the date of the closing of the Transaction (i) not to increase contractual management fee rates for any fund and (ii) not to raise expense cap levels for any fund from levels currently in effect or scheduled to go into effect prior to the Transaction. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

•	The Nuveen funds would not incur any costs in seeking the necessary shareholder approvals for the New Investment Management Agreements or the New Sub-Advisory Agreements (except for any costs attributed to seeking shareholder approvals of fund specific matters unrelated to the Transaction, such as election of Board Members or changes to investment policies, in which case a portion of such costs will be borne by the applicable funds).

•	The reputation, financial strength and resources of TIAA-CREF.

•	The long-term investment philosophy of TIAA-CREF and anticipated plans to grow Nuveen’s business to the benefit of the Nuveen funds.

•	The benefits to the Nuveen funds as a result of the Transaction including: (i) increased resources and support available to Nuveen as well as an improved capital structure that may reinforce and enhance the quality and level of services it provides to the funds; (ii) potential additional distribution capabilities for the funds to access new markets and customer segments through TIAA-CREF’s distribution network, including, in particular, its retirement platforms and institutional client base; and (iii) access to TIAA-CREF’s expertise and investment capabilities in additional asset classes.

G. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Original Advisory Agreement and New Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Original Advisory Agreements be renewed and the New Advisory Agreements be approved.

II.

Approval of Interim Advisory Agreements

At the April Meeting, the Board Members, including the Independent Board Members, unanimously approved for each Fund an interim advisory agreement (the “Interim Investment Management Agreement”) between the respective Fund and the Adviser and an interim sub-advisory agreement (the “Interim Sub-Advisory Agreement”) between the Adviser and the Sub-Adviser. If necessary to assure continuity of advisory services, each respective Interim Investment Management Agreement and Interim Sub-Advisory Agreement will take effect upon the closing of the Transaction if shareholders have not yet approved the corresponding New Investment Management Agreement or New Sub-Advisory Agreement. The terms of each Interim Investment Management Agreement and Interim Sub-Advisory Agreement are substantially identical to those of the corresponding Original Investment Management Agreement and New Investment Management Agreement and the corresponding Original Sub-Advisory Agreement and New Sub-Advisory Agreement, respectively, except for certain term and fee escrow provisions. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Funds under the respective Interim Investment Management Agreements and Interim Sub-Advisory Agreements are at least equivalent to the scope and quality of services provided under the applicable Original Investment Management Agreements and Original Sub-Advisory Agreements.

III.

Recent Developments

The Transaction closed on October 1, 2014. As of such date, new investment management agreements and new sub-advisory agreements took effect for those Nuveen funds that had obtained shareholder approval. For Nuveen funds that had not obtained shareholder approval as of such date, interim investment management agreements and interim sub-advisory agreements were put in place.

i	The Board recognized that the Adviser considered a fund to have outperformed or underperformed its benchmark if the fund’s performance was higher or lower than the performance of the benchmark by the following thresholds: for open-end funds (+/- 100 basis points for equity funds excluding index funds; +/- 30 basis points for tax exempt fixed income funds; +/- 40 basis points for taxable fixed income funds) and for closed-end funds (assuming 30% leverage) (+/- 130 basis points for equity funds excluding index funds; +/- 39 basis points for tax exempt funds and +/- 52 basis points for taxable fixed income funds).

Nuveen Investments	83

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Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

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Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $229 billion as of September 30, 2014.

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To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MAN-FSTK-1014D        4923-INV-Y12/15

Mutual Funds

Nuveen Equity Funds

Annual Report October 31, 2014

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class R6	Class I

Nuveen Large Cap Growth Opportunities Fund	FRGWX	FAWCX	FLCYX	FLCFX	FIGWX
Nuveen Mid Cap Growth Opportunities Fund	FRSLX	FMECX	FMEYX	FMEFX	FISGX
Nuveen Small Cap Growth Opportunities Fund	FRMPX	FMPCX	FMPYX	—	FIMPX

NUVEEN INVESTMENTS ACQUIRED BY TIAA-CREF

On October 1, 2014, TIAA-CREF completed its previously announced acquisition of Nuveen Investments, Inc., the parent company of your fund’s investment adviser, Nuveen Fund Advisors, LLC (“NFAL”) and the Nuveen affiliates that act as sub-advisers to the majority of the Nuveen Funds. TIAA-CREF is a national financial services organization with approximately $840 billion in assets under management as of October 1, 2014 and is a leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen expects to operate as a separate subsidiary within TIAA-CREF’s asset management business. Nuveen’s existing leadership and key investment teams have remained in place following the transaction.

NFAL and your fund’s sub-adviser(s) continue to manage your fund according to the same objectives and policies as before, and there have been no changes to your fund’s operations.

Must be preceded by or accompanied by a prospectus. NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

Over the past year, global financial markets were generally strong as stocks of many countries rose due to strengthening economies and abundant central bank support. A low and stable interest rate environment allowed the bond market to generate modest but positive returns.

More recently, markets have been less certain as economic growth is strengthening in some parts of the world, but in other areas recovery has been slow or uneven at best. Despite increasing market volatility, geopolitical turmoil and concerns over rising rates, better-than-expected earnings results and economic data have supported U.S. stocks. Europe continues to face challenges as disappointing growth and inflation measures led the European Central Bank to further cut interest rates. Japan is suffering from the burden of the recent consumption tax as the government’s structural reforms continue to steadily progress. Flare-ups in hotspots, such as the ongoing Russia-Ukraine conflict and Middle East, have not yet been able to derail the markets, though that remains a possibility. With all the challenges facing the markets, accommodative monetary policy around the world has helped lessen the impact of these events.

It is in such changeable markets that professional investment management is most important. Investment teams who have experienced challenging markets in the past understand how their asset class can behave in rapidly changing times. Remaining committed to their investment disciplines during these times is a critical component to achieving long-term success. In fact, many strong investment track records are established during challenging periods because experienced investment teams understand that volatile markets place a premium on companies and investment ideas that can weather the short-term volatility. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

December 22, 2014

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen Large Cap Growth Opportunities Fund

Nuveen Mid Cap Growth Opportunities Fund

Nuveen Small Cap Growth Opportunities Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments Inc.

Harold (Hal) Goldstein, Scott Mullinix, CFA, and James (Jim) Diedrich, CFA, are the portfolio managers for the Nuveen Large Cap Growth Opportunities Fund. Hal assumed portfolio management responsibilities in 2002. Scott and Jim have been on the management team for the Fund since 2006.

Jim, Hal and Scott are also the portfolio managers for the Nuveen Mid Cap Growth Opportunities Fund. Jim and Scott assumed portfolio management responsibilities in 2006. Hal has been on the management team of the Fund since 2005.

Rob McDougall, CFA, and Jon Loth, CFA, are the portfolio managers for the Nuveen Small Cap Growth Opportunities Fund. Rob assumed portfolio management responsibilities in 2004. Jon has been on the management team for the Fund since 2007.

On the following pages, the portfolio management teams for the Funds examine economic and market conditions, key investment strategies and the Funds’ performance for the twelve-month reporting period ended October 31, 2014.

What factors affected the U.S. economy and the financial markets during the twelve-month reporting period ended October 31, 2014?

During this reporting period, the U.S. economy continued to expand at a moderate pace. The Federal Reserve (Fed) maintained efforts to bolster growth and promote progress toward its mandates of maximum employment and price stability by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. At its October 2014 meeting, the Fed announced that it would end its bond-buying stimulus program as of November 1, 2014, after tapering its monthly asset purchases of mortgage-backed and longer-term Treasury securities from the original $85 billion per month to $15 billion per month over the course of seven consecutive meetings (December 2013 through September 2014). In making the announcement, the Fed cited substantial improvement in the outlook for the labor market since the inception of the current asset purchase program as well as sufficient underlying strength in the broader economy to support ongoing progress toward maximum employment in a context of price stability. The Fed also reiterated that it would continue to look at a wide range of factors, including labor market conditions, indicators of inflationary pressures and readings on financial developments, in determining future actions, saying that it would likely maintain the current target range for the fed funds rate for a considerable time after the end of the asset purchase program, especially if projected inflation continues to run below the Fed’s 2% longer-run goal. However, if economic data shows faster progress toward the Fed’s employment and inflation objectives than currently anticipated, the Fed indicated that the first increase in the fed funds rate since 2006 could occur sooner than expected.

In the third quarter of 2014, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at a 3.9% annual rate, compared with -2.1% in the first quarter of 2014 and 4.6% in the second quarter. Third-quarter growth was attributed in part to expanded business investment in equipment and a major increase in military spending. The Consumer Price Index (CPI) rose 1.7% year-over-year as of October 2014, while the core CPI (which excludes food and energy) increased 1.8% during the same period, below the Fed’s unofficial longer term inflation objective of 2.0%. As of October 2014, the national unemployment rate was 5.8%,

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

the lowest level since July 2008, down from the 7.2% reported in October 2013, marking the ninth consecutive month in which the economy saw the addition of more than 200,000 new jobs. The housing market continued to post gains, although price growth has shown signs of deceleration in recent months. The average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 4.9% for the twelve months ended September 2014 (most recent data available at the time this report was prepared), putting home prices at fall 2004 levels, although they continued to be down 15%-17% from their mid-2006 peaks.

As investor sentiment and risk aversion fluctuated throughout the reporting period, U.S. equities across the risk spectrum posted generally positive returns supported by solid corporate earnings, positive economic reports and continued accommodative monetary policy. During the first few months of this reporting period, the financial markets were unsettled in the aftermath of widespread uncertainty about the future of the Fed’s quantitative easing program. Also contributing to investor concern was Congress’s failure to reach agreement on the Fiscal 2014 federal budget, which had triggered sequestration, or automatic spending cuts and a 16-day federal government shutdown in October 2013. As we moved into 2014, investors quickly shook off these issues and the current bull market in the U.S. entered its sixth year. Then, midway through the first calendar quarter, investors grew concerned about the dampening effects of severe winter weather on near-term growth, firmer language from the Fed regarding potential stimulus withdrawal and mounting tensions with Russia over its territorial assertions in Ukraine. The stock market experienced a rather quick and dramatic rotation away from higher growth, higher price/earnings ratio stocks that had performed so well in 2013 and into more defensive, value-oriented stocks. As we moved into the spring and summer months, equity markets again hit new highs as U.S. data improved and policy uncertainty was reduced. Market volatility declined to levels near historical lows prompting some concern from market analysts and policymakers who believed that investors may be growing overly complacent. As conditions improved on the domestic front, however, global growth was called into question as China and the emerging markets slowed, while Europe slipped back into a recession. The U.S. dollar strengthened dramatically, which weighed on the prices of all commodities. Oil prices experienced a dramatic decline from their early-June high of approximately $105/barrel and ended the reporting period at approximately $85/barrel (source: West Texas Intermediate). In October 2014, the final month of the reporting period, market volatility spiked again as concerns intensified over global growth, geopolitical tensions in the Middle East and interest rates. Equities sold off through mid-month, before rebounding again with the S&P 500® Index, the Dow Jones Industrial Average and Nasdaq Composite ending this reporting period at all-time highs.

Despite all of the crosscurrents in the markets, U.S. large-cap stocks posted a 17.27% twelve-month return as measured by the S&P 500® Index. The market saw a wide divergence of results among the various sectors, however, as areas such as health care and utilities performed strongly during the reporting period, while the energy segment sold off dramatically. Returns were also sharply divided across the capitalization spectrum as larger, more established companies outperformed riskier, smaller-cap stocks by nearly 10%. Smaller-cap stocks were more negatively impacted by the combination of growing risk aversion and the general sense that eventual Fed tightening would remove liquidity from the market. Despite several sell-offs during the twelve-month reporting period, however, the small-cap segment was still able to produce an 8.06% return as measured by the Russell 2000® Index. On the other hand, non-U.S. equity markets were a sea of red as nearly all developed and emerging markets underperformed U.S. equities. European markets fell in the midst of growing deflationary pressures, faltering economic growth and the rapidly depreciating euro. Developed markets outside of the U.S. posted a twelve-month return of -0.17% as measured by the MSCI EAFE Index. Emerging markets, which had outpaced their developed counterparts since March, tumbled in September in response to dollar strength, weak China data and the possibility of an earlier-than-expected Fed rate hike. The MSCI Emerging Markets Index narrowly outperformed developed markets with a 0.98% twelve-month return.

Nuveen Large Cap Growth Opportunities Fund

How did the Fund perform during the twelve-month reporting period ended October 31, 2014?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Fund for the one-year, five-year and ten-year periods ended October 31, 2014. The Fund’s Class A Shares at net asset value (NAV) underperformed the Russell 1000® Growth Index and the Lipper classification average during the twelve-month reporting period.

6	Nuveen Investments

What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?

The Fund seeks to provide long-term capital appreciation by investing primarily in the common stocks of companies that have market capitalizations of $5 billion or greater at the time of purchase. We start by identifying what we believe are exceptional growth companies with open-ended growth prospects, outstanding financial characteristics and solid management teams. From that highly selective group, we invest in companies where our expectations for earnings growth exceed consensus expectations. For each Fund holding, we develop a proprietary growth thesis. When the growth thesis is validated, we hold or buy more; however, when our growth thesis is not validated, we sell the holding. Although we made individual position changes during the reporting period, our underlying investment strategy remained consistent.

The Fund experienced difficult results relative to its benchmarks during this reporting period as companies with higher growth rates continued to be out of favor after outperforming in the previous reporting period. A few months into the reporting period, the market experienced a rather quick and dramatic shift away from last year’s winners, particularly the higher growth, higher price/earnings ratio stocks that we typically favor and toward 2013’s laggards and lower valuation stocks. This led to challenging stock selection, which was the primary cause of the Fund’s underperformance particularly in the consumer discretionary, health care and industrial sectors. In addition, the Fund’s fairly significant overweight to the more cyclical consumer discretionary sector weighed on results as the sector underperformed the Russell 1000® Growth Index by quite a margin.

While the safer, less cyclical areas of the consumer discretionary sector performed better due to fears of a consumer slowdown, the Fund’s positions in companies such as Tractor Supply Company, Amazon.com and Starbucks Corporation struggled. Shares of Starbucks underperformed after turning in strong results for a number of years as investors evaluated where the company is at in its growth cycle. Although we think Starbucks may be entering a maturing phase, we still like and hold its shares as the company continues to operate strongly while fundamentals are excellent. Tractor Supply, a rural-based retailer of agriculture and livestock related supplies and tools, detracted as the company’s same-store sales have decelerated meaningfully for a number of quarters in a row, possibly due to its sensitivity to commodity prices and farm income. Given our relatively muted growth expectations and view that prices are not in a position to accelerate upward, we sold Tractor Supply. Shares of Amazon also came under pressure as the company’s ongoing investments in distribution centers, products and cloud-based technology have weighed on its profitability. However, we still own Amazon as the company continues to gain meaningful market share in e-commerce, its revenues remain robust and we believe recent investments will lead to stronger profitability. Elsewhere in the discretionary sector, shares of two major property developers in Macau, Las Vegas Sands Corp. and Wynn Resorts Ltd, underperformed as near-term uncertainty took hold in this gaming enclave of China. The key issue impacting these stocks was an anti-corruption crackdown in China, which is scaring away VIP gamblers and dramatically reducing traffic in both companies’ casinos. We still have a positive long-term view on Macau and therefore maintained a position in Wynn Resorts; however, we sold Las Vegas Sands to lessen our exposure to the short term issues in Macau.

Two biotechnology names in the health care sector, Celgene Corporation and Isis Pharmaceuticals, Inc., underperformed mainly due to poorly timed sales on our part. Both stocks came under pressure due to a sell-off across the entire biotechnology industry. Celgene, which manufactures drug therapies primarily for the oncology and hematology markets, was also negatively affected by a patent challenge on its Revlimid drug by Natco, a generic drug maker. We sold this longer term success story due to the uncertainty surrounding the durability of patent protection and its lack of an upside catalyst. However, Celgene experienced additional positive developments in its drug portfolio and its stock subsequently advanced strongly. Shares of Isis Pharmaceuticals also retreated earlier in the reporting period despite the announcement of promising interim data on its dosing study for muscle atrophy. We eliminated our position in Isis Pharmaceuticals in order to invest in several other attractive high growth names that had sold off; however, the company subsequently announced a number of studies that were positive for its platform.

Several holdings in the industrials sector also detracted including a long term position in Precision Castparts Corp., which makes products for the airline industry and other engine makers. Although more than 50% of Precision Castparts’ revenue comes from aerospace-related products and the company continues to increase its content on Boeing and Airbus aircrafts, its muted revenue growth has not corresponded to these companies’ growth rates. We believe some inventory may be limiting the company’s sales into original equipment manufacturers (OEMs). However, we continue to own Precision Castparts as its financial results are still good, it continues to generate strong free cash flow and we believe fundamentals will stabilize. Our position in railroad Kansas City Southern

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

also fell short during the reporting period. The growth of the company, which owns an unparalleled network of cross-border rail assets connecting the U.S. to Mexico, is exposed to Mexican auto plants currently under construction. During the reporting period, Kansas City Southern reset expectations for earnings estimates due to some reported delays in the auto plants. We sold the stock based on the reduced growth rate and its elevated valuation; however, its stock price has since rebounded. Additionally, leading engineering and construction firm Chicago Bridge & Iron Co. underperformed. We originally purchased Chicago Bridge & Iron as we believed it would be a major beneficiary of increased spending on large energy-related infrastructure projects. While the company reported earnings and award activity that were quite strong, its shares were under pressure related to questionable accounting practices surrounding its acquisition of Shaw Industries. We ultimately decided this issue would continue to weigh on Chicago Bridge & Iron and sold our position.

While the industrials sector detracted as a whole, the Fund’s top two performing stocks were found in that sector: domestic airlines Southwest Airlines Co. and Delta Air Lines, Inc. The airline industry as a whole continued to benefit from several years of consolidation, which has led to a more rational financial and economic model for the overall industry. With fewer players, less excess capacity and better revenue management, the profitability of the entire industry has improved.

The Fund also experienced strong results from a long term favorite, biotechnology firm Gilead Sciences Inc., which discovers and develops therapeutics in unmet medical areas. Gilead’s stock outpaced much of the biotechnology segment due to the sales of its blockbuster Hepatitis C drug Sovaldi, which have far exceeded expectations both within the U.S. and overseas. Sovaldi is on its way to becoming the largest-selling U.S. drug in a single year in history. We trimmed some of the Fund’s exposure to Gilead as it had become quite a large position and invested the proceeds in another biotechnology firm, Regeneron Pharmaceuticals, Inc., which also performed well. Regeneron develops and manufactures medicines to treat a variety of conditions including its main product EYLEA, an injectable drug for advanced macular degeneration. We originally purchased the stock because it appeared that EYLEA was going to receive approval for some additional indications, while we also liked another pipeline asset to treat high cholesterol. During the reporting period, Regeneron received sooner-than-expected FDA approval for EYLEA in two additional indications, most importantly diabetic macular edema and reported Phase 3 trial data for its new cholesterol drug that suggested excellent efficacy in cholesterol reduction.

In the consumer sector, the Fund saw outperformance from Walt Disney Company with its diversified portfolio of assets. Disney’s film studio business did quite well and its theme park business reaped the rewards of investments made over the past few years. The Fund also benefited from a new position in drugstore chain CVS Health Corporation. CVS made a big bet several years ago to go to market as an integrated prescription benefit manager and drugstore. This integrated solution is working well for both the company and consumers, allowing CVS to generate free cash flow and good margins while giving cash back to shareholders.

Although the technology sector modestly detracted from performance, several of the Fund’s stronger performing stocks were found in that sector. We initiated an out-of-index position in the largest online real estate company Zillow Inc. at a favorable time in March and it subsequently performed well. We believed Zillow was well positioned as it continued to gain market share, while at the same time more real estate advertising dollars were shifting to online and mobile. However, we did sell our position in Zillow during the reporting period after the company proposed a merger with Trulia, Inc., the second largest on-line real estate marketplace. Although we still like the long term prospects for this company, we remain on the sidelines as the proposed merger seems premature in such a young industry. Also, shares advanced strongly for leading online social networking service Facebook, Inc. The company showed revenue growth driven by modest growth in users who are spending more time on its services. At the same time, Facebook is closing the gap between advertising revenue and usage.

We made a number of changes within the media space of the consumer discretionary sector during this reporting period, which included selling TV network CBS, cable network Discovery Communications and entertainment provider 21st Century Fox. We sold CBS and 21st Century Fox (which we bought earlier in the reporting period) because of weak advertising trends, which may be related to the economic environment, specific programming content and money shifting to digital properties. At the same time, recent acquisitions made by Discovery Communications caused us to call that company’s strategy into question. In their place, we purchased Comcast Corporation, a more diversified media communications asset, as its cable and broadband businesses remain solid. Comcast produces a large amount of free cash flow, is less exposed to slowing advertising trends and is involved in a transaction to buy Time Warner Cable, which will increase its presence in the cable/broadband industry. We also increased our weight in Walt Disney, which is more attractive to us because of its broader diversification.

8	Nuveen Investments

On the retail side of the consumer discretionary sector, we also made some significant changes including the sale of a longer term position in premium lifestyle products provider Ralph Lauren Corporation. We were mainly concerned about the company’s growth outlook based on a concerning trend toward weaker consumer spending patterns. In its place, we added several new consumer positions, including retailers Costco Wholesale Corporation, Nike Inc. and Foot Locker Inc. We liked the prospects for membership-only warehouse club Costco as the company showed solid traffic growth, which is the core of their revenue stream, while traffic among other consumer retailers is flat or declining. Costco’s margin profile is fairly stable in part because commodity prices have come down. In the athletic area, Foot Locker continued to see strong stores sales and earnings as the company benefits from a demographic style trend toward increased athletic footwear sales in the U.S. Meanwhile Nike, which has more of an international presence, is also seeing strong margins and future orders. Nike’s management believes the company can continue to improve margins through higher prices, expanded products and low or declining input costs.

In the health care sector, we added positions in two reasonably valued pharmaceutical stocks: Actavis plc and Mylan Inc. We believed the high level of consolidation activity in the pharmaceutical space could potentially benefit both stocks, which indeed happened with the former as Actavis purchased Forest Laboratories Inc. and Allergan Inc. We also added Medtronic after it made an offer to buy medical device and supply company Covidien for roughly a 30% premium. We believe Medtronic will gain both strategic and financial benefits from this merger, which will allow the company’s growth rate to accelerate. The combined entity will have a broader array of products to offer to the provider community, while re-domiciling in Ireland will free up cash trapped overseas for corporate and shareholder friendly purposes like share repurchases.

In the technology sector, we bought two developers and distributors of video games, Electronic Arts Inc. and Activision Blizzard Inc. We believe both companies should benefit from a new generation of gaming consoles and the increasing shift toward the digital delivery of games over the internet, which should meaningfully raise their gross margins and free cash flow. Electronic Arts is also benefiting from a new CEO, who is streamlining the company’s operations and, in turn, improving profitability and producing more free cash flow.

Nuveen Mid Cap Growth Opportunities Fund

How did the Fund perform during the twelve-month reporting period ended October 31, 2014?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Fund for the one-year, five-year and ten-year periods ended October 31, 2014. The Fund’s Class A Shares at net asset value (NAV) outperformed the Lipper classification average, but underperformed the Russell Midcap® Growth Index during the twelve-month reporting period.

What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?

The Fund pursues a long-term capital appreciation strategy by investing primarily in the common stocks of companies that have market capitalizations between approximately $1.6 billion and $29.8 billion at the time of purchase. We start by identifying what we believe are exceptional growth companies with open ended growth prospects, outstanding financial characteristics and solid management teams. From that highly selective group, we invest in companies where our expectations for earnings growth exceed consensus expectations. For each Fund holding, we develop a proprietary growth thesis. When the growth thesis is validated, we hold or buy more; however, when our growth thesis is not validated, we sell the holding. Although we made individual position changes during the reporting period, our underlying investment strategy remained consistent.

During the reporting period, several holdings in the consumer staples, health care and industrials sectors helped the Fund outpace its Lipper average. In the consumer staples sector, the Fund’s strongest individual contributor was coffee roaster and K-Cup maker Keurig Green Mountain Inc., which saw its shares surge after Coca-Cola raised its stake in the company to 16%. Keurig Green Mountain also benefited from above forecast earnings, improving trends in single serve coffee sales and the announcement of a new share repurchase authorization. Monster Beverage, the maker of a variety of energy and fruit drinks, was the other solid performer in the staples sector. News that Coca-Cola also wanted to take a large equity stake in this company, thereby creating a long-term strategic partnership, gave Monster’s stock a significant boost in mid-August. With this transaction, Monster will gain Coke’s energy drink business and access to its broad distribution network in countries like China, while offloading its non-energy drink business to Coke. On the heels of its strong run, we sold Keurig Green Mountain due to valuation, but continue to own a significant position in Monster Beverage.

Nuveen Investments	9

Portfolio Managers’ Comments (continued)

In the health care sector, the Fund benefited from three pharmaceutical holdings as well as our move to increase exposure to the sector by more than 5% over the reporting period. The Fund started the reporting period with an underweight to health care and ended up with a significant overweight in what ended up being the strongest performing sector in the Russell Midcap® Growth Index. Two of the Fund’s pharmaceutical holdings benefited from the theme of consolidation within the health care industry. Salix Pharmaceuticals, which mainly develops treatments for gastrointestinal diseases, saw its shares advance strongly after its acquisition of Santarus Inc., while at the same time the company was rumored to be a takeover target. Investors applauded the very accretive and tax beneficial deal with Santarus, which solidified Salix as the largest U.S. specialty pharmaceutical company focused on gastroenterology. However, we trimmed our position after the reporting period ended based on news that inventories for the company’s most important drugs were much higher than investors were led to believe. The Fund also benefited from a new addition, Jazz Pharmaceuticals plc, a developer of drugs in focused therapeutic areas such as narcolepsy, oncology, pain and psychiatry. Its shares advanced after the announcement of an agreement to purchase Italian bio pharmaceutical company Gentium, which should be very accretive to the firm. As an Ireland-based company, Jazz Pharmaceuticals is well positioned for consolidating and making acquisitions because it has the advantage of a lower tax rate. The company also continued to produce a durable earnings stream and raise guidance. The Fund also saw strong results from its long-term position in Alexion Pharmaceuticals, Inc., which focuses on the discovery and development of biologics that target ultra-rare diseases. Alexion continued to execute well, beating and raising its guidance as its pipeline advanced for both its core drug Soliris as well as new candidates that should launch next year. The company also re-domiciled intellectual property rights for some of its compounds to its Irish affiliate, thereby locking in a lower tax rate.

Although results were mixed in the industrials sector, the Fund benefited from two strongly performing domestic airline stocks: Southwest Airlines Co. and Delta Air Lines, Inc. The airline industry as a whole continued to benefit from several years of consolidation, which has led to a more rational financial and economic model for the overall industry. With fewer players, less excess capacity and better revenue management, the profitability of the entire industry has improved.

Stock selection in the consumer discretionary sector was the primary detractor for the Fund versus its Russell benchmark. Our position in health and nutrition retailer GNC Holdings Inc. detracted during the reporting period. The company’s fourth-quarter results were softer than expected considering all of the positive trends surrounding the health and wellness industry, although the weakness was partially due to poor winter weather conditions combined with increased promotional activity that weighed on margins. We ended up selling GNC as the company also issued guidance for first-quarter and full-year 2014 that was weaker than expected. Our position in discount retailer Dollar Tree, Inc. also underperformed after some of its competitors announced poor fourth-quarter results, which this company in turn reported as well. We subsequently sold our position in Dollar Tree, but bought it back late in the reporting period as we believe it is the best run of the major “dollar” discount stores. In addition, shares of Harley-Davidson Inc. declined as the company’s revenues have not been as robust as expected, possibly in part due to inclement weather earlier in the year. We decided to sell our position in Harley-Davidson because of the more tepid overall fundamentals in the heavy duty motorcycle segment.

Stock selection in the technology sector also detracted versus the benchmark. Early in the reporting period, the market underwent a rather quick and dramatic shift away from last year’s winners, particularly higher growth, higher price earnings ratio (P/E) stocks, and toward 2013’s laggards and lower valuation stocks. Several of the Fund’s technology holdings that had previously benefited from their focus on off-premise cloud software were taken down in this late February/early March sell-off. Two of the more significant detractors included NetSuite Inc., which sells application software to help firms run their businesses using cloud-based technology, and Cornerstone Ondemand Inc., a cloud-based provider of talent management software solutions. Another technology holding that got caught in the high growth downdraft was software solutions provider Splunk Inc. The company develops algorithms that enable enterprises to collect and analyze the data generated by enterprise technology infrastructure, thereby improving the efficiency of information technology systems.

We moved to upgrade the quality of the technology portion of our portfolio after the underperformance of a number of the Fund’s smaller positions in the software, cloud and Internet segments. We sold a number of smaller positions in these segments including the above mentioned Cornerstone Ondemand, Net Suite and Splunk as well as Pandora Media, Inc., Ultimate Software Group Inc., Workday, Inc. and Yelp Inc. In turn, we purchased two higher quality, larger-cap social networking services that were more attractively valued: LinkedIn Corporation and Twitter, Inc. Both companies, which we have owned before, have less competition and we are more confident about their long term outlooks. Twitter is looking attractive as the company improves the monetization of its

10	Nuveen Investments

approximately 250 million registered users, while increasing its total addressable market through traffic from other web sites. We purchased LinkedIn after it sold off during the summer and it subsequently reported second quarter results that easily beat expectations. We also bought two developers and distributors of video games, Electronic Arts Inc. and Activision Blizzard Inc. We believe both companies should benefit from the increasing shift toward the digital delivery of games over the Internet, which should meaningfully raise their gross margins and free cash flow.

In addition to the consumer discretionary sales discussed above, we no longer own several other holdings including Ralph Lauren Corporation, CarMax Inc., Michael Kors Holdings Ltd and Ross Stores Inc. due to widespread weakness in the retail sector. As replacements, we bought back Mexican-themed fast food restaurant chain Chipotle Mexican Grill, Inc., which recently reported acceleration in comp-store growth. We see strong execution in its core franchise as the company continues to generate growth through its marketing efforts and areas such as catering. In addition, Chipotle appears to have a long runway for growth via new stores in the U.S., international expansion and two emerging restaurant concepts (Pizzeria Locale and ShopHouse Southeast Asian Kitchen). We also purchased Advance Auto Parts, Inc., which acquired Genuine Parts International in 2014 making it the best positioned and largest U.S. auto parts retailer in terms of revenues and numbers of stores. The acquisition has also increased Advance Auto’s presence in the faster growing commercial auto repair market.

In the health care sector, we used the profits from the above-mentioned trim of Salix to add a position in Universal Health Services Inc., an operator of acute care and behavioral health hospitals. Universal Health, which has greater exposure to states with higher uninsured populations, is benefiting from health care reform as its bad debt expenses have come down significantly. In addition, the company is poised to benefit in the event that future health care reform includes coverage for behavioral treatments. We also purchased Illumina, Inc., the producer of genetic testing and analysis equipment. We like Illumina’s position as the leader in next-generation sequencing, an exciting new area of medicine that enables health care providers to provide more precise and customized health strategies. In addition, we also added positions in two reasonably valued pharmaceutical stocks: Actavis plc and Vertex Pharmaceuticals Inc. We believed the high level of consolidation activity in the pharmaceutical space could potentially benefit both stocks, which indeed happened with the former as Actavis purchased both Forest Laboratories Inc. and Allergan Inc. during the reporting period.

Nuveen Small Cap Growth Opportunities Fund

How did the Fund perform during the twelve-month reporting period ended October 31, 2014?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Fund for the one-year, five-year and ten-year periods ended October 31, 2014. The Fund’s Class A Shares at net asset value (NAV) outperformed the Russell 2000® Growth Index and the Lipper classification average during the twelve-month reporting period.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund pursues a long-term capital appreciation strategy by investing primarily in equity securities of smaller-sized companies with market capitalizations within the market capitalization range of the companies in the Russell 2000® Index on the last business day of the month in which its most recent reconstitution was completed. As of June 30, 2014, the range was $143 million to $4.51 billion. The investment process employed in the management of the Fund seeks to exploit secular growth trends that we believe will provide an investment tailwind to above average growth that should transcend the business cycle over the longer term. Importantly, our process also emphasizes a valuation discipline designed to find attractive investment opportunities that should benefit from multiple expansion when particular investment catalysts become evident in the marketplace. The Fund’s portfolio typically features investments in high quality companies with attractive or improving margin profiles, generally healthy balance sheets and prospects for above-average revenue and earnings growth.

Small-cap equities generated positive investment returns during the reporting period; however, investor sentiment toward small company stocks fluctuated back and forth as market expectations evolved to anticipate that the Fed would gradually increase short-term rates in the year ahead. The U.S. economy continued to exhibit signs of improvement with labor market gains, rising consumer sentiment and a healthy backdrop for capital spending. However, the outlook for international economies, most notably the continued malaise in Europe and decelerating growth in China, created periods of uncertainty and hesitation for investors in riskier assets. Despite the crosscurrents in the markets, the Fund outperformed the Russell 2000® Growth Index and its Lipper classification average.

Nuveen Investments	11

Portfolio Managers’ Comments (continued)

Security selection within the health care sector was the most significant contributor to the Fund’s relative performance and was derived primarily from very strong results in its biotechnology holdings. Shares of Intercept Pharmaceuticals Inc. rose dramatically when the company announced that a government-sponsored study evaluating its bile acid analog in the treatment of non-alcoholic steatohepatitis was stopped early for efficacy, suggesting the compound had an impact on arresting liver fibrosis in a disease that could be a $1 billion opportunity. Additionally, Karyopharm Therapeutics Inc., led by a management team that has successfully developed other oncology assets, saw its shares respond positively after reporting encouraging early-stage data for its novel cancer drug Selinexor in five hematology indications. Shares of Receptos Inc., a developer of drugs for the treatment of immune disorders, surged in late October when the company reported highly positive results in ulcerative colitis, further bolstering the company’s position as a potential acquisition candidate. Alnylam Pharmaceuticals Inc., a leading developer of therapies for rare diseases based on RNA interference (RNAi), rallied as investors anticipated key clinical data for its lead RNAi candidates as well as continued pipeline development heading into 2015. Lastly in the biotechnology group, InterMune Inc., a company set to launch Esbriet for the treatment of the deadly lung disease idiopathic pulmonary fibrosis, announced that it would be acquired by Roche Holdings in a $8.3 billion deal, sending shares significantly higher. In the medical device group, the Fund’s position in Spectranetics Corporation performed strongly. This manufacturer of laser-powered catheters for implantable cardioverter defibrillator (ICD) lead removal and peripheral vascular clearance received FDA approval for the treatment of peripheral in-stent restenosis.

Commodity price weakness driven by mounting North American crude oil production in the face of stagnant global demand created heightened volatility among small-cap energy stocks, yet the Fund’s energy sector holdings contributed positively to relative performance during the reporting period. Athlon Energy Inc., a high growth oil producer with 140,000 net acres in the Permian Basin, combined healthy gains in production and attractive initial well results in its Howard County position with the September announcement that it would be acquired by Canadian energy giant Encana Corp. for a 25% premium, making this company one of the group’s stronger performers. Diamondback Energy Inc., another small-cap Permian producer, announced a pair of attractive acreage acquisitions in the core of the basin over the course of the year, while also increasing its average daily production by nearly 180% during the third calendar quarter. Shares were also bolstered by the company’s announcement in June that it would be spinning out a master limited partnership, Viper Energy Partners LP, implying additional value via Diamondback’s retained ownership.

Generally speaking, the Fund’s overweight position in the capital markets group and regional banks and its underweight position in real estate investment trusts (REITs) also added to relative performance. The prospects for rising long-term interest rates tend to benefit the earnings of asset-sensitive banks while reducing the relative attractiveness of dividend yield plays. Among the Fund’s regional bank holdings, shares of Western Alliance Bancorporation, a provider of banking services in Nevada, Arizona and California, performed strongly. The company benefited from healthy third quarter financial results as well as prospects for accelerating loan growth as it builds out new specialized business lending teams to increase loan growth.

The most significant detractor to relative performance was stock selection in the industrial sector, particularly among names with exposure to the energy complex. MRC Global Inc. is the largest distributor of pipes, valves and fittings to the U.S. energy industry and is increasingly becoming a supply chain solution for its customers. However, the company has been impacted by pricing pressure in line pipe, leading to margin contraction, and the recent sell-off in oil prices, which has created concerns over a slowdown in end-market demand. Shares of Actuant Corporation, a manufacturer of hydraulic tools and systems for industrial, energy and vehicle applications, sold off in the final months of the reporting period. Its stock was pressured by end-market choppiness in the high margin domestic energy and industrial segments as well as industrial project work delays stemming from the uncertainties in Europe. However, we remain confident that end markets will return to growth in 2015. With its strong balance sheet, we believe Actuant is well positioned for next year. Additionally, MasTec Inc., which focuses on the build-out of energy and telecommunications infrastructure, has been negatively impacted this year since its largest customer, AT&T, pulled back on wireless capital spending in the second quarter and subsequently announced lower spending plans for 2015. Lastly, shares of Interface Inc., the world’s largest producer of carpet tile, lagged in 2014 due to three issues: supply problems with a yarn manufacturer that was adding capacity, creating short-term margin pressures due to manufacturing inefficiencies; a slower return to growth in Europe, which is a major market for the company and elevated levels of expenses that have not been leveraged due to recently sluggish sales.

In the consumer staples sector, the Fund saw poor results from Annie’s Inc., a leading manufacturer and distributor of natural and organic food products most known for its macaroni and cheese. Annie’s reported fiscal third quarter earnings that missed investors’ expectations and lowered guidance for the year on deferred productivity gains in manufacturing, coupled with higher organic wheat

12	Nuveen Investments

costs that will weigh on margins in the short term. Additionally, shares of Boulder Brands Inc., a leading domestic marketer of functional foods and heart-healthy dairy products, slumped. The company reported disappointing third quarter financial results due to a surprise inventory destocking of its Smart Balance spread at a major customer, which weighed on margins and led to disappointing forward guidance.

Stock selection also detracted in the technology sector including the Fund’s position in Infoblox Inc. This leading software vendor of Internet Protocol (IP) address management solutions for enterprise customers was negatively impacted when the company pre-announced disappointing sales for its February quarter. Infoblox also lowered expectations for fiscal year results, citing poor close rates on deals greater than $1 million and lower government spending. While the market for Infoblox’s products remained strong, we anticipated that its sales execution issue could persist and therefore eliminated the position. Shares of Web.com Group, a provider of internet services and online marketing solutions for small businesses, were also weak. The company reported lackluster second quarter results as a result of internal marketing issues that led to weaker-than-expected subscriber growth and average revenue per user. We also experienced underperformance in the semiconductor group from our position in Spansion Inc., a manufacturer of high performance flash memory systems for microprocessors, controllers and other programmable chips. Its shares were negatively impacted when Microchip Technology, a microcontroller manufacturer with broad-based distribution, announced a major third quarter shortfall driven by order weakness in China, leading to a rapid and severe selloff in semiconductor stocks. Lastly, shares of SunEdison Inc., a name not held by the Fund in early 2014, but a large weight in the benchmark index, advanced strongly. The company benefited from plans to spin off its semiconductor business and create a new corporate entity to facilitate additional solar energy projects on its balance sheet.

Biotechnology remained a substantial industry weight in the health care sector of the Russell 2000® Growth Index; however, recent strong performance among these names led us to modestly reduce the Fund’s exposure to the group. Also, the Fund ended the reporting period with a modest underweight in the energy sector, given continued concerns over increases in global crude oil production and recent negative revisions to global demand growth arising from Europe and China. However, security valuations in the energy group are becoming increasingly attractive, which may cause us to increase the Fund’s exposure once a catalyst becomes evident. In an environment where U.S. economic fundamentals have certainly stood out and fueled continued strength in the dollar, our overall near-term preference is for domestic exposures where appropriate. Generally speaking, however, our investment philosophy remains squarely focused on identifying investment candidates with prospects for above average secular growth where security valuations appear attractive and where company fundamentals appear strong.

Nuveen Investments	13

Risk Considerations

Nuveen Large Cap Growth Opportunities Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee that the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. These and other risk considerations, such as derivatives, investment focus (growth style), and non-U.S./emerging markets risks, are described in detail in the Fund’s prospectus.

Nuveen Mid Cap Growth Opportunities Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee that the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in mid-cap companies are subject to greater volatility than those of larger companies, but may be less volatile than investments in smaller companies. These and other risk considerations, such as derivatives, investment focus (growth style), and non-U.S./emerging markets risks, are described in detail in the Fund’s prospectus.

Nuveen Small Cap Growth Opportunities Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee that the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. These and other risk considerations, such as derivatives, investment focus (growth style), and non-U.S./emerging markets risks, are described in detail in the Fund’s prospectus.

14	Nuveen Investments

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect an agreement by the investment adviser to waive certain fees and/or reimburse expenses during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	15

Fund Performance and Expense Ratios (continued)

Nuveen Large Cap Growth Opportunities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of October 31, 2014

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	10.50%	15.76%	8.22%
Class A Shares at maximum Offering Price	4.14%	14.40%	7.58%
Russell 1000® Growth Index	17.11%	17.43%	9.05%
Lipper Large-Cap Growth Funds Classification Average	15.29%	15.71%	8.25%

Class C Shares	9.73%	14.90%	7.42%
Class R3 Shares	10.22%	15.47%	7.95%
Class I Shares	10.78%	16.05%	8.49%

	Average Annual
	1-Year	Since Inception
Class R6 Shares	10.90%	19.13%

Average Annual Total Returns as of September 30, 2014 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	13.26%	14.87%	8.19%
Class A Shares at maximum Offering Price	6.74%	13.52%	7.55%
Class C Shares	12.47%	14.03%	7.39%
Class R3 Shares	13.00%	14.59%	7.93%
Class I Shares	13.57%	15.16%	8.47%

	Average Annual
	1-Year	Since Inception
Class R6 Shares	13.69%	18.60%

Since inception returns are from 2/28/13. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

16	Nuveen Investments

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Expense Ratios	1.24%	1.99%	1.49%	0.91%	0.99%

Growth of an Assumed $10,000 Investment as of October 31, 2014 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	17

Fund Performance and Expense Ratios (continued)

Nuveen Mid Cap Growth Opportunities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of October 31, 2014

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	12.89%	17.66%	9.86%
Class A Shares at maximum Offering Price	6.39%	16.27%	9.22%
Russell Midcap® Growth Index	14.59%	18.73%	10.17%
Lipper Mid-Cap Growth Funds Classification Average	10.43%	17.00%	9.23%

Class C Shares	12.01%	16.78%	9.04%
Class R3 Shares	12.59%	17.36%	9.59%
Class I Shares	13.15%	17.95%	10.14%

	Average Annual
	1-Year	Since Inception
Class R6 Shares	13.31%	20.26%

Average Annual Total Returns as of September 30, 2014 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	13.14%	16.16%	10.12%
Class A Shares at maximum Offering Price	6.63%	14.80%	9.47%
Class C Shares	12.29%	15.30%	9.30%
Class R3 Shares	12.88%	15.88%	9.85%
Class I Shares	13.42%	16.46%	10.40%

	Average Annual
	1-Year	Since Inception
Class R6 Shares	13.60%	19.68%

Since inception returns are from 2/28/13. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

18	Nuveen Investments

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Expense Ratios	1.30%	2.05%	1.55%	0.92%	1.05%

Growth of an Assumed $10,000 Investment as of October 31, 2014 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	19

Fund Performance and Expense Ratios (continued)

Nuveen Small Cap Growth Opportunities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms used in this Report for definitions of Terms used within this section.

Fund Performance

Average Annual Total Returns as of October 31, 2014

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	9.07%	17.63%	8.80%
Class A Shares at maximum Offering Price	2.78%	16.24%	8.16%
Russell 2000® Growth Index	8.26%	18.61%	9.42%
Lipper Small-Cap Growth Funds Classification Average	5.73%	17.77%	8.77%

Class C Shares	8.26%	16.76%	7.99%
Class R3 Shares	8.77%	17.33%	8.54%
Class I Shares	9.34%	17.92%	9.07%

Average Annual Total Returns as of September 30, 2014 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	4.75%	15.10%	8.72%
Class A Shares at maximum Offering Price	(1.27)%	13.74%	8.08%
Class C Shares	3.98%	14.23%	7.91%
Class R3 Shares	4.50%	14.81%	8.46%
Class I Shares	5.03%	15.38%	8.99%

Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

20	Nuveen Investments

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.55%	2.30%	1.80%	1.30%
Net Expense Ratios	1.46%	2.22%	1.72%	1.22%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through February 28, 2015, so that total annual fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, do not exceed 1.47%, 2.22%, 1.72% and 1.22% for Class A, Class C, Class R3 and Class I Shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

Growth of an Assumed $10,000 Investment as of October 31, 2014 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	21

Holding

Summaries as of October 31, 2014

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen Large Cap Growth Opportunities Fund

Fund Allocation

(% of net assets)

Common Stocks	100.1%
Investments Purchased with Collateral from Securities Lending	19.4%
Other Assets Less Liabilities	(19.5)%

Portfolio Composition

(% of net assets)

Internet Software & Services	9.0%
IT Services	6.7%
Pharmaceuticals	6.6%
Software	6.6%
Computers & Peripherals	6.0%
Biotechnology	5.9%
Hotels, Restaurants & Leisure	5.4%
Media	4.1%
Internet & Catalog Retail	3.9%
Food & Staples Retailing	3.5%
Specialty Retail	3.4%
Airlines	3.2%
Chemicals	3.1%
Aerospace & Defense	2.5%
Machinery	2.4%
Road & Rail	2.4%
Diversified Telecommunication Services	2.0%
Textiles, Apparel & Luxury Goods	2.0%
Real Estate Investment Trust	1.9%
Health Care Equipment & Supplies	1.9%
Oil, Gas & Consumable Fuels	1.8%
Other Industries	15.8%
Investments Purchased with Collateral from Securities Lending	19.4%
Other Assets Less Liabilities	(19.5)%

Top Five Common Stock Holdings

(% of net assets)

Apple, Inc.	6.0%
Facebook Inc., Class A	3.0%
Visa Inc., Class A	2.9%
Gilead Sciences, Inc.	2.9%
MasterCard, Inc., Class A	2.7%

22	Nuveen Investments

Nuveen Mid Cap Growth Opportunities Fund

Fund Allocation

(% of net assets)

Common Stocks	99.4%
Investments Purchased with Collateral from Securities Lending	23.4%
Short-Term Investments	0.9%
Other Assets Less Liabilities	(23.7)%

Portfolio Composition

(% of net assets)

Software	8.1%
Pharmaceuticals	7.1%
Specialty Retail	5.7%
Hotels, Restaurants & Leisure	5.1%
Machinery	4.6%
IT Services	4.5%
Biotechnology	4.1%
Internet & Catalog Retail	3.8%
Professional Services	3.8%
Capital Markets	3.5%
Oil, Gas & Consumable Fuels	3.3%
Diversified Financial Services	3.1%
Internet Software & Services	3.0%
Airlines	2.8%
Life Sciences Tools & Services	2.7%
Semiconductors & Semiconductor Equipment	2.6%
Electronic Equipment & Instruments	2.4%
Auto Components	2.4%
Textiles, Apparel & Luxury Goods	2.3%
Health Care Providers & Services	2.2%
Beverages	2.0%
Electrical Equipment	1.9%
Industrial Conglomerates	1.8%
Other Industries	16.6%
Investments Purchased with Collateral from Securities Lending	23.4%
Short-Term Investments	0.9%
Other Assets Less Liabilities	(23.7)%

Top Five Common Stock Holdings

(% of net assets)

Moody’s Corporation	2.1%
Monster Beverage Corporation	2.0%
Applied Materials, Inc.	1.8%
IHS Inc.	1.8%
Roper Industries Inc.	1.8%

Nuveen Investments	23

Holding Summaries October 31, 2014 (continued)

Nuveen Small Cap Growth Opportunities Fund

Fund Allocation

(% of net assets)

Common Stocks	98.4%
Investments Purchased with Collateral from Securities Lending	26.2%
Short-Term Investments	2.9%
Other Assets Less Liabilities	(27.5)%

Portfolio Composition

(% of net assets)

Biotechnology	9.0%
Health Care Equipment & Supplies	8.4%
Software	7.4%
Internet Software & Services	5.5%
Banks	5.3%
Communications Equipment	5.1%
Specialty Retail	5.0%
Semiconductors & Semiconductor Equipment	4.4%
Health Care Providers & Services	4.0%
Hotels, Restaurants & Leisure	3.5%
Commercial Services & Supplies	3.1%
Capital Markets	2.9%
Textiles, Apparel & Luxury Goods	2.8%
Construction & Engineering	2.8%
IT Services	2.7%
Pharmaceuticals	2.5%
Oil, Gas & Consumable Fuels	2.3%
Machinery	2.2%
Electrical Equipment	2.0%
Leisure Equipment & Products	1.9%
Other Industries	15.6%
Investments Purchased with Collateral from Securities Lending	26.2%
Short-Term Investments	2.9%
Other Assets Less Liabilities	(27.5)%

Top Five Common Stock Holdings

(% of net assets)

Plantronics Inc.	2.1%
Brunswick Corporation	1.9%
Steelcase Inc., Class A	1.8%
Zumiez, Inc.	1.7%
Spectranetics Corporation	1.7%

24	Nuveen Investments

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended October 31, 2014.

The beginning of the period for the Funds is May 1, 2014.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Large Cap Growth Opportunities Fund

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,101.50	$1,097.30	$1,100.10	$1,103.50	$1,102.90
Expenses Incurred During the Period	$6.62	$10.57	$7.94	$4.82	$5.30
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.90	$1,015.12	$1,017.64	$1,020.62	$1,020.16
Expenses Incurred During the Period	$6.36	$10.16	$7.63	$4.63	$5.09

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.25%, 2.00%, 1.50%, 0.91% and 1.00% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Investments	25

Expense Examples (continued)

Nuveen Mid Cap Growth Opportunities Fund

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,076.10	$1,071.80	$1,074.70	$1,078.00	$1,077.30
Expenses Incurred During the Period	$6.86	$10.76	$8.16	$4.82	$5.55
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.60	$1,014.82	$1,017.34	$1,020.57	$1,019.86
Expenses Incurred During the Period	$6.67	$10.46	$7.93	$4.69	$5.40

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.31%, 2.06%, 1.56%, 0.92% and 1.06% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Small Cap Growth Opportunities Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,054.90	$1,050.80	$1,053.60	$1,056.20
Expenses Incurred During the Period	$7.61	$11.48	$8.90	$6.32
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,017.80	$1,014.01	$1,016.53	$1,019.06
Expenses Incurred During the Period	$7.48	$11.27	$8.74	$6.21

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.47%, 2.22%, 1.72% and 1.22% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

26	Nuveen Investments

Shareholder Meeting Report

A special shareholder meeting was held in the offices of Nuveen Investments on August 5, 2014 for Nuveen Large Cap Growth Opportunities Fund, Nuveen Mid Cap Growth Opportunities Fund and Nuveen Small Cap Growth Opportunities Fund; at this meeting the shareholders were asked to vote to approve a new investment management agreement, to approve new sub-advisory agreements, to approve revisions to, or elimination of, certain fundamental investment policies and to elect Board Members.

	Nuveen Large Cap Growth Opportunities Fund	Nuveen Mid Cap Growth Opportunities Fund	Nuveen Small Cap Growth Opportunities Fund
To approve a new investment management agreement between each Corporation and Nuveen Fund Advisors, LLC.
For	7,885,612	12,289,278	1,896,319
Against	16,286	146,597	11,171
Abstain	39,047	130,822	21,524
Broker Non-Votes	2,364,160	4,721,517	672,691
Total	10,305,105	17,288,214	2,601,705

To approve a new sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management, LLC.
For	7,888,247	12,259,296	1,896,651
Against	15,412	147,833	11,104
Abstain	37,286	159,569	21,259
Broker Non-Votes	2,364,160	4,721,516	672,691
Total	10,305,105	17,288,214	2,601,705

To approve revisions to, or elimination of, certain fundamental investment policies:

a. Revise the fundamental policy related to the purchase and sale of commodities.
For	7,882,634	12,091,123	1,893,770
Against	18,827	305,266	11,529
Abstain	39,484	170,310	23,715
Broker Non-Votes	2,364,160	4,721,515	672,691
Total	10,305,105	17,288,214	2,601,705

b. Eliminate the fundamental policy related to investing for control.
For	7,876,794	12,064,838	1,882,506
Against	18,790	321,170	16,115
Abstain	45,359	180,689	30,392
Broker Non-Votes	2,364,162	4,721,517	672,692
Total	10,305,105	17,288,214	2,601,705

Nuveen Investments	27

Shareholder Meeting Report (continued)

	Nuveen Large Cap Growth Opportunities Fund	Nuveen Mid Cap Growth Opportunities Fund	Nuveen Small Cap Growth Opportunities Fund
Approval of the Board Members was reached as follows:

William Adams IV
For	875,153,250	875,153,250	875,153,250
Withhold	6,616,294	6,616,294	6,616,294
Total	881,769,544	881,769,544	881,769,544

Robert P. Bremner
For	767,672,659	767,672,659	767,672,659
Withhold	114,096,885	114,096,885	114,096,885
Total	881,769,544	881,769,544	881,769,544

Jack B. Evans
For	767,867,187	767,867,187	767,867,187
Withhold	113,902,357	113,902,357	113,902,357
Total	881,769,544	881,769,544	881,769,544

William C. Hunter
For	875,066,364	875,066,364	875,066,364
Withhold	6,703,180	6,703,180	6,703,180
Total	881,769,544	881,769,544	881,769,544

David J. Kundert
For	767,748,278	767,748,278	767,748,278
Withhold	114,021,266	114,021,266	114,021,266
Total	881,769,544	881,769,544	881,769,544

John K. Nelson
For	875,059,020	875,059,020	875,059,020
Withhold	6,710,524	6,710,524	6,710,524
Total	881,769,544	881,769,544	881,769,544

William J. Schneider
For	874,871,626	874,871,626	874,871,626
Withhold	6,897,918	6,897,918	6,897,918
Total	881,769,544	881,769,544	881,769,544

Thomas S. Schreier, Jr.
For	874,799,740	874,799,740	874,799,740
Withhold	6,969,804	6,969,804	6,969,804
Total	881,769,544	881,769,544	881,769,544

Judith M. Stockdale
For	874,933,639	874,933,639	874,933,639
Withhold	6,835,905	6,835,905	6,835,905
Total	881,769,544	881,769,544	881,769,544

Carole E. Stone
For	767,948,250	767,948,250	767,948,250
Withhold	113,821,294	113,821,294	113,821,294
Total	881,769,544	881,769,544	881,769,544

28	Nuveen Investments

	Nuveen Large Cap Growth Opportunities Fund	Nuveen Mid Cap Growth Opportunities Fund	Nuveen Small Cap Growth Opportunities Fund
Virginia L. Stringer
For	875,081,812	875,081,812	875,081,812
Withhold	6,687,732	6,687,732	6,687,732
Total	881,769,544	881,769,544	881,769,544

Terence J. Toth
For	767,738,756	767,738,756	767,738,756
Withhold	114,030,788	114,030,788	114,030,788
Total	881,769,544	881,769,544	881,769,544

Nuveen Investments	29

Report of

Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

Nuveen Investment Funds, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Large Cap Growth Opportunities Fund, Nuveen Mid Cap Growth Opportunities Fund and Nuveen Small Cap Growth Opportunities Fund (each a series of the Nuveen Investment Funds, Inc., hereinafter referred to as the “Funds”) at October 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial statements of the Funds for the years ended October 31, 2011 and prior were audited by other independent auditors whose report dated December 28, 2011 expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

December 26, 2014

30	Nuveen Investments

Nuveen Large Cap Growth Opportunities Fund

Portfolio of Investments	October 31, 2014

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 100.1%

	COMMON STOCKS – 100.1%

	Aerospace & Defense – 2.5%

60,099	Boeing Company, (2)	$7,506,966

29,751	Precision Castparts Corporation	6,566,046
	Total Aerospace & Defense	14,073,012

	Airlines – 3.2%

214,069	Delta Air Lines, Inc.	8,611,996

267,377	Southwest Airlines Co.	9,219,159
	Total Airlines	17,831,155

	Biotechnology – 5.9%

30,503	Biogen Idec Inc., (3)	9,793,903

145,988	Gilead Sciences, Inc., (2), (3)	16,350,656

18,280	Regeneron Pharmaceuticals, Inc., (2), (3)	7,197,202
	Total Biotechnology	33,341,761

	Capital Markets – 1.0%

195,367	Charles Schwab Corporation	5,601,172

	Chemicals – 3.1%

53,170	Ecolab Inc.	5,914,099

29,800	PPG Industries, Inc.	6,069,962

24,740	Sherwin-Williams Company, (2)	5,679,314
	Total Chemicals	17,663,375

	Communications Equipment – 0.6%

34,506	Palo Alto Networks, Incorporated, (3)	3,647,284

	Computers & Peripherals – 6.0%

315,390	Apple, Inc.	34,062,121

	Consumer Finance – 1.6%

102,285	American Express Company	9,200,536

	Diversified Financial Services – 1.2%

71,089	Moody’s Corporation, (2)	7,054,161

	Diversified Telecommunication Services – 2.0%

225,110	Verizon Communications Inc.	11,311,778

	Electrical Equipment – 0.7%

34,755	Rockwell Automation, Inc.	3,904,724

	Energy Equipment & Services – 1.4%

141,094	Halliburton Company	7,779,923

Nuveen Investments	31

Nuveen Large Cap Growth Opportunities Fund (continued)

Portfolio of Investments	October 31, 2014

Shares	Description (1)	Value

	Food & Staples Retailing – 3.5%

71,440	Costco Wholesale Corporation	$9,527,953

118,190	CVS Caremark Corporation	10,141,884
	Total Food & Staples Retailing	19,669,837

	Food Products – 0.8%

43,971	Hain Celestial Group Inc., (2), (3)	4,759,861

	Health Care Equipment & Supplies – 1.9%

48,415	Covidien PLC	4,475,483

89,358	Medtronic, Inc., (2)	6,090,641
	Total Health Care Equipment & Supplies	10,566,124

	Health Care Providers & Services – 1.6%

43,603	McKesson HBOC Inc.	8,869,286

	Hotels, Restaurants & Leisure – 5.4%

9,798	Chipotle Mexican Grill, (3)	6,251,124

201,518	Hilton Worldwide Holdings Inc., (3)	5,086,314

117,488	Starbucks Corporation	8,877,393

73,227	Starwood Hotels & Resorts Worldwide, Inc.	5,613,582

26,113	Wynn Resorts Ltd	4,961,731
	Total Hotels, Restaurants & Leisure	30,790,144

	Household Durables – 1.2%

100,752	Jarden Corporation	6,557,948

	Industrial Conglomerates – 0.9%

64,130	Danaher Corporation	5,156,052

	Internet & Catalog Retail – 3.9%

14,357	Amazon.com, Inc., (2), (3)	4,385,489

12,581	Netflix.com Inc., (2), (3)	4,941,439

10,483	priceline.com Incorporated, (3)	12,644,699
	Total Internet & Catalog Retail	21,971,627

	Internet Software & Services – 9.0%

44,469	Alibaba Group Holding Limited, (2), (3)	4,384,643

222,771	Facebook Inc., Class A, (3)	16,705,597

21,938	Google Inc., Class A, (2), (3)	12,457,932

21,938	Google Inc., Class C, (2), (3)	12,265,097

22,400	LinkedIn Corporation, Class A, (2), (3)	5,128,704
	Total Internet Software & Services	50,941,973

	IT Services – 6.7%

21,793	Alliance Data Systems Corporation, (2), (3)	6,175,047

180,539	MasterCard, Inc., Class A	15,120,141

68,462	Visa Inc., Class A, (2)	16,528,781
	Total IT Services	37,823,969

32	Nuveen Investments

Shares	Description (1)	Value

	Leisure Equipment & Products – 1.0%

38,502	Polaris Industries Inc.	$5,808,412

	Life Sciences Tools & Services – 0.8%

22,999	Illumina Inc., (3)	4,429,147

	Machinery – 2.4%

65,014	Graco Inc.	5,103,599

94,691	Trinity Industries Inc., (2)	3,381,416

62,124	Wabtec Corporation	5,361,301
	Total Machinery	13,846,316

	Marine – 1.1%

53,731	Kirby Corporation, (3)	5,941,574

	Media – 4.1%

184,664	Comcast Corporation, Class A, (2)	10,221,152

143,152	The Walt Disney Company, (2)	13,081,230
	Total Media	23,302,382

	Multiline Retail – 0.8%

70,734	Dollar Tree Stores Inc., (3)	4,284,358

	Oil, Gas & Consumable Fuels – 1.8%

67,368	Diamondback Energy Inc., (3)	4,610,666

87,435	Whiting Petroleum Corporation, (3)	5,354,519
	Total Oil, Gas & Consumable Fuels	9,965,185

	Pharmaceuticals – 6.6%

191,074	AbbVie Inc.	12,125,556

40,225	Actavis PLC, (3)	9,764,217

42,513	Allergan, Inc.	8,080,021

138,227	Mylan Laboratories Inc., (3)	7,402,056
	Total Pharmaceuticals	37,371,850

	Real Estate Investment Trust – 1.9%

113,052	American Tower Corporation (REIT)	11,022,570

	Road & Rail – 2.4%

118,571	Union Pacific Corporation, (2)	13,807,593

	Semiconductors & Semiconductor Equipment – 1.1%

273,755	Applied Materials, Inc.	6,047,248

	Software – 6.6%

262,376	Activision Blizzard Inc.	5,234,401

83,008	Adobe Systems Incorporated, (3)	5,820,521

197,246	Electronic Arts Inc., (3)	8,081,169

187,889	Microsoft Corporation, (2)	8,821,389

Nuveen Investments	33

Nuveen Large Cap Growth Opportunities Fund (continued)

Portfolio of Investments	October 31, 2014

Shares	Description (1)	Value

	Software (continued)

85,660	Salesforce.com, Inc., (2), (3)	$5,481,383

53,982	ServiceNow Inc., (2), (3)	3,666,997
	Total Software	37,105,860

	Specialty Retail – 3.4%

139,800	Foot Locker, Inc.	7,830,198

115,538	Home Depot, Inc.	11,267,266
	Total Specialty Retail	19,097,464

	Textiles, Apparel & Luxury Goods – 2.0%

44,005	Hanesbrands Inc.	4,647,368

70,071	Nike, Inc., Class B	6,514,501
	Total Textiles, Apparel & Luxury Goods	11,161,869
	Total Long-Term Investments (cost $394,129,092)	565,769,651

Shares	Description (1)	Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 19.4%

	Money Market Funds – 19.4%

109,418,864	Mount Vernon Securities Lending Prime Portfolio, 0.176%, (4), (5)	$109,418,864
	Total Investments Purchased with Collateral from Securities Lending (cost $109,418,864)	109,418,864
	Total Investments (cost $503,547,956) – 119.5%	675,188,515
	Other Assets Less Liabilities – (19.5)%	(109,968,522)
	Net Assets – 100%	$565,219,993

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Investment, or portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $108,161,966.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

REIT	Real Estate Investment Trust.

See accompanying notes to financial statements.

34	Nuveen Investments

Nuveen Mid Cap Growth Opportunities Fund

Portfolio of Investments	October 31, 2014

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.4%

	COMMON STOCKS – 99.4%

	Airlines – 2.8%

432,956	Delta Air Lines, Inc., (2)	$17,417,820

539,489	Southwest Airlines Co., (2)	18,601,581
	Total Airlines	36,019,401

	Auto Components – 2.4%

286,521	BorgWarner Inc., (2)	16,337,427

205,923	Delphi Automotive PLC	14,204,569
	Total Auto Components	30,541,996

	Beverages – 2.0%

254,416	Monster Beverage Corporation, (2), (3)	25,665,486

	Biotechnology – 4.1%

95,788	Alexion Pharmaceuticals Inc., (3)	18,329,992

129,654	Alnylam Pharmaceuticals, Inc., (3)	12,024,112

186,212	ISIS Pharmaceuticals, Inc., (2), (3)	8,576,925

120,238	Vertex Pharmaceuticals Inc., (2), (3)	13,543,608
	Total Biotechnology	52,474,637

	Capital Markets – 3.5%

599,545	E*Trade Group Inc., (3)	13,369,854

308,110	Lazard Limited	15,162,093

499,492	TD Ameritrade Holding Corporation, (2)	16,852,860
	Total Capital Markets	45,384,807

	Chemicals – 1.4%

87,773	PPG Industries, Inc., (2)	17,878,482

	Communications Equipment – 1.6%

79,060	F5 Networks, Inc., (2), (3)	9,722,799

99,832	Palo Alto Networks, Incorporated, (3)	10,552,242
	Total Communications Equipment	20,275,041

	Containers & Packaging – 0.7%

128,725	Packaging Corp. of America	9,278,498

	Diversified Consumer Services – 1.1%

833,138	LifeLock, Incorporated, (2), (3)	14,088,364

	Diversified Financial Services – 3.1%

228,924	CBOE Holdings Inc.	13,492,781

268,670	Moody’s Corporation, (2)	26,660,124
	Total Diversified Financial Services	40,152,905

Nuveen Investments	35

Nuveen Mid Cap Growth Opportunities Fund (continued)

Portfolio of Investments	October 31, 2014

Shares	Description (1)	Value

	Electrical Equipment – 1.9%

331,568	Ametek Inc.	$17,291,271

65,793	Rockwell Automation, Inc.	7,391,844
	Total Electrical Equipment	24,683,115

	Electronic Equipment & Instruments – 2.4%

405,755	Amphenol Corporation, Class A	20,523,088

108,150	Littelfuse Inc.	10,548,951
	Total ElectronicEquipment, Instruments & Comp	31,072,039

	Energy Equipment & Services – 0.8%

167,959	Cooper Cameron Corporation, (3)	10,001,958

	Food Products – 0.7%

84,741	Hain Celestial Group Inc., (3)	9,173,213

	Health Care Equipment & Supplies – 1.0%

75,600	Cooper Companies, Inc., (2)	12,390,840

	Health Care Providers & Services – 2.2%

90,120	Henry Schein Inc., (2), (3)	10,817,104

171,224	Universal Health Services, Inc., Class B	17,757,641
	Total Health Care Providers & Services	28,574,745

	Health Care Technology – 0.8%

80,686	AthenaHealth Inc., (2), (3)	9,884,035

	Hotels, Restaurants & Leisure – 5.1%

33,008	Chipotle Mexican Grill, (3)	21,059,104

253,513	Hilton Worldwide Holdings Inc., (3)	6,398,668

156,683	Jack in the Box Inc.	11,130,760

205,894	Starwood Hotels & Resorts Worldwide, Inc.	15,783,834

64,109	Wynn Resorts Ltd, (2)	12,181,351
	Total Hotels, Restaurants & Leisure	66,553,717

	Household Durables – 1.6%

315,281	Jarden Corporation, (2)	20,521,640

	Industrial Conglomerates – 1.8%

143,852	Roper Industries Inc.	22,771,772

	Internet & Catalog Retail – 3.8%

226,426	Expedia, Inc., (2)	19,239,417

46,523	Netflix.com Inc., (2), (3)	18,272,839

9,541	priceline.com Incorporated, (3)	11,508,450
	Total Internet & Catalog Retail	49,020,706

	Internet Software & Services – 3.0%

94,369	LinkedIn Corporation, Class A, (2), (3)	21,606,726

36	Nuveen Investments

Shares	Description (1)	Value

	Internet Software & Services (continued)

430,948	Twitter Inc., (2), (3)	$17,871,414
	Total Internet Software & Services	39,478,140

	IT Services – 4.5%

74,577	Alliance Data Systems Corporation, (2), (3)	21,131,393

277,777	Gartner Inc., (2), (3)	22,419,382

127,596	WEX Inc., (3)	14,489,802
	Total IT Services	58,040,577

	Leisure Equipment & Products – 1.5%

126,337	Polaris Industries Inc.	19,059,200

	Life Sciences Tools & Services – 2.7%

105,230	Illumina Inc., (2), (3)	20,265,193

260,844	Quintiles Transnational Corporation, (3)	15,269,808
	Total Life Sciences Tools & Services	35,535,001

	Machinery – 4.6%

114,890	Graco Inc., (2)	9,018,865

117,609	Nordson Corporation	9,002,969

292,863	Trinity Industries Inc., (2)	10,458,138

144,867	WABCO Holdings Inc., (2)	14,107,148

192,765	Wabtec Corporation	16,635,620
	Total Machinery	59,222,740

	Marine – 1.5%

175,541	Kirby Corporation, (2), (3)	19,411,324

	Media – 1.0%

377,915	Discovery Communications inc., Class A, (3)	13,359,295

	Multiline Retail – 1.3%

276,175	Dollar Tree Stores Inc., (3)	16,727,920

	Oil, Gas & Consumable Fuels – 3.3%

144,518	Concho Resources Inc., (3)	15,756,798

152,976	Diamondback Energy Inc., (3)	10,469,677

328,014	Matador Resources Company, (2), (3)	7,960,900

136,004	Whiting Petroleum Corporation, (3)	8,328,885
	Total Oil, Gas & Consumable Fuels	42,516,260

	Paper & Forest Products – 0.8%

342,572	KapStone Paper and Packaging Corp., (3)	10,537,515

	Pharmaceuticals – 7.1%

57,433	Actavis Inc., (3)	13,941,286

103,951	Jazz Pharmaceuticals, Inc., (2), (3)	17,551,087

170,765	Mallinckrodt PLC, (2), (3)	15,741,118

Nuveen Investments	37

Nuveen Mid Cap Growth Opportunities Fund (continued)

Portfolio of Investments	October 31, 2014

Shares	Description (1)	Value

	Pharmaceuticals (continued)

356,313	Mylan Laboratories Inc., (3)	$19,080,561

84,567	Pacira Pharmaceuticals, Inc., (2), (3)	7,849,509

118,778	Salix Pharmaceuticals Limited, (2), (3)	17,086,215
	Total Pharmaceuticals	91,249,776

	Professional Services – 3.8%

174,571	IHS Inc., (3)	22,874,038

203,083	Robert Half International Inc.	11,124,887

238,312	Verisk Analytics Inc, Class A, (3)	14,858,753
	Total Professional Services	48,857,678

	Road & Rail – 0.8%

362,839	Knight Transportation Inc.	10,616,669

	Semiconductors & Semiconductor Equipment – 2.6%

1,074,781	Applied Materials, Inc., (2)	23,741,911

146,708	NXP Semiconductors NV, (3)	10,072,971
	Total Semiconductors & Semiconductor Equipment	33,814,882

	Software – 8.1%

523,709	Activision Blizzard Inc., (2)	10,447,995

233,917	Aspen Technology Inc., (2), (3)	8,638,555

298,088	Autodesk, Inc., (2), (3)	17,151,984

451,420	Electronic Arts Inc., (3)	18,494,677

280,623	Red Hat, Inc., (3)	16,534,307

181,763	ServiceNow Inc., (2), (3)	12,347,161

236,264	Solarwinds, Inc., (3)	11,234,353

124,692	Tableau Software Inc., Class A, (3)	10,298,312
	Total Software	105,147,344

	Specialty Retail – 5.7%

140,989	Advance Auto Parts, Inc., (2)	20,719,742

654,993	Michaels Cos Inc., (2), (3)	11,973,272

129,036	Restoration Hardware Holdings Incorporated, (2), (3)	10,364,172

130,520	Signet Jewelers Limited, (2)	15,663,705

120,784	Ulta Salon, Cosmetics & Fragrance, Inc., (2), (3)	14,591,915
	Total Specialty Retail	73,312,806

	Textiles, Apparel & Luxury Goods – 2.3%

182,541	Deckers Outdoor Corporation, (2), (3)	15,965,036

128,261	Hanesbrands Inc.	13,545,644
	Total Textiles, Apparel & Luxury Goods	29,510,680
	Total Long-Term Investments (cost $1,058,547,353)	1,282,805,204

38	Nuveen Investments

Shares	Description (1)	Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 23.4%

	Money Market Funds – 23.4%

301,909,950	Mount Vernon Securities Lending Prime Portfolio, 0.176%, (4), (5)	$301,909,950
	Total Investments Purchased with Collateral from Securities Lending (cost $301,909,950)	301,909,950

Shares	Description (1)	Value

	SHORT-TERM INVESTMENTS – 0.9%

	Money Market Funds – 0.9%

11,734,105	First American Treasury Obligations Fund, Class Z, 0.000%, (4)	$11,734,105
	Total Short-Term Investments (cost $11,734,105)	11,734,105
	Total Investments (cost $1,372,191,408) – 123.7%	1,596,449,259
	Other Assets Less Liabilities – (23.7)%	(305,453,967)
	Net Assets – 100%	$1,290,995,292

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Investment, or portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $300,580,929.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

See accompanying notes to financial statements.

Nuveen Investments	39

Nuveen Small Cap Growth Opportunities Fund

Portfolio of Investments	October 31, 2014

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 98.4%

	COMMON STOCKS – 98.4%

	Auto Components – 1.1%

22,045	Tenneco Inc., (2)	$1,154,276

	Automobiles – 1.2%

24,575	Thor Industries, Inc., (3)	1,299,772

	Banks – 5.3%

64,829	Cathay General Bancorp., (3)	1,712,134

69,902	Cobiz, Inc.	840,222

40,780	Privatebancorp, Inc.	1,318,010

64,971	Western Alliance Bancorporation, (2)	1,729,528
	Total Banks	5,599,894

	Biotechnology – 9.0%

4,594	Alnylam Pharmaceuticals, Inc., (2)	426,048

30,300	Cepheid, Inc., (2), (3)	1,606,203

10,084	Clovis Oncology Inc., (2), (3)	601,611

14,732	Cubist Pharmaceuticals Inc., (2), (3)	1,064,976

73,068	Dyax Corporation, (2)	903,851

19,901	ISIS Pharmaceuticals, Inc., (2), (3)	916,640

60,039	Keryx Biopharmaceuticals, Inc., (2), (3)	1,011,657

12,264	NPS Pharmaceuticals, Inc., (2)	336,034

3,122	Puma Biotechnology Inc , (2), (3)	782,373

9,746	Receptos Inc., (2)	1,010,173

11,752	Synageva BioPharma Corporation, (2), (3)	890,096
	Total Biotechnology	9,549,662

	Capital Markets – 2.9%

29,801	Evercore Partners Inc., Class A	1,542,798

31,527	Stifel Financial Corporation, (2)	1,497,848
	Total Capital Markets	3,040,646

	Chemicals – 1.2%

30,610	H.B. Fuller Company	1,284,702

	Commercial Services & Supplies – 3.1%

89,039	Interface, Inc.	1,427,295

107,720	Steelcase Inc., Class A	1,908,798
	Total Commercial Services & Supplies	3,336,093

	Communications Equipment – 5.1%

50,167	Arris Group Inc., (2)	1,506,013

40	Nuveen Investments

Shares	Description (1)	Value

	Communications Equipment (continued)

76,105	Aruba Networks, Inc., (2), (3)	$1,642,346

42,892	Plantronics Inc.	2,224,808
	Total Communications Equipment	5,373,167

	Construction & Engineering – 2.8%

50,539	MasTec Inc., (2), (3)	1,447,437

53,293	Tutor Perini Corporation, (2)	1,492,737
	Total Construction & Engineering	2,940,174

	Distributors – 1.6%

28,880	Pool Corporation	1,724,136

	Diversified Consumer Services – 1.7%

25,166	Capella Education Company	1,780,243

	Electrical Equipment – 2.0%

23,679	Generac Holdings Inc., (2)	1,073,606

45,199	Thermon Group Holdings Inc., (2)	1,101,500
	Total Electrical Equipment	2,175,106

	Energy Equipment & Services – 1.0%

12,772	Dril Quip Inc., (2)	1,148,841

	Food & Staples Retailing – 1.6%

25,071	United Natural Foods Inc., (2), (3)	1,705,329

	Food Products – 1.4%

17,696	Treehouse Foods Inc., (2)	1,507,168

	Health Care Equipment & Supplies – 8.4%

127,986	Endologix, Inc., (2), (3)	1,459,040

66,213	Globus Medical Inc, Class A, (2)	1,467,942

58,514	Inogen Inc., (2), (3)	1,381,516

75,288	K2M Group Holdings Inc., (2)	1,212,137

105,059	Nxstage Medical, Inc., (2)	1,592,694

56,289	Spectranetics Corporation, (2), (3)	1,788,302
	Total Health Care Equipment & Supplies	8,901,631

	Health Care Providers & Services – 4.0%

31,619	HealthSouth Corporation	1,275,194

29,214	IPC The Hospitalist Company, Inc., (2)	1,217,055

27,296	Team Health Holdings Inc., (2)	1,707,092
	Total Health Care Providers & Services	4,199,341

	Health Care Technology – 0.8%

6,540	AthenaHealth Inc., (2), (3)	801,150

	Hotels, Restaurants & Leisure – 3.5%

26,816	Chuy’s Holdings Inc., (2)	802,067

Nuveen Investments	41

Nuveen Small Cap Growth Opportunities Fund (continued)

Portfolio of Investments	October 31, 2014

Shares	Description (1)	Value

	Hotels, Restaurants & Leisure (continued)

52,720	Del Friscos Restaurant Group, (2)	$1,224,158

58,397	Texas Roadhouse, Inc., (3)	1,685,921
	Total Hotels, Restaurants & Leisure	3,712,146

	Internet Software & Services – 5.5%

43,698	Constant Contact Inc., (2)	1,545,161

75,300	Perficient, Inc., (2)	1,248,474

19,310	Shutterstock Incorporated, (2), (3)	1,501,546

74,528	Web.com, Inc., (2)	1,530,060
	Total Internet Software & Services	5,825,241

	IT Services – 2.7%

24,696	Heartland Payment Systems Inc., (3)	1,275,548

89,328	Sapient Corporation, (2)	1,547,161
	Total IT Services	2,822,709

	Leisure Equipment & Products – 1.9%

43,039	Brunswick Corporation	2,014,225

	Machinery – 2.2%

35,473	Actuant Corporation, Class A, (3)	1,124,139

39,378	Altra Industrial Motion, Inc., (3)	1,241,195
	Total Machinery	2,365,334

	Oil, Gas & Consumable Fuels – 2.3%

21,893	Diamondback Energy, (2)	1,498,357

32,076	Oasis Petroleum Inc., (2)	960,997
	Total Oil, Gas & Consumable Fuels	2,459,354

	Pharmaceuticals – 2.5%

69,216	Nektar Therapautics, (2)	954,489

17,754	Pacira Pharmaceuticals, Inc., (2), (3)	1,647,926
	Total Pharmaceuticals	2,602,415

	Professional Services – 1.6%

66,983	TrueBlue Inc., (2)	1,655,820

	Road & Rail – 1.4%

59,565	Swift Transportation Company, Class A, (2), (3)	1,471,256

	Semiconductors & Semiconductor Equipment – 4.4%

63,849	Microsemi Corporation, (2)	1,664,543

52,520	Semtech Corporation, (2)	1,332,958

93,116	Teradyne Inc., (3)	1,713,334
	Total Semiconductors & Semiconductor Equipment	4,710,835

	Software – 7.4%

38,224	Aspen Technology Inc., (2)	1,411,612

42	Nuveen Investments

Shares	Description (1)	Value

	Software (continued)

98,334	Cadence Design Systems, Inc., (2), (3)	$1,765,095

35,633	Solarwinds, Inc., (2)	1,694,349

32,959	Synchronoss Technologies, Inc., (2), (3)	1,702,992

8,905	Ultimate Software Group, Inc., (2), (3)	1,340,292

591,081	VideoPropulsion Inc., (2), (6)	—
	Total Software	7,914,340

	Specialty Retail – 5.0%

31,848	Ann Inc., (2)	1,222,645

70,870	Express Inc., (2)	1,060,924

15,922	Genesco Inc., (2), (3)	1,221,058

54,005	Zumiez, Inc., (2), (3)	1,802,687
	Total Specialty Retail	5,307,314

	Textiles, Apparel & Luxury Goods – 2.8%

18,294	G-III Apparel Group, Limited, (2)	1,451,629

66,071	Vera Bradley Inc., (2), (3)	1,506,419
	Total Textiles, Apparel & Luxury Goods	2,958,048

	Trading Companies & Distributors – 1.0%

52,509	MRC Global Inc., (2)	1,104,264
	Total Long-Term Investments (cost $88,354,400)	104,444,632

Shares	Description (1)	Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 26.2%

	Money Market Funds – 26.2%

27,840,505	Mount Vernon Securities Lending Prime Portfolio, 0.176%, (4), (5)	$27,840,505
	Total Investments Purchased with Collateral from Securities Lending (cost $27,840,505)	27,840,505

Shares	Description (1)	Value

	SHORT-TERM INVESTMENTS – 2.9%

	Money Market Funds – 2.9%

3,113,621	First American Treasury Obligations Fund, Class Z, 0.000%, (4)	$3,113,621
	Total Short-Term Investments (cost $3,113,621)	3,113,621
	Total Investments (cost $119,308,526) – 127.5%	135,398,758
	Other Assets Less Liabilities – (27.5)%	(29,194,492)
	Net Assets – 100%	$106,204,266

Nuveen Investments	43

Nuveen Small Cap Growth Opportunities Fund (continued)

Portfolio of Investments	October 31, 2014

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment, or portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $27,169,679.

(4)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

(6)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 - Investment Valuation and Fair Value Measurements for more information.

See accompanying notes to financial statements.

44	Nuveen Investments

Statement of

Assets and Liabilities	October 31, 2014

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Assets
Long-term investments, at value (cost $394,129,092, $1,058,547,353 and $88,354,400, respectively)	$565,769,651	$1,282,805,204	$104,444,632
Investments purchased with collateral from securities lending, at value (cost approximates value)	109,418,864	301,909,950	27,840,505
Short-term investments, at value (cost approximates value)	—	11,734,105	3,113,621
Receivable for:
Dividends	322,049	148,180	2,287
Due from broker	7,866	24,873	6,700
Investments sold	9,042,799	24,786,944	4,479,943
Reclaims	3,486	4,745	—
Shares sold	306,936	811,815	99,539
Other assets	32,380	54,266	10,587
Total assets	684,904,031	1,622,280,082	139,997,814
Liabilities
Cash overdraft	61,425	—	—
Payable for:
Collateral from securities lending program	109,418,864	301,909,950	27,840,505
Investments purchased	6,692,650	26,214,455	5,675,897
Shares redeemed	2,801,878	1,440,961	141,427
Accrued expenses:
Directors fees	20,348	42,494	760
Management fees	385,035	922,230	63,651
12b-1 distribution and service fees	45,041	124,479	10,467
Other	258,797	630,221	60,841
Total liabilities	119,684,038	331,284,790	33,793,548
Net assets	$565,219,993	$1,290,995,292	$106,204,266
Class A Shares
Net assets	$143,890,835	$371,600,683	$38,989,830
Shares outstanding	3,554,885	7,796,000	1,597,096
Net asset value (“NAV”) per share	$40.48	$47.67	$24.41
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$42.95	$50.58	$25.90
Class C Shares
Net assets	$14,462,420	$24,304,298	$2,250,429
Shares outstanding	402,015	596,063	107,721
NAV and offering price per share	$35.97	$40.77	$20.89
Class R3 Shares
Net assets	$8,724,035	$64,262,315	$2,077,221
Shares outstanding	221,789	1,400,000	88,009
NAV and offering price per share	$39.33	$45.90	$23.60
Class R6 Shares
Net assets	$22,671,792	$16,192,379	—
Shares outstanding	529,060	303,467	—
NAV and offering price per share	$42.85	$53.36	—
Class I Shares
Net assets	$375,470,911	$814,635,617	$62,886,786
Shares outstanding	8,777,325	15,301,292	2,306,524
NAV and offering price per share	$42.78	$53.24	$27.26
Net assets consist of:
Capital paid-in	$304,387,510	$865,879,797	$78,978,661
Undistributed (Over-distribution of) net investment income	(29,339)	(48,492)	—
Accumulated net realized gain (loss)	89,221,263	200,906,136	11,135,373
Net unrealized appreciation (depreciation)	171,640,559	224,257,851	16,090,232
Net assets	$565,219,993	$1,290,995,292	$106,204,266
Authorized shares – per class	2 billion	2 billion	2 billion
Par value per share	$0.0001	$0.0001	$0.0001

See accompanying notes to financial statements.

Nuveen Investments	45

Statement of

Operations	Year Ended October 31, 2014

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Investment Income
Dividend and interest income (net of foreign tax withheld of $1,409, $25,823 and $—, respectively)	$4,919,474	$5,927,640	$304,279
Securities lending income, net	184,838	441,801	41,259
Total investment income	5,104,312	6,369,441	345,538
Expenses
Management fees	4,945,956	11,104,350	908,639
12b-1 service fees – Class A Shares(1)	395,251	946,992	102,784
12b-1 distribution and service fees – Class C Shares	150,135	238,912	24,301
12b-1 distribution and service fees – Class R3 Shares	51,437	306,338	10,190
Shareholder servicing agent fees and expenses	661,125	1,881,475	156,126
Custodian fees and expenses	118,285	219,206	26,453
Directors fees and expenses	18,595	40,036	3,021
Professional fees	59,011	102,245	23,911
Shareholder reporting expenses	61,288	104,248	21,338
Federal and state registration fees	83,274	91,630	53,134
Other expenses	8,215	11,547	5,396
Total expenses before fee waiver/expense reimbursement	6,552,572	15,046,979	1,335,293
Fee waiver/expense reimbursement	—	—	(89,501)
Net expenses	6,552,572	15,046,979	1,245,792
Net investment income (loss)	(1,448,260)	(8,677,538)	(900,254)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	91,580,047	231,344,771	12,730,722
Change in net unrealized appreciation (depreciation) of investments	(29,259,565)	(67,482,894)	(3,210,871)
Net realized and unrealized gain (loss)	62,320,482	163,861,877	9,519,851
Net increase (decrease) in net assets from operations	$60,872,222	$155,184,339	$8,619,597

(1)	Includes 12b-1 distribution and service fees incurred on Large Cap Growth Opportunities’ and Mid Cap Growth Opportunities’ Class B Shares during the period. Class B Shares of Large Cap Growth Opportunities and Mid Cap Growth Opportunities converted to Class A Shares at the close of business on June 23, 2014, and are no longer available through an exchange from other Nuveen mutual funds.

See accompanying notes to financial statements.

46	Nuveen Investments

Statement of

Changes in Net Assets

	Large Cap Growth Opportunities		Mid Cap Growth Opportunities		Small Cap Growth Opportunities
	Year Ended 10/31/14	Year Ended 10/31/13	Year Ended 10/31/14	Year Ended 10/31/13	Year Ended 10/31/14	Year Ended 10/31/13
Operations
Net investment income (loss)	$(1,448,260)	$186,475	$(8,677,538)	$(2,686,015)	$(900,254)	$(856,488)
Net realized gain (loss) from investments	91,580,047	94,718,412	231,344,771	212,160,627	12,730,722	17,137,320
Change in net unrealized appreciation (depreciation) of investments	(29,259,565)	53,500,002	(67,482,894)	98,520,305	(3,210,871)	13,068,234
Net increase (decrease) in net assets from operations	60,872,222	148,404,889	155,184,339	307,994,917	8,619,597	29,349,066
Distributions to Shareholders
From net investment income:
Class A(1)	—	—	—	—	—	—
Class B(2)	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class R3	—	—	—	—	—	—
Class R6(3)	—	—	—	—	—	—
Class I	—	—	—	—	—	—
From accumulated net realized gains:
Class A(1)	(24,236,445)	(1,591,399)	(63,349,741)	(22,356,020)	(7,268,048)	(2,910,523)
Class B(2)	—	(18,638)	—	(215,259)	—	(56,611)
Class C	(2,511,114)	(155,108)	(4,481,915)	(1,457,568)	(475,333)	(141,702)
Class R3	(1,764,930)	(117,432)	(8,738,211)	(2,936,652)	(356,350)	(179,503)
Class R6(3)	(4,240,519)	—	(4,324,392)	—	—	—
Class I	(61,056,809)	(4,695,017)	(126,230,200)	(50,385,296)	(7,704,173)	(3,641,578)
Decrease in net assets from distributions to shareholders	(93,809,817)	(6,577,594)	(207,124,459)	(77,350,795)	(15,803,904)	(6,929,917)
Fund Share Transactions
Proceeds from sale of shares	94,779,280	114,942,764	271,666,021	168,827,689	33,225,866	14,883,118
Proceeds from shares issued to shareholders due to reinvestment of distributions	65,361,328	4,260,866	177,933,816	63,480,998	11,385,858	4,581,429
	160,140,608	119,203,630	449,599,837	232,308,687	44,611,724	19,464,547
Cost of shares redeemed	(187,564,224)	(210,714,464)	(335,793,851)	(344,129,810)	(24,619,284)	(36,554,233)
Net increase (decrease) in net assets from Fund share transactions	(27,423,616)	(91,510,834)	113,805,986	(111,821,123)	19,992,440	(17,089,686)
Net increase (decrease) in net assets	(60,361,211)	50,316,461	61,865,866	118,822,999	12,808,133	5,329,463
Net assets at the beginning of period	625,581,204	575,264,743	1,229,129,426	1,110,306,427	93,396,133	88,066,670
Net assets at the end of period	$565,219,993	$625,581,204	$1,290,995,292	$1,229,129,426	$106,204,266	$93,396,133
Undistributed (Over-distribution of) net investment income at the end of period	$(29,339)	$(23,998)	$(48,492)	$(36,993)	$—	$(10,690)

(1)	Includes distributions to shareholders of Large Cap Growth Opportunities’ and Mid Cap Growth Opportunities’ Class B Shares during the fiscal year ended October 31, 2014. Class B Shares of Large Cap Growth Opportunities and Mid Cap Growth Opportunities converted to Class A Shares at the close of business on June 23, 2014, and are no longer available through an exchange from other Nuveen mutual funds.

(2)	Class B Shares of Small Cap Growth Opportunities converted to Class A Shares at the close of business on October 28, 2013, and are no longer available through an exchange from other Nuveen mutual funds.

(3)	Class R6 Shares were established and commenced operations on February 28, 2013.

See accompanying notes to financial statements.

Nuveen Investments	47

Financial

Highlights

Large Cap Growth Opportunities

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (1/95)
2014	$43.26	$(0.16)	$4.12	$3.96	$—	$(6.74)	$(6.74)	$40.48
2013	34.09	(0.05)	9.63	9.58	—	(0.41)	(0.41)	43.26
2012	32.92	(0.13)	2.46	2.33	—	(1.16)	(1.16)	34.09
2011	30.24	(0.15)	2.83	2.68	—	—	—	32.92
2010	24.23	(0.09)	6.15	6.06	(0.05)	—	(0.05)	30.24
Class C (9/01)
2014	39.42	(0.40)	3.69	3.29	—	(6.74)	(6.74)	35.97
2013	31.34	(0.31)	8.80	8.49	—	(0.41)	(0.41)	39.42
2012	30.57	(0.35)	2.28	1.93	—	(1.16)	(1.16)	31.34
2011	28.30	(0.37)	2.64	2.27	—	—	—	30.57
2010	22.81	(0.27)	5.76	5.49	—	—	—	28.30
Class R3 (11/00)
2014	42.32	(0.25)	4.00	3.75	—	(6.74)	(6.74)	39.33
2013	33.44	(0.14)	9.43	9.29	—	(0.41)	(0.41)	42.32
2012	32.39	(0.22)	2.43	2.21	—	(1.16)	(1.16)	33.44
2011	29.83	(0.23)	2.79	2.56	—	—	—	32.39
2010	23.92	(0.16)	6.07	5.91	—	—	—	29.83
Class R6 (2/13)
2014	45.27	(0.02)	4.34	4.32	—	(6.74)	(6.74)	42.85
2013(d)	37.47	(0.02)	7.82	7.80	—	—	—	45.27
Class I (12/92)
2014	45.24	(0.06)	4.34	4.28	—	(6.74)	(6.74)	42.78
2013	35.55	0.06	10.04	10.10	—	(0.41)	(0.41)	45.24
2012	34.19	(0.04)	2.56	2.52	—	(1.16)	(1.16)	35.55
2011	31.33	(0.06)	2.92	2.86	—	—	—	34.19
2010	25.09	(0.03)	6.38	6.35	(0.11)	—	(0.11)	31.33

48	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(e)

10.50%	$143,891	1.25%		(0.40)%	1.25%		(0.40)%	66%
28.39	165,791	1.24		(0.14)	1.24		(0.14)	72
7.66	134,788	1.26		(0.42)	1.23		(0.39)	73
8.86	84,875	1.20		(0.46)	1.20		(0.46)	88
25.03	66,409	1.21		(0.36)	1.20		(0.35)	106

9.73	14,462	2.00		(1.15)	2.00		(1.15)	66
27.43	14,963	1.99		(0.89)	1.99		(0.89)	72
6.88	11,193	2.01		(1.16)	1.98		(1.14)	73
8.02	7,832	1.95		(1.21)	1.95		(1.21)	88
24.07	4,220	1.96		(1.09)	1.95		(1.08)	106

10.22	8,724	1.50		(0.64)	1.50		(0.64)	66
28.07	11,320	1.49		(0.39)	1.49		(0.39)	72
7.40	9,658	1.51		(0.70)	1.48		(0.67)	73
8.58	3,431	1.45		(0.72)	1.45		(0.72)	88
24.71	742	1.46		(0.60)	1.45		(0.59)	106

10.90	22,672	0.90		(0.05)	0.90		(0.05)	66
20.82	28,966	0.91	*	(0.06)*	0.91	*	(0.06)*	72

10.78	375,471	1.00		(0.15)	1.00		(0.15)	66
28.69	403,480	0.99		0.14	0.99		0.14	72
7.94	418,144	1.01		(0.13)	0.98		(0.11)	73
9.13	435,619	0.95		(0.17)	0.95		(0.17)	88
25.34	546,605	0.96		(0.11)	0.95		(0.10)	106

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period February 28, 2013 (commencement of operations) through October 31, 2013.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	49

Financial Highlights (continued)

Mid Cap Growth Opportunities

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (1/95)
2014	$51.11	$(0.38)	$6.09	$5.71	$—	$(9.15)	$(9.15)	$47.67
2013	42.38	(0.17)	12.05	11.88	—	(3.15)	(3.15)	51.11
2012	41.36	(0.16)	2.77	2.61	—	(1.59)	(1.59)	42.38
2011	37.26	(0.22)	4.32	4.10	—	—	—	41.36
2010	28.83	(0.18)	8.61	8.43	—	—	—	37.26
Class C (9/01)
2014	45.29	(0.63)	5.26	4.63	—	(9.15)	(9.15)	40.77
2013	38.17	(0.45)	10.72	10.27	—	(3.15)	(3.15)	45.29
2012	37.70	(0.43)	2.49	2.06	—	(1.59)	(1.59)	38.17
2011	34.21	(0.49)	3.98	3.49	—	—	—	37.70
2010	26.67	(0.39)	7.93	7.54	—	—	—	34.21
Class R3 (12/00)
2014	49.65	(0.49)	5.89	5.40	—	(9.15)	(9.15)	45.90
2013	41.35	(0.27)	11.72	11.45	—	(3.15)	(3.15)	49.65
2012	40.50	(0.27)	2.71	2.44	—	(1.59)	(1.59)	41.35
2011	36.58	(0.31)	4.23	3.92	—	—	—	40.50
2010	28.37	(0.26)	8.47	8.21	—	—	—	36.58
Class R6 (2/13)
2014	55.97	(0.23)	6.77	6.54	—	(9.15)	(9.15)	53.36
2013(d)	46.61	(0.05)	9.41	9.36	—	—	—	55.97
Class I (12/89)
2014	55.93	(0.29)	6.75	6.46	—	(9.15)	(9.15)	53.24
2013	45.97	(0.06)	13.17	13.11	—	(3.15)	(3.15)	55.93
2012	44.62	(0.06)	3.00	2.94	—	(1.59)	(1.59)	45.97
2011	40.09	(0.10)	4.63	4.53	—	—	—	44.62
2010	30.94	(0.11)	9.26	9.15	—	—	—	40.09

50	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(e)

12.89%	$371,601	1.30%		(0.81)%	1.30%		(0.81)%	106%
30.27	355,086	1.30		(0.38)	1.29		(0.38)	108
6.88	306,507	1.30		(0.42)	1.27		(0.39)	113
11.00	289,038	1.26		(0.53)	1.26		(0.53)	114
29.24	275,040	1.23		(0.57)	1.23		(0.57)	114

12.01	24,304	2.05		(1.56)	2.05		(1.56)	106
29.33	22,181	2.05		(1.14)	2.04		(1.13)	108
6.06	17,874	2.05		(1.16)	2.02		(1.13)	113
10.20	14,314	2.01		(1.28)	2.01		(1.28)	114
28.27	13,564	1.98		(1.32)	1.98		(1.32)	114

12.59	64,262	1.55		(1.10)	1.55		(1.10)	106
29.97	47,168	1.55		(0.63)	1.54		(0.63)	108
6.59	38,869	1.55		(0.67)	1.52		(0.64)	113
10.72	34,929	1.51		(0.77)	1.51		(0.77)	114
28.94	33,772	1.48		(0.82)	1.48		(0.82)	114

13.31	16,192	0.92		(0.44)	0.92		(0.44)	106
20.12	25,874	0.92	*	(0.14)*	0.92	*	(0.14)*	108

13.15	814,636	1.05		(0.56)	1.05		(0.56)	106
30.60	776,915	1.05		(0.13)	1.04		(0.12)	108
7.13	744,480	1.05		(0.17)	1.02		(0.14)	113
11.30	728,843	1.01		(0.21)	1.01		(0.21)	114
29.57	993,053	0.98		(0.31)	0.98		(0.31)	114

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period February 28, 2013 (commencement of operations) through October 31, 2013.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	51

Financial Highlights (continued)

Small Cap Growth Opportunities

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (8/95)
2014	$27.13	$(0.26)	$2.35	$2.09	$—	$(4.81)	$(4.81)	$24.41
2013	21.25	(0.26)	7.93	7.67	—	(1.79)	(1.79)	27.13
2012	20.41	(0.21)	1.35	1.14	—	(0.30)	(0.30)	21.25
2011	19.04	(0.24)	1.61	1.37	—	—	—	20.41
2010	14.55	(0.18)	4.67	4.49	—	—	—	19.04
Class C (9/01)
2014	24.05	(0.38)	2.03	1.65	—	(4.81)	(4.81)	20.89
2013	19.17	(0.38)	7.05	6.67	—	(1.79)	(1.79)	24.05
2012	18.58	(0.34)	1.23	0.89	—	(0.30)	(0.30)	19.17
2011	17.46	(0.36)	1.48	1.12	—	—	—	18.58
2010	13.44	(0.28)	4.30	4.02	—	—	—	17.46
Class R3 (12/00)
2014	26.45	(0.31)	2.27	1.96	—	(4.81)	(4.81)	23.60
2013	20.81	(0.30)	7.73	7.43	—	(1.79)	(1.79)	26.45
2012	20.04	(0.26)	1.33	1.07	—	(0.30)	(0.30)	20.81
2011	18.74	(0.29)	1.59	1.30	—	—	—	20.04
2010	14.36	(0.22)	4.60	4.38	—	—	—	18.74
Class I (8/95)
2014	29.68	(0.23)	2.62	2.39	—	(4.81)	(4.81)	27.26
2013	23.03	(0.21)	8.65	8.44	—	(1.79)	(1.79)	29.68
2012	22.04	(0.17)	1.46	1.29	—	(0.30)	(0.30)	23.03
2011	20.51	(0.19)	1.72	1.53	—	—	—	22.04
2010	15.63	(0.15)	5.03	4.88	—	—	—	20.51

52	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

9.07%	$38,990	1.57%	(1.19)%	1.47%	(1.09)%	125%
39.22	40,965	1.55	(1.17)	1.46	(1.09)	119
5.73	35,306	1.72	(1.21)	1.47	(0.97)	118
7.20	36,188	1.54	(1.19)	1.47	(1.12)	118
30.86	39,501	1.68	(1.26)	1.47	(1.05)	142

8.26	2,250	2.32	(1.94)	2.22	(1.84)	125
38.17	2,350	2.30	(1.91)	2.22	(1.83)	119
4.93	1,568	2.46	(1.96)	2.22	(1.72)	118
6.41	1,546	2.29	(1.94)	2.22	(1.87)	118
29.91	1,596	2.43	(2.01)	2.22	(1.80)	142

8.77	2,077	1.82	(1.44)	1.72	(1.34)	125
38.86	1,941	1.80	(1.40)	1.72	(1.32)	119
5.48	2,395	1.96	(1.46)	1.72	(1.22)	118
6.94	2,334	1.79	(1.44)	1.72	(1.37)	118
30.50	2,185	1.93	(1.52)	1.72	(1.31)	142

9.34	62,887	1.32	(0.94)	1.22	(0.84)	125
39.55	48,141	1.30	(0.90)	1.22	(0.82)	119
5.99	48,111	1.47	(0.96)	1.22	(0.72)	118
7.46	63,866	1.31	(0.94)	1.22	(0.84)	118
31.22	141,215	1.43	(1.01)	1.22	(0.80)	142

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Nuveen Investments	53

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust Information

Nuveen Investment Funds, Inc. (the “Trust”), is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Large Cap Growth Opportunities Fund (“Large Cap Growth Opportunities”), Nuveen Mid Cap Growth Opportunities Fund (“Mid Cap Growth Opportunities”) and Nuveen Small Cap Growth Opportunities Fund (“Small Cap Growth Opportunities”), (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was incorporated in the State of Maryland on August 20, 1987.

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Purchase and Sale Agreement

On October 1, 2014, TIAA-CREF, a national financial services organization, completed its previously announced acquisition of Nuveen, the parent company of the Adviser. The transaction has not resulted in any change in the portfolio management of the Funds or in the Funds’ investment objectives or policies.

Because the consummation of the acquisition resulted in the “assignment” (as defined in the Investment Company Act of 1940) and automatic termination of the Funds’ investment management agreements and investment sub-advisory agreements, Fund shareholders were asked to approve new investment management agreements with the Adviser and new investment sub-advisory agreements with each Fund’s Sub-adviser. These new agreements were approved by shareholders of each of the Funds, and went into effect on October 1, 2014. The terms of the new agreements, including the fees payable to each Fund’s Adviser and Sub-Adviser, are substantially identical to those of the investment management agreements and investment sub-advisory agreements in place immediately prior to the closing.

Investment Objectives and Principal Investment Strategies

Large Cap Growth Opportunities’ investment objective is long-term growth of capital. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes, in common stocks of large-capitalization companies, defined as companies that have market capitalizations of $5 billion or greater.

Mid Cap Growth Opportunities’ investment objective is capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes, in common stocks of mid-capitalization companies. At the time of any purchase, mid-capitalization companies are defined as companies that have market capitalizations within the market capitalization range of the companies in the Russell Midcap® Index immediately after its most recent reconstitution. It is expected that reconstitution of the index will occur each year at the end of June. Immediately after the most recent reconstitution, the range was $1.8 billion to $21.5 billion.

Small Cap Growth Opportunities’ investment objective is growth of capital. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes, in common stocks of small-capitalization companies. Small capitalization companies are defined as companies that have market capitalizations within the market capitalization range of the companies in the Russell 2000 Index on the last business day of the month in which its most recent reconstitution was completed. Reconstitution of the index currently is completed in June of each year. On June 30, 2014, the range was $143 million to $4.51 billion.

Each Fund may invest up to 15% of its total assets in non-dollar denominated equity securities of non-U.S. issuers. In addition, each Fund may invest up to 25% of its assets, collectively, in non-dollar denominated equity securities of non-U.S. issuers and in dollar-denominated equity securities of non-U.S. issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank. Up to 15% of each Fund’s total assets may be invested in equity securities of emerging market issuers. Each Fund may utilize options, futures contracts, options on futures contracts and forward foreign currency exchanges contracts (“derivatives”). Each Fund may use these derivatives to manage market or business risk, enhance each Fund’s return, or hedge against adverse movements in currency exchange rates.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

54	Nuveen Investments

Class B Shares

During the current fiscal period, Large Cap Growth Opportunities and Mid Cap Growth Opportunities offered Class B Shares. Effective at the close of business on June 23, 2014, Class B Shares of the Funds were converted to Class A Shares and are no longer available through an exchange from other Nuveen mutual funds.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments, net of lending agent fees.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class B Shares were sold without an up-front sales charge but incurred a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class B Shares were subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC was reduced to 0% at the end of six years). Class B Shares automatically converted to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees. Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing agent fees and expenses” on the Statement of Operations and are prorated among the classes based on relative net assets, are not charged to Class R6 Shares.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties.

Nuveen Investments	55

Notes to Financial Statements (continued)

The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.

Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board or its appointee.

Fair Value Measurements

Fair value is defined as the price that would be receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

56	Nuveen Investments

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Large Cap Growth Opportunities	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Common Stocks	$565,769,651	$—	$—		$565,769,651
Investments Purchased with Collateral from Securities Lending	109,418,864	—	—		109,418,864
Total	$675,188,515	$—	$—		$675,188,515

Mid Cap Growth Opportunities
Long-Term Investments*:
Common Stocks	$1,282,805,204	$—	$—		$1,282,805,204
Investments Purchased with Collateral from Securities Lending	301,909,950	—	—		301,909,950
Short-Term Investments:
Money Market Funds	11,734,105	—	—		11,734,105
Total	$1,596,449,259	$—	$—		$1,596,449,259

Small Cap Growth Opportunities
Long-Term Investments*:
Common Stocks	$104,444,632	$—	$—	**	$104,444,632
Investments Purchased with Collateral from Securities Lending	27,840,505	—	—		27,840,505
Short-Term Investments:
Money Market Funds	3,113,621	—	—		3,113,621
Total	$135,398,758	$—	$—	**	$135,398,758
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Value equals zero as of the end of the reporting period. Refer to the Fund’s Portfolio of Investments for security classified as Level 3.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely- traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

Nuveen Investments	57

Notes to Financial Statements (continued)

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates on assets and liabilities associated with investments and derivatives are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates on assets and liabilities associated with investments are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with forward foreign currency exchange contracts, futures, options purchased, options written and swap contracts are recognized as a component of “Change in net unrealized appreciation (deprecation) of forward foreign currency exchange contracts, futures contracts, options purchased, options written and swaps,’’ respectively, on the Statement of Operations, when applicable.

Securities Lending

In order to generate additional income, each Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks or other institutions. Each Fund’s policy is to receive cash collateral equal to at least 102% of the value of securities loaned, which is recognized as “Collateral from securities lending program” on the Statement of Assets and Liabilities. The adequacy of the collateral is monitored on a daily basis. If the value of the securities on loan increases, such that the level of collateralization falls below 100%, additional collateral is received from the borrower, which is recognized as “Due from broker” on the Statement of Assets and Liabilities, when applicable. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially.

The Funds’ custodian serves as the securities lending agent for the Funds. Each Fund pays the custodian a fee based on the Fund’s proportional share of the custodian’s expense of operating its securities lending program. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending, at value” on the Statement of Assets and Liabilities.

The following table presents the securities out on loan for the Funds, which are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those securities.

Fund	Counterparty	Long-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Large Cap Growth Opportunities	U.S. Bank National Association	$108,161,966	$(108,161,966)	$—
Mid Cap Growth Opportunities	U.S. Bank National Association	300,580,929	(300,580,929)	—
Small Cap Growth Opportunities	U.S. Bank National Association	27,169,679	(27,169,679)	—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the securities out on loan. Refer to the Fund’s Portfolio of Investments for details on the securities out on loan.

Income from securities lending, net of fees paid, is recognized on the Statement of Operations as “Securities lending income, net.” Securities lending fees paid by each Fund during the fiscal year ended October 31, 2014, were as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Securities lending fees paid	$16,320	$47,989	$5,429

58	Nuveen Investments

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the fiscal year ended October 31, 2014.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares were as follows:

	Year Ended 10/31/14		Year Ended 10/31/13
Large Cap Growth Opportunities	Shares	Amount	Shares	Amount
Shares sold:
Class A	603,581	$23,531,392	823,108	$30,676,675
Class A – automatic conversion of Class B Shares	20,354	798,031	8,987	328,456
Class B – exchanges	122	4,030	1,077	34,962
Class C	105,893	3,662,076	142,887	4,743,351
Class R3	42,545	1,613,281	92,524	3,365,668
Class R6	10,988	448,404	122,336	5,216,225
Class R6 – exchange of Class I Shares	—	—	591,770	22,173,634
Class I	1,527,478	64,722,066	1,263,806	48,403,793
Shares issued to shareholders due to reinvestment of distributions:
Class A	630,386	23,444,051	44,624	1,507,852
Class B	5,225	169,119	607	18,394
Class C	49,147	1,634,630	3,158	97,877
Class R3	46,697	1,691,378	3,455	114,428
Class R6	99,034	3,887,080	—	—
Class I	880,547	34,535,070	71,535	2,522,315
	4,021,997	160,140,608	3,169,874	119,203,630
Shares redeemed:
Class A	(1,532,083)	(61,260,778)	(997,597)	(37,345,726)
Class B	(9,425)	(320,905)	(12,436)	(418,617)
Class B – automatic conversion of Class A Shares	(23,446)	(798,031)	(10,036)	(328,456)
Class C	(132,577)	(4,597,108)	(123,684)	(4,173,300)
Class R3	(134,971)	(5,146,614)	(117,251)	(4,200,986)
Class R6	(220,804)	(9,162,431)	(74,264)	(3,085,237)
Class I	(2,549,398)	(106,278,357)	(3,587,032)	(138,988,508)
Class I – exchange to Class R6 Shares	—	—	(591,770)	(22,173,634)
	(4,602,704)	(187,564,224)	(5,514,070)	(210,714,464)
Net increase (decrease)	(580,707)	$(27,423,616)	(2,344,196)	$(91,510,834)

Nuveen Investments	59

Notes to Financial Statements (continued)

	Year Ended 10/31/14		Year Ended 10/31/13
Mid Cap Growth Opportunities	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,725,590	$79,814,790	967,888	$43,279,883
Class A – automatic conversion of Class B Shares	27,325	1,292,511	6,681	293,814
Class B – exchanges	416	15,180	56	2,000
Class C	117,355	4,727,677	93,837	3,753,518
Class R3	845,680	36,738,635	237,619	10,411,156
Class R6	231,584	11,883,490	280,298	15,265,317
Class R6 – exchange of Class I Shares	—	—	214,584	10,001,758
Class I	2,665,769	137,193,738	1,771,048	85,820,243
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,436,404	62,339,930	560,975	22,119,255
Class B	9,968	347,701	6,290	209,390
Class C	103,317	3,860,963	35,529	1,249,541
Class R3	208,302	8,725,765	76,412	2,933,461
Class R6	81,352	3,939,057	—	—
Class I	2,040,943	98,720,400	858,554	36,969,351
	9,494,005	449,599,837	5,109,771	232,308,687
Shares redeemed:
Class A	(2,340,479)	(108,208,270)	(1,821,251)	(81,706,324)
Class B	(20,766)	(788,633)	(24,951)	(932,323)
Class B – automatic conversion of Class A Shares	(34,079)	(1,292,511)	(7,906)	(293,814)
Class C	(114,363)	(4,562,182)	(107,877)	(4,259,516)
Class R3	(603,977)	(26,215,601)	(304,025)	(13,132,273)
Class R6	(471,756)	(24,494,079)	(32,595)	(1,652,857)
Class I	(3,296,639)	(170,232,575)	(4,719,486)	(232,150,945)
Class I – exchange to Class R6 Shares	—	—	(214,584)	(10,001,758)
	(6,882,059)	(335,793,851)	(7,232,675)	(344,129,810)
Net increase (decrease)	2,611,946	$113,805,986	(2,122,904)	$(111,821,123)

	Year Ended 10/31/14		Year Ended 10/31/13
Small Cap Growth Opportunities	Shares	Amount	Shares	Amount
Shares sold:
Class A	123,036	$3,003,828	125,377	$2,921,044
Class A – automatic conversion of Class B Shares	—	—	21,591	578,617
Class C	17,256	366,709	31,386	664,912
Class R3	52,706	1,203,519	31,619	702,677
Class I	1,084,551	28,651,810	378,613	10,015,868
Shares issued to shareholders due to reinvestment of distributions:
Class A	310,819	7,052,473	139,900	2,770,011
Class B	—	—	3,379	56,611
Class C	23,622	461,582	7,502	132,547
Class R3	16,212	356,349	9,277	179,503
Class I	139,061	3,515,454	66,763	1,442,757
	1,767,263	44,611,724	815,407	19,464,547
Shares redeemed:
Class A	(346,545)	(8,297,779)	(438,406)	(10,180,374)
Class B	—	—	(15,365)	(305,023)
Class B – automatic conversion of Class A Shares	—	—	(25,623)	(578,617)
Class C	(30,854)	(633,117)	(22,982)	(464,777)
Class R3	(54,292)	(1,226,457)	(82,576)	(1,806,471)
Class I	(538,887)	(14,461,931)	(912,572)	(23,218,971)
	(970,578)	(24,619,284)	(1,497,524)	(36,554,233)
Net increase (decrease)	796,685	$19,992,440	(682,117)	$(17,089,686)

60	Nuveen Investments

5. Investment Transactions

Long-term purchases and sales (excluding investments purchased with collateral from securities lending) during the fiscal year ended October 31, 2014, were as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Purchases	$394,963,578	$1,358,437,456	$119,108,559
Sales	516,949,709	1,437,255,976	112,483,371

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of October 31, 2014, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Cost of investments	$504,060,759	$1,376,475,423	$119,949,960
Gross unrealized:
Appreciation	$175,939,944	$239,746,933	$17,737,632
Depreciation	(4,812,188)	(19,773,097)	(2,288,834)
Net unrealized appreciation (depreciation) of investments	$171,127,756	$219,973,836	$15,448,798

Permanent differences, primarily due to net operating losses, tax equalization and REIT adjustments, resulted in reclassifications among the Funds’ components of net assets as of October 31, 2014, the Funds’ tax year end, as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Capital paid-in	$(11)	$20,347,560	$8,943
Undistributed (Over-distribution of) net investment income	1,442,919	8,666,039	910,944
Accumulated net realized gain (loss)	(1,442,908)	(29,013,599)	(919,887)

The tax components of undistributed net ordinary income and net long-term capital gains as of October 31, 2014, the Funds’ tax year end, were as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Undistributed net ordinary income[1]	$4,222,148	$39,080,850	$3,542,644
Undistributed net long-term capital gains	85,511,918	166,109,301	8,234,163
[1]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended October 31, 2014 and October 31, 2013, was designated for purposes of the dividends paid deduction as follows:

2014	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Distributions from net ordinary income[1]	$10,044,140	$15,404,436	$7,438,985
Distributions from net long-term capital gains	83,765,677	191,720,023	8,364,919
[1]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

Nuveen Investments	61

Notes to Financial Statements (continued)

2013	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Distributions from net ordinary income[1]	$—	$—	$1,929,944
Distributions from net long-term capital gains	6,577,594	77,350,795	4,999,973
[1]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

As of October 31, 2014, the Funds’ tax year end, the Funds did not have any unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Large Cap Growth Opportunities Fund-Level Fee Rate	Mid Cap Growth Opportunities Fund-Level Fee Rate	Small Cap Growth Opportunities Fund-Level Fee Rate
For the first $125 million	0.6500%	0.7000%	0.8000%
For the next $125 million	0.6375	0.6875	0.7875
For the next $250 million	0.6250	0.6750	0.7750
For the next $500 million	0.6125	0.6625	0.7625
For the next $1 billion	0.6000	0.6500	0.7500
For net assets over $2 billion	0.5750	0.6250	0.7250

The annual complex-level fee for each Fund, payable monthly, is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex level fee schedule for each Fund is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of October 31, 2014, the complex-level fee rate for each Fund was as follows:

Fund	Complex-Level Fee Rate
Large Cap Growth Opportunities	0.1960%
Mid Cap Growth Opportunities	0.1916
Small Cap Growth Opportunities	0.2000

62	Nuveen Investments

The Adviser has contractually agreed to waive fees and/or reimburse expenses of Small Cap Growth Opportunities so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding any acquired fund fees and expenses, do not exceed the percentages of the average daily net assets of any class of Fund shares in the amounts and for the time period stated in the following table:

Fund	Class A Shares	Class C Shares	Class R3 Shares	Class I Shares	Expiration Date
Small Cap Growth Opportunities	1.47%	2.22%	1.72%	1.22%	February 28, 2015

The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the fiscal year ended October 31, 2014, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Sales charges collected (Unaudited)	$46,477	$82,723	$17,318
Paid to financial intermediaries (Unaudited)	40,759	73,050	15,232

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended October 31, 2014, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Commission advances (Unaudited)	$18,987	$36,566	$2,458

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class B Shares and Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended October 31, 2014, the Distributor retained such 12b-1 fees as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
12b-1 fees retained (Unaudited)	$26,386	$32,168	$3,573

The remaining 12b-1 fees charged were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended October 31, 2014, as follows:

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
CDSC retained (Unaudited)	$6,906	$2,852	$331

Nuveen Investments	63

Additional

Fund Information (Unaudited)

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606 Custodian U.S. Bank National Association Milwaukee, WI 53202	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Distribution Information: The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
% of QDI	37%	46%	2%
% of DRD	37%	46%	2%

Long-Term Capital Gain Distributions: The Funds hereby designate as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount shown in the accompanying table or, if greater, the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2014:

Fund	Large Cap Growth Opportunities	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Long-term capital gain dividends	$83,765,677	$211,854,216	$8,364,919

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

64	Nuveen Investments

Glossary of Terms

Used in this Report (Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested distributions and capital gains, if any) over the time period being considered.

Dow Jones Industrial Average Index: A price-weighted index of the 30 largest, most widely held stocks traded on the New York Stock Exchange. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Large-Cap Growth Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Large-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Lipper Mid-Cap Growth Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mid-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Lipper Small-Cap Growth Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Market Capitalization: The market capitalization of a company is equal to the number of the company’s common shares outstanding multiplied by the current price of the company’s stock.

MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI Emerging Markets Index: An unmanaged index considered representative of stocks of developing countries. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

NASDAQ Composite Index: A stock market index of the common stocks and similar securities listed on the NASDAQ stock market. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Russell 1000® Growth Index: An index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Nuveen Investments	65

Glossary of Terms Used in this Report (Unaudited) (continued)

Russell 2000® Growth Index: An index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Russell Midcap® Growth Index: An index that measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

66	Nuveen Investments

Trustees

and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of directors of the Funds is currently set at twelve. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustee:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Chairman of Miller-Valentine Partners Med, a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; owner in several other Miller-Valentine entities; Board Member of Med-America Health System, Tech Town, Inc., a not-for-profit community development company, and WDPR Public Radio Station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	200
Robert P. Bremner 1940 333 W. Wacker Drive Chicago, IL 60606	Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	200
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Chairman, United Fire Group, a publicly held company; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	200
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	200

Nuveen Investments	67

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.	200
John K. Nelson 1962 333 West Wacker Drive Chicago, IL 60606	Trustee	2013	Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	200
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since June 2013) and U.S. Endowment for Forestry and Communities (since November 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	200
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009) Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	200
Virginia L. Stringer 1944 333 W. Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	200

68	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	200

Interested Trustee:
William Adams IV(2) 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Senior Executive Vice President, Global Structured Products (since 2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago; formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010).	200
Thomas S. Schreier, Jr.(2) 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman’s Council of the Investment Company Institute; formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	200

Nuveen Investments	69

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	201
Margo L. Cook 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	201
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	201
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014), and Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Senior Vice President (2010-2011), Formerly Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Certified Public Accountant.	201
Scott S. Grace 1970 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	201
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	201

70	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investment Holdings, Inc.	201
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	201
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	201
Joel T. Slager 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since May, 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	201
Jeffery M. Wilson 1956 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	107

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Nuveen Investments	71

Annual Investment Management Agreement

Approval Process (Unaudited)

I.

The Approval Process

The Board of Directors of each Fund (each, a “Board” and each Director, a “Board Member”), including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and the sub-adviser to the respective Fund and determining whether to approve or continue such Fund’s advisory agreement (each, an “Original Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and sub-advisory agreement (each, an “Original Sub-Advisory Agreement” and, together with the Original Investment Management Agreement, the “Original Advisory Agreements”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”). Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), each Board is required to consider the continuation of the respective Original Advisory Agreements on an annual basis. In addition, prior to its annual review, the Board Members were advised of the potential acquisition of Nuveen Investments, Inc. (“Nuveen”) by TIAA-CREF (the “Transaction”). For purposes of this section, references to “Nuveen” herein include all affiliates of Nuveen Investments, Inc. providing advisory, sub-advisory, distribution or other services to the Funds and references to the “Board” refer to the Board of each Fund. In accordance with the 1940 Act and the terms of the Original Advisory Agreements, the completion of the Transaction would terminate each of the Original Investment Management Agreements and the Original Sub-Advisory Agreements. Accordingly, at an in-person meeting held on April 30, 2014 (the “April Meeting”), the Board, including all of the Independent Board Members, performed its annual review of the Original Advisory Agreements and approved the continuation of the Original Advisory Agreements for the Funds. Furthermore, in anticipation of the termination of the Original Advisory Agreements that would occur upon the consummation of the Transaction, the Board also approved for each Fund a new advisory agreement (each, a “New Investment Management Agreement”) between the Fund and the Adviser and a new sub-advisory agreement (each, a “New Sub-Advisory Agreement” and, together with the New Investment Management Agreement, the “New Advisory Agreements”) between the Adviser and the Sub-Adviser, each on behalf of the respective Fund to be effective following the completion of the Transaction and the receipt of the requisite shareholder approval.

Leading up to the April Meeting, the Independent Board Members had several meetings and deliberations, with and without management from Nuveen present and with the advice of legal counsel, regarding the Original Advisory Agreements, the Transaction and its impact and the New Advisory Agreements. At its meeting held on February 25-27, 2014 (the “February Meeting”), the Board Members met with a senior executive representative of TIAA-CREF to discuss the proposed Transaction. At the February Meeting, the Independent Board Members also established an ad hoc committee comprised solely of the Independent Board Members to monitor and evaluate the Transaction and to keep the Independent Board Members updated with developments regarding the Transaction. On March 20, 2014, the ad hoc committee met telephonically to discuss with management of Nuveen, and separately with independent legal counsel, the terms of the proposed Transaction and its impact on, among other things: the governance structure of Nuveen; the strategic plans for Nuveen; the operations of the Nuveen funds (which include the Funds); the quality or level of services provided to the Nuveen funds; key personnel that service the Nuveen funds and/or the Board and the compensation or incentive arrangements to retain such personnel; Nuveen’s capital structure; the regulatory requirements applicable to Nuveen or fund operations; and the Nuveen funds’ fees and expenses, including the funds’ complex-wide fee arrangement. Following the meeting of the ad hoc committee, the Board met in person (two Independent Board Members participating telephonically) in an executive session on March 26, 2014 to further discuss the proposed Transaction. At the executive session, the Board met privately with independent legal counsel to review its duties with respect to reviewing advisory agreements, particularly in the context of a change of control, and to evaluate further the Transaction and its impact on the Nuveen funds, the Adviser and the Sub-Adviser (collectively, the “Fund Advisers” and each, a “Fund Adviser”) and the services provided. Representatives of Nuveen also met with the Board to update the Board Members on developments regarding the Transaction, to respond to questions and to discuss, among other things: the governance of the Fund Advisers following the Transaction; the background, culture (including with respect to regulatory and compliance matters) and resources of TIAA-CREF; the general plans and intentions of TIAA-CREF for Nuveen; the terms and conditions of the Transaction (including financing terms); any benefits or detriments the Transaction may impose on the Nuveen funds, TIAA-CREF or the Fund Advisers; the reaction from the Fund Advisers’ employees knowledgeable of the Transaction; the incentive and retention plans for key personnel of the Fund Advisers; the potential access to additional distribution platforms and economies of scale; and the impact of any additional regulatory schemes that may be applicable to the Nuveen funds given the banking and insurance businesses operated in the TIAA-CREF enterprise. As part of its review, the Board also held a separate meeting on April 15-16, 2014 to review the Nuveen funds’ investment performance and consider an analysis provided by the Adviser of each sub-adviser of the Nuveen funds (including the Sub-Adviser) and the Transaction and its implications to the Nuveen funds. During their review of the materials and discussions, the Independent Board Members presented the Adviser with questions and the Adviser responded. Further, the Independent Board Members met in an executive session with independent legal counsel on April 29, 2014 and April 30, 2014.

72	Nuveen Investments

In connection with their review of the Original Advisory Agreements and the New Advisory Agreements, the Independent Board Members received extensive information regarding the Funds and the Fund Advisers including, among other things: the nature, extent and quality of services provided by each Fund Adviser; the organization and operations of any Fund Adviser; the expertise and background of relevant personnel of each Fund Adviser; a review of each Fund’s performance (including performance comparisons against the performance of peer groups and appropriate benchmarks); a comparison of Fund fees and expenses relative to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of fund initiatives and shareholder communications; and an analysis of the Adviser’s profitability with comparisons to peers in the managed fund business. In light of the proposed Transaction, the Independent Board Members, through their independent legal counsel, also requested in writing and received additional information regarding the proposed Transaction and its impact on the provision of services by the Fund Advisers.

The Independent Board Members received, well in advance of the April Meeting, materials which responded to the request for information regarding the Transaction and its impact on Nuveen and the Nuveen funds including, among other things: the structure and terms of the Transaction; the impact of the Transaction on Nuveen, its operations and the nature, quality and level of services provided to the Nuveen funds, including, in particular, any changes to those services that the Nuveen funds may experience following the Transaction; the strategic plan for Nuveen, including any financing arrangements following the Transaction and any cost-cutting efforts that may impact services; the organizational structure of TIAA-CREF, including the governance structure of Nuveen following the Transaction; any anticipated effect on each Nuveen fund’s expense ratios (including changes to advisory and sub-advisory fees) and economies of scale that may be expected; any benefits or conflicts of interest that TIAA-CREF, Nuveen or their affiliates can expect from the Transaction; any benefits or undue burdens or other negative implications that may be imposed on the Nuveen funds as a result of the Transaction; the impact on Nuveen or the Nuveen funds as a result of being subject to additional regulatory schemes that TIAA-CREF must comply with in operating its various businesses; and the costs associated with obtaining necessary shareholder approvals and the bearer of such costs. The Independent Board Members also received a memorandum describing the applicable laws, regulations and duties in approving advisory contracts, including in conjunction with a change of control, from their independent legal counsel.

The materials and information prepared in connection with the review of the Original Advisory Agreements and New Advisory Agreements supplemented the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviewed the performance and various services provided by the Adviser and Sub-Adviser. The Board met at least quarterly as well as at other times as the need arose. At its quarterly meetings, the Board reviewed reports by the Adviser regarding, among other things, fund performance, fund expenses, premium and discount levels of closed-end funds, the performance of the investment teams and compliance, regulatory and risk management matters. In addition to regular reports, the Adviser provided special reports to the Board or a committee thereof from time to time to enhance the Board’s understanding of various topics that impact some or all the Nuveen funds (such as distribution channels, oversight of omnibus accounts and leverage management topics), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Adviser. The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.

In addition, the Board has created several standing committees (the Executive Committee; the Dividend Committee; the Audit Committee; the Compliance, Risk Management and Regulatory Oversight Committee; the Nominating and Governance Committee; the Open-End Funds Committee; and the Closed-End Funds Committee). The Open-End Funds Committee and Closed-End Funds Committee are intended to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These two Committees have met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

Further, the Board continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds and meet key investment and business personnel at least once over a multiple year rotation. In this regard, the Independent Board Members made site visits to certain equity and fixed income teams of the Sub-Adviser in September 2013 and met with the Sub-Adviser’s municipal team at the August and November 2013 quarterly meetings.

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Original Advisory Agreements and its review of the New Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the funds are the result of many years of review and discussion between the Independent Board Members and Nuveen fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and the Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the

Nuveen Investments	73

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Fund Advisers from the relationship with the Fund and (f) other factors. With respect to the New Advisory Agreements, the Board also considered the Transaction and its impact on the foregoing factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Original Advisory Agreements and New Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

1. The Original Advisory Agreements

In considering renewal of each Original Advisory Agreement, the Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including portfolio management services (and the resulting Fund performance) and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the capability and integrity of the Adviser and its staff and the Adviser’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things: each Fund Adviser’s organization and business; the types of services that each Fund Adviser or its affiliates provide to each Fund; the performance record of each Fund (as described in further detail below); and any initiatives Nuveen had taken for the open-end fund product line.

In considering the services provided by the Fund Advisers, the Board recognized that the Adviser provides a myriad of investment management, administrative, compliance, oversight and other services for the Funds, and the Sub-Adviser generally provides the portfolio advisory services to the Funds under the oversight of the Adviser. The Board considered the wide range of services provided by the Adviser to the Nuveen funds beginning with developing the fund and monitoring and analyzing its performance to providing or overseeing the services necessary to support a fund’s daily operations. The Board recognized the Adviser, among other things, provides: (a) product management (such as analyzing ways to better position a fund in the marketplace, maintaining relationships to gain access to distribution platforms and setting dividends); (b) fund administration (such as preparing a fund’s tax returns, regulatory filings and shareholder communications; managing fund budgets and expenses; overseeing a fund’s various service providers; and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund’s investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; and participating in fund development, leverage management and the development of investment policies and parameters).

In its review, the Board also considered the new services, initiatives or other changes adopted since the last advisory contract review that were designed to enhance the services and support the Adviser provides to the Nuveen funds. The Board recognized that some initiatives are a multi-year process. In reviewing the activities of 2013, the Board recognized that the year reflected the Adviser’s continued focus on fund rationalization for both closed-end and open-end funds, consolidating certain funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain funds. As in the past, the Board recognized the Adviser’s significant investment in its technology initiatives, including the continued progress toward a central repository for fund and other Nuveen product data and implementing a data system to support the risk oversight group enabling it to provide more detailed risk analysis for the Nuveen funds. The Board noted the new data system has permitted more in-depth analysis of the investment risks of the Funds and across the complex providing additional feedback and insights to the investment teams and more comprehensive risk reporting to the Board. The Adviser also conducted several workshops for the Board regarding the new data system, including explaining the risk measures being applied and their purpose. The Board also recognized the enhancements in the valuation group within the Adviser, including centralizing the fund pricing process within the valuation group, trending to more automated and expedient reviews and continuing to expand its valuation team. The Board further considered the expansion of personnel in the compliance department enhancing the collective expertise of the group, investments in additional compliance systems and the updates of various compliance policies.

In addition to the foregoing actions, the Board also considered other initiatives related to the open-end funds, including, among other things: the continued focus on enhancing the product line through the development of new funds, including the development of alternative strategies reflecting trends in the industry; the enhanced support provided to the Board by providing comprehensive in-depth presentations to the Open-End Funds Committee; and the development of a new class of shares for certain funds.

As noted, the Adviser also oversees the Sub-Adviser who provides the portfolio advisory services to the Funds. In reviewing the portfolio advisory services provided to each Fund, the Nuveen Investment Services Oversight Team of the Adviser analyzes the performance of the Sub-Adviser and

74	Nuveen Investments

may recommend changes to the investment team or investment strategies as appropriate. In assisting the Board’s review of the Sub-Adviser, the Adviser provides a report analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, organization and history, assets under management, the investment team’s philosophy and strategies in managing each Fund, developments affecting the Sub-Adviser or the Funds and their performance. In their review of the Sub-Adviser, the Independent Board Members considered, among other things, the experience and qualifications of the relevant investment personnel, their investment philosophy and strategies, the Sub-Adviser’s organization and stability, its capabilities and any initiatives taken or planned to enhance its current capabilities or support potential growth of business and, as outlined in further detail below, the performance of the Funds. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance while not providing an inappropriate incentive to take undue risks.

Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Nuveen funds’ compliance policies and procedures; the resources dedicated to compliance; the record of compliance with the policies and procedures; and Nuveen’s supervision of the Funds’ service providers. The Board recognized Nuveen’s commitment to compliance and strong commitment to a culture of compliance. Given the Adviser’s emphasis on monitoring investment risk, the Board has also appointed two Independent Board Members as point persons to review and keep the Board apprised of developments in this area and work with applicable Fund Adviser personnel.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to each Fund under the respective Original Advisory Agreement were satisfactory.

2. The New Advisory Agreements

In evaluating the nature, quality and extent of the services expected to be provided by the Fund Advisers under the New Investment Management Agreements and the New Sub-Advisory Agreements, the Board Members concluded that no diminution in the nature, quality and extent of services provided to each Fund and its shareholders by the respective Fund Advisers is expected as a result of the Transaction. In making their determination, the Independent Board Members considered, among other things: the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of each Fund Adviser; the ability of each Fund Adviser to perform its duties after the Transaction, including any changes to the level or quality of services provided to the Funds; the potential implications of any additional regulatory requirements imposed on the Fund Advisers or the Nuveen funds following the Transaction; and any anticipated changes to the investment and other practices of the Nuveen funds.

The Board noted that the terms of each New Investment Management Agreement, including the fees payable thereunder, are substantially identical to those of the Original Investment Management Agreement relating to the same Fund. Similarly, the terms of each New Sub-Advisory Agreement, including fees payable thereunder, are substantially identical to those of the Original Sub-Advisory Agreement relating to the same Fund. The Board considered that the services to be provided and the standard of care under the New Investment Management Agreements and the New Sub-Advisory Agreements are the same as the corresponding original agreements. The Board Members noted the Transaction also does not alter the allocation of responsibilities between the Adviser and the Sub-Adviser. The Sub-Adviser will continue to furnish an investment program, make investment decisions and place all orders for the purchase and sale of securities, all on behalf of each Fund and subject to oversight of the Board and the Adviser. The Board noted that TIAA-CREF did not anticipate any material changes to the advisory, sub-advisory or other services provided to the Nuveen funds as a result of the Transaction. The Independent Board Members recognized that there were not any planned “cost cutting” measures that could be expected to reduce the nature, extent or quality of services. The Independent Board Members further noted that there were currently no plans for material changes to senior personnel at Nuveen or key personnel who provide services to the Nuveen funds and the Board following the Transaction. The key personnel who have responsibility for the Nuveen funds in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Transaction, although such personnel may have additional reporting requirements to TIAA-CREF. The Board also considered the anticipated incentive plans designed to retain such key personnel. Notwithstanding the foregoing, the Board Members recognized that personnel changes may occur in the future as a result of normal business developments or personal career decisions.

The Board Members also considered Nuveen’s proposed governance structure following the Transaction and noted that Nuveen was expected to remain a stand-alone business within the TIAA-CREF enterprise and operate relatively autonomously from the other TIAA-CREF businesses, but would receive the general support and oversight from certain TIAA-CREF functional groups (such as legal, finance, internal audit, compliance, and risk management groups). The Board recognized, however, that Nuveen may be subject to additional reporting requirements as it keeps TIAA-CREF abreast of developments affecting the Nuveen business, may be required to modify certain of its reports, policies and procedures as necessary to conform to the practices followed in the TIAA-CREF enterprise and may need to collaborate with TIAA-CREF with respect to strategic planning for its business.

In considering the implications of the Transaction, the Board Members also recognized the reputation and size of TIAA-CREF and the benefits that the Transaction may bring to the Nuveen funds and Nuveen. In this regard, the Board recognized, among other things, that the increased resources

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and support that may be available to Nuveen from TIAA-CREF and the improved capital structure of Nuveen Investments, Inc. (the parent of the Adviser) that would result from the significant reduction in its debt level may reinforce and enhance Nuveen’s ability to provide quality services to the Nuveen funds and to invest further into its infrastructure.

Further, with the consummation of the Transaction, the Board recognized the enhanced distribution capabilities for the Nuveen funds as the funds may gain access to TIAA-CREF’s distribution network, particularly through TIAA-CREF’s retirement platform and institutional client base. The Board also considered that investors in TIAA-CREF’s retirement platform may choose to roll their investments as they exit their retirement plans into the Nuveen funds. The Independent Board Members recognized the potential cost savings to the benefit of all shareholders of the Nuveen funds from reduced expenses as assets in the Nuveen fund complex rise pursuant to the complex-wide fee arrangement described in further detail below.

Based on their review, the Independent Board Members found that the expected nature, extent and quality of services to be provided to each Fund under its New Advisory Agreements were satisfactory and supported approval of the New Advisory Agreements.

B. The Investment Performance of the Funds and Fund Advisers

1. The Original Advisory Agreements

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of each Fund’s performance and the applicable investment team. In considering each Fund’s performance, the Board recognized that a fund’s performance can be reviewed through various measures including the fund’s absolute return, the fund’s return compared to the performance of other peer funds and the fund’s performance compared to its respective benchmark. Accordingly, the Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) and with recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2013, as well as performance information reflecting the first quarter of 2014. This information supplemented the Nuveen fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

•	The performance data reflects a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance.

•	The investment experience of a particular shareholder in a fund will vary depending on when such shareholder invests in such fund, the class held (if multiple classes offered in the fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

•	Open-end funds offer multiple classes and the performance of the various classes of a fund should be substantially similar on a relative basis because all of the classes are invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

•	The usefulness of comparative performance data as a frame of reference to measure a fund’s performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Adviser classified the Performance Peer Groups of the Nuveen funds from highly relevant to less relevant. For funds classified with less relevant Performance Peer Groups, the Board considered a fund’s performance compared to its benchmark to help assess the fund’s comparative performance. A fund was generally considered to have performed comparably to its benchmark if the fund’s performance was within certain thresholds compared to the performance of its benchmark and was considered to have outperformed or underperformed its benchmark if the fund’s performance was beyond these thresholds for the one- and three-year periods, subject to certain exceptions.[i] While the Board is cognizant of the relative performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the fund with its peers and/or benchmarks result in differences in performance results.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund’s fee structure.

In considering the performance data, the Independent Board Members noted that the Nuveen Mid Cap Growth Opportunities Fund (“Mid Cap Growth Opportunities Fund”) had demonstrated generally favorable performance in comparison to its peers, performing in the first or second

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quartile over various periods, and that the Nuveen Large Cap Growth Opportunities Fund (“Large Cap Growth Opportunities Fund”) had demonstrated satisfactory performance compared to its peers, performing in the second or third quartile over various periods. In addition, the Board noted that the Nuveen Small Cap Growth Opportunities Fund (“Small Cap Growth Opportunities Fund”) had also demonstrated satisfactory performance. In this regard, although the Fund performed in the fourth quartile in the three-year period, it was in the third quartile in the one-year period and the second quartile in the five-year period.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

2. The New Advisory Agreements

With respect to the performance of each Fund, the Board considered that the portfolio investment personnel responsible for the management of the respective Fund portfolios were expected to continue to manage such portfolios following the completion of the Transaction and the investment strategies of the Funds were not expected to change as a result of the Transaction. Accordingly, the findings regarding performance outlined above for the Original Advisory Agreements are applicable to the review of the New Advisory Agreements.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund, reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; and the timing of information used may impact the comparative data thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their peer average based on the net total expense ratio. The Independent Board Members observed that the Funds had net management fees that were slightly higher or higher than the respective peer averages, but net expense ratios (including fee waivers and expense reimbursements) that were below or in line with the respective peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board recognized that all Nuveen funds have a sub-adviser, either affiliated or non-affiliated, and therefore the overall fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the sub-adviser. In general terms, the fee to the Adviser reflects the administrative and other services it provides to support the Nuveen fund (as described above) and, while some administrative services may occur at the sub-adviser level, the fee to the sub-adviser generally reflects the portfolio management services provided by the sub-adviser. The Independent Board Members considered the fees a Fund Adviser assesses to the Funds compared to that of other clients. With respect to non-municipal funds, such other clients of a Fund Adviser may include: separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen, collective trust funds and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams.

The Independent Board Members reviewed the nature of services provided by the Adviser, including through its affiliated sub-advisers and the average fee the affiliated sub-advisers assessed such clients as well as the range of fees assessed to the different types of separately managed accounts (such as retail, institutional or wrap accounts) to the extent applicable to the respective sub-adviser. In their review, the Independent Board Members considered the differences in the product types, including, but not limited to: the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Nuveen funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. The Independent Board Members noted that, as a general matter, higher fee levels reflect higher levels of service,

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increased investment management complexity, greater product management requirements and higher levels of risk or a combination of the foregoing. The Independent Board Members further noted, in particular, that the range of services provided to the Funds (as discussed above) is generally much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the Adviser are not required for institutional clients. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data, an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2013 and Nuveen’s consolidated financial statements for 2013. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses and profit margin compared to that of various unaffiliated management firms.

In reviewing profitability, the Independent Board Members noted the Adviser’s continued investment in its business with expenditures to, among other things, upgrade its investment technology and compliance systems and provide for additional personnel and other resources. The Independent Board Members recognized the Adviser’s continued commitment to its business should enhance the Adviser’s capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. In addition, in evaluating profitability, the Independent Board Members also noted the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available, and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, an adviser’s particular business mix, capital costs, size, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members noted the Adviser’s adjusted operating margin appears to be reasonable in relation to other investment advisers and sufficient to operate as a viable investment management firm meeting its obligations to the Nuveen funds. Based on their review, the Independent Board Members concluded that the Adviser’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Adviser, the Independent Board Members reviewed such sub-advisers’ revenues, expenses and profitability margins (pre- and post-tax) for their advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Adviser’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive or are expected to receive that are directly attributable to the management of a Nuveen fund. See Section E below for additional information on indirect benefits the Fund Advisers may receive as a result of its relationship with a Nuveen fund. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the Funds were reasonable.

4. The New Advisory Agreements

As noted above, the terms of the New Advisory Agreements are substantially identical to their corresponding Original Advisory Agreements. The fee schedule, including the breakpoint schedule and complex-wide fee schedule, in each New Advisory Agreement is identical to that under the corresponding Original Advisory Agreement. The Board Members also noted that Nuveen has committed for a period of two years from the date of closing the Transaction (i) not to increase contractual management fee rates for any Nuveen fund and (ii) not to raise expense cap levels for any Nuveen fund from levels currently in effect or scheduled to go into effect prior to the Transaction. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course. Based on the information provided, the Board Members did not believe that the overall expenses would increase as a result of the Transaction. In addition, the Board Members recognized that the Nuveen funds may gain access to the retirement platform and institutional client base of TIAA-CREF, and the investors in the retirement platforms may roll their investments into one or more Nuveen funds as they exit their retirement plans. The enhanced distribution access may result in additional sales of the Nuveen funds resulting in an increase in total assets under management in the complex and a corresponding decrease in overall management fees if additional breakpoints at the fund-level or complex-wide level are met. Based on its review, the Board determined that the management fees and expenses under each New Advisory Agreement were reasonable.

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Further, other than from a potential reduction in the debt level of Nuveen Investments, Inc., the Board recognized that it is difficult to predict with any degree of certainty the impact of the Transaction on Nuveen’s profitability. Given the fee schedule was not expected to change under the New Advisory Agreements, however, the Independent Board Members concluded that each Fund Adviser’s level of profitability for its advisory activities under the respective New Advisory Agreements would continue to be reasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

1. The Original Advisory Agreements

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Nuveen funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement (as applicable) were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

2. The New Advisory Agreements

As noted, the Independent Board Members recognized that the fund-level and complex-wide schedules will not change under the New Advisory Agreements. Assets in the funds advised by TIAA-CREF or its current affiliates will not be included in the complex-wide fee calculation. Nevertheless, the Nuveen funds may have access to TIAA-CREF’s retirement platform and institutional client base. The access to this distribution network may enhance the distribution of the Nuveen funds which, in turn, may lead to reductions in management and sub-advisory fees if the Nuveen funds reach additional fund-level and complex-wide breakpoint levels. Based on their review, including the considerations in the annual review of the Original Advisory Agreements, the Independent Board Members determined that the fund-level breakpoint schedules and complex-wide fee schedule continue to be appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale under the New Advisory Agreements.

E. Indirect Benefits

1. The Original Advisory Agreements

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of the Adviser, which include fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research that may be useful to a Fund Adviser in managing the assets of the fund and other clients. Each Fund’s portfolio transactions are allocated by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the applicable Fund’s portfolio transactions. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the Funds and their shareholders to the extent the research enhances the ability of the Sub-Adviser to manage the Funds. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

2. The New Advisory Agreements

The Independent Board Members noted that, as the applicable policies and operations of the Fund Advisers with respect to the Nuveen funds were not anticipated to change significantly after the Transaction, such indirect benefits should remain after the Transaction. The Independent Board Members further noted the benefits the Transaction would provide to TIAA-CREF and Nuveen, including a larger-scale fund complex, certain

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shared services (noted above) and a broader range of investment capabilities, distribution capabilities and product line. Further, the Independent Board Members noted that Nuveen Investments, Inc. (the parent of the Adviser) would benefit from an improved capital structure through a reduction in its debt level.

F. Other Considerations for the New Advisory Agreements

In addition to the factors above, the Board Members also considered the following with respect to the Nuveen funds:

•	Nuveen would rely on the provisions of Section 15(f) of the 1940 Act. In this regard, to help ensure that an unfair burden is not imposed on the Nuveen funds, Nuveen has committed for a period of two years from the date of the closing of the Transaction (i) not to increase contractual management fee rates for any fund and (ii) not to raise expense cap levels for any fund from levels currently in effect or scheduled to go into effect prior to the Transaction. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

•	The Nuveen funds would not incur any costs in seeking the necessary shareholder approvals for the New Investment Management Agreements or the New Sub-Advisory Agreements (except for any costs attributed to seeking shareholder approvals of fund specific matters unrelated to the Transaction, such as election of Board Members or changes to investment policies, in which case a portion of such costs will be borne by the applicable funds).

•	The reputation, financial strength and resources of TIAA-CREF.

•	The long-term investment philosophy of TIAA-CREF and anticipated plans to grow Nuveen’s business to the benefit of the Nuveen funds.

•	The benefits to the Nuveen funds as a result of the Transaction including: (i) increased resources and support available to Nuveen as well as an improved capital structure that may reinforce and enhance the quality and level of services it provides to the funds; (ii) potential additional distribution capabilities for the funds to access new markets and customer segments through TIAA-CREF’s distribution network, including, in particular, its retirement platforms and institutional client base; and (iii) access to TIAA-CREF’s expertise and investment capabilities in additional asset classes.

G. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Original Advisory Agreement and New Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Original Advisory Agreements be renewed and the New Advisory Agreements be approved.

II.

Approval of Interim Advisory Agreements

At the April Meeting, the Board Members, including the Independent Board Members, unanimously approved for each Fund an interim advisory agreement (the “Interim Investment Management Agreement”) between the respective Fund and the Adviser and an interim sub-advisory agreement (the “Interim Sub-Advisory Agreement”) between the Adviser and the Sub-Adviser. If necessary to assure continuity of advisory services, each respective Interim Investment Management Agreement and Interim Sub-Advisory Agreement will take effect upon the closing of the Transaction if shareholders have not yet approved the corresponding New Investment Management Agreement or New Sub-Advisory Agreement. The terms of each Interim Investment Management Agreement and Interim Sub-Advisory Agreement are substantially identical to those of the corresponding Original Investment Management Agreement and New Investment Management Agreement and the corresponding Original Sub-Advisory Agreement and New Sub-Advisory Agreement, respectively, except for certain term and fee escrow provisions. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Funds under the respective Interim Investment Management Agreements and Interim Sub-Advisory Agreements are at least equivalent to the scope and quality of services provided under the applicable Original Investment Management Agreements and Original Sub-Advisory Agreements.

III.

Recent Developments

The Transaction closed on October 1, 2014. As of such date, new investment management agreements and new sub-advisory agreements took effect for those Nuveen funds that had obtained shareholder approval. For Nuveen funds that had not obtained shareholder approval as of such date, interim investment management agreements and interim sub-advisory agreements were put in place.

i	The Board recognized that the Adviser considered a fund to have outperformed or underperformed its benchmark if the fund’s performance was higher or lower than the performance of the benchmark by the following thresholds: for open-end funds (+/- 100 basis points for equity funds excluding index funds; +/- 30 basis points for tax exempt fixed income funds; +/- 40 basis points for taxable fixed income funds) and for closed-end funds (assuming 30% leverage) (+/- 130 basis points for equity funds excluding index funds; +/- 39 basis points for tax exempt funds and +/- 52 basis points for taxable fixed income funds).

80	Nuveen Investments

Notes

Nuveen Investments	81

Notes

82	Nuveen Investments

Notes

Nuveen Investments	83

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $229 billion as of September 30, 2014.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MAN-FCGO-1014D        4921-INV-Y12/15

Mutual Funds

Nuveen Equity Funds

Annual Report October 31, 2014

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class I

Nuveen Large Cap Select Fund	FLRAX	FLYCX	—	FLRYX
Nuveen Small Cap Select Fund	EMGRX	FHMCX	ASEIX	ARSTX

NUVEEN INVESTMENTS ACQUIRED BY TIAA-CREF

On October 1, 2014, TIAA-CREF completed its previously announced acquisition of Nuveen Investments, Inc., the parent company of your fund’s investment adviser, Nuveen Fund Advisors, LLC (“NFAL”) and the Nuveen affiliates that act as sub-advisers to the majority of the Nuveen Funds. TIAA-CREF is a national financial services organization with approximately $840 billion in assets under management as of October 1, 2014 and is a leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen expects to operate as a separate subsidiary within TIAA-CREF’s asset management business. Nuveen’s existing leadership and key investment teams have remained in place following the transaction.

NFAL and your fund’s sub-adviser(s) continue to manage your fund according to the same objectives and policies as before, and there have been no changes to your fund’s operations.

Must be preceded by or accompanied by a prospectus. NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

Over the past year, global financial markets were generally strong as stocks of many countries rose due to strengthening economies and abundant central bank support. A low and stable interest rate environment allowed the bond market to generate modest but positive returns.

More recently, markets have been less certain as economic growth is strengthening in some parts of the world, but in other areas recovery has been slow or uneven at best. Despite increasing market volatility, geopolitical turmoil and concerns over rising rates, better-than-expected earnings results and economic data have supported U.S. stocks. Europe continues to face challenges as disappointing growth and inflation measures led the European Central Bank to further cut interest rates. Japan is suffering from the burden of the recent consumption tax as the government’s structural reforms continue to steadily progress. Flare-ups in hotspots, such as the ongoing Russia-Ukraine conflict and Middle East, have not yet been able to derail the markets, though that remains a possibility. With all the challenges facing the markets, accommodative monetary policy around the world has helped lessen the impact of these events.

It is in such changeable markets that professional investment management is most important. Investment teams who have experienced challenging markets in the past understand how their asset class can behave in rapidly changing times. Remaining committed to their investment disciplines during these times is a critical component to achieving long-term success. In fact, many strong investment track records are established during challenging periods because experienced investment teams understand that volatile markets place a premium on companies and investment ideas that can weather the short-term volatility. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

December 22, 2014

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen Large Cap Select Fund

Nuveen Small Cap Select Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc.

David Chalupnik, CFA, and Tony Burger, CFA, are the portfolio managers for the Nuveen Large Cap Select Fund. David assumed portfolio management responsibilities in 2003 and Tony joined the management team for the Fund in 2004.

Mark Traster, CFA, and Gregory Ryan, CFA, are the portfolio managers for the Nuveen Small Cap Select Fund. Mark assumed portfolio manager responsibilities in 2008 and Greg joined the portfolio management team for the Fund in 2013.

On the following pages, the portfolio management teams for the Funds examine economic and market conditions, key investment strategies and the Funds’ performance for the twelve-month reporting period ended October 31, 2014.

What factors affected the U.S. economy and the financial markets during the twelve-month reporting period ended October 31, 2014?

During this reporting period, the U.S. economy continued to expand at a moderate pace. The Federal Reserve (Fed) maintained efforts to bolster growth and promote progress toward its mandates of maximum employment and price stability by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. At its October 2014 meeting, the Fed announced that it would end its bond-buying stimulus program as of November 1, 2014, after tapering its monthly asset purchases of mortgage-backed and longer-term Treasury securities from the original $85 billion per month to $15 billion per month over the course of seven consecutive meetings (December 2013 through September 2014). In making the announcement, the Fed cited substantial improvement in the outlook for the labor market since the inception of the current asset purchase program as well as sufficient underlying strength in the broader economy to support ongoing progress toward maximum employment in a context of price stability. The Fed also reiterated that it would continue to look at a wide range of factors, including labor market conditions, indicators of inflationary pressures and readings on financial developments, in determining future actions, saying that it would likely maintain the current target range for the fed funds rate for a considerable time after the end of the asset purchase program, especially if projected inflation continues to run below the Fed’s 2% longer-run goal. However, if economic data shows faster progress toward the Fed’s employment and inflation objectives than currently anticipated, the Fed indicated that the first increase in the fed funds rate since 2006 could occur sooner than expected.

In the third quarter of 2014, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at a 3.9% annual rate, compared with -2.1% in the first quarter of 2014 and 4.6% in the second quarter. Third-quarter growth was attributed in part to expanded business investment in equipment and a major increase in military spending. The Consumer Price Index (CPI) rose 1.7% year-over-year as of October 2014, while the core CPI (which excludes food and energy) increased 1.8% during the same period, below the Fed’s unofficial longer term inflation objective of 2.0%. As of October 2014, the national unemployment rate was 5.8%, the lowest level since July 2008, down from the 7.2% reported in October 2013, marking the ninth consecutive month in which the economy saw the addition of more than 200,000 new jobs. The housing market continued to post gains, although price growth has shown signs of deceleration in recent months. The average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 4.9% for the twelve months ended September 2014 (most recent data available at the time this report was prepared), putting home prices at fall 2004 levels, although they continued to be down 15%-17% from their mid-2006 peaks.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

As investor sentiment and risk aversion fluctuated throughout the reporting period, U.S. equities across the risk spectrum posted generally positive returns supported by solid corporate earnings, positive economic reports and continued accommodative monetary policy. During the first few months of this reporting period, the financial markets were unsettled in the aftermath of widespread uncertainty about the future of the Fed’s quantitative easing program. Also contributing to investor concern was Congress’s failure to reach agreement on the Fiscal 2014 federal budget, which had triggered sequestration, or automatic spending cuts and a 16-day federal government shutdown in October 2013. As we moved into 2014, investors quickly shook off these issues and the current bull market in the U.S. entered its sixth year. Then, midway through the first calendar quarter, investors grew concerned about the dampening effects of severe winter weather on near-term growth, firmer language from the Fed regarding potential stimulus withdrawal and mounting tensions with Russia over its territorial assertions in Ukraine. The stock market experienced a rather quick and dramatic rotation away from higher growth, higher price/earnings ratio stocks that had performed so well in 2013 and into more defensive, value-oriented stocks. As we moved into the spring and summer months, equity markets again hit new highs as U.S. data improved and policy uncertainty was reduced. Market volatility declined to levels near historical lows prompting some concern from market analysts and policymakers who believed that investors may be growing overly complacent. As conditions improved on the domestic front, however, global growth was called into question as China and the emerging markets slowed, while Europe slipped back into a recession. The U.S. dollar strengthened dramatically, which weighed on the prices of all commodities. Oil prices experienced a dramatic decline from their early-June high of approximately $105/barrel and ended the reporting period at approximately $85/barrel (source: West Texas Intermediate). In October 2014, the final month of the reporting period, market volatility spiked again as concerns intensified over global growth, geopolitical tensions in the Middle East and interest rates. Equities sold off through mid-month, before rebounding again with the S&P 500® Index, the Dow Jones Industrial Average and Nasdaq Composite ending this reporting period at all-time highs.

Despite all of the crosscurrents in the markets, U.S. large-cap stocks posted a 17.27% twelve-month return as measured by the S&P 500® Index. The market saw a wide divergence of results among the various sectors, however, areas such as health care and utilities performed strongly during the reporting period, while the energy segment sold off dramatically. Returns were also sharply divided across the capitalization spectrum as larger, more established companies outperformed riskier, smaller-cap stocks by nearly 10%. Smaller-cap stocks were more negatively impacted by the combination of growing risk aversion and the general sense that eventual Fed tightening would remove liquidity from the market. Despite several sell-offs during the twelve-month reporting period, however, the small-cap segment was still able to produce an 8.06% return as measured by the Russell 2000® Index. On the other hand, non-U.S. equity markets were a sea of red as nearly all developed and emerging markets underperformed U.S. equities. European markets fell in the midst of growing deflationary pressures, faltering economic growth and the rapidly depreciating euro. Developed markets outside of the U.S. posted a twelve-month return of -0.17% as measured by the MSCI EAFE Index. Emerging markets, which had outpaced their developed counterparts since March, tumbled in September in response to dollar strength, weak China data and the possibility of an earlier-than-expected Fed rate hike. The MSCI Emerging Markets Index narrowly outperformed developed markets with a 0.98% twelve-month return.

Nuveen Large Cap Select Fund

How did the Fund perform during the twelve-month reporting period ended October 31, 2014?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Fund for the one-year, five-year and ten-year periods ended October 31, 2014. The Fund’s Class A Shares at net asset value (NAV) underperformed both the S&P 500® Index and the Lipper classification average during the twelve-month reporting period.

What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?

The Fund pursues a long-term capital appreciation by investing primarily in the common stocks of companies that have market capitalizations of $5 billion or greater at the time of purchase. During the reporting period, we continued to employ our deep, rigorous research approach to find and invest in stocks that we believed had strong and/or improving fundamentals, attractive valuations and a catalyst to drive future performance. Our process focuses on constructing a portfolio that we believe offers the best opportunity to achieve superior, risk-adjusted returns over the long term. During the reporting period, the Fund was tilted toward cyclical sectors such as consumer discretionary, industrials and information technology as the U.S. markets reached record highs, but not without

6	Nuveen Investments

volatility. The resilience of the U.S. markets and economy was tested by harsh weather conditions earlier in the year and, more recently, by weakening global growth.

The Fund’s relative underperformance during the reporting period was driven by three sectors: health care, financials and consumer discretionary. The broad market sell-off in March and April was led by high momentum stocks such as those in health care. The Fund’s position in Isis Pharmaceuticals Inc. was no exception to this phenomenon. Even though the company announced promising interim data on a dosing study for muscle atrophy at the time, it was among the most significant detractors of relative performance during the reporting period. Shortly after the sell-off, we sold Isis Pharmaceuticals in favor of other lower beta, momentum driven companies. We added Merck & Co. Inc. and Bristol-Myers Squibb Company to the Fund in March. As the reporting period progressed, we sold Merck in search of more opportunistic names with better near-term catalysts. In the case of Bristol-Myers, we rotated out of that position as well. With a more competitive landscape and uncertainty around the company’s growth prospects, we believed there were more compelling investments elsewhere.

During the second quarter, we positioned the Fund with an overweight to industries in the financial sector that would benefit from higher interest rates including regional banks, money center banks and life insurance companies. However, interest rates declined putting modest pressure on a broad array of financial names in the portfolio, including the Bank of Ireland. The bank reported disappointing results during the reporting period as its loan book contracted more than expected and its net interest margin improvement slowed. As a result, we sold out of the Fund’s position in Bank of Ireland. We also exited our position in Barclays plc as its shares underperformed. Investors were disappointed that Barclays did not introduce a stronger plan to address the company’s poor profitability.

Relative underperformance within the consumer discretionary sector was primarily driven by an overweight to the sector during the reporting period. In the first quarter, the sector was hurt by severe winter weather across much of the nation. We deemed this setback as temporary and maintained the Fund’s overweight. As the year progressed and we saw improvement in U.S. economic growth, the sector once again struggled to gain its footing as many of the reported figures came in below consensus expectations. While the Fund’s overweight to the consumer discretionary sector has fluctuated over the reporting period, we remain overweight as underlying trends in the space have continued to attract our attention including merger and acquisition (M&A) activity, potential turnaround stories and other idiosyncratic catalysts.

Within the consumer discretionary sector, we held names that were among the top contributors to relative performance, as well as some that were significant detractors. In the case of the former, our position in Foot Locker Inc. outperformed during the reporting period as the company consistently executed and became a best-in-class athletic specialty retailer. Foot Locker’s quarterly figures such as earnings per share, comp-store sales and margins have met or exceeded expectations. We remain bullish on the stock and continue to hold it in the Fund. The Fund’s holdings of Las Vegas Sands Corp., Staples Inc. and Liberty Media Corporation fell short of expectations during the reporting period. Shares of Las Vegas Sands, a major property developer in China’s gaming enclave of Macau, steadily declined as near-term uncertainty took hold. With key issues weighing on the industry and stock, including the anti-corruption crackdown in China, an upcoming smoking ban, labor protests and construction concerns, we sold our position. Office supply chain Staples was negatively impacted by poor sales, which we believe were partly due to the cold weather and a slower-than-expected merger between two of its industry peers. Although we continued to believe the office supply industry would restructure and, more broadly, that U.S. employment would improve, we saw increased competition from other retailers who continued to build out their office supply offerings. This put additional pressure on Staples and we eventually sold our position. We also eliminated the Fund’s position in Liberty Media Corporation during the second quarter as we saw limited upside. Liberty Media’s share price deteriorated during the reporting period as the value of its stakes in Sirius XM Holdings and Charter Communications declined, each for its own reasons.

In the midst of the Fund’s challenges during the reporting period, we held several other companies that outperformed. Within the information technology sector, which was additive to relative performance as a whole, video game developer/distributor Electronic Arts Inc. performed exceptionally well as several drivers came to fruition. The company’s new CEO focused on discontinuing less profitable video games and expanding the reach of more popular games, ultimately leading to the stronger financials that Electronic Arts exhibited. Autodesk Inc., a 3D design software company, was another positive contributor within the information technology space. Earlier in the reporting period, Autodesk benefited from the improving construction and manufacturing industries in North America and Europe as well as the conversion of its user base to an annual subscription model. However, we sold the holding and took profits toward the end of the reporting period as we had concerns about the company’s international exposure, including the fact that any further deterioration in Europe’s economy could negatively impact the stock.

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

While the industrial sector as a whole detracted from relative performance, airline holdings such as Southwest Airlines Co. and Delta Air Lines Inc. were significant positive contributors. The airline industry as a whole continued to benefit from strong passenger revenue growth, cost controls, fairly stable energy prices and free cash flow. The free cash flow has been used to pay down debt, initiate or increase dividends and buy back shares. Not only has Southwest participated in the positive industry trends, it has consistently reported figures that have met or exceeded consensus estimates, ultimately driving the share price higher during the reporting period. Delta also participated in the airline industry trends and we continue to believe its outlook remains favorable as external factors ease, such as fears around the Ebola virus and Europe’s economic conditions, along with idiosyncratic factors such as capacity discipline at the airline. General Electric Company was also a positive contributor to relative performance after posting solid third quarter 2013 results and spinning off its retail finance business. Shortly after, we exited the Fund’s position as the company approached fair value with minimal projected margin expansion.

The health care sector experienced a couple of bright spots including Gilead Sciences Inc. and Allergan Inc. Both felt the impact of the market sell-off in momentum names earlier in the reporting period, however, they rebounded nicely. Strong results for biotechnology firm Gilead Sciences were mainly driven by the sales of its blockbuster hepatitis C drug Sovaldi, which have far exceeded expectations both within the U.S. and overseas. The company also has a strong pipeline of potential new products in place. We initiated a position in ophthalmic and specialty drug developer Allergan based on the company’s strong fundamentals, cash position, lack of outstanding debt and willingness to acquire strategic assets to go along with sustainable organic revenue growth. Throughout the reporting period, Allergan was a takeover target and, subsequent to the end of the reporting period, agreed to a $66 billion deal with Actavis plc.

Since the beginning of the reporting period, we added modestly to the Fund’s exposure in the utilities and telecommunications services sectors, which will help diversify the Fund should we experience volatility going forward. We also reduced the Fund’s weights to areas of the market with significant exposure to international revenues, given the recent global economic slowdown (i.e. industrials). The Fund ended the reporting period with a tilt toward cyclical sectors and companies, which we believe will be the biggest beneficiaries of improving U.S. growth.

Nuveen Small Cap Select Fund

How did the Fund perform during the twelve-month reporting period ended October 31, 2014?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Fund for the one-year, five-year and ten-year periods ended October 31, 2014. The Fund’s Class A Shares at net asset value (NAV) underperformed both the Russell 2000® Index and the Lipper classification average during the twelve-month reporting period.

What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?

The Fund seeks to provide long-term capital appreciation by investing, at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes, primarily in the common stocks of small-capitalization companies with market capitalizations of $143 million to $4.51 billion at the time of purchase. During this reporting period, we continued to execute on our strategy of investing in well run, small-cap companies that we believe offer good value in order to generate competitive returns for the Fund. We continued to tap into our firm’s strong fundamental research capabilities in order to find what we believe to be the best ideas within the small-cap universe. These companies exhibit strong cash flows and attractive valuations, plus have identifiable, near-term catalysts that could be realized over the next 12-24 months.

The small-cap segment as a whole, as represented by the Russell 2000® Index, produced an 8.06% return over the twelve-month reporting period, underperforming large-cap stocks (S&P 500® Index) by nearly 10%. However, these results masked the extreme divergence among the returns of various sectors within the Russell 2000® Index as health care rose 21.54% during the reporting period followed by the utilities sector. The energy sector ended significantly in the red with a -18.38% return as the strengthening dollar and declining global growth weighed on the prices of all commodities.

The primary cause of the Fund’s underperformance of the Russell 2000® Index and the Lipper average was stock selection in the industrials, energy and health care sectors. In industrials, our position in MRC Global Inc. detracted from performance. This

8	Nuveen Investments

distributor of pipes, valves and fittings to the energy sector was negatively impacted by pricing pressures in its line piping segment, which caused a margin shortfall. In the second half of the reporting period, MRC Global’s stock was pushed even lower due to the correction in oil prices and the resulting fears over rig count reductions and capital expenditure cuts going into 2015. We have stuck with our position because we believe that oil prices will eventually stabilize and move higher, at which time this company is well positioned to benefit domestically. Subsequent to the end of the reporting period, MRC Global posted strong quarterly results, raised guidance for the remainder of 2014 and gave a positive outlook for 2015. Shares of MasTec Inc., which focuses on the build-out of energy and telecommunications infrastructure, also underperformed. The company lowered guidance for the second half of the year after one of its largest customers, AT&T, decided to defer some of its wireless tower construction. From a sentiment standpoint, the drop in oil prices starting in June also weighed on MasTec’s pipeline business, pushing the company’s shares even lower. We continued to hold onto MasTec as we believe these issues are short term in nature and anticipate improved performance as the coming year unfolds.

The reporting period was difficult for the energy sector as macro headwinds in the form of slowing growth in Europe and the emerging markets led the U.S. dollar to strengthen and oil prices to drop dramatically. The energy services and exploration and production (E&P) industries within the energy sector fell by more than 20%. Although our Fund had an underweight to energy services, its fairly substantial overweight in the E&P space was a significant detractor. Additionally, several of our individual E&P holdings retreated even more than the overall industry including: Energy XXI Limited, a Gulf of Mexico centric company and Callon Petroleum Company, focused on the Permian Basin in Texas. Freshly coming off a strategic merger with another Gulf of Mexico producer, Energy XXI delivered production profile guidance that was below expectations for the combined entity. We sold our position in Energy XXI given our belief that the inflection point for a potential turnaround was pushed out, in conjunction with the added risk of additional balance sheet leverage. Callon Petroleum also has a lot more leverage on its balance sheet than other comparable E&P companies, causing its shares to sell off more than the overall segment. However, we have maintained the Fund’s position in Callon Petroleum as we head into 2015 because we believe its Midland Basin acreage is well positioned for growth.

The Fund’s shortfall in health care was primarily due to a position in Thoratec Corporation, a leading developer of medical devices used for mechanical circulatory support in the treatment of heart failure. Since late 2013, the market for Thoratec’s products has slowed due to changes in reimbursement by Medicare and Medicaid and because of some issues arising from the use of its devices. The company also lost some market share in 2014 as a new competitor entered the U.S. market. We continue to hold our position in Thoratec as the company recently began clinical trials in Europe for its next generation product, which we believe will allow it to stabilize and regain market share. Additionally, we expect market growth to return to this medical device segment in 2015.

On the positive side, stock selection in the financial sector was a bright spot as the Fund’s performance was driven by our positioning for an improving U.S. economy with an outlook for rising rates. Our overweights in cyclically sensitive real estate investment trusts (REITs) and life insurance companies performed well in this environment. Favorable results in the sector were led by EverBank Financial Corp., which performed strongly as the company showed significant progress in growing its commercial lending platform, which will help to diversify its heavy exposure to mortgages. Also, our position in American Equity Investment Life Holding Company, a well-run life insurance firm focused on fixed and indexed annuities, performed well as the company reported both greater-than-expected premium sales and investment income trends. American Equity Investment Life continues to display strong top-line growth and pricing discipline, while its business model is leveraged to benefit from rising rates as the firm can deploy excess cash into higher yielding investments. Additionally, while the Fund was positioned with an underweight to the REIT segment as a whole, we benefited from our emphasis on shorter duration, economically sensitive hotel REITs. The Fund’s outperformers in this segment included: Chesapeake Lodging Trust, CubeSmart, DiamondRock Hospitality Company and LaSalle Hotel Properties.

We also realized strong results from a position in SunOpta Inc., a natural and organic food products company in the consumer staples sector. SunOpta continued to execute strongly across the board as results beat expectations and it showed improved top-line growth. The company is benefiting from accelerating growth in the natural/organic food industry, increased availability of non-genetically modified crops and faster growth in its processing, ingredient and consumer packaging businesses.

Strong stock selection in the information technology sector was led by a trio of names: Synchronoss Technologies Inc., Constant Contact Inc. and Integrated Device Technology Inc. The Fund’s top performer in the sector was Synchronoss, the leading provider of activation and cloud storage solutions for telecommunication carriers and cable operators, which is benefiting from the proliferation of mobile devices and its new cloud services with Verizon Communications. Its shares also reacted favorably to strong quarterly

Nuveen Investments	9

Portfolio Managers’ Comments (continued)

results, improved guidance and news regarding a potential new cloud customer coming on board in either the fourth quarter of this year or the beginning of 2015. Constant Contact, a producer of software-as-a-service (SaaS) marketing tools for small- to medium-sized businesses, also saw its shares advance strongly as it benefited from a successful initial rollout of its tiered pricing strategy for new customers, and consequently an improvement in its annual guidance. In addition, the Fund experienced favorable results from its position in specialty semiconductor manufacturer Integrated Device Technology, which provides a range of integrated circuits to the computing, consumer and communication infrastructure end markets on a global scale. The company benefited from strength in its communications end market, which is benefiting from the rollout of next generation wireless infrastructure in China and domestically. Integrated Device’s quarterly guidance was also stronger than consensus due to emerging strength from its wireless charging products. Unfortunately, the solid results from these three holdings were partially offset by underperformance from Infoblox Inc., the leading software vendor of IP address management solutions for enterprise customers. In February, the company pre-announced disappointing sales for the quarter and also lowered expectations, citing poor close rates on deals greater than $1 million and lower government spending. As a result, we no longer own a position in Infoblox.

Our outlook remained positive for the U.S. economy, domestic GDP growth and the stock market; therefore, we made several modest shifts to the Fund’s sector positioning. We increased the Fund’s pro-cyclical tilt with a further reduction in its consumer staples weight and an increase in its financial sector weight, especially banks. The Fund’s largest overweight remains in the consumer discretionary sector, where we are emphasizing the restaurant and retail areas. We increased the Fund’s overweight in the industrials sector, while bringing its materials exposure to an equal weight after historically underweighting the sector, emphasizing more cyclical exposure on the domestic side in both sectors. Although the health care sector is still a modest underweight, we did add exposure to domestic biotechnology and pharmaceutical companies. We remain equal weight in energy with a cyclical tilt, and overweight in the technology sector.

Also during the reporting period, we were invested in E-mini Russell 2000® futures to convert cash into the equivalent of a Russell 2000® Index holding in order to manage cash flow activity and minimize tracking error to the Fund’s benchmark index. These contracts were used as a means to efficiently gain exposure to a broad base of equity securities. Due to mostly higher equity prices during the period, these positions had a moderately positive impact to performance. We no longer held the futures as of the end of the reporting period.

10	Nuveen Investments

Risk Considerations

Nuveen Large Cap Select Fund

Mutual fund investing involves risk; principal loss is possible. Equity investments, such as those held by the Fund, are subject to market risk, derivatives risk, and common stock risk. Foreign investments involve additional risks including currency fluctuations, political and economic instability, and lack of liquidity. These risks are magnified in emerging markets.

Nuveen Small Cap Select Fund

Mutual fund investing involves risk; principal loss is possible. Equity investments, such as those held by the Fund, are subject to market risk, derivatives risk, IPO risk, and common stock risk. Small-cap stocks are subject to greater volatility and liquidity risks. Foreign investments involve additional risks including currency fluctuations, political and economic instability, and lack of liquidity. These risks are magnified in emerging markets.

Nuveen Investments	11

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12	Nuveen Investments

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect an agreement by the investment adviser to waive certain fees and/or reimburse expenses during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expense.

Nuveen Investments	13

Fund Performance and Expense Ratios (continued)

Nuveen Large Cap Select Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of term used within this section.

Fund Performance

Average Annual Total Returns as of October 31, 2014

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	14.35%	15.77%	7.31%
Class A Shares at maximum Offering Price	7.76%	14.41%	6.68%
S&P 500® Index	17.27%	16.69%	8.20%
Lipper Large-Cap Core Funds Classification Average	14.95%	15.11%	7.59%

Class C Shares	13.53%	14.92%	6.49%
Class I Shares	14.66%	16.06%	7.58%
Average Annual Total Returns as of September 30, 2014 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	16.07%	14.45%	7.24%
Class A Shares at maximum Offering Price	9.42%	13.10%	6.61%
Class C Shares	15.21%	13.60%	6.42%
Class I Shares	16.38%	14.73%	7.52%

Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	1.33%	2.07%	1.08%
Net Expense Ratios	1.30%	2.05%	1.05%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through October 31, 2015, so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, do not exceed 1.30%, 2.05% and 1.05%, for Class A, Class C and Class I Shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

14	Nuveen Investments

Growth of an Assumed $10,000 Investment as of October 31, 2014 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	15

Fund Performance and Expense Ratios (continued)

Nuveen Small Cap Select Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of term used within this section.

Fund Performance

Average Annual Total Returns as of October 31, 2014

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	5.98%	15.26%	8.14%
Class A Shares at maximum Offering Price	(0.13)%	13.91%	7.50%
Russell 2000® Index	8.06%	17.39%	8.67%
Lipper Small-Cap Core Funds Classification Average	7.69%	16.30%	8.61%

Class C Shares	5.28%	14.40%	7.34%
Class R3 Shares	5.75%	14.99%	7.88%
Class I Shares	6.23%	15.55%	8.41%

Average Annual Total Returns as of September 30, 2014 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	3.30%	12.32%	7.81%
Class A Shares at maximum Offering Price	(2.64)%	10.99%	7.17%
Class C Shares	2.53%	11.47%	7.00%
Class R3 Shares	3.03%	12.03%	7.54%
Class I Shares	3.53%	12.58%	8.07%

Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Expense Ratios	1.45%	2.20%	1.70%	1.20%

16	Nuveen Investments

Growth of an Assumed $10,000 Investment as of October 31, 2014 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	17

Holding

Summaries as of October 31, 2014

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen Large Cap Select Fund

Fund Allocation

(% of net assets)

Common Stocks	99.0%
Investments Purchased with Collateral from Securities Lending	11.0%
Short-Term Investments	0.2%
Other Assets Less Liabilities	(10.2)%

Portfolio Composition

(% of net assets)

Computers & Peripherals	8.9%
Software	6.8%
Specialty Retail	5.9%
Pharmaceuticals	5.3%
Media	5.2%
Oil, Gas & Consumable Fuels	4.9%
Biotechnology	4.3%
Chemicals	4.0%
IT Services	3.7%
Airlines	3.6%
Capital Markets	3.5%
Banks	3.2%
Health Care Equipment & Supplies	3.2%
Consumer Finance	3.1%
Health Care Providers & Services	3.0%
Food & Staples Retailing	2.9%
Household Durables	2.7%
Energy Equipment & Services	2.4%
Machinery	2.3%
Multi-Utilities	2.2%
Other Industries	17.9%
Investments Purchased with Collateral from Securities Lending	11.0%
Short-Term Investments	0.2%
Other Assets Less Liabilities	(10.2)%

Top Five Common Stock Holdings

(% of net assets)

Apple, Inc.	5.9%
Microsoft Corporation	3.0%
MasterCard, Inc.	2.6%
Lowe’s Companies, Inc.	2.3%
Southwest Airlines Co.	2.2%

18	Nuveen Investments

Nuveen Small Cap Select Fund

Fund Allocation

(% of net assets)

Common Stocks	98.9%
Investments Purchased with Collateral from Securities Lending	22.0%
Short-Term Investments	1.8%
Other Assets Less Liabilities	(22.7)%

Portfolio Composition

(% of net assets)

Banks	8.9%
Health Care Equipment & Supplies	7.2%
Real Estate Investment Trust	6.3%
Software	4.7%
Specialty Retail	4.6%
Insurance	4.3%
Internet Software & Services	4.0%
Hotels, Restaurants & Leisure	3.7%
Professional Services	3.6%
Biotechnology	3.6%
Semiconductors & Semiconductor Equipment	3.3%
Oil, Gas & Consumable Fuels	3.3%
Construction & Engineering	3.2%
Communications Equipment	2.8%
Capital Markets	2.5%
Commercial Services & Supplies	2.4%
Electrical Equipment	2.3%
Textiles, Apparel & Luxury Goods	2.1%
Machinery	2.0%
Leisure Equipment & Products	1.9%
Diversified Consumer Services	1.7%
Food Products	1.5%
Other Industries	19.0%
Investments Purchased with Collateral from Securities Lending	22.0%
Short-Term Investments	1.8%
Other Assets Less Liabilities	(22.7)%

Top Five Common Stock Holdings

(% of net assets)

Brunswick Corporation	1.9%
Tutor Perini Corporation	1.8%
Capella Education Company	1.7%
Korn Ferry International	1.7%
Synchronoss Technologies, Inc.	1.6%

Nuveen Investments	19

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the end of the period ended October 31, 2014.

The beginning of the period for the Funds is May 1, 2014.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Large Cap Select Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,090.50	$1,086.50	$1,092.00
Expenses Incurred During Period	$6.85	$10.78	$5.54
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.65	$1,014.87	$1,019.91
Expenses Incurred During Period	$6.61	$10.41	$5.35

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.30%, 2.05% and 1.05% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

20	Nuveen Investments

Nuveen Small Cap Select Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,044.00	$1,040.70	$1,043.50	$1,045.50
Expenses Incurred During Period	$7.52	$11.37	$8.81	$6.24
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,017.85	$1,014.06	$1,016.59	$1,019.11
Expenses Incurred During Period	$7.43	$11.22	$8.69	$6.16

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.46%, 2.21%, 1.71% and 1.21% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Investments	21

Shareholder Meeting Report

A special shareholder meeting was held in the offices of Nuveen Investments on August 5, 2014 for Nuveen Large Cap Select Fund and Nuveen Small Cap Select Fund; at this meeting the shareholders were asked to vote to approve a new investment management agreement, to approve a new sub-advisory agreement, to approve revisions to, or elimination of, certain fundamental investment policies and to elect Board Members.

	Nuveen Large Cap Select Fund	Nuveen Small Cap Select Fund
To approve a new investment management agreement between each Corporation and Nuveen Fund Advisors, LLC.
For	1,815,998	9,264,070
Against	5,169	105,686
Abstain	2,644	175,595
Broker Non-Votes	345,531	3,280,836
Total	2,169,342	12,826,187

To approve a new sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management, LLC.
For	1,815,998	9,272,090
Against	5,169	96,863
Abstain	2,644	176,397
Broker Non-Votes	345,531	3,280,837
Total	2,169,342	12,826,187

To approve revisions to, or elimination of, certain fundamental investment policies:

a. Revise the fundamental policy related to the purchase and sale of commodities.
For	1,815,998	8,945,799
Against	5,169	417,199
Abstain	2,644	182,353
Broker Non-Votes	345,531	3,280,836
Total	2,169,342	12,826,187

b. Eliminate the fundamental policy related to investing for control.
For	1,815,556	8,942,606
Against	5,169	406,301
Abstain	3,086	196,441
Broker Non-Votes	345,531	3,280,839
Total	2,169,342	12,826,187

Approval of the Board Members was reached as follows:

William Adams IV
For	875,153,250	875,153,250
Withhold	6,616,294	6,616,294
Total	881,769,544	881,769,544

Robert P. Bremner
For	767,672,659	767,672,659
Withhold	114,096,885	114,096,885
Total	881,769,544	881,769,544

22	Nuveen Investments

	Nuveen Large Cap Select Fund	Nuveen Small Cap Select Fund
Jack B. Evans
For	767,867,187	767,867,187
Withhold	113,902,357	113,902,357
Total	881,769,544	881,769,544

William C. Hunter
For	875,066,364	875,066,364
Withhold	6,703,180	6,703,180
Total	881,769,544	881,769,544

David J. Kundert
For	767,748,278	767,748,278
Withhold	114,021,266	114,021,266
Total	881,769,544	881,769,544

John K. Nelson
For	875,059,020	875,059,020
Withhold	6,710,524	6,710,524
Total	881,769,544	881,769,544

William J. Schneider
For	874,871,626	874,871,626
Withhold	6,897,918	6,897,918
Total	881,769,544	881,769,544

Thomas S. Schreier, Jr.
For	874,799,740	874,799,740
Withhold	6,969,804	6,969,804
Total	881,769,544	881,769,544

Judith M. Stockdale
For	874,933,639	874,933,639
Withhold	6,835,905	6,835,905
Total	881,769,544	881,769,544

Carole E. Stone
For	767,948,250	767,948,250
Withhold	113,821,294	113,821,294
Total	881,769,544	881,769,544

Virginia L. Stringer
For	875,081,812	875,081,812
Withhold	6,687,732	6,687,732
Total	881,769,544	881,769,544

Terence J. Toth
For	767,738,756	767,738,756
Withhold	114,030,788	114,030,788
Total	881,769,544	881,769,544

Nuveen Investments	23

Report of

Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

Nuveen Investment Funds, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Large Cap Select Fund and Nuveen Small Cap Select Fund (each a series of the Nuveen Investment Funds, Inc., hereinafter referred to as the “Funds”) at October 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial statements of the Funds for the years ended October 31, 2011 and prior were audited by other independent auditors whose report dated December 28, 2011 expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

December 26, 2014

24	Nuveen Investments

Nuveen Large Cap Select Fund

Portfolio of Investments	October 31, 2014

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.0%

	COMMON STOCKS – 99.0%

	Aerospace & Defense – 1.2%

5,644	Raytheon Company	$586,299

	Airlines – 3.6%

17,305	Delta Air Lines, Inc.	696,180

30,767	Southwest Airlines Co.	1,060,846
	Total Airlines	1,757,026

	Banks – 3.2%

12,925	Citigroup Inc.	691,875

14,353	JPMorgan Chase & Co.	868,069
	Total Banks	1,559,944

	Biotechnology – 4.3%

1,988	Alexion Pharmaceuticals Inc., (2)	380,424

2,090	Biogen Idec Inc., (2)	671,057

9,024	Gilead Sciences, Inc., (2)	1,010,688
	Total Biotechnology	2,062,169

	Capital Markets – 3.5%

22,915	E*Trade Group Inc., (2)	511,005

20,159	Invesco LTD	815,835

9,987	Morgan Stanley, (3)	349,046
	Total Capital Markets	1,675,886

	Chemicals – 4.0%

12,598	Dow Chemical Company	622,341

8,373	LyondellBasell Industries NV	767,218

2,688	PPG Industries, Inc.	547,519
	Total Chemicals	1,937,078

	Commercial Services & Supplies – 1.4%

26,502	Pitney Bowes Inc., (3)	655,659

	Communications Equipment – 1.2%

48,286	Ericsson	571,706

	Computers & Peripherals – 8.9%

26,411	Apple, Inc.	2,852,388

25,603	Hewlett-Packard Company	918,636

5,359	Western Digital Corporation	527,165
	Total Computers & Peripherals	4,298,189

Nuveen Investments	25

Nuveen Large Cap Select Fund (continued)

Portfolio of Investments	October 31, 2014

Shares	Description (1)	Value

	Consumer Finance – 3.1%

8,614	Capital One Financial Corporation	$712,981

81,736	SLM Corporation	780,579
	Total Consumer Finance	1,493,560

	Diversified Telecommunication Services – 2.2%

21,020	Verizon Communications Inc.	1,056,255

	Electric Utilities – 2.1%

5,588	Duke Energy Corporation	459,054

8,579	Edison International	536,874
	Total Electric Utilities	995,928

	Electrical Equipment – 1.1%

4,652	Rockwell Automation, Inc.	522,652

	Energy Equipment & Services – 2.4%

6,671	Halliburton Company	367,839

7,980	Schlumberger Limited, (3)	787,307
	Total Energy Equipment & Services	1,155,146

	Food & Staples Retailing – 2.9%

9,488	CVS Caremark Corporation	814,165

10,892	Kroger Co.	606,793
	Total Food & Staples Retailing	1,420,958

	Health Care Equipment & Supplies – 3.2%

43,299	Boston Scientific Corporation, (2)	575,011

10,268	Covidien PLC	949,174
	Total Health Care Equipment & Supplies	1,524,185

	Health Care Providers & Services – 3.0%

3,313	McKesson HBOC Inc.	673,897

7,986	UnitedHealth Group Incorporated	758,750
	Total Health Care Providers & Services	1,432,647

	Household Durables – 2.7%

12,365	Jarden Corporation	804,838

3,571	Mohawk Industries Inc., (2)	507,225
	Total Household Durables	1,312,063

	Insurance – 2.0%

10,615	Prudential Financial, Inc.	939,852

	Internet & Catalog Retail – 1.0%

389	priceline.com Incorporated, (2)	469,216

	IT Services – 3.7%

8,114	Computer Sciences Corporation	490,086

15,145	MasterCard, Inc.	1,268,394
	Total IT Services	1,758,480

26	Nuveen Investments

Shares	Description (1)	Value

	Leisure Equipment & Products – 2.1%

11,328	Brunswick Corporation	$530,150

3,351	Polaris Industries Inc.	505,532
	Total Leisure Equipment & Products	1,035,682

	Machinery – 2.3%

5,420	Dover Corporation	430,565

7,321	Illinois Tool Works, Inc.	666,577
	Total Machinery	1,097,142

	Marine – 1.3%

5,702	Kirby Corporation, (2)	630,527

	Media – 5.2%

15,787	Comcast Corporation, Class A, (3)	873,810

8,075	Time Warner Inc.	641,720

11,035	Walt Disney Company, (3)	1,008,378
	Total Media	2,523,908

	Metals & Mining – 1.0%

12,009	United States Steel Corporation, (3)	480,840

	Multi-Utilities – 2.2%

6,756	Dominion Resources, Inc., (3)	481,703

5,370	Sempra Energy	590,700
	Total Multi-Utilities	1,072,403

	Oil, Gas & Consumable Fuels – 4.9%

6,666	Anadarko Petroleum Corporation	611,805

3,827	Chevron Corporation	459,049

5,525	Exxon Mobil Corporation	534,323

4,793	Occidental Petroleum Corporation	426,241

1,690	Pioneer Natural Resources Company	319,511
	Total Oil, Gas & Consumable Fuels	2,350,929

	Pharmaceuticals – 5.3%

14,995	AbbVie Inc.	951,583

2,756	Allergan, Inc.	523,805

10,578	Mylan Laboratories Inc., (2)	566,452

9,115	Teva Pharmaceutical Industries Limited, Sponsored ADR	514,724
	Total Pharmaceuticals	2,556,564

	Semiconductors & Semiconductor Equipment – 1.3%

18,506	Micron Technology, Inc., (2), (3)	612,364

	Software – 6.8%

21,821	Activision Blizzard Inc.	435,329

18,754	CA Technologies	544,991

Nuveen Investments	27

Nuveen Large Cap Select Fund (continued)

Portfolio of Investments	October 31, 2014

Shares	Description (1)	Value

	Software (continued)

20,703	Electronic Arts Inc., (2)	$848,202

31,271	Microsoft Corporation	1,468,173
	Total Software	3,296,695

	Specialty Retail – 5.9%

21,212	Best Buy Co., Inc.	724,178

8,942	Foot Locker, Inc.	500,841

18,980	Lowe’s Companies, Inc.	1,085,656

4,276	Signet Jewelers Limited	513,163
	Total Specialty Retail	2,823,838
	Total Long-Term Investments (cost $42,266,269)	47,665,790

Shares	Description (1)	Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 11.0%

	Money Market Funds – 11.0%

5,303,730	Mount Vernon Securities Lending Prime Portfolio, 0.176%, (4), (5)	$5,303,730
	Total Investments Purchased with Collateral from Securities Lending (cost $5,303,730)	5,303,730

Shares	Description (1)	Value

	SHORT-TERM INVESTMENTS – 0.2%

	Money Market Funds – 0.2%

104,921	First American Treasury Obligations Fund, Class Z, 0.000%, (4)	$104,921
	Total Short-Term Investments (cost $104,921)	104,921
	Total Investments (cost $47,674,920) – 110.2%	53,074,441
	Other Assets Less Liabilities – (10.2)%	(4,929,252)
	Net Assets – 100%	$48,145,189

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of securities out on loan as of the end of the reporting period was $5,202,321.

(4)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

28	Nuveen Investments

Nuveen Small Cap Select Fund

Portfolio of Investments	October 31, 2014

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 98.9%

	COMMON STOCKS – 98.9%

	Automobiles – 1.2%

65,558	Thor Industries, Inc.	$3,467,363

	Banks – 8.9%

85,067	Banner Corporation	3,676,596

156,481	Cardinal Financial Corporation	3,004,435

84,018	East West Bancorp Inc.	3,088,502

134,214	Glacier Bancorp, Inc., (2)	3,850,600

160,247	Square 1 Financial Inc., Class A, (3)	3,187,313

62,580	Texas Capital BancShares, Inc., (2), (3)	3,826,767

153,256	Western Alliance Bancorporation, (2), (3)	4,079,675
	Total Banks	24,713,888

	Biotechnology – 3.6%

58,618	Cepheid, Inc., (2), (3)	3,107,340

94,871	Dyax Corporation, (3)	1,173,554

25,395	ISIS Pharmaceuticals, Inc., (2), (3)	1,169,694

59,758	Keryx Biopharmaceuticals, Inc., (2), (3)	1,006,922

18,741	NPS Pharmaceuticals, Inc., (3)	513,503

4,021	Puma Biotechnology Inc, (2), (3)	1,007,663

12,324	Receptos Inc., (3)	1,277,383

8,330	Synageva BioPharma Corporation, (2), (3)	630,914
	Total Biotechnology	9,886,973

	Capital Markets – 2.5%

73,875	Evercore Partners Inc.	3,824,509

276,824	Pennantpark Investment Corporation	3,011,845
	Total Capital Markets	6,836,354

	Chemicals – 1.2%

81,436	H.B. Fuller Company, (2)	3,417,869

	Commercial Services & Supplies – 2.4%

169,585	Interface, Inc.	2,718,448

222,426	Steelcase Inc.	3,941,389
	Total Commercial Services & Supplies	6,659,837

	Communications Equipment – 2.8%

93,490	Netgear, Inc., (3)	3,182,400

86,389	Plantronics Inc., (2)	4,480,997
	Total Communications Equipment	7,663,397

Nuveen Investments	29

Nuveen Small Cap Select Fund (continued)

Portfolio of Investments	October 31, 2014

Shares	Description (1)	Value

	Construction & Engineering – 3.2%

133,090	MasTec Inc., (2), (3)	$3,811,698

178,399	Tutor Perini Corporation, (3)	4,996,956
	Total Construction & Engineering	8,808,654

	Construction Materials – 1.4%

303,326	Headwater Inc., (3)	3,852,240

	Containers & Packaging – 0.8%

82,095	Berry Plastics Corporation, (2), (3)	2,136,112

	Distributors – 1.3%

62,637	Pool Corporation	3,739,429

	Diversified Consumer Services – 1.7%

65,402	Capella Education Company	4,626,537

	Electric Utilities – 1.3%

88,628	UIL Holdings Corporation, (2)	3,646,156

	Electrical Equipment – 2.3%

60,605	Generac Holdings Inc., (3)	2,747,831

52,134	Regal-Beloit Corporation	3,699,950
	Total Electrical Equipment	6,447,781

	Electronic Equipment, Instruments & Components – 1.5%

302,824	Vishay Intertechnology Inc., (2)	4,091,152

	Energy Equipment & Services – 1.0%

111,327	Matrix Service Company, (3)	2,789,855

	Food & Staples Retailing – 0.6%

93,657	Natural Grocers by Vitamin Cottage Incorporated, (2), (3)	1,696,128

	Food Products – 1.5%

205,669	SunOpta, Inc., (3)	2,912,273

15,731	Treehouse Foods Inc., (3)	1,339,809
	Total Food Products	4,252,082

	Gas Utilities – 0.7%

38,314	Atmos Energy Corporation	2,030,642

	Health Care Equipment & Supplies – 7.2%

240,946	Endologix, Inc., (2), (3)	2,746,784

60,427	Inogen Inc., (2), (3)	1,426,681

58,450	Integra Lifesciences Holdings Corporation, (2), (3)	2,987,380

201,482	Merit Medical Systems, Inc., (3)	3,052,452

222,710	Nxstage Medical, Inc., (3)	3,376,284

100,437	Spectranetics Corporation, (2), (3)	3,190,883

119,636	Thoratec Corporation, (3)	3,251,706
	Total Health Care Equipment & Supplies	20,032,170

30	Nuveen Investments

Shares	Description (1)	Value

	Health Care Providers & Services – 1.1%

79,149	HealthSouth Corporation	$3,192,079

	Hotels, Restaurants & Leisure – 3.7%

43,277	Life Time Fitness Inc., (2), (3)	2,413,558

64,138	Red Robin Gourmet Burgers, Inc., (3)	3,525,666

150,941	Texas Roadhouse, Inc.	4,357,667
	Total Hotels, Restaurants & Leisure	10,296,891

	Insurance – 4.3%

148,326	American Equity Investment Life Holding Company, (2)	3,828,294

218,641	CNO Financial Group Inc.	3,963,961

137,859	Horace Mann Educators Corporation	4,192,292
	Total Insurance	11,984,547

	Internet Software & Services – 4.0%

116,134	Constant Contact Inc., (3)	4,106,498

240,051	Perficient, Inc., (3)	3,980,046

148,386	Web.com, Inc., (3)	3,046,365
	Total Internet Software & Services	11,132,909

	IT Services – 1.4%

70,971	Euronet Worldwide, Inc., (3)	3,809,014

	Leisure Equipment & Products – 1.9%

111,818	Brunswick Corporation, (2)	5,233,082

	Machinery – 2.0%

86,338	Actuant Corporation, (2)	2,736,051

85,845	Altra Industrial Motion, Inc., (2)	2,705,834
	Total Machinery	5,441,885

	Oil, Gas & Consumable Fuels – 3.3%

358,137	Callon Petroleum Company Del, (3)	2,349,379

36,801	Carrizo Oil & Gas, Inc., (2), (3)	1,911,444

190,815	Peabody Energy Corporation, (2)	1,990,200

73,512	Rosetta Resources, Inc., (2), (3)	2,795,661
	Total Oil, Gas & Consumable Fuels	9,046,684

	Paper & Forest Products – 1.2%

105,845	KapStone Paper and Packaging Corp., (3)	3,255,792

	Pharmaceuticals – 1.0%

57,921	Nektar Therapeutics, (2), (3)	798,731

22,584	Pacira Pharmaceuticals, Inc., (2), (3)	2,096,247
	Total Pharmaceuticals	2,894,978

	Professional Services – 3.6%

249,647	CBIZ Inc., (2), (3)	2,304,242

Nuveen Investments	31

Nuveen Small Cap Select Fund (continued)

Portfolio of Investments	October 31, 2014

Shares	Description (1)	Value

	Professional Services (continued)

164,340	Korn Ferry International, (3)	$4,590,016

130,433	TrueBlue Inc., (3)	3,224,304
	Total Professional Services	10,118,562

	Real Estate Investment Trust – 6.3%

182,504	CubeSmart, (2)	3,841,709

273,788	DiamondRock Hospitality Company	3,928,858

95,560	LaSalle Hotel Properties	3,746,908

341,112	MFA Mortgage Investments, Inc., (2)	2,858,519

122,733	STAG Industrial Inc.	2,994,685
	Total Real Estate Investment Trust	17,370,679

	Road & Rail – 1.2%

136,055	Swift Transportation Company, (3)	3,360,559

	Semiconductors & Semiconductor Equipment – 3.3%

88,587	MKS Instruments Inc.	3,224,567

134,731	Semtech Corporation, (3)	3,419,473

119,030	Spansion Inc., Class A, (3)	2,449,637
	Total Semiconductors & Semiconductor Equipment	9,093,677

	Software – 4.7%

66,747	Fleetmatics Group Limited, (2), (3)	2,478,984

89,984	Parametric Technology Corporation, (3)	3,432,890

87,781	Synchronoss Technologies, Inc., (2), (3)	4,535,644

17,026	Ultimate Software Group, Inc., (2), (3)	2,562,583
	Total Software	13,010,101

	Specialty Retail – 4.6%

67,531	Ann Inc., (3)	2,592,515

209,889	Express Inc., (3)	3,142,038

159,293	Kirkland’s, Inc., (3)	2,835,415

124,550	Zumiez, Inc., (2), (3)	4,157,479
	Total Specialty Retail	12,727,447

	Textiles, Apparel & Luxury Goods – 2.1%

35,067	G III Apparel Group, Limited, (3)	2,782,566

137,364	Vera Bradley Inc., (2), (3)	3,131,899
	Total Textiles, Apparel & Luxury Goods	5,914,465

	Thrifts & Mortgage Finance – 1.1%

161,482	Everbank Financial Corporation, (2)	3,092,380

	Trading Companies & Distributors – 1.0%

131,204	MRC Global Inc., (3)	2,759,220
	Total Long-Term Investments (cost $226,423,923)	274,529,570

32	Nuveen Investments

Shares	Description (1)	Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 22.0%

	Money Market Funds – 22.0%

61,160,712	Mount Vernon Securities Lending Prime Portfolio, 0.176%, (4), (5)	$61,160,712
	Total Investments Purchased with Collateral from Securities Lending (cost $61,160,712)	61,160,712

Shares	Description (1)	Value

	SHORT-TERM INVESTMENTS – 1.8%

	Money Market Funds – 1.8%

4,856,971	First American Treasury Obligations Fund, Class Z, 0.000%, (4)	$4,856,971
	Total Short-Term Investments (cost $4,856,971)	4,856,971
	Total Investments (cost $292,441,606) – 122.7%	340,547,253
	Other Assets Less Liabilities – (22.7)%	(62,976,330)
	Net Assets – 100%	$277,570,923

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Investment, or a portion of investment, is out on loan for securities lending. The total value of securities out on loan as of the end of the reporting period was $59,511,026.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

See accompanying notes to financial statements.

Nuveen Investments	33

Statement of

Assets and Liabilities	October 31, 2014

	Large Cap Select	Small Cap Select
Assets
Long-term investments, at value (cost $42,266,269 and $226,423,923, respectively)	$47,665,790	$274,529,570
Investment purchased with collateral from securities lending, at value (cost approximates value)	5,303,730	61,160,712
Short-term investments, at value (cost approximates value)	104,921	4,856,971
Receivable for:
Dividends	30,827	28,624
Due from broker	815	11,068
Investments sold	1,905,730	4,181,559
Reclaims	2,325	—
Shares sold	2,158	543,850
Other assets	9,893	28,137
Total assets	55,026,189	345,340,491
Liabilities
Payable for:
Collateral from securities lending program	5,303,730	61,160,712
Investments purchased	1,422,907	5,706,267
Shares redeemed	84,465	401,481
Accrued expenses:
Directors fees	423	15,273
Management fees	38,135	197,062
12b-1 distribution and service fees	1,858	31,671
Other	29,482	257,102
Total liabilities	6,881,000	67,769,568
Net assets	$48,145,189	$277,570,923
Class A Shares
Net assets	$6,510,698	$100,733,439
Shares outstanding	323,361	6,954,397
Net asset value (“NAV”) per share	$20.13	$14.48
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$21.36	$15.36
Class C Shares
Net assets	$682,975	$8,976,004
Shares outstanding	36,021	731,132
NAV and offering price per share	$18.96	$12.28
Class R3 Shares
Net assets	$—	$11,569,825
Shares outstanding	—	831,895
NAV and offering price per share	$—	$13.91
Class I Shares
Net assets	$40,951,516	$156,291,655
Shares outstanding	2,017,293	9,586,437
NAV and offering price per share	$20.30	$16.30
Net assets consist of:
Capital paid-in	$99,586,576	$169,510,535
Undistributed (Over-distribution of) net investment income	181,190	(26,147)
Accumulated net realized gain (loss)	(57,022,098)	59,980,888
Net unrealized appreciation (depreciation)	5,399,521	48,105,647
Net assets	$48,145,189	$277,570,923
Authorized shares – per class	2 billion	2 billion
Par value per share	$0.0001	$0.0001

See accompanying notes to financial statements.

34	Nuveen Investments

Statement of

Operations	Year Ended October 31, 2014

	Large Cap Select	Small Cap Select
Investment Income
Dividend and interest income (net of foreign tax withheld of $2,742 and $–, respectively)	$658,498	$3,907,479
Securities lending income, net	10,282	116,778
Total investment income	668,780	4,024,257
Expenses
Management fees	325,496	3,348,879
12b-1 service fees – Class A Shares(1)	15,047	347,822
12b-1 distribution and service fees – Class C Shares	6,006	95,372
12b-1 distribution and service fees – Class R3 Shares	—	78,502
Shareholder servicing agent fees and expenses	42,697	831,143
Custodian fees and expenses	17,838	77,234
Directors fees and expenses	1,575	11,809
Professional fees	19,904	44,456
Shareholder reporting expenses	9,347	71,305
Federal and state registration fees	39,387	65,545
Other expenses	5,330	7,150
Total expenses before fee waiver/expense reimbursement	482,627	4,979,217
Fee waiver/expense reimbursement	(5,983)	—
Net expenses	476,644	4,979,217
Net investment income (loss)	192,136	(954,960)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	7,100,517	87,405,895
Futures contracts	—	564,302
Change in net unrealized appreciation (depreciation) of investments	(1,470,883)	(64,802,560)
Net realized and unrealized gain (loss)	5,629,634	23,167,637
Net increase (decrease) in net assets from operations	$5,821,770	$22,212,677

(1)	Includes 12b-1 distribution and service fees incurred on Small Cap Select’s Class B Shares during the period. Class B Shares of Small Cap Select converted to Class A Shares at the close of business on June 23, 2014 and are no longer available for dividend reinvestment or through an exchange from other Nuveen mutual funds.

See accompanying notes to financial statements.

Nuveen Investments	35

Statement of

Changes in Net Assets

	Large Cap Select		Small Cap Select
	Year Ended 10/31/14	Year Ended 10/31/13	Year Ended 10/31/14	Year Ended 10/31/13
Operations
Net investment income (loss)	$192,136	$259,745	$(954,960)	$552,048
Net realized gain (loss) from:
Investments	7,100,517	6,822,162	87,405,895	39,316,560
Futures contracts	—	—	564,302	—
Change in net unrealized appreciation (depreciation) of investments	(1,470,883)	3,522,974	(64,802,560)	87,302,103
Net increase (decrease) in net assets from operations	5,821,770	10,604,881	22,212,677	127,170,711
Distributions to Shareholders
From net investment income:
Class A(1)	(14,541)	(14,322)	(244,437)	—
Class B	—	—	—	—
Class C	—	—	—	—
Class R3(2)	—	(250)	—	—
Class I	(174,566)	(234,154)	(1,067,494)	—
From accumulated net realized gains:
Class A(1)	—	—	(13,857,437)	(24,007,903)
Class B	—	—	—	(393,486)
Class C	—	—	(1,027,234)	(1,721,258)
Class R3(2)	—	—	(1,736,664)	(2,881,156)
Class I	—	—	(21,449,055)	(37,556,779)
Decrease in net assets from distributions to shareholders	(189,107)	(248,726)	(39,382,321)	(66,560,582)
Fund Share Transactions
Proceeds from sale of shares	9,935,926	3,323,471	58,154,693	82,630,379
Proceeds from shares issued to shareholders due to reinvestment of distributions	113,474	132,143	36,227,694	59,872,466
	10,049,400	3,455,614	94,382,387	142,502,845
Cost of shares redeemed	(7,124,667)	(12,002,875)	(275,782,690)	(174,831,672)
Net increase (decrease) in net assets from Fund share transactions	2,924,733	(8,547,261)	(181,400,303)	(32,328,827)
Net increase (decrease) in net assets	8,557,396	1,808,894	(198,569,947)	28,281,302
Net assets at the beginning of period	39,587,793	37,778,899	476,140,870	447,859,568
Net assets at the end of period	$48,145,189	$39,587,793	$277,570,923	$476,140,870
Undistributed (Over-distribution of) net investment income at the end of period	$181,190	$178,209	$(26,147)	$1,290,550

(1)	Includes distributions to shareholders of Small Cap Select’s Class B Shares during the fiscal year ended October 31, 2014. Class B Shares of Small Cap Select converted to Class A Shares at the close of business on June 23, 2014, and are no longer available for dividend reinvestment or through an exchange from other Nuveen mutual funds.
(2)	At the close of business on March 4, 2013, Large Cap Select liquidated all of its Class R3 Shares.

See accompanying notes to financial statements.

36	Nuveen Investments

THIS PAGE INTENTIONALLY LEFT BLANK

Nuveen Investments	37

Financial

Highlights

Large Cap Select

Selected data for a share outstanding throughout the period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (1/03)
2014	$17.65	$0.05	$2.48	$2.53	$(0.05)	$—	$(0.05)	$20.13
2013	13.42	0.07	4.22	4.29	(0.06)	—	(0.06)	17.65
2012	11.73	0.03	1.66	1.69	—	—	—	13.42
2011	11.65	(0.02)	0.10	0.08	—	—	—	11.73
2010	9.80	(0.01)	1.92	1.91	(0.06)	—	(0.06)	11.65
Class C (1/03)
2014	16.70	(0.09)	2.35	2.26	—	—	—	18.96
2013	12.73	(0.05)	4.02	3.97	—	—	—	16.70
2012	11.21	(0.06)	1.58	1.52	—	—	—	12.73
2011	11.22	(0.11)	0.10	(0.01)	—	—	—	11.21
2010	9.46	(0.08)	1.84	1.76	—	—	—	11.22
Class I (1/03)
2014	17.79	0.09	2.51	2.60	(0.09)	—	(0.09)	20.30
2013	13.52	0.11	4.26	4.37	(0.10)	—	(0.10)	17.79
2012	11.80	0.07	1.66	1.73	(0.01)	—	(0.01)	13.52
2011	11.71	0.01	0.10	0.11	(0.02)	—	(0.02)	11.80
2010	9.85	0.02	1.92	1.94	(0.08)	—	(0.08)	11.71

38	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

14.35%	$6,511	1.31%	0.23%	1.30%	0.24%	154%
32.14	4,625	1.33	0.43	1.33	0.43	117
14.41	2,924	1.43	0.26	1.43	0.26	127
0.69	2,938	1.20	(0.18)	1.20	(0.18)	139
19.49	3,487	1.32	(0.06)	1.32	(0.06)	140

13.53	683	2.07	(0.53)	2.05	(0.51)	154
31.08	518	2.07	(0.34)	2.07	(0.34)	117
13.65	195	2.18	(0.49)	2.18	(0.49)	127
(0.09)	183	1.95	(0.90)	1.95	(0.90)	139
18.60	175	2.07	(0.79)	2.07	(0.79)	140

14.66	40,952	1.06	0.48	1.05	0.49	154
32.43	34,444	1.08	0.72	1.08	0.72	117
14.79	34,554	1.18	0.54	1.18	0.54	127
0.89	58,314	0.95	0.07	0.95	0.07	139
19.75	130,803	1.07	0.21	1.07	0.21	140

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Nuveen Investments	39

Financial Highlights (continued)

Small Cap Select

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (5/92)
2014	$15.02	$(0.05)	$0.87	$0.82	$(0.02)	$(1.34)	$(1.36)	$14.48
2013	13.54	— *	3.63	3.63	—	(2.15)	(2.15)	15.02
2012	12.44	(0.05)	1.45	1.40	—	(0.30)	(0.30)	13.54
2011	11.72	(0.09)	0.81	0.72	—	—	—	12.44
2010	9.53	(0.05)	2.24	2.19	—	—	—	11.72
Class C (9/01)
2014	13.00	(0.14)	0.76	0.62	—	(1.34)	(1.34)	12.28
2013	12.09	(0.09)	3.15	3.06	—	(2.15)	(2.15)	13.00
2012	11.22	(0.13)	1.30	1.17	—	(0.30)	(0.30)	12.09
2011	10.65	(0.17)	0.74	0.57	—	—	—	11.22
2010	8.73	(0.12)	2.04	1.92	—	—	—	10.65
Class R3 (1/94)
2014	14.49	(0.08)	0.84	0.76	—	(1.34)	(1.34)	13.91
2013	13.17	(0.03)	3.50	3.47	—	(2.15)	(2.15)	14.49
2012	12.13	(0.08)	1.42	1.34	—	(0.30)	(0.30)	13.17
2011	11.46	(0.12)	0.79	0.67	—	—	—	12.13
2010	9.34	(0.08)	2.20	2.12	—	—	—	11.46
Class I (5/92)
2014	16.73	(0.02)	0.99	0.97	(0.06)	(1.34)	(1.40)	16.30
2013	14.82	0.04	4.02	4.06	—	(2.15)	(2.15)	16.73
2012	13.54	(0.02)	1.60	1.58	—	(0.30)	(0.30)	14.82
2011	12.73	(0.06)	0.87	0.81	—	—	—	13.54
2010	10.33	(0.03)	2.44	2.41	(0.01)	—	(0.01)	12.73

40	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

5.98%	$100,733	1.43%	(0.37)%	1.43%	(0.37)%	90%
31.74	161,488	1.34	(0.01)	1.33	— **	78
11.62	155,624	1.36	(0.49)	1.28	(0.41)	71
6.14	275,994	1.34	(0.74)	1.30	(0.70)	69
22.98	339,826	1.25	(0.49)	1.24	(0.48)	88

5.28	8,976	2.19	(1.12)	2.19	(1.12)	90
30.67	10,331	2.09	(0.75)	2.08	(0.74)	78
10.81	10,058	2.11	(1.21)	2.03	(1.13)	71
5.35	14,009	2.09	(1.50)	2.05	(1.45)	69
21.99	17,393	2.00	(1.24)	1.99	(1.23)	88

5.75	11,570	1.68	(0.61)	1.68	(0.61)	90
31.37	19,673	1.59	(0.25)	1.58	(0.25)	78
11.42	18,386	1.61	(0.69)	1.53	(0.61)	71
5.85	20,044	1.60	(1.00)	1.55	(0.95)	69
22.70	18,047	1.50	(0.72)	1.49	(0.71)	88

6.23	156,292	1.18	(0.11)	1.18	(0.11)	90
32.02	283,064	1.09	0.24	1.08	0.25	78
12.01	261,760	1.11	(0.19)	1.03	(0.11)	71
6.36	273,983	1.09	(0.49)	1.05	(0.45)	69
23.30	400,042	1.00	(0.24)	0.99	(0.23)	88

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Rounds to less than $0.01 per share.
**	Rounds to less than 0.01%.

See accompanying notes to financial statements.

Nuveen Investments	41

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust Information

Nuveen Investment Funds, Inc. (the “Trust”), is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Large Cap Select Fund (“Large Cap Select”) and Nuveen Small Cap Select Fund (“Small Cap Select”), (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was incorporated in the State of Maryland on August 20, 1987.

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Purchase and Sale Agreement

On October 1, 2014, TIAA-CREF, a national financial services organization, completed its previously announced acquisition of Nuveen, the parent company of the Adviser. The transaction has not resulted in any change in the portfolio management of the Funds or in the Funds’ investment objectives or policies.

Because the consummation of the acquisition resulted in the “assignment” (as defined in the Investment Company Act of 1940) and automatic termination of the Funds’ investment management agreements and investment sub-advisory agreements, Fund shareholders were asked to approve new investment management agreements with the Adviser and new investment sub-advisory agreements with each Fund’s Sub-adviser. These new agreements were approved by shareholders of each of the Funds, and went into effect on October 1, 2014. The terms of the new agreements, including the fees payable to each Fund’s Adviser and Sub-Adviser, are substantially identical to those of the investment management agreements and investment sub-advisory agreements in place immediately prior to the closing.

Investment Objectives and Principal Investment Strategies

Large Cap Select’s investment objective is capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes, in common stocks of large-capitalization companies, defined as companies that have market capitalizations of $5 billion or greater.

Small Cap Select’s investment objective is capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes, in common stocks of small-capitalization companies. Small capitalization companies are defined as companies that have market capitalizations within the market capitalization range of the companies in the Russell 2000 Index on the last business day of the month in which its most recent reconstitution was completed. Reconstitution of the index currently is completed in June of each year. Immediately after the most recent reconstitution, the range was $143 million to $4.51 billion.

Each Fund may invest up to 15% of its total assets in non-dollar denominated equity securities of non-U.S. issuers. Each Fund may invest up to 25% of its assets, collectively, in non-dollar denominated equity securities of non-U.S. issuers and in dollar-denominated equity securities of non-U.S. issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank. Up to 15% of each Fund’s total assets may be invested in equity securities of emerging market issuers. Each Fund also may invest in options, futures contracts, options on futures contracts and forward foreign currency exchanges contracts (“derivatives”) to manage market or business risk, enhance its return or hedge against adverse movements in currency exchange rates.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Class B Shares

During the current fiscal period, Small Cap Select offered Class B Shares. Effective at the close of business on June 23, 2014, Class B Shares of the Fund were converted to Class A Shares and are no longer available through an exchange from other Nuveen mutual funds.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

42	Nuveen Investments

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments, net of lending agent fees.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class B Shares were sold without an up-front sales charge but incurred a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class B Shares were subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC was reduced to 0% at the end of six years). Class B Shares automatically converted to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Nuveen Investments	43

Notes to Financial Statements (continued)

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.

Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Funds’ Board of Directors (the “Board”). These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund’s Board of Directors (the “Board”) or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board or its appointee.

Fair Value Measurements

Fair value is defined as the price that would be receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

44	Nuveen Investments

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Large Cap Select	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$47,665,790	$—	$—	$47,665,790
Investments Purchased with Collateral from Securities Lending	5,303,730	—	—	5,303,730
Short-Term Investments:
Money Market Funds	104,921	—	—	104,921
Total	$53,074,441	$—	$—	$53,074,441

Small Cap Select
Long-Term Investments*:
Common Stocks	$274,529,570	$—	$—	$274,529,570
Investments Purchased with Collateral from Securities Lending	61,160,712	—	—	61,160,712
Short-Term Investments:
Money Market Funds	4,856,971	—	—	4,856,971
Total	$340,547,253	$—	$—	$340,547,253
*	Refer to the Fund’s Portfolio of Investments for industry classifications.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely- traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is

Nuveen Investments	45

Notes to Financial Statements (continued)

worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates on assets and liabilities associated with investments and derivatives are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates on assets and liabilities associated with investments are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with forward foreign currency exchange contracts, futures, options purchased, options written and swap contracts are recognized as a component of “Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts, futures contracts, options purchased, options written and swaps,’’ respectively, on the Statement of Operations, when applicable.

Securities Lending

In order to generate additional income, each Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks or other institutions. Each Fund’s policy is to receive cash collateral equal to at least 102% of the value of securities loaned, which is recognized as “Collateral from securities lending program” on the Statement of Assets and Liabilities. The adequacy of the collateral is monitored on a daily basis. If the value of the securities on loan increases, such that the level of collateralization falls below 100%, additional collateral is received from the borrower, which is recognized as “Due from broker” on the Statement of Assets and Liabilities, when applicable. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially.

The Funds’ custodian serves as the securities lending agent for the Funds. Each Fund pays the custodian a fee based on the Fund’s proportional share of the custodian’s expense of operating its securities lending program. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending, at value” on the Statement of Assets and Liabilities.

The following table presents the securities out on loan for the Funds, which are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those securities.

Fund	Counterparty	Long-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Large Cap Select	U.S. Bank National Association	$5,202,321	$(5,202,321)	$—
Small Cap Select	U.S. Bank National Association	59,511,026	(59,511,026)	—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the securities out on loan. Refer to the Fund’s Portfolio of Investments for details on the securities out on loan.

Income from securities lending, net of fees paid, is recognized on the Statement of Operations as “Securities lending income, net.” Securities lending fees paid by each Fund during the fiscal year ended October 31, 2014, were as follows:

	Large Cap Select	Small Cap Select
Securities lending fees paid	$1,437	$17,280

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures

46	Nuveen Investments

contracts, if any, is recognized as “Cash collateral at brokers for open futures contracts” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the investors account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit a Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the fiscal year ended October 31, 2014, Small Cap Select utilized futures contracts on the Russell 2000 E-Mini Index to convert cash into the equivalent of a Russell 2000 index holding in order to manage cash flow activity and minimize tracking error to the Fund’s benchmark index. These contracts are used as a means to efficiently gain exposure to a broad base of equity securities.

The average notional amount of futures contracts outstanding during the fiscal year ended October 31, 2014, was as follows:

Small Cap Select
Average notional amount of futures contracts outstanding*	$—	**
*	The average notional amount is calculated based on the absolute aggregate notional amount outstanding at the beginning of the fiscal year end and at the end of each fiscal quarter within the current fiscal year.
**	The Fund did not hold any futures contracts at the beginning of the fiscal year or at the end of each quarter within the current fiscal year.

The following table presents the amount of net realized gain (loss) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts
Small Cap Select	Equity price	Futures contracts	$564,302

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Nuveen Investments	47

Notes to Financial Statements (continued)

4. Fund Shares

Transactions in Fund shares were as follows:

	Year Ended 10/31/14		Year Ended 10/31/13
Large Cap Select	Shares	Amount	Shares	Amount
Shares sold:
Class A	94,464	$1,757,860	86,580	$1,345,676
Class C	7,807	138,030	26,018	403,346
Class R3	—	—	1,190	16,638
Class I	412,329	8,040,036	97,759	1,557,811
Shares issued to shareholders due to reinvestment of distributions:
Class A	773	14,468	1,055	14,175
Class C	—	—	—	—
Class R3	—	—	19	251
Class I	5,258	99,006	8,707	117,717
	520,631	10,049,400	221,328	3,455,614
Shares redeemed:
Class A	(34,009)	(641,238)	(43,427)	(662,562)
Class C	(2,830)	(50,528)	(10,273)	(153,956)
Class R3	—	—	(9,255)	(133,842)
Class I	(336,969)	(6,432,901)	(725,513)	(11,052,515)
	(373,808)	(7,124,667)	(788,468)	(12,002,875)
Net increase (decrease)	146,823	$2,924,733	(567,140)	$(8,547,261)

	Year Ended 10/31/14		Year Ended 10/31/13
Small Cap Select	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,661,141	$23,596,548	2,328,945	$31,038,192
Class A – automatic conversion of Class B Shares	82,129	1,187,668	15,744	204,698
Class B – exchanges	1,142	11,203	408	3,424
Class C	20,462	246,894	27,179	300,561
Class R3	262,223	3,587,199	443,783	5,660,311
Class I	1,855,955	29,525,181	3,097,591	45,423,193
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,010,359	13,831,278	2,079,011	23,825,468
Class B	19,287	184,391	45,369	380,192
Class C	83,475	973,319	163,836	1,636,719
Class R3	132,067	1,736,664	260,032	2,881,156
Class I	1,264,294	19,502,042	2,444,971	31,148,931
	6,392,534	94,382,387	10,906,869	142,502,845
Shares redeemed:
Class A	(6,552,695)	(93,123,753)	(5,160,326)	(68,844,204)
Class B	(48,119)	(473,413)	(72,872)	(703,578)
Class B – automatic conversion to Class A Shares	(117,638)	(1,187,668)	(21,305)	(204,698)
Class C	(167,307)	(2,023,219)	(228,432)	(2,624,713)
Class R3	(920,427)	(12,512,379)	(741,925)	(9,510,031)
Class I	(10,448,756)	(166,462,258)	(6,294,437)	(92,944,448)
	(18,254,942)	(275,782,690)	(12,519,297)	(174,831,672)
Net increase (decrease)	(11,862,408)	$(181,400,303)	(1,612,428)	$(32,328,827)

5. Investment Transactions

Long-term purchases and sales (excluding investments purchased with collateral from securities lending and derivative transactions) during the fiscal year ended October 31, 2014, were as follows:

	Large Cap Select	Small Cap Select
Purchases	$69,874,063	$334,362,151
Sales	66,606,857	551,121,089

48	Nuveen Investments

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of October 31, 2014, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Large Cap Select	Small Cap Select
Cost of investments	$47,692,067	$294,480,322
Gross unrealized:
Appreciation	$5,809,255	$54,781,124
Depreciation	(426,881)	(8,714,193)
Net unrealized appreciation (depreciation) of investments	$5,382,374	$46,066,931

Permanent differences, primarily due to distribution reallocations, federal taxes paid, net operating losses, real estate investment trust adjustments and tax equalization resulted in reclassifications among the Funds’ components of net assets as of October 31, 2014, the Funds’ tax year end, as follows:

	Large Cap Select	Small Cap Select
Capital paid-in	$(863)	$24,424,344
Undistributed (Over-distribution of) net investment income	(48)	950,194
Accumulated net realized gain (loss)	911	(25,374,538)

The tax components of undistributed net ordinary income and net long-term capital gains as of October 31, 2014, the Funds’ tax year end, were as follows:

	Large Cap Select	Small Cap Select
Undistributed net ordinary income[1]	$192,136	$15,082,494
Undistributed net long-term capital gains	—	46,937,110
[1]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended October 31, 2014 and October 31, 2013, was designated for purposes of the dividends paid deduction as follows:

2014	Large Cap Select	Small Cap Select
Distributions from net ordinary income[1]	$189,107	$8,894,272
Distributions from net long-term capital gains	—	30,488,049

2013
Distributions from net ordinary income[1]	$248,726	$11,605,768
Distributions from net long-term capital gains	—	54,954,814
[1]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

As of October 31, 2014, the Funds’ tax year end, the following Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by the Fund.

Nuveen Investments	49

Notes to Financial Statements (continued)

Large Cap Select
Expiration:
October 31, 2016	$2,689,459
October 31, 2017	54,315,490
Not subject to expiration	—
Total	$57,004,949

During the Fund’s tax year ended October 31, 2014, the following Fund utilized capital loss carryforwards as follows:

Large Cap Select
Utilized capital loss carryforwards	$7,022,506

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Large Cap Select Fund-Level Fee Rate	Small Cap Select Fund-Level Fee Rate
For the first $125 million	0.5500%	0.7000%
For the next $125 million	0.5375	0.6875
For the next $250 million	0.5250	0.6750
For the next $500 million	0.5125	0.6625
For the next $1 billion	0.5000	0.6500
For net assets over $2 billion	0.4750	0.6250

The annual complex-level fee for each Fund, payable monthly, is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex level fee schedule for each Fund is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of October 31, 2014, the complex-level fee rate for each Fund was as follows:

Fund	Complex-Level Fee Rate
Large Cap Select	0.2000%
Small Cap Select	0.2000

50	Nuveen Investments

The Adviser has contractually agreed to waive fees and/or reimburse expenses of Large Cap Select so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding any acquired fund fees and expenses, do not exceed the percentages of the average daily net assets of any class of Fund shares in the amounts and for the time period stated in the following table:

Fund	Class A Shares	Class C Shares	Class I Shares	Expiration Date
Large Cap Select	1.30%	2.05%	1.05%	October 31, 2015

The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the fiscal year ended October 31, 2014, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Large Cap Select	Small Cap Select
Sales charges collected (Unaudited)	$4,355	$27,083
Paid to financial intermediaries (Unaudited)	4,105	23,776

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended October 31, 2014, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Large Cap Select	Small Cap Select
Commission advances (Unaudited)	$3,203	$1,791

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended October 31, 2014, the Distributor retained such 12b-1 fees as follows:

	Large Cap Select	Small Cap Select
12b-1 fees retained (Unaudited)	$282	$7,947

The remaining 12b-1 fees charged were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended October 31, 2014, as follows:

	Large Cap Select	Small Cap Select
CDSC retained (Unaudited)	$42	$1,091

Nuveen Investments	51

Additional

Fund Information (Unaudited)

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606 Custodian U.S. Bank National Association Milwaukee, WI 53202	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Long-Term Capital Gain Distributions: The following Fund hereby designates as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852 (b)(3), the amount shown in the accompanying table or, if greater, the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the tax year ended October 31, 2014:

		Small Cap Select
Long-term capital gain dividends		$54,848,342

Distribution Information: The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1 (h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV, which will be sent to shareholders shortly after calendar year end.

	Large Cap Select	Small Cap Select
% of DRD	100%	25%
% of QDI	100%	29%

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

52	Nuveen Investments

Glossary of Terms

Used in this Report (Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested distributions and capital gains, if any) over the time period being considered.

Beta: A measure of the variability of the change in the share price for a fund in relation to a change in the value of the fund’s market benchmark. Securities with betas higher than 1.0 have been, and are expected to be, more volatile than the benchmark; securities with betas lower than 1.0 have been, and are expected to be, less volatile than the benchmark.

Dow Jones Industrial Average Index: A price-weighted index of the 30 largest, most widely held stocks traded on the New York Stock Exchange. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Large-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Large-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Lipper Small-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

Market Capitalization: The market capitalization of a company is equal to the number of the company’s common shares outstanding multiplied by the current price of the company’s stock.

MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI Emerging Markets Index: An unmanaged index considered representative of stocks of developing countries. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

NASDAQ Composite Index: A stock market index of the common stocks and similar securities listed on the NASDAQ stock market. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Russell 2000® Index: An index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000® Value Index measures the performance of those Russell

Nuveen Investments	53

Glossary of Terms

Used in this Report (Unaudited) (continued)

3000® Index companies with lower price-to-book- ratios and lower forecasted growth values. The stocks in this Index are also members of either the Russell 1000® Value or the Russell 2000® Value Indexes. The Russell 3000® Index measures the performance of the 3,000 largest companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

54	Nuveen Investments

Trustees

and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of directors of the Funds is currently set at twelve. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustee:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Chairman of Miller-Valentine Partners Med, a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; owner in several other Miller-Valentine entities; Board Member of Med-America Health System, Tech Town, Inc., a not-for-profit community development company, and WDPR Public Radio Station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	200
Robert P. Bremner 1940 333 W. Wacker Drive Chicago, IL 60606	Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	200
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Chairman, United Fire Group, a publicly held company; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	200
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	200

Nuveen Investments	55

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.	200
John K. Nelson 1962 333 West Wacker Drive Chicago, IL 60606	Trustee	2013	Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	200
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since June 2013) and U.S. Endowment for Forestry and Communities (since November 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	200
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009) Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	200
Virginia L. Stringer 1944 333 W. Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	200

56	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	200

Interested Trustee:
William Adams IV(2) 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Senior Executive Vice President, Global Structured Products (since 2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago; formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010).	200
Thomas S. Schreier, Jr.(2) 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman’s Council of the Investment Company Institute; formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	200

Nuveen Investments	57

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	201
Margo L. Cook 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	201
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	201
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014), and Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Senior Vice President (2010-2011), Formerly Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Certified Public Accountant.	201
Scott S. Grace 1970 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	201
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	201

58	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investment Holdings, Inc.	201
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	201
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	201
Joel T. Slager 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since May, 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	201
Jeffery M. Wilson 1956 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	107

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Nuveen Investments	59

Annual Investment Management Agreement

Approval Process (Unaudited)

I. The Approval Process

The Board of Directors of each Fund (each, a “Board” and each Director, a “Board Member”), including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and the sub-adviser to the respective Fund and determining whether to approve or continue such Fund’s advisory agreement (each, an “Original Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and sub-advisory agreement (each, an “Original Sub-Advisory Agreement” and, together with the Original Investment Management Agreement, the “Original Advisory Agreements”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”). Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), each Board is required to consider the continuation of the respective Original Advisory Agreements on an annual basis. In addition, prior to its annual review, the Board Members were advised of the potential acquisition of Nuveen Investments, Inc. (“Nuveen”) by TIAA-CREF (the “Transaction”). For purposes of this section, references to “Nuveen” herein include all affiliates of Nuveen Investments, Inc. providing advisory, sub-advisory, distribution or other services to the Funds and references to the “Board” refer to the Board of each Fund. In accordance with the 1940 Act and the terms of the Original Advisory Agreements, the completion of the Transaction would terminate each of the Original Investment Management Agreements and the Original Sub-Advisory Agreements. Accordingly, at an in-person meeting held on April 30, 2014 (the “April Meeting”), the Board, including all of the Independent Board Members, performed its annual review of the Original Advisory Agreements and approved the continuation of the Original Advisory Agreements for the Funds. Furthermore, in anticipation of the termination of the Original Advisory Agreements that would occur upon the consummation of the Transaction, the Board also approved for each Fund a new advisory agreement (each, a “New Investment Management Agreement”) between the Fund and the Adviser and a new sub-advisory agreement (each, a “New Sub-Advisory Agreement” and, together with the New Investment Management Agreement, the “New Advisory Agreements”) between the Adviser and the Sub-Adviser, each on behalf of the respective Fund to be effective following the completion of the Transaction and the receipt of the requisite shareholder approval.

Leading up to the April Meeting, the Independent Board Members had several meetings and deliberations, with and without management from Nuveen present and with the advice of legal counsel, regarding the Original Advisory Agreements, the Transaction and its impact and the New Advisory Agreements. At its meeting held on February 25-27, 2014 (the “February Meeting”), the Board Members met with a senior executive representative of TIAA-CREF to discuss the proposed Transaction. At the February Meeting, the Independent Board Members also established an ad hoc committee comprised solely of the Independent Board Members to monitor and evaluate the Transaction and to keep the Independent Board Members updated with developments regarding the Transaction. On March 20, 2014, the ad hoc committee met telephonically to discuss with management of Nuveen, and separately with independent legal counsel, the terms of the proposed Transaction and its impact on, among other things: the governance structure of Nuveen; the strategic plans for Nuveen; the operations of the Nuveen funds (which include the Funds); the quality or level of services provided to the Nuveen funds; key personnel that service the Nuveen funds and/or the Board and the compensation or incentive arrangements to retain such personnel; Nuveen’s capital structure; the regulatory requirements applicable to Nuveen or fund operations; and the Nuveen funds’ fees and expenses, including the funds’ complex-wide fee arrangement. Following the meeting of the ad hoc committee, the Board met in person (two Independent Board Members participating telephonically) in an executive session on March 26, 2014 to further discuss the proposed Transaction. At the executive session, the Board met privately with independent legal counsel to review its duties with respect to reviewing advisory agreements, particularly in the context of a change of control, and to evaluate further the Transaction and its impact on the Nuveen funds, the Adviser and the Sub-Adviser (collectively, the “Fund Advisers” and each, a “Fund Adviser”) and the services provided. Representatives of Nuveen also met with the Board to update the Board Members on developments regarding the Transaction, to respond to questions and to discuss, among other things: the governance of the Fund Advisers following the Transaction; the background, culture (including with respect to regulatory and compliance matters) and resources of TIAA-CREF; the general plans and intentions of TIAA-CREF for Nuveen; the terms and conditions of the Transaction (including financing terms); any benefits or detriments the Transaction may impose on the Nuveen funds, TIAA-CREF or the Fund Advisers; the reaction from the Fund Advisers’ employees knowledgeable of the Transaction; the incentive and retention plans for key personnel of the Fund Advisers; the potential access to additional distribution platforms and economies of scale; and the impact of any additional regulatory schemes that may be applicable to the Nuveen funds given the banking and insurance businesses operated in the TIAA-CREF enterprise. As part of its review, the Board also held a separate meeting on April 15-16, 2014 to review the Nuveen funds’ investment performance and consider an analysis provided by the Adviser of each sub-adviser of the Nuveen funds (including the Sub-Adviser) and the Transaction and its implications to the Nuveen funds. During their review of the materials and discussions, the Independent Board Members presented the Adviser with questions and the Adviser responded. Further, the Independent Board Members met in an executive session with independent legal counsel on April 29, 2014 and April 30, 2014.

In connection with their review of the Original Advisory Agreements and the New Advisory Agreements, the Independent Board Members received extensive information regarding the Funds and the Fund Advisers including, among other things: the nature, extent and quality of services provided by

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each Fund Adviser; the organization and operations of any Fund Adviser; the expertise and background of relevant personnel of each Fund Adviser; a review of each Fund’s performance (including performance comparisons against the performance of peer groups and appropriate benchmarks); a comparison of Fund fees and expenses relative to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of fund initiatives and shareholder communications; and an analysis of the Adviser’s profitability with comparisons to peers in the managed fund business. In light of the proposed Transaction, the Independent Board Members, through their independent legal counsel, also requested in writing and received additional information regarding the proposed Transaction and its impact on the provision of services by the Fund Advisers.

The Independent Board Members received, well in advance of the April Meeting, materials which responded to the request for information regarding the Transaction and its impact on Nuveen and the Nuveen funds including, among other things: the structure and terms of the Transaction; the impact of the Transaction on Nuveen, its operations and the nature, quality and level of services provided to the Nuveen funds, including, in particular, any changes to those services that the Nuveen funds may experience following the Transaction; the strategic plan for Nuveen, including any financing arrangements following the Transaction and any cost-cutting efforts that may impact services; the organizational structure of TIAA-CREF, including the governance structure of Nuveen following the Transaction; any anticipated effect on each Nuveen fund’s expense ratios (including changes to advisory and sub-advisory fees) and economies of scale that may be expected; any benefits or conflicts of interest that TIAA-CREF, Nuveen or their affiliates can expect from the Transaction; any benefits or undue burdens or other negative implications that may be imposed on the Nuveen funds as a result of the Transaction; the impact on Nuveen or the Nuveen funds as a result of being subject to additional regulatory schemes that TIAA-CREF must comply with in operating its various businesses; and the costs associated with obtaining necessary shareholder approvals and the bearer of such costs. The Independent Board Members also received a memorandum describing the applicable laws, regulations and duties in approving advisory contracts, including in conjunction with a change of control, from their independent legal counsel.

The materials and information prepared in connection with the review of the Original Advisory Agreements and New Advisory Agreements supplemented the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviewed the performance and various services provided by the Adviser and Sub-Adviser. The Board met at least quarterly as well as at other times as the need arose. At its quarterly meetings, the Board reviewed reports by the Adviser regarding, among other things, fund performance, fund expenses, premium and discount levels of closed-end funds, the performance of the investment teams and compliance, regulatory and risk management matters. In addition to regular reports, the Adviser provided special reports to the Board or a committee thereof from time to time to enhance the Board’s understanding of various topics that impact some or all the Nuveen funds (such as distribution channels, oversight of omnibus accounts and leverage management topics), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Adviser. The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.

In addition, the Board has created several standing committees (the Executive Committee; the Dividend Committee; the Audit Committee; the Compliance, Risk Management and Regulatory Oversight Committee; the Nominating and Governance Committee; the Open-End Funds Committee; and the Closed-End Funds Committee). The Open-End Funds Committee and Closed-End Funds Committee are intended to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These two Committees have met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

Further, the Board continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds and meet key investment and business personnel at least once over a multiple year rotation. In this regard, the Independent Board Members made site visits to certain equity and fixed income teams of the Sub-Adviser in September 2013 and met with the Sub-Adviser’s municipal team at the August and November 2013 quarterly meetings.

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Original Advisory Agreements and its review of the New Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the funds are the result of many years of review and discussion between the Independent Board Members and Nuveen fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and the Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. With respect to the New Advisory Agreements, the Board also considered the Transaction and its impact on the foregoing factors. Each Board Member may have accorded different weight to the various factors in reaching his or

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

her conclusions with respect to a Fund’s Original Advisory Agreements and New Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

1. The Original Advisory Agreements

In considering renewal of each Original Advisory Agreement, the Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including portfolio management services (and the resulting Fund performance) and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the capability and integrity of the Adviser and its staff and the Adviser’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things: each Fund Adviser’s organization and business; the types of services that each Fund Adviser or its affiliates provide to each Fund; the performance record of each Fund (as described in further detail below); and any initiatives Nuveen had taken for the open-end fund product line.

In considering the services provided by the Fund Advisers, the Board recognized that the Adviser provides a myriad of investment management, administrative, compliance, oversight and other services for the Funds, and the Sub-Adviser generally provides the portfolio advisory services to the Funds under the oversight of the Adviser. The Board considered the wide range of services provided by the Adviser to the Nuveen funds beginning with developing the fund and monitoring and analyzing its performance to providing or overseeing the services necessary to support a fund’s daily operations. The Board recognized the Adviser, among other things, provides: (a) product management (such as analyzing ways to better position a fund in the marketplace, maintaining relationships to gain access to distribution platforms and setting dividends); (b) fund administration (such as preparing a fund’s tax returns, regulatory filings and shareholder communications; managing fund budgets and expenses; overseeing a fund’s various service providers; and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund’s investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; and participating in fund development, leverage management and the development of investment policies and parameters).

In its review, the Board also considered the new services, initiatives or other changes adopted since the last advisory contract review that were designed to enhance the services and support the Adviser provides to the Nuveen funds. The Board recognized that some initiatives are a multi-year process. In reviewing the activities of 2013, the Board recognized that the year reflected the Adviser’s continued focus on fund rationalization for both closed-end and open-end funds, consolidating certain funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain funds. As in the past, the Board recognized the Adviser’s significant investment in its technology initiatives, including the continued progress toward a central repository for fund and other Nuveen product data and implementing a data system to support the risk oversight group enabling it to provide more detailed risk analysis for the Nuveen funds. The Board noted the new data system has permitted more in-depth analysis of the investment risks of the Funds and across the complex providing additional feedback and insights to the investment teams and more comprehensive risk reporting to the Board. The Adviser also conducted several workshops for the Board regarding the new data system, including explaining the risk measures being applied and their purpose. The Board also recognized the enhancements in the valuation group within the Adviser, including centralizing the fund pricing process within the valuation group, trending to more automated and expedient reviews and continuing to expand its valuation team. The Board further considered the expansion of personnel in the compliance department enhancing the collective expertise of the group, investments in additional compliance systems and the updates of various compliance policies.

In addition to the foregoing actions, the Board also considered other initiatives related to the open-end funds, including, among other things: the continued focus on enhancing the product line through the development of new funds, including the development of alternative strategies reflecting trends in the industry; the enhanced support provided to the Board by providing comprehensive in-depth presentations to the Open-End Funds Committee; and the development of a new class of shares for certain funds.

As noted, the Adviser also oversees the Sub-Adviser who provides the portfolio advisory services to the Funds. In reviewing the portfolio advisory services provided to each Fund, the Nuveen Investment Services Oversight Team of the Adviser analyzes the performance of the Sub-Adviser and may recommend changes to the investment team or investment strategies as appropriate. In assisting the Board’s review of the Sub-Adviser, the Adviser provides a report analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, organization and history, assets

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under management, the investment team’s philosophy and strategies in managing each Fund, developments affecting the Sub-Adviser or the Funds and their performance. In their review of the Sub-Adviser, the Independent Board Members considered, among other things, the experience and qualifications of the relevant investment personnel, their investment philosophy and strategies, the Sub-Adviser’s organization and stability, its capabilities and any initiatives taken or planned to enhance its current capabilities or support potential growth of business and, as outlined in further detail below, the performance of the Funds. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance while not providing an inappropriate incentive to take undue risks.

Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Nuveen funds’ compliance policies and procedures; the resources dedicated to compliance; the record of compliance with the policies and procedures; and Nuveen’s supervision of the Funds’ service providers. The Board recognized Nuveen’s commitment to compliance and strong commitment to a culture of compliance. Given the Adviser’s emphasis on monitoring investment risk, the Board has also appointed two Independent Board Members as point persons to review and keep the Board apprised of developments in this area and work with applicable Fund Adviser personnel.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to each Fund under the respective Original Advisory Agreement were satisfactory.

2. The New Advisory Agreements

In evaluating the nature, quality and extent of the services expected to be provided by the Fund Advisers under the New Investment Management Agreements and the New Sub-Advisory Agreements, the Board Members concluded that no diminution in the nature, quality and extent of services provided to each Fund and its shareholders by the respective Fund Advisers is expected as a result of the Transaction. In making their determination, the Independent Board Members considered, among other things: the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of each Fund Adviser; the ability of each Fund Adviser to perform its duties after the Transaction, including any changes to the level or quality of services provided to the Funds; the potential implications of any additional regulatory requirements imposed on the Fund Advisers or the Nuveen funds following the Transaction; and any anticipated changes to the investment and other practices of the Nuveen funds.

The Board noted that the terms of each New Investment Management Agreement, including the fees payable thereunder, are substantially identical to those of the Original Investment Management Agreement relating to the same Fund. Similarly, the terms of each New Sub-Advisory Agreement, including fees payable thereunder, are substantially identical to those of the Original Sub-Advisory Agreement relating to the same Fund. The Board considered that the services to be provided and the standard of care under the New Investment Management Agreements and the New Sub-Advisory Agreements are the same as the corresponding original agreements. The Board Members noted the Transaction also does not alter the allocation of responsibilities between the Adviser and the Sub-Adviser. The Sub-Adviser will continue to furnish an investment program, make investment decisions and place all orders for the purchase and sale of securities, all on behalf of each Fund and subject to oversight of the Board and the Adviser. The Board noted that TIAA-CREF did not anticipate any material changes to the advisory, sub-advisory or other services provided to the Nuveen funds as a result of the Transaction. The Independent Board Members recognized that there were not any planned “cost cutting” measures that could be expected to reduce the nature, extent or quality of services. The Independent Board Members further noted that there were currently no plans for material changes to senior personnel at Nuveen or key personnel who provide services to the Nuveen funds and the Board following the Transaction. The key personnel who have responsibility for the Nuveen funds in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Transaction, although such personnel may have additional reporting requirements to TIAA-CREF. The Board also considered the anticipated incentive plans designed to retain such key personnel. Notwithstanding the foregoing, the Board Members recognized that personnel changes may occur in the future as a result of normal business developments or personal career decisions.

The Board Members also considered Nuveen’s proposed governance structure following the Transaction and noted that Nuveen was expected to remain a stand-alone business within the TIAA-CREF enterprise and operate relatively autonomously from the other TIAA-CREF businesses, but would receive the general support and oversight from certain TIAA-CREF functional groups (such as legal, finance, internal audit, compliance, and risk management groups). The Board recognized, however, that Nuveen may be subject to additional reporting requirements as it keeps TIAA-CREF abreast of developments affecting the Nuveen business, may be required to modify certain of its reports, policies and procedures as necessary to conform to the practices followed in the TIAA-CREF enterprise and may need to collaborate with TIAA-CREF with respect to strategic planning for its business.

In considering the implications of the Transaction, the Board Members also recognized the reputation and size of TIAA-CREF and the benefits that the Transaction may bring to the Nuveen funds and Nuveen. In this regard, the Board recognized, among other things, that the increased resources and support that may be available to Nuveen from TIAA-CREF and the improved capital structure of Nuveen Investments, Inc. (the parent of the Adviser) that would result from the significant reduction in its debt level may reinforce and enhance Nuveen’s ability to provide quality services to the Nuveen funds and to invest further into its infrastructure.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Further, with the consummation of the Transaction, the Board recognized the enhanced distribution capabilities for the Nuveen funds as the funds may gain access to TIAA-CREF’s distribution network, particularly through TIAA-CREF’s retirement platform and institutional client base. The Board also considered that investors in TIAA-CREF’s retirement platform may choose to roll their investments as they exit their retirement plans into the Nuveen funds. The Independent Board Members recognized the potential cost savings to the benefit of all shareholders of the Nuveen funds from reduced expenses as assets in the Nuveen fund complex rise pursuant to the complex-wide fee arrangement described in further detail below.

Based on their review, the Independent Board Members found that the expected nature, extent and quality of services to be provided to each Fund under its New Advisory Agreements were satisfactory and supported approval of the New Advisory Agreements.

B. The Investment Performance of the Funds and Fund Advisers

1. The Original Advisory Agreements

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of each Fund’s performance and the applicable investment team. In considering each Fund’s performance, the Board recognized that a fund’s performance can be reviewed through various measures including the fund’s absolute return, the fund’s return compared to the performance of other peer funds and the fund’s performance compared to its respective benchmark. Accordingly, the Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) and with recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2013, as well as performance information reflecting the first quarter of 2014. This information supplemented the Nuveen fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

•	The performance data reflects a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance.

•	The investment experience of a particular shareholder in a fund will vary depending on when such shareholder invests in such fund, the class held (if multiple classes offered in the fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

•	Open-end funds offer multiple classes and the performance of the various classes of a fund should be substantially similar on a relative basis because all of the classes are invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

•	The usefulness of comparative performance data as a frame of reference to measure a fund’s performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Adviser classified the Performance Peer Groups of the Nuveen funds from highly relevant to less relevant. For funds classified with less relevant Performance Peer Groups, the Board considered a fund’s performance compared to its benchmark to help assess the fund’s comparative performance. A fund was generally considered to have performed comparably to its benchmark if the fund’s performance was within certain thresholds compared to the performance of its benchmark and was considered to have outperformed or underperformed its benchmark if the fund’s performance was beyond these thresholds for the one- and three-year periods, subject to certain exceptions.[i] While the Board is cognizant of the relative performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the fund with its peers and/or benchmarks result in differences in performance results.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund’s fee structure.

In considering the performance data, the Independent Board Members noted that the Nuveen Large Cap Select Fund (“Large Cap Select Fund”) demonstrated generally favorable performance in comparison to its peers. In this regard, although the Fund was in the third quartile in the three-year period, it performed in the first quartile in the one- and five-year periods, outperformed its benchmark in the one-year period and demonstrated comparable performance to its benchmark in the five-year period.

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The Board also noted that the Nuveen Small Cap Select Fund (“Small Cap Select Fund”) lagged its peers and benchmark over various periods. Although the Fund was in the third quartile and provided comparable performance to its benchmark in the five-year period, it was in the fourth quartile and underperformed its benchmark in the one- and three-year periods. As described above, for Nuveen funds with challenged performance, the Board considered and discussed the factors contributing to the performance results and considered any steps that have been or should be taken to address performance issues. The Board noted that, although Small Cap Select Fund underperformed its benchmark and lagged its peers in recent years, it also posted strong absolute returns in 2013. In addition, the Board noted the changes to the portfolio management team of the Fund. The Board will continue to monitor the Fund and any steps proposed or taken to address performance challenges.

Except as otherwise noted above, based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

2. The New Advisory Agreements

With respect to the performance of each Fund, the Board considered that the portfolio investment personnel responsible for the management of the respective Fund portfolios were expected to continue to manage such portfolios following the completion of the Transaction and the investment strategies of the Funds were not expected to change as a result of the Transaction. Accordingly, the findings regarding performance outlined above for the Original Advisory Agreements are applicable to the review of the New Advisory Agreements.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund, reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; and the timing of information used may impact the comparative data thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their peer average based on the net total expense ratio. The Independent Board Members observed that Small Cap Select Fund had a net management fee in line with its peer average and a net expense ratio (including fee waivers and expense reimbursements) below its peer average, while Large Cap Select Fund had a net management fee that was higher than its peer average, but a net expense ratio that was in line with its peer average.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board recognized that all Nuveen funds have a sub-adviser, either affiliated or non-affiliated, and therefore the overall fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the sub-adviser. In general terms, the fee to the Adviser reflects the administrative and other services it provides to support the Nuveen fund (as described above) and, while some administrative services may occur at the sub-adviser level, the fee to the sub-adviser generally reflects the portfolio management services provided by the sub-adviser. The Independent Board Members considered the fees a Fund Adviser assesses to the Funds compared to that of other clients. With respect to non-municipal funds, such other clients of a Fund Adviser may include: separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen, collective trust funds and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams.

The Independent Board Members reviewed the nature of services provided by the Adviser, including through its affiliated sub-advisers and the average fee the affiliated sub-advisers assessed such clients as well as the range of fees assessed to the different types of separately managed accounts (such as retail, institutional or wrap accounts) to the extent applicable to the respective sub-adviser. In their review, the Independent Board Members considered the differences in the product types, including, but not limited to: the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. In evaluating the

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comparisons of fees, the Independent Board Members noted that the fee rates charged to the Nuveen funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. The Independent Board Members noted that, as a general matter, higher fee levels reflect higher levels of service, increased investment management complexity, greater product management requirements and higher levels of risk or a combination of the foregoing. The Independent Board Members further noted, in particular, that the range of services provided to the Funds (as discussed above) is generally much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the Adviser are not required for institutional clients. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data, an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2013 and Nuveen’s consolidated financial statements for 2013. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses and profit margin compared to that of various unaffiliated management firms.

In reviewing profitability, the Independent Board Members noted the Adviser’s continued investment in its business with expenditures to, among other things, upgrade its investment technology and compliance systems and provide for additional personnel and other resources. The Independent Board Members recognized the Adviser’s continued commitment to its business should enhance the Adviser’s capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. In addition, in evaluating profitability, the Independent Board Members also noted the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available, and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, an adviser’s particular business mix, capital costs, size, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members noted the Adviser’s adjusted operating margin appears to be reasonable in relation to other investment advisers and sufficient to operate as a viable investment management firm meeting its obligations to the Nuveen funds. Based on their review, the Independent Board Members concluded that the Adviser’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Adviser, the Independent Board Members reviewed such sub-advisers’ revenues, expenses and profitability margins (pre- and post-tax) for their advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Adviser’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive or are expected to receive that are directly attributable to the management of a Nuveen fund. See Section E below for additional information on indirect benefits the Fund Advisers may receive as a result of its relationship with a Nuveen fund. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the Funds were reasonable.

4. The New Advisory Agreements

As noted above, the terms of the New Advisory Agreements are substantially identical to their corresponding Original Advisory Agreements. The fee schedule, including the breakpoint schedule and complex-wide fee schedule, in each New Advisory Agreement is identical to that under the corresponding Original Advisory Agreement. The Board Members also noted that Nuveen has committed for a period of two years from the date of closing the Transaction (i) not to increase contractual management fee rates for any Nuveen fund and (ii) not to raise expense cap levels for any Nuveen fund from levels currently in effect or scheduled to go into effect prior to the Transaction. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course. Based on the information provided, the Board Members did not believe that the overall expenses would increase as a result of the Transaction. In addition, the Board Members recognized that the Nuveen funds may gain access to the retirement platform and institutional client base of TIAA-CREF, and the investors in the retirement platforms may roll their investments into

66	Nuveen Investments

one or more Nuveen funds as they exit their retirement plans. The enhanced distribution access may result in additional sales of the Nuveen funds resulting in an increase in total assets under management in the complex and a corresponding decrease in overall management fees if additional breakpoints at the fund-level or complex-wide level are met. Based on its review, the Board determined that the management fees and expenses under each New Advisory Agreement were reasonable.

Further, other than from a potential reduction in the debt level of Nuveen Investments, Inc., the Board recognized that it is difficult to predict with any degree of certainty the impact of the Transaction on Nuveen’s profitability. Given the fee schedule was not expected to change under the New Advisory Agreements, however, the Independent Board Members concluded that each Fund Adviser’s level of profitability for its advisory activities under the respective New Advisory Agreements would continue to be reasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

1. The Original Advisory Agreements

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Nuveen funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement (as applicable) were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

2. The New Advisory Agreements

As noted, the Independent Board Members recognized that the fund-level and complex-wide schedules will not change under the New Advisory Agreements. Assets in the funds advised by TIAA-CREF or its current affiliates will not be included in the complex-wide fee calculation. Nevertheless, the Nuveen funds may have access to TIAA-CREF’s retirement platform and institutional client base. The access to this distribution network may enhance the distribution of the Nuveen funds which, in turn, may lead to reductions in management and sub-advisory fees if the Nuveen funds reach additional fund-level and complex-wide breakpoint levels. Based on their review, including the considerations in the annual review of the Original Advisory Agreements, the Independent Board Members determined that the fund-level breakpoint schedules and complex-wide fee schedule continue to be appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale under the New Advisory Agreements.

E. Indirect Benefits

1. The Original Advisory Agreements

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of the Adviser, which include fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research that may be useful to a Fund Adviser in managing the assets of the fund and other clients. Each Fund’s portfolio transactions are allocated by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the applicable Fund’s portfolio transactions. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the Funds and their shareholders to the extent the research enhances the ability of the Sub-Adviser to manage the Funds. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

Nuveen Investments	67

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

2. The New Advisory Agreements

The Independent Board Members noted that, as the applicable policies and operations of the Fund Advisers with respect to the Nuveen funds were not anticipated to change significantly after the Transaction, such indirect benefits should remain after the Transaction. The Independent Board Members further noted the benefits the Transaction would provide to TIAA-CREF and Nuveen, including a larger-scale fund complex, certain shared services (noted above) and a broader range of investment capabilities, distribution capabilities and product line. Further, the Independent Board Members noted that Nuveen Investments, Inc. (the parent of the Adviser) would benefit from an improved capital structure through a reduction in its debt level.

F. Other Considerations for the New Advisory Agreements

In addition to the factors above, the Board Members also considered the following with respect to the Nuveen funds:

•	Nuveen would rely on the provisions of Section 15(f) of the 1940 Act. In this regard, to help ensure that an unfair burden is not imposed on the Nuveen funds, Nuveen has committed for a period of two years from the date of the closing of the Transaction (i) not to increase contractual management fee rates for any fund and (ii) not to raise expense cap levels for any fund from levels currently in effect or scheduled to go into effect prior to the Transaction. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

•	The Nuveen funds would not incur any costs in seeking the necessary shareholder approvals for the New Investment Management Agreements or the New Sub-Advisory Agreements (except for any costs attributed to seeking shareholder approvals of fund specific matters unrelated to the Transaction, such as election of Board Members or changes to investment policies, in which case a portion of such costs will be borne by the applicable funds).

•	The reputation, financial strength and resources of TIAA-CREF.

•	The long-term investment philosophy of TIAA-CREF and anticipated plans to grow Nuveen’s business to the benefit of the Nuveen funds.

•	The benefits to the Nuveen funds as a result of the Transaction including: (i) increased resources and support available to Nuveen as well as an improved capital structure that may reinforce and enhance the quality and level of services it provides to the funds; (ii) potential additional distribution capabilities for the funds to access new markets and customer segments through TIAA-CREF’s distribution network, including, in particular, its retirement platforms and institutional client base; and (iii) access to TIAA-CREF’s expertise and investment capabilities in additional asset classes.

G. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Original Advisory Agreement and New Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Original Advisory Agreements be renewed and the New Advisory Agreements be approved.

II. Approval of Interim Advisory Agreements

At the April Meeting, the Board Members, including the Independent Board Members, unanimously approved for each Fund an interim advisory agreement (the “Interim Investment Management Agreement”) between the respective Fund and the Adviser and an interim sub-advisory agreement (the “Interim Sub-Advisory Agreement”) between the Adviser and the Sub-Adviser. If necessary to assure continuity of advisory services, each respective Interim Investment Management Agreement and Interim Sub-Advisory Agreement will take effect upon the closing of the Transaction if shareholders have not yet approved the corresponding New Investment Management Agreement or New Sub-Advisory Agreement. The terms of each Interim Investment Management Agreement and Interim Sub-Advisory Agreement are substantially identical to those of the corresponding Original Investment Management Agreement and New Investment Management Agreement and the corresponding Original Sub-Advisory Agreement and New Sub-Advisory Agreement, respectively, except for certain term and fee escrow provisions. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Funds under the respective Interim Investment Management Agreements and Interim Sub-Advisory Agreements are at least equivalent to the scope and quality of services provided under the applicable Original Investment Management Agreements and Original Sub-Advisory Agreements.

III. Recent Developments

The Transaction closed on October 1, 2014. As of such date, new investment management agreements and new sub-advisory agreements took effect for those Nuveen funds that had obtained shareholder approval. For Nuveen funds that had not obtained shareholder approval as of such date, interim investment management agreements and interim sub-advisory agreements were put in place.

[i]	The Board recognized that the Adviser considered a fund to have outperformed or underperformed its benchmark if the fund’s performance was higher or lower than the performance of the benchmark by the following thresholds: for open-end funds (+/- 100 basis points for equity funds excluding index funds; +/- 30 basis points for tax exempt fixed income funds; +/- 40 basis points for taxable fixed income funds) and for closed-end funds (assuming 30% leverage) (+/- 130 basis points for equity funds excluding index funds; +/- 39 basis points for tax exempt funds and +/- 52 basis points for taxable fixed income funds).

68	Nuveen Investments

Notes

Nuveen Investments	69

Notes

70	Nuveen Investments

Notes

Nuveen Investments	71

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $229 billion as of September 30, 2014.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MAN-FSLCT-1014P        4922-INV-Y12-15

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE AUDITOR BILLED TO THE FUNDS

Fiscal Year Ended October 31, 2014	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Dividend Value Fund	19,890	0	2,575	0
Nuveen Equity Index Fund	15,898	0	2,575	0
Nuveen Large Cap Growth Opportunities Fund	15,043	0	2,575	0
Nuveen Large Cap Select Fund	12,580	0	2,575	0
Nuveen Mid Cap Growth Opportunities Fund	18,034	0	2,575	0
Nuveen Mid Cap Index Fund	15,278	0	2,575	0
Nuveen Mid Cap Value Fund	13,055	0	2,575	0
Nuveen Small Cap Growth Opportunities Fund	12,811	0	2,575	0
Nuveen Small Cap Index Fund	13,027	0	2,575	0
Nuveen Small Cap Select Fund	14,263	0	2,575	0
Nuveen Small Cap Value Fund	12,901	0	2,575	0

Total	$162,782	$0	$28,325	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Dividend Value Fund	0%	0%	0%	0%
Nuveen Equity Index Fund	0%	0%	0%	0%
Nuveen Large Cap Growth Opportunities Fund	0%	0%	0%	0%
Nuveen Large Cap Select Fund	0%	0%	0%	0%
Nuveen Mid Cap Growth Opportunities Fund	0%	0%	0%	0%
Nuveen Mid Cap Index Fund	0%	0%	0%	0%
Nuveen Mid Cap Value Fund	0%	0%	0%	0%
Nuveen Small Cap Growth Opportunities Fund	0%	0%	0%	0%
Nuveen Small Cap Index Fund	0%	0%	0%	0%
Nuveen Small Cap Select Fund	0%	0%	0%	0%
Nuveen Small Cap Value Fund	0%	0%	0%	0%

October 31, 2013	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Dividend Value Fund	18,202	1,000	7,200	0
Nuveen Equity Index Fund	15,081	0	3,500	0
Nuveen Large Cap Growth Opportunities Fund	14,330	0	3,500	0
Nuveen Large Cap Select Fund	12,079	0	2,500	0
Nuveen Mid Cap Growth Opportunities Fund	16,663	0	3,500	0
Nuveen Mid Cap Index Fund	13,910	0	5,001	0
Nuveen Mid Cap Value Fund	12,524	0	2,625	0
Nuveen Small Cap Growth Opportunities Fund	12,282	0	3,500	0
Nuveen Small Cap Index Fund	12,337	0	7,377	0
Nuveen Small Cap Select Fund	13,823	0	3,688	0
Nuveen Small Cap Value Fund	12,277	0	2,813	0

Total	$153,508	$1,000	$45,204	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Dividend Value Fund	0%	0%	0%	0%
Nuveen Equity Index Fund	0%	0%	0%	0%
Nuveen Large Cap Growth Opportunities Fund	0%	0%	0%	0%
Nuveen Large Cap Select Fund	0%	0%	0%	0%
Nuveen Mid Cap Growth Opportunities Fund	0%	0%	0%	0%
Nuveen Mid Cap Index Fund	0%	0%	0%	0%
Nuveen Mid Cap Value Fund	0%	0%	0%	0%
Nuveen Small Cap Growth Opportunities Fund	0%	0%	0%	0%
Nuveen Small Cap Index Fund	0%	0%	0%	0%
Nuveen Small Cap Select Fund	0%	0%	0%	0%
Nuveen Small Cap Value Fund	0%	0%	0%	0%

Fiscal Year Ended October 31, 2014	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Funds, Inc.	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended October 31, 2013	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Funds, Inc.	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended October 31, 2014	Total Non-Audit Fees Billed to Funds	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Funds)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Dividend Value Fund	2,575	0	0	2,575
Nuveen Equity Index Fund	2,575	0	0	2,575
Nuveen Large Cap Growth Opportunities Fund	2,575	0	0	2,575
Nuveen Large Cap Select Fund	2,575	0	0	2,575
Nuveen Mid Cap Growth Opportunities Fund	2,575	0	0	2,575
Nuveen Mid Cap Index Fund	2,575	0	0	2,575
Nuveen Mid Cap Value Fund	2,575	0	0	2,575
Nuveen Small Cap Growth Opportunities Fund	2,575	0	0	2,575
Nuveen Small Cap Index Fund	2,575	0	0	2,575
Nuveen Small Cap Select Fund	2,575	0	0	2,575
Nuveen Small Cap Value Fund	2,575	0	0	2,575

Total	$28,325	$0	$0	$28,325

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended October 31, 2013	Total Non-Audit Fees Billed to Funds	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Funds)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Dividend Value Fund	7,200	0	0	7,200
Nuveen Equity Index Fund	3,500	0	0	3,500
Nuveen Large Cap Growth Opportunities Fund	3,500	0	0	3,500
Nuveen Large Cap Select Fund	2,500	0	0	2,500
Nuveen Mid Cap Growth Opportunities Fund	3,500	0	0	3,500
Nuveen Mid Cap Index Fund	5,001	0	0	5,001
Nuveen Mid Cap Value Fund	2,625	0	0	2,625
Nuveen Small Cap Growth Opportunities Fund	3,500	0	0	3,500
Nuveen Small Cap Index Fund	7,377	0	0	7,377
Nuveen Small Cap Select Fund	3,688	0	0	3,688
Nuveen Small Cap Value Fund	2,813	0	0	2,813

Total	$45,204	$0	$0	$45,204

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Funds, Inc.

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: January 8, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: January 8, 2015

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: January 8, 2015